UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Nuveen New Jersey Dividend Advantage Municipal Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE TO HOLDERS OF

VARIABLE RATE DEMAND PREFERRED SHARES OF

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ)

AND

NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

JUNE 20, 2014

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement?

A.	You are receiving the Joint Proxy Statement as a holder of Variable Rate Demand Preferred Shares (“VRDP Shares”) of a Fund in connection with the annual shareholder meetings of Nuveen New Jersey Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“Premium Income”) and Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and collectively with Investment Quality and Premium Income, the “Target Funds” or each individually, a “Target Fund”). You are being asked to vote on several important matters affecting your Fund as follows:

—

the election of members of the Board of Directors or Board of Trustees, as applicable (each, a “Board” and the members individually, “Board Members”) (the list of specific nominees is contained in the enclosed Joint Proxy Statement);

—	the reorganizations of the Target Funds into the Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”);

—	the issuance of additional common shares by the Acquiring Fund in connection with the Reorganizations;

—	the approval of a new investment management agreement; and

—	the approval of a new investment sub-advisory agreement.

Proposals Regarding the Reorganizations

Q.	Why has each Fund’s Board recommended this proposal?

A.

Each Fund’s Board has determined that its respective Reorganization(s) would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products.

The Acquiring Fund and the Target Funds have similar investment objectives, policies and risks and substantially similar portfolio compositions and are managed by the same portfolio manager. In light of these similarities, the proposed Reorganizations are intended to reduce fund redundancies and create a single, larger state fund that may benefit from anticipated operating efficiencies and economies of scale. The proposed Reorganizations also are intended to result in lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations), due to economies of scale resulting from the larger size of the combined fund, and to enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund. Although the anticipated total annual operating expenses per common share of the combined fund (including the costs of leverage) are expected to be higher for shareholders of Investment Quality and the same for shareholders of Premium Income (in each case, as shareholders of the combined fund following the Reorganizations), each Fund’s Board took into account the view of the investment adviser that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time, for example, by enabling the larger combined fund to simultaneously employ or modify allocations between fixed rate and floating rate issues as issues mature and/or as the investment adviser’s market outlook changes. In contrast, a smaller stand-alone fund would be limited to employing one type of leverage and to smaller issues.

Q.	How will holders of VRDP Shares be affected by the Reorganizations?

A.	The Acquiring Fund has one series of VRDP Shares outstanding as of the date of the enclosed Joint Proxy Statement, and these shares will remain outstanding following the Reorganizations. As of the date of the enclosed Joint Proxy Statement, each of Investment Quality and Premium Income also has one series of VRDP Shares outstanding, while Dividend Advantage 2 has one series of MuniFund Term Preferred Shares (“MTP Shares”) outstanding.

Upon the closing of the Reorganizations, holders of Target Fund VRDP Shares will receive, on a one-for-one basis, newly issued VRDP Shares of the Acquiring Fund having substantially identical terms, as of the closing of the Reorganizations, as the VRDP Shares of the Target Fund exchanged therefor. The Acquiring Fund also will issue a new series of MTP Shares to holders of MTP Shares of Dividend Advantage 2 having substantially identical terms, as of the closing of the Reorganizations, as the MTP Shares of Dividend Advantage 2 exchanged therefor. As a result, preferred shareholders of the Funds will become preferred shareholders of a combined fund with four series and two different types of preferred shares (i.e., MTP Shares and VRDP Shares) outstanding.

Although the Acquiring Fund preferred shares to be issued to each Target Fund will consist of a separate series, each such series will rank on a parity with each other and with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Because of the large number of MTP Shares to be issued by the Acquiring Fund in connection with the Reorganization of Dividend Advantage 2, following the Reorganizations, holders of VRDP Shares of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations.

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Q.	Do the Funds have similar investment objectives, policies and risks?

A.	Yes. The Funds have similar investment objectives, policies and risks and are managed by the same portfolio manager. While there are certain immaterial wording differences among the Funds’ investment objectives, each Fund emphasizes: (i) investment in tax-exempt municipal securities providing current income exempt from regular federal and New Jersey income taxes; and (ii) the enhancement of portfolio value relative to the municipal bond market through investment in municipal securities that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal markets or municipal market sectors that are undervalued. Each Fund also emphasizes investments in investment grade municipal securities. Each Fund is a closed-end management investment company that, in the case of the Acquiring Fund, Investment Quality and Premium Income, is diversified, and in the case of Dividend Advantage 2, is non-diversified. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floating rate securities.

Q.	What proposals will shareholders of the Funds be asked to vote on in connection with the proposed Reorganizations?

A.	Shareholders of each Target Fund will be asked to vote on an Agreement and Plan of Reorganization, with common shareholders and preferred shareholders voting together as a single class and preferred shareholders also voting separately. Shareholders of the Acquiring Fund will be asked to vote on the issuance of additional common shares in connection with the Reorganizations, with common shareholders and preferred shareholders voting together as a single class and common shareholders also voting separately. In addition, preferred shareholders of the Acquiring Fund will be asked to vote on the Agreement and Plan of Reorganization. The enclosed Joint Proxy Statement is being sent only to holders of VRDP Shares of the Acquiring Fund, Investment Quality and Premium Income. Each Fund is separately soliciting the votes of its common shareholders and, with respect to Dividend Advantage 2, its holders of MTP Shares, through a separate proxy statement/prospectus.

Q.	Will the terms of the VRDP Shares of the Acquiring Fund to be received by current holders of VRDP Shares of Investment Quality and Premium Income as part of the Reorganizations be substantially identical to the terms of such Target Fund VRDP Shares exchanged therefor?

A.	Yes. Upon the closing of the Reorganizations, holders of VRDP Shares of each of Investment Quality and Premium Income will receive, in exchange for each VRDP Share held immediately prior to the Reorganizations, one VRDP Share of a new series of the Acquiring Fund having substantially identical terms, as of the closing of the Reorganizations, as the VRDP Shares of such Target Fund exchanged therefor, including:

—	the same short-term and long-term credit ratings from one or more rating agencies;

—	the same liquidation preference and final mandatory redemption date;

—	the same terms with respect to the payment of an adjustable dividend rate reset weekly by a remarketing agent;

—	the same right to give notice on any business day to tender the securities for remarketing in seven days;

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—	the same terms with respect to the mandatory tender for remarketing upon the occurrence of certain events; and

—

continuing to have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by the same bank acting as liquidity provider with respect to the outstanding series of VRDP Shares immediately prior to the closing of the Reorganizations.

In addition, the Agreement and Plan of Reorganization provides that each series of Acquiring Fund VRDP Shares to be issued in the Reorganizations will be rated no less than the then-current rating(s) assigned to the Target Fund VRDP Shares being exchanged therefor.

Q.	Do the Reorganizations constitute a taxable event for holders of VRDP Shares of Investment Quality and Premium Income?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of a Reorganization, except that gain or loss may be recognized by preferred shareholders of Investment Quality and Premium Income who exercise dissenters’ rights of appraisal under Minnesota law. In addition, to the extent that portfolio securities of a Target Fund are sold in connection with a Reorganization, such Target Fund may realize gains or losses. Gains from such sales will be taxable to Target Fund preferred shareholders to the extent such amounts are required to be allocated to distributions received by such Target Fund preferred shareholders. However, since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than 5% of the assets of each Target Fund).

Q.	What will happen if the required shareholder approvals in connection with the Reorganizations are not obtained?

A.	The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization(s) will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the fund as a stand-alone fund.

Q.	Will holders of VRDP Shares of the Funds have to pay any fees or expenses in connection with the Reorganizations?

A.

No. Preferred shareholders will not bear any costs of the Reorganizations. Common shareholders will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. The total costs of the Reorganizations are estimated to be

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$605,000 and will be reflected in each Fund’s net asset value prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $220,000 (0.21%) for the Acquiring Fund, $160,000 (0.05%) for Investment Quality, $30,000 (0.02%) for Premium Income and $195,000 (0.28%) for Dividend Advantage 2 (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2013). The allocation of the estimated costs of the Reorganizations is based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings (excluding the costs of leverage) and distribution increases, if any, to each Fund during the first year following the Reorganizations.

Q.	What is the timetable for the Reorganizations?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about September 8, 2014, or as soon as practicable thereafter.

Proposals Regarding the TIAA-CREF Transaction

Q.	How will I as a shareholder be affected by the TIAA-CREF Transaction (as defined below)?

A.	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as your Fund’s investment adviser and has retained Nuveen Asset Management, LLC (“Nuveen Asset Management”) as sub-adviser to manage the assets of your Fund. Nuveen Investments, Inc. (“Nuveen”), the parent company of each of Nuveen Fund Advisors and Nuveen Asset Management, recently announced its intention to be acquired by TIAA-CREF (the “TIAA-CREF Transaction”). In the event the TIAA-CREF Transaction takes place, securities laws require your Fund’s shareholders to approve: (i) a new investment management agreement between Nuveen Fund Advisors and your Fund to permit Nuveen Fund Advisors to continue to serve as investment adviser to your Fund; and (ii) a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management to permit Nuveen Asset Management to continue to manage your Fund.

Shareholders of each Fund are being asked to consider new investment advisory and sub-advisory agreements in the event the TIAA-CREF Transaction closes before the Reorganization. Your investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares before and after the TIAA-CREF Transaction. If the TIAA-CREF Transaction takes place before the closing of the Reorganizations, Nuveen Fund Advisors and Nuveen Asset Management will continue to manage your Fund according to the same objectives and policies as before, and do not anticipate any significant changes to your Fund’s operations as a result of the TIAA-CREF Transaction.

If the closing of the Reorganizations takes place before the closing of the TIAA-CREF Transaction, Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganizations) and Acquiring Fund shareholders will own the same Acquiring Fund shares before and after the TIAA-CREF Transaction. Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Acquiring Fund according to the same objectives and policies described in the enclosed Joint Proxy Statement, and do not anticipate any significant changes to the Acquiring Fund’s operations as a result of the TIAA-CREF Transaction.

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TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between the current investment management and investment sub-advisory agreements of the Funds and the new agreements being considered in connection with the TIAA-CREF Transaction?

A.	No. The terms of the new agreements for each Target Fund and the Acquiring Fund in connection with the TIAA-CREF Transaction will be substantially identical to the agreements in effect immediately prior to the closing date of the TIAA-CREF Transaction. There will be no change in the contractual management fees you pay.

Q.	What will happen if shareholders of my Fund do not approve the new investment management agreement or sub-advisory agreement before consummation of the TIAA-CREF Transaction?

A.	Nuveen Fund Advisors and Nuveen Asset Management will continue to manage your Fund under an interim investment management agreement and an interim sub-advisory agreement, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

General

Q.	How does each Fund’s Board recommend that I vote on the proposals?

A.	After careful consideration, each Fund’s Board has determined that each proposal is in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal(s).

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (866) 209-5784 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

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Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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JUNE 20, 2014

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ)

AND

NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 5, 2014

To Holders of Variable Rate Demand Preferred Shares:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen New Jersey Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“Investment Quality”) and Nuveen New Jersey Premium Income Municipal Fund, Inc. (“Premium Income” and together with Investment Quality, the “Target Funds” or, each individually, a “Target Fund”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, August 5, 2014, at 10:00 a.m., Central time, for the following purposes:

1.	Election of Board Members.

(a)	For Dividend Advantage:

(i)	Four (4) Class II board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Adams, Kundert, Nelson and Toth are nominees for election by all shareholders.

(ii)	Two (2) board members are to be elected by holders of preferred shares only, voting separately. Board members Hunter and Schneider are nominees for election by preferred shareholders.

(b)	For Investment Quality and Premium Income:

(i)	Ten (10) board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Adams, Bremner, Evans, Kundert, Nelson, Schreier, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	Two (2) board members are to be elected by holders of preferred shares only, voting separately. Board members Hunter and Schneider are nominees for election by preferred shareholders.

2.

Agreement and Plan of Reorganization. The shareholders of each Fund voting as set forth below, for an Agreement and Plan of Reorganization pursuant to which each Target Fund would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for newly issued common shares and preferred shares of the Acquiring

Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders (with cash being distributed in lieu of fractional common shares) and preferred shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law.

(a)	For each Target Fund, the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization.

(b)	For the Acquiring Fund and each Target Fund, the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

3.	Approval of Issuance of Additional Common Shares by the Acquiring Fund.

For the Acquiring Fund:

(a)	The common and preferred shareholders voting together as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

(b)	The common shareholders voting separately to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

4.	Approval of New Investment Management and Sub-Advisory Agreements.

For each Fund:

(a)	The common and preferred shareholders voting together as a single class to approve a new investment management agreement between each Fund and Nuveen Fund Advisors, LLC.

(b)	The common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to each Fund.

5.	To transact such other business as may properly come before the Annual Meeting.

Together with this notice, each Fund is delivering to its preferred shareholders a Joint Proxy Statement. Each Fund also is delivering to its common shareholders a separate proxy statement/prospectus with respect to the matters outlined above. Only shareholders of record as of the close of business on June 6, 2014, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

As described in the accompanying Joint Proxy Statement under the caption “Proposal No. 2—Information about the Reorganizations—Dissenting Shareholders’ Rights of Appraisal,” preferred shareholders of Investment Quality and Premium Income who object to the proposed reorganization of their Fund are entitled to demand payment of the “fair value” of their preferred shares under procedures set forth in the Minnesota Business Corporation Act. The relevant sections of that Act are reproduced in Appendix B to the accompanying Joint Proxy Statement.

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All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

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NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT

FOR

HOLDERS OF VARIABLE RATE DEMAND PREFERRED SHARES

OF

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ)

AND

NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

JUNE 20, 2014

This Joint Proxy Statement is being furnished to the holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of Nuveen New Jersey Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“Investment Quality”) and Nuveen New Jersey Premium Income Municipal Fund, Inc. (“Premium Income” and together with Investment Quality, the “Target Funds” or each individually, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board” or the “Board” and each Trustee or Director, a “Board Member”), for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, August 5, 2014, at 10:00 a.m., Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement. The Acquiring Fund is organized as a Massachusetts business trust. Each of Investment Quality and Premium Income is organized as a Minnesota corporation. The enclosed proxy card and this Joint Proxy Statement are first being sent to holders of VRDP Shares of the Acquiring Fund, Investment Quality and Premium Income on or about June 24, 2014. Shareholders of record of the Funds as of the close of business on June 6, 2014, are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement. Please read it carefully and keep it for future reference.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal(s). Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal(s) by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending an Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the

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toll-free number or the Internet address listed in the proxy card. Merely attending an Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Annual Meetings is in the best interests of each Fund and its holders of VRDP Shares in light of the similar matters being considered and voted on by holders of VRDP Shares.

The following table indicates the proposals for which the votes of the holders of VRDP Shares of each Fund are being solicited pursuant to this Joint Proxy Statement.

Matter		Common Shares	Preferred Shares
For shareholders of Dividend Advantage,

1(a)(i)	the common and preferred shareholders voting together as a single class to elect four (4) Class II Board Members,	X*	X

1(a)(ii)	the preferred shareholders voting separately to elect two (2) Board Members,	—	X

2(b)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization,	—	X

3(a)	the common and preferred shareholders voting together as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization,	X*	X

4(a)	the common and preferred shareholders voting together as a single class to approve a new investment management agreement between Nuveen Fund Advisors and the Fund,	X*	X

4(b)	the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management.	X*	X

For shareholders of Investment Quality,

1(b)(i)	the common and preferred shareholders voting together as a single class to elect ten (10) Board Members,	X*	X

1(b)(ii)	the preferred shareholders voting separately to elect two (2) Board Members,	—	X

2(a)	the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization,	X*	X

2(b)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization,	—	X

4(a)	the common and preferred shareholders voting together as a single class to approve a new investment management agreement between Nuveen Fund Advisors and the Fund,	X*	X

4(b)	the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management.	X*	X

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Matter		Common Shares	Preferred Shares

For shareholders of Premium Income,

1(b)(i)	the common and preferred shareholders voting together as a single class to elect ten (10) Board Members,	X*	X

1(b)(ii)	the preferred shareholders voting separately to elect two (2) Board Members,	—	X

2(a)	the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization,	X*	X

2(b)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization,	—	X

4(a)	the common and preferred shareholders voting together as a single class to approve a new investment management agreement between Nuveen Fund Advisors and the Fund,	X*	X

4(b)	the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management.	X*	X

*	The Funds are separately soliciting their common shareholders through a separate proxy statement/prospectus and not through this Joint Proxy Statement on each of the foregoing proposals that requires common shareholders to vote together with preferred shareholders as a single class or common shareholders to vote separately.

References herein to “your Fund,” “a Fund,” “the Fund” or “the Funds” refer to each of or together, as applicable, the Acquiring Fund, Investment Quality and Premium Income. “Target Fund” or “Target Funds” is intended to refer to each of or collectively, as applicable, Investment Quality, Premium Income and Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”). Unless the context indicates otherwise, references to “a fund,” “the fund” or “the funds” mean each of or collectively, as applicable, the Acquiring Fund and the Target Funds. Dividend Advantage 2 is separately soliciting the votes of its common shareholders and holders of MuniFund Term Preferred Shares (“MTP Shares”) through a separate proxy statement/prospectus and not through this Joint Proxy Statement.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting except that for the election of two Board Member nominees to be elected by holders of preferred shares of each Fund, 33 1/3% of the preferred shares entitled to vote, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), if any, as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before

iii

the Annual Meeting. The Funds understand that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by each Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of proposal 1.

VRDP Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the NYSE, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VRDP Shares as a class who have voted on the proposal, or in the same proportion as the votes cast by all holders of preferred shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of VRDP Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares with respect to such item, (ii) less than 10% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares against such item and (iii) for any proposal as to which holders of common shares and preferred shares vote as a single class, holders of common shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record at the close of business on June 6, 2014 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of June 6, 2014, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	MTP Shares(1)	VRDP Shares(1)
Acquiring Fund (NXJ)	6,555,388	—	450
Investment Quality (NQJ)	20,490,335	—	1,443
Premium Income (NNJ)	12,083,027	—	886
Dividend Advantage 2 (NUJ)	4,516,814	3,505,000	—

(1)	The common shares of the Acquiring Fund and Dividend Advantage 2 are listed on the NYSE MKT, and the common shares of Investment Quality and Premium Income are listed on the NYSE. Dividend Advantage 2 has one series of MTP Shares issued and outstanding, and such series is listed on the NYSE under the ticker symbol NUJ PrC. The VRDP Shares of the Acquiring Fund, Investment Quality and Premium Income are not listed on any exchange. Upon the closing of the Reorganizations (as defined below), it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE MKT. It also is expected that the MTP Shares of the Acquiring Fund will be listed on the NYSE.

iv

The proposed reorganizations seek to combine four funds that have similar investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies for the Funds. The Agreement and Plan of Reorganization by and among each Target Fund and the Acquiring Fund provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VRDP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or newly issued MTP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $10 per share, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and collectively, the “Reorganizations”). Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VRDP Shares or MTP Shares, as applicable, having substantially identical terms as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received by a Target Fund in connection with the Reorganizations will equal the aggregate liquidation preference of such series of Target Fund preferred shares held immediately prior to the closing of the Reorganizations.

The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement.

With respect to each Reorganization, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common and preferred shares, voting together as a single class, and by the affirmative vote of a majority of the Target Fund’s outstanding preferred shares, also voting separately. Common and preferred shareholders of the Acquiring Fund, voting together as a single class, and common shareholders, also voting separately, are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. In addition, the Reorganizations are required to be approved by the affirmative vote of a majority of the Acquiring Fund’s outstanding preferred shares, voting separately.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies and liquidity providers with respect to the outstanding VRDP Shares. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote

v

on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy its closing conditions. The VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the shareholder approval required for the Reorganizations may turn on the exercise of voting rights by such particular shareholder(s) and its (or their) determination as to the favorability of the proposal with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such shareholder(s) with respect to the proposal; there is no guarantee that such shareholder(s) will approve the proposal, over which it (or they) may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

This Joint Proxy Statement concisely sets forth the information holders of VRDP Shares of the Funds should know before voting on the proposals. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Joint Proxy Statement by reference:

(i)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended April 30, 2013;

(ii)	the audited financial statements and related independent registered public accounting firm’s report for each of Investment Quality and Premium Income and the financial highlights for each of Investment Quality and Premium Income contained in the Fund’s Annual Report for the fiscal year ended April 30, 2013;

(iii)	the unaudited financial statements for the Acquiring Fund contained in the Fund’s Semi-Annual Report for the fiscal period ended October 31, 2013; and

(iv)	the unaudited financial statements for each of Investment Quality and Premium Income contained in the Fund’s Semi-Annual Report for the fiscal period ended October 31, 2013.

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room

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at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund and Dividend Advantage 2 are listed on the NYSE MKT, and the common shares of Investment Quality and Premium Income are listed on the NYSE. The MTP Shares of Dividend Advantage 2 are listed on the NYSE. The VRDP Shares of the Acquiring Fund, Investment Quality and Premium Income are not listed on any exchange. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE MKT, and the MTP Shares of the Acquiring Fund will be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

The offering and issuance of VRDP Shares of the Acquiring Fund have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, the VRDP Shares may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VRDP Shares to be issued in the Reorganizations are being offered only to holders of VRDP Shares of the Target Funds that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to restrictions on transfer. See the Confidential Information Memorandum (the “Memorandum”) attached as Appendix C to this Joint Proxy Statement.

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JOINT PROXY STATEMENT

JUNE 20, 2014

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ)

AND

NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)

i

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

(continued)

iii

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS

Dividend Advantage

Pursuant to the organizational documents of Dividend Advantage (the “Massachusetts Fund”), the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. Under normal circumstances, holders of preferred shares, voting separately, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

(i)	Four (4) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2017 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Schreier, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Bremner, Evans and Schreier have been designated as Class III Board Members to serve for a term expiring at the 2015 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Stockdale, Stone and Stringer have been designated as Class I Board Members to serve for a term expiring at the 2016 annual meeting of shareholders or until their successors have been duly elected and qualified.

(ii)	Two (2) Board Members are to be elected by holders of preferred shares, voting separately. Board Members Hunter and Schneider are nominees for election by holders of preferred shares to serve for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

Investment Quality and Premium Income

At the Annual Meetings of Investment Quality and Premium Income (each, a “Minnesota Fund”), all Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under the terms of each Minnesota Fund’s organizational documents, under normal circumstances, holders of preferred shares, voting separately, are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class.

(i)	Ten (10) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Adams, Bremner, Evans, Kundert, Nelson, Schreier, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	Two (2) Board Members are to be elected by holders of preferred shares only, voting separately. Board Members Hunter and Schneider are nominees for election by holders of preferred shares.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s then-present Board.

For the Massachusetts Fund, Board Members Kundert and Toth, each of whom are nominees for election by holders of common and preferred shares, were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on November 15, 2011 and adjourned until December 16, 2011. Effective September 1, 2013, each of Messrs. Adams and Nelson was appointed as a Board Member for the Massachusetts Fund and designated as a Class II Board Member. Board Members Bremner and Evans were last elected to the Massachusetts Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 14, 2012 and adjourned until December 14, 2012. Effective September 1, 2013, Mr. Schreier was appointed as a Board Member for the Massachusetts Fund and designated as a Class III Board Member with respect to each Fund. Board Members Hunter and Schneider, who are the nominees for election by the preferred shareholders, were last elected to the Massachusetts Fund’s Board at the annual meeting of shareholders held on November 26, 2013.

For each Minnesota Fund, each Board Member, was last elected to the Fund’s Board at the annual meeting of shareholders held on November 26, 2013.

Other than Messrs. Adams and Schreier (for all Funds), each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, and has never been an employee or director of Nuveen Investments, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR the election of the nominees named herein.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board; Board Member	Term: Annual Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	201	None

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (1940)	Board Member	Term: Annual or Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 1996; Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	201	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: Annual or Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	201	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	201	Director (since 2004) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (1942)	Board Member	Term: Annual or Class II Board Member until 2014 Annual Shareholder Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006- 2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	201	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: Annual or Class II Board Member until 2014 Annual Shareholder Meeting Length of Service: Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets – the Americas (2006-2007), CEO of Wholesale Banking – North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading– North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	201	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: Annual or Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	201	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: Annual or Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	201	Director, CBOE Holdings, Inc. (since 2010).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (1944)	Board Member	Term: Annual or Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	201	Previously, Independent Director (1987- 2010) and Chair (1997- 2010), First American Fund Complex.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (1959)	Board Member	Term: Annual or Class II Board Member until 2014 Annual Shareholder Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	201	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Nominees/Board Members who are “interested persons” of the Funds

William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (1955)	Board Member	Term: Annual or Class II Board Member until 2014 Annual Shareholder Meeting Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	125	None

Thomas S. Schreier, Jr.(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: Annual or Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	125	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)

Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2013, is set forth in Appendix D. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and executive officers of the Funds as a group as of December 31, 2013, is found in Appendix J. As of May 31, 2014, each Board Member’s and executive officer’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of May 31, 2014, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners of more than 5% of any class of shares of any Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Funds.”

Compensation

Prior to January 1, 2014, each Independent Board Member received a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committees; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2014, Independent Board Members receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and each Board Member of the Funds who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member for its last fiscal year:

Aggregate Compensation from the Funds(1)

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$383	$373	$341	$368	$197	$443	$385	$384	$345	$396
Investment Quality	1,271	1,181	1,068	1,233	619	1,453	1,212	1,215	1,080	1,261
Premium Income	772	718	649	749	375	883	737	738	656	766
Dividend Advantage 2	270	263	240	260	139	312	259	271	243	280
Total Compensation from Nuveen Funds Paid to Board Members(2)	$334,517	$287,880	$251,250	$311,158	$17,667	$337,104	$283,063	$283,277	$256,750	$305,513

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment Quality	198	215	—	1,233	—	1,453	87	613	—	407
Premium Income	120	130	—	749	—	883	53	373	—	247
Dividend Advantage 2	—	—	—	—	—	—	—	—	—	—

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the fiscal year ended April 30, 2014, for services to the Nuveen open-end and closed-end funds advised by the Adviser.
(3)	Mr. Nelson was appointed as a Board Member of each Fund effective September 1, 2013, and was a Board Member for only a portion of the last fiscal year.

Board Leadership and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the

Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix K.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix K.

Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an

Independent Board Member of the Funds. A copy of the Charter is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix K.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix K.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix K.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix K.

Number of Board Meetings.    The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix K.

Board Member Attendance.    During each Fund’s last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications.    In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV.    Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner.    Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he

was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans.    President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy, and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter.    Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert.    Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors of College Possible (Milwaukee). He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

John K. Nelson.    Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008 Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. His responsibilities included managing operations that encompassed the monitoring, evaluating, and directing enhancements to compliance, risk, and finance functions. In addition, he managed the bank’s worldwide businesses in fixed income, currencies, interest rates, and emerging markets that had operations in more than 50 countries. Formerly, he was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and, during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and was former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider.    Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine Group entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit Dayton community development company, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.    Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale.    Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone.    Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelors of Arts in Business Administration from Skidmore College.

Virginia L. Stringer.    Ms. Stringer served as the independent chair of the Board of the First American Funds Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former board chair of the Saint Paul Riverfront Corporation, and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board Chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth.    Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC

(since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) where he is also a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman.    William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms.    For Investment Quality and Premium Income, all Board Members are elected annually for one-year terms. With respect to Dividend Advantage, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by common and preferred shareholders voting as a single class, each such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to his or her election or thereafter in each case when his or her respective successor is duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Dividend Advantage.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary	201

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
			(since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	93

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director - Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	201

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior	201

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
			Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	201

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	201

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	201
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	201

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General	201

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
			Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	209

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

PROPOSAL NO. 2—REORGANIZATION OF EACH TARGET FUND INTO

THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement with respect to the proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and the appendices hereto. Shareholders should read the entire Joint Proxy Statement carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement.

Background and Reasons for the Reorganizations

The boards of directors/trustees of Nuveen’s municipal closed-end funds, including the Board of each of the funds, have approved a series of mergers of single-state municipal closed-end funds, including the Reorganization of each Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization(s) proposed for its fund would be in the best interests of its fund. Each fund’s Board considered the Reorganization(s) as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Acquiring Fund and each Target Fund have similar investment objectives, policies and risks, substantially similar portfolio compositions and are managed by the same portfolio manager. The proposed Reorganizations are intended to result in a lower effective management fee rate based on managed assets from the availability of lower breakpoints in the applicable fee schedule and lower total expenses per common share (excluding the costs of leverage) for shareholders of each fund (as shareholders of the combined fund following the Reorganizations) due to economies of scale resulting from the larger size of the combined fund. The proposed Reorganizations also are intended to enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund. As a result of differences in the cost of leverage, the projected total expenses (including leverage) of the combined fund as of the date presented in the Comparative Fee Table in this Joint Proxy Statement were higher than the total expenses (including leverage) for Investment Quality, the same as the total expenses (including leverage) for Premium Income and lower than the total expenses (including leverage) for the Acquiring Fund and Dividend Advantage 2. However, the funds’ investment adviser believes that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time, for example, by enabling the larger combined fund to simultaneously employ, or modify allocations between, fixed rate and floating rate issues as issues mature and/or as the investment adviser’s market outlook changes. In contrast, a smaller stand-alone fund would likely be limited to employing one type of leverage and to smaller issues.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. In order for the Reorganizations to occur, each fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and liquidity providers with respect to outstanding VRDP Shares. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each fund’s Board may take such actions as it deems in the best interests of its fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 2—Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, each fund will receive, with respect to its proposed Reorganization(s), an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization(s) will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, each of Sidley Austin LLP (with respect to the VRDP Shares) and K&L Gates LLP (with respect to the MTP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in connection with the Reorganizations by holders of the preferred shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes. Accordingly, it is expected that no fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that preferred shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purpose as a direct result of such exchange. To the extent that a Target Fund’s portfolio securities are sold in connection with a Reorganization, such Target Fund may recognize gains or losses. Gains from such sales will be taxable to holders of VRDP Shares of a Target Fund to the extent such amounts are required to be allocated to distributions received by holders of VRDP Shares of such Target Fund, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund. However, since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than 5% of the assets of each Target Fund).

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the Internal Revenue Service (the “IRS”) will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Comparison of the Acquiring Fund and each Target Fund

General. Each fund is a closed-end management investment company that, with respect to the Acquiring Fund, Investment Quality and Premium Income, is diversified, and with respect to Dividend Advantage 2, is non-diversified. Set forth below is certain comparative information about the organization, capitalization and operation of each fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	June 1, 1999	Massachusetts	business trust
Investment Quality	December 20, 1990	Minnesota	corporation
Premium Income	August 19, 1992	Minnesota	corporation
Dividend Advantage 2	April 19, 2001	Massachusetts	business trust

Capitalization – Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	6,555,388	$ 0.01	None	None	NYSE MKT
Investment Quality	200,000,000	20,490,335	$ 0.01	None	None	NYSE
Premium Income	200,000,000	12,083,027	$ 0.01	None	None	NYSE
Dividend Advantage 2	Unlimited	4,516,814	$ 0.01	None	None	NYSE MKT

(1)	As of June 6, 2014.

Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE MKT.

The Acquiring Fund currently has outstanding 450 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share (the “Outstanding VRDP Shares”), which will remain outstanding following the completion of the Reorganizations. Investment Quality and Premium Income currently have outstanding 1,443 and 886 VRDP Shares, respectively, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and a total liquidation value of $144,300,000 and $86,600,000, respectively. Dividend Advantage 2 currently has outstanding 3,505,000 2.00% Series 2015 MTP Shares, with a par value of $0.01 per share, a liquidation preference of $10 per share and a total liquidation value of $35,050,000. VRDP Shares and MTP Shares are entitled to one vote per share. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially identical to those of the outstanding Target Fund preferred shares for which they are exchanged.

Investment Objectives and Policies.    The funds have similar investment objectives and policies. For each of the Acquiring Fund and Dividend Advantage 2, the investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the fund’s investment adviser, Nuveen Fund Advisors believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The primary investment objective of Investment Quality is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt municipal securities, current income exempt from both regular federal and New Jersey income taxes, consistent with the fund’s investment policies. Premium Income’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal securities, current income exempt from both regular federal income taxes and New Jersey personal income taxes, consistent with the fund’s investment policies. The secondary investment objective of each of Investment Quality and Premium Income is the enhancement of portfolio value relative to the New Jersey municipal bond market through investments in tax-exempt New Jersey municipal securities that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. With the exception of the reference to “investment grade quality” in the primary investment objective of Investment Quality and the characterization of the investment objectives as “primary” and “secondary” components, the investment objectives of the Acquiring Fund and Dividend Advantage 2 are otherwise consistent with those of Investment Quality and Premium Income. (As described more fully below, it is a non-fundamental policy of each fund to invest, under normal circumstances, at least 80% of its managed assets in investment grade securities.)

It is a fundamental policy of each fund that, under normal circumstances, the fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes.

As a non-fundamental policy, under normal circumstances, each fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the nationally recognized statistical rating organizations (each, an “NRSRO” or collectively, the “NRSROs”) that rate such security or are unrated but judged to be of comparable quality by the Adviser and/or Nuveen Asset Management, LLC, the sub-adviser to each fund (“Nuveen Asset Management” or the “Sub-Adviser”). Also, as a non-fundamental policy, each fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of each fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a fund may have greater difficulty selling its holdings of these types of portfolio securities. A fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or for particular purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value (the secondary investment objective for each of Investment Quality and Premium Income) is not intended to suggest that capital appreciation is itself an objective of each fund. Instead, each fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by a fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, although some appreciation may result in ordinary income to such shareholders.

Each fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by a fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, a fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a fund’s cash fully invested, a fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. A fund may not achieve its investment objectives during such periods. As of April 30, 2014, the average effective maturities of the portfolios of the Acquiring Fund, Investment Quality, Premium Income and Dividend Advantage 2 were 13.78, 15.02, 14.85 and 15.61 years, respectively.

No fund has established a limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal income tax law, and each fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Shares of a fund therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing shares of such fund. The suitability of an investment in a fund will depend upon a comparison of the after-tax yield likely to be provided from the fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations apply to corporate investors. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund.”

Each fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a fund may invest directly. In addition, each fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A fund may not enter into a futures contract or related options or forward contracts if more than 30% of the fund’s net assets would be represented by futures contracts or more than 5% of the fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

Each fund may invest in inverse floating rate securities. With respect to Dividend Advantage 2, such investments may not exceed 15% of the fund’s Managed Assets. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, a fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a fund in anticipation of share repurchases or tenders will reduce such fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Each of the Acquiring Fund, Investment Quality and Premium Income is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, each such Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies. Dividend Advantage 2 is non-diversified for purposes of the 1940 Act.

As noted above, during temporary defensive periods and in order to keep a fund’s cash fully invested, each fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of each fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal and/or New Jersey personal income taxes and if the proportion of taxable investments exceeded 50% of a fund’s total assets as of the close of any quarter of the fund’s taxable year, the fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, see “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund.”

Credit Quality.     A comparison of the credit quality (as a percentage of total investment exposure to municipal bonds, which includes the leveraged effect of the funds’ investments in tender option bond trusts) of the respective portfolios of the Acquiring Fund and each Target Fund, as of October 31, 2013, is set forth in the table below.

Credit Rating(1)	Acquiring Fund (2)	Investment Quality(2)	Premium Income(2)	Dividend Advantage 2(2)	Combined Fund Pro Forma(2)(3)
Aaa/AAA	24.6%	14.7%	19.1%	12.4%	17.2%
Aa/AA	23.5%	25.9%	24.7%	22.8%	24.9%
A/A	34.6%	38.1%	40.2%	42.3%	38.6%
Baa/BBB	8.2%	11.2%	7.7%	12.1%	9.9%
Ba/BB or lower	6.6%	6.1%	5.2%	7.4%	6.0%
N/R	1.0%	2.3%	1.3%	1.3%	1.7%

(1)	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
(2)	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.
(3)	Reflects the effect of the Reorganizations.

Leverage.    Each fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, (b) bank borrowings, and (c) the issuance of preferred shares. Each fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each fund’s use of leverage for the last three fiscal years for which financial statements are available are set forth below:

Acquiring Fund	2013	2012	2011
Asset Coverage Ratio	336.05%	324.20%	299.28%
Regulatory Leverage Ratio(1)	29.76%	30.85%	33.41%
Effective Leverage Ratio(2)	33.32%	32.82%	34.84%

Investment Quality	2013	2012	2011
Asset Coverage Ratio	324.95%	316.97%	294.02%
Regulatory Leverage Ratio(1)	30.77%	31.55%	34.01%
Effective Leverage Ratio(2)	34.46%	33.50%	35.44%

Premium Income	2013	2012	2011
Asset Coverage Ratio	322.34%	315.58%	293.24%
Regulatory Leverage Ratio(1)	31.02%	31.69%	34.10%
Effective Leverage Ratio(2)	34.91%	33.62%	35.46%

Dividend Advantage 2	2013	2012	2011
Asset Coverage Ratio	302.79%	296.61%	275.47%
Regulatory Leverage Ratio(1)	33.03%	33.71%	36.30%
Effective Leverage Ratio(2)	36.31%	34.99%	37.20%

(1)	Regulatory leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Board Members and Officers.    The Acquiring Fund and each Target Fund have the same Board Members and officers. The management of each fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each fund currently has twelve (12) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and ten (10) of whom are not interested persons (previously defined as the “Independent Board Members”). The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1—The Election of Board Members.”

While the Acquiring Fund and Target Funds have the same Board Members, the Acquiring Fund and Dividend Advantage 2 (as previously defined, each, a “Massachusetts Fund” or together, the “Massachusetts Funds”) have a board structure that is different from the structure for Investment Quality and Premium Income (as previously defined, each, a “Minnesota Fund” or together, the “Minnesota Funds”). All members of the board of directors of the Minnesota Funds stand for election each year. In contrast to the Minnesota Funds’ board structure, and pursuant to the Massachusetts Funds’ by-laws, the board of trustees of each Massachusetts Fund is divided into three classes (Class I,

Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. In addition, the holders of outstanding preferred shares, including the MTP Shares, are entitled, as a class, to the exclusion of the holders of all other securities and classes of common shares of a Massachusetts Fund, to elect two trustees of such Fund each year. The staggered board structure could delay for up to two years the election of a majority of the Board. Upon the closing of the Reorganizations, the combined fund will have the Massachusetts Fund board structure.

Investment Adviser.    Nuveen Fund Advisors is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (previously defined as “Nuveen Investments” or “Nuveen”). Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “Transaction Agreement”) to acquire Nuveen from the investor group led by MDP (the “TIAA-CREF Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen will become a wholly-owned subsidiary of TIAA-CREF. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a certain percentage of Nuveen’s clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management will be compensated for the services it provides to the funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the fund; and (2) a majority of the Independent Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each fund’s management fee consists of two components—a fund-level fee, based only on the amount of assets within a fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables fund shareholders to benefit from growth in the assets within the fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee rate for each fund, payable monthly, is calculated by applying the annual rates set forth in the following schedules to the average total daily assets of the fund:

Fund-Level Fee Schedule for the Acquiring Fund and Dividend Advantage 2

Average Total Daily Assets(1)	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For managed assets over $2 billion	0.3750%

(1)	For this purpose, assets include assets attributable to all types of leverage.

Fund-Level Fee Schedule for Investment Quality and Premium Income

Average Total Daily Assets(1)	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For managed assets over $5 billion	0.3750%

(1)	For this purpose, assets include assets attributable to all types of leverage.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided pursuant to the Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

The stated fee rates for the Acquiring Fund and Dividend Advantage 2 are lower at certain asset values than the fee rates of Investment Quality and Premium Income at the same asset levels. The effective fund-level fee rate as a percentage of average total daily assets for the combined fund is expected to be lower than the current effective fund-level fee rate for the Acquiring Fund and each Target Fund due to the combination of the assets of the funds and the combined fund’s ability to benefit from available breakpoints in the applicable fee schedule that reduce the fee rate as the Acquiring Fund’s assets increase in size. Each fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of October 31, 2013, the complex-level fee rate for each Fund was 0.1683%.

The annual complex-level fee rate is calculated by reference to the daily “eligible assets” of all Nuveen funds pursuant to the following annual fee schedule:

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

A discussion of the basis for the Board’s most recent approval of each Fund’s Investment Management Agreement and Sub-Advisory Agreement and a discussion of the basis for the Board’s approval of each Fund’s proposed new Investment Management Agreement and proposed new Sub-Advisory Agreement are included under “Proposal No. 4—Board Considerations.”

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolios of the funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Paul L. Brennan, CFA, CPA, is the portfolio manager of the Acquiring Fund and each Target Fund. Mr. Brennan assumed portfolio management responsibility for each fund in January 2011. Mr. Brennan will manage the combined fund upon completion of the Reorganizations.

Mr. Brennan serves as a Senior Vice President and Portfolio Manager of Nuveen Asset Management. He has direct responsibility for managing approximately $18.5 billion of securities in 18 Nuveen-sponsored investment companies as of March 31, 2014. Mr. Brennan began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997 as an Assistant Vice President and Portfolio Manager, when Nuveen acquired Flagship Financial. Mr. Brennan has been a portfolio manager at Nuveen since 1997 and a Senior Vice President since 2011. He earned his B.S. in Accountancy and Finance from Wright State University. He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Comparative Risk Information

Because the funds have similar investment objectives and strategies, the principal risks of each fund are similar. Each fund is subject to various risks associated with investing primarily in a portfolio of municipal securities, including credit risk, interest rate risk, income risk, municipal securities market risk, prepayment or extension risk, reinvestment risk and liquidity risk. Credit risk is the risk that an issuer may be unable or unwilling to make timely payments of interest or principal. Interest rate risk is the risk that changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Income risk is the risk that falling interest rates will cause a fund’s income to decline. Municipal securities market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, and uncertainties related to the tax status of municipal securities or the rights of investors. Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, a fund may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the fund (this is known as reinvestment risk). Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may decline because their interest rates are lower than current market rates and they remain outstanding longer than anticipated. Liquidity risk exists when particular investments are difficult to purchase or sell. Each fund’s investments in thinly traded or illiquid securities may reduce the returns of the fund because it may be unable to sell such securities at an advantageous time or price.

Each fund also is subject to the risks associated with the use of inverse floating rate securities and the issuance of preferred shares, including leverage risk. Leverage exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Each fund is also subject to the risk of concentrating its investments in a single state and is subject to the economic, political and other risks of investing in entities or securities associated with the State of New Jersey.

The principal risks of investing in the Acquiring Fund are described in more detail in the Memorandum attached as Appendix C to this Joint Proxy Statement. An investment in a Target Fund is also subject to each of these principal risks.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the funds. The information in the table reflects the fees and expenses for each fund’s fiscal year ended April 30, 2013, as adjusted as described in footnote 1 below, and the pro-forma expenses for the 12 months ended April 30, 2013, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund	Investment Quality	Premium Income	Dividend Advantage 2	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.90%	0.89%	0.90%	0.94%	0.87%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(3)	0.54%	0.56%	0.57%	1.23%	0.63%
Other Expenses(4)	0.20%	0.12%	0.14%	0.25%	0.11%
Total Annual Expenses	1.64%	1.57%	1.61%	2.42%	1.61%

(1)

“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Acquiring Fund and Target Funds for the twelve (12) months ended April 30, 2013, subject to the following adjustments.

For the Acquiring Fund, Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters has been restated to reflect the redemption of the MTP Shares on August 29, 2013 and the issuance of $45 million of VRDP Shares on that same date using current fees as if they had been in effect during the previous fiscal year. For Investment Quality and Premium Income, Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters has been restated using current fees as if they had been in effect during the previous fiscal year and excludes a one-time expense related to the exchange of the existing VRDP Shares which increased actual expenses for the most recent fiscal year. Fees on Preferred Shares assume VRDP Shares annual liquidity and remarketing fees, as well as amortization of offering costs.
(2)	The Combined Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rates to the Combined Fund Pro Forma and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations. Combined Fund Pro Forma expenses do not include the expenses to be borne by the funds in connection with the Reorganizations, which are estimated to be $220,000 (0.21%) for the Acquiring Fund, $160,000 (0.05%) for Investment Quality, $30,000 (0.02%) for Premium Income and $195,000 (0.28%) for Dividend Advantage 2. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2013.
(3)	Fees on Preferred Shares assume annual dividends paid, as well as the amortization of offering costs, and annual liquidity and remarketing fees for VRDP Shares. Interest and Related Expenses from Inverse Floaters include interest expense that arises because accounting rules require each fund to treat interest paid by trusts issuing certain inverse floating rate investments that may be held by a fund as having been paid (indirectly) by the fund. Because the fund would also recognize a corresponding amount of interest income (also indirectly), the fund’s net asset value, net investment income, and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower.
(4)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$17	$52	$89	$194
Investment Quality	$16	$50	$86	$187
Premium Income	$16	$51	$88	$191
Dividend Advantage 2	$25	$75	$129	$276
Combined Fund Pro Forma	$16	$51	$88	$191

Comparative Performance Information

Comparative total return performance for the funds for periods ended October 31, 2013:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	-5.86%	9.67%	5.41%	-19.78%	10.67%	4.16%
Investment Quality	-3.76%	9.43%	5.41%	-14.04%	11.29%	4.46%
Premium Income	-4.47%	8.73%	5.09%	-17.12%	10.38%	4.28%
Dividend Advantage 2	-5.71%	9.29%	5.41%	-20.85%	9.26%	4.17%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

Because the funds have similar investment strategies, the principal risks of each fund are similar. The principal risks of investing in the Acquiring Fund, including risks inherent in investing in VRDP Shares, are described under the caption “Risk Factors” in the Memorandum accompanying this Joint Proxy Statement as Appendix C.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The boards of directors/trustees of Nuveen’s municipal closed-end funds, including the Board of each of the funds, have approved a series of mergers of single-state municipal closed-end funds, including the Reorganization of each Target Fund into the Acquiring Fund. As noted above, the Acquiring Fund and the Target Funds have similar investment objectives and policies, substantially similar portfolio compositions and the same portfolio manager. With respect to the proposed Reorganizations, it is intended that the combination of the funds will result in a lower effective management fee rate and lower total expenses per common share (excluding the costs of leverage) for shareholders of each fund (as shareholders of the combined fund following the Reorganizations) due to economies of scale resulting from the larger size of the combined fund and enhance the secondary trading market for common shares of the funds as a result of the greater share volume of the combined fund. As a result of differences in the cost of leverage, the projected total expenses (including leverage) of the combined fund as of the date presented in the Comparative Fee Table in this Joint Proxy Statement were higher than the total expenses (including leverage) for Investment Quality, the same as the total expenses (including leverage) for Premium Income and lower than total expenses (including leverage) for the Acquiring Fund and Dividend Advantage 2. However, the Adviser believes that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. In order for the Reorganizations to occur, each fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and liquidity providers with respect to the outstanding VRDP Shares. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each fund’s Board may take such actions as it deems in the best interests of its fund, including conducting additional solicitations with respect to the proposals or continuing to operate the fund as a stand-alone fund.

Terms of the Reorganizations

General.    The Agreement and Plan of Reorganization by and among each Target Fund and the Acquiring Fund (the “Agreement”), in the form attached as Appendix A, provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or MTP Shares, with a par value of $0.01 per share and a liquidation preference of $10 per share, of the Acquiring Fund, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund MTP Shares or VRDP Shares, as applicable, having substantially identical terms as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Target Fund would be combined, and the shareholders of each Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about September 8, 2014, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement.

Following the Reorganizations, each holder of preferred shares of a Target Fund would own the same number of Acquiring Fund preferred shares with the same aggregate liquidation preference as the preferred shares of the Target Fund held by such shareholder immediately prior to the closing of the

Reorganizations, with substantially identical terms as the outstanding preferred shares of the Target Fund held by such preferred shareholder immediately prior to the closing of the Reorganizations. As a result of the Reorganizations, preferred shareholders of the funds would hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or a Target Fund individually.

The holders of VRDP Shares of a Fund will receive the following new series of VRDP Shares of the Acquiring Fund:

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Investment Quality	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: April 1, 2043	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: April 1, 2043

Premium Income	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: April 1, 2043	VRDP Shares, Series 3 $100,000 liquidation value per share Final Mandatory Redemption Date: April 1, 2043

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

Dividends will accumulate on VRDP Shares of Investment Quality and Premium Income up to and including the day before the Closing Date and will be paid on the Closing Date. The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganizations will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each fund as specifically authorized by each fund’s Board; provided, however, that following the meeting of the shareholders of the funds called by each fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to each Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is conditioned upon (a) the requisite approval by the shareholders of each fund of the proposals with respect to the Reorganizations in this Joint Proxy Statement, (b) each fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (c) the absence of legal proceedings challenging the Reorganizations and (d) the funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganizations to occur, each fund must obtain certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and liquidity providers with respect to the outstanding VRDP Shares. Among other things, the Acquiring Fund must obtain written confirmation from the rating agencies then rating the preferred shares of the funds to the effect that: (a) consummation of the transactions contemplated by the Agreement and Plan of Reorganization will not impair the then-current rating or ratings assigned by such rating agencies to the existing Acquiring Fund VRDP Shares; and (b) the Acquiring Fund preferred shares to be issued pursuant to the Reorganizations will be rated by such rating agencies no lower than the then-current ratings assigned by such rating agencies to the preferred shares of the Target Fund exchanged therefor. The Funds are not, however, required under the respective statements of preferences with respect to VRDP Shares, as applicable, to maintain any particular (or particular level of) long-term ratings for the VRDP Shares.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any fund may at its option terminate the Agreement at or before the Closing Date due to: (a) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each fund, including the Independent Board Members, has determined that its fund’s Reorganization(s) would be in the best interests of its fund and that the interests of the existing shareholders of such fund would not be diluted as a result of such Reorganization(s). The Boards approved the Reorganizations and recommended that shareholders of the respective funds approve the Reorganizations.

In preparation for a meeting of the Boards held on November 18-20, 2013 (the “Meeting”) at which the Reorganizations were considered, the Adviser provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

—	the compatibility of the funds’ investment objectives, policies and related risks;

—	consistency of portfolio management;

—	improved economies of scale and the potential for lower total expenses (excluding the costs of leverage);

—	the potential for improved secondary market trading with respect to the common shares;

—	the anticipated federal income tax-free nature of the Reorganizations;

—	the expected costs of the Reorganizations;

—	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the funds;

—	the effect of the Reorganizations on shareholder rights; and

—	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards considered that the investment objectives, policies and risks of the funds are similar. The Boards took into account that each fund invests primarily in municipal securities the income from which is exempt from regular federal and New Jersey income taxes. In addition, under normal circumstances, each fund invests at least 80% of its Managed Assets in investment grade securities. The Boards considered that the portfolio composition of each fund is substantially similar and considered the impact of the Reorganizations on each fund’s portfolio, including any shifts in sector allocations, credit ratings, duration, yield and leverage costs. Accordingly, they also considered the relative performance of the funds and the factors that may affect the future performance of the combined fund. The Boards also recognized that each fund utilizes leverage. Because the funds have similar investment strategies, the principal risks of each fund are also similar.

Consistency of Portfolio Management.    The Boards considered that each fund has the same investment adviser, sub-adviser and portfolio manager, and that such portfolio manager would continue to manage the combined fund upon completion of the Reorganizations. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale; the same investment adviser, sub-adviser and portfolio manager; and similar investment objectives and investment strategies.

Improved Economies of Scale and Potential for Lower Fees and Total Expenses (Excluding the Costs of Leverage).    The Boards considered the fees and expense ratios of each of the funds (including estimated expenses of the Acquiring Fund following the Reorganizations). As a result of the greater economies of scale from the larger asset size of the Acquiring Fund after the Reorganizations, the Boards noted that it was expected that the effective management fee rate (based on managed assets) and total expenses per common share (excluding the costs of leverage) of the combined fund would be lower than those of the Acquiring Fund and each Target Fund prior to the closing of the Reorganizations. The Boards also considered the anticipated benefit to the funds from the larger asset size as fixed costs are shared over a larger asset base. In addition, as each fund utilizes leverage, the Boards considered the differences in the costs of leverage among the funds and the impact of the

Reorganizations on such costs. In this connection, the Boards took into account the Adviser’s position that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels following the closing of the Reorganizations, the Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares of the funds. The Boards considered information provided by the Adviser indicating that the Acquiring Fund’s greater share volume may result in increased market liquidity after the Reorganizations, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the funds and applicable limitations under the federal income tax rules.

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganizations and the allocation of such costs among the Acquiring Fund and each Target Fund. The Boards noted, however, that, assuming the Reorganizations are consummated, the Adviser anticipated that the projected costs of each Reorganization may be recovered over time for the common shareholders and that preferred shareholders will not bear any costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests of the existing shareholders of the funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash.

Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund MTP Shares or VRDP Shares, as applicable, having substantially identical terms as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization.

Effect on Shareholder Rights.    The Boards considered that the Acquiring Fund and Dividend Advantage 2 are each organized as Massachusetts business trusts and Investment Quality and Premium Income are each organized as Minnesota corporations. In this regard, the Boards noted that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Minnesota corporation are prescribed by state statutory law. In addition, the Boards are aware that the structure of the Boards of the Massachusetts Funds differs from that of the Boards of the Minnesota Funds.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion.    Each Board, including the Independent Board Members, approved the Reorganization (or Reorganizations, in the case of the Acquiring Fund’s Board) involving its fund, concluding that such Reorganization is (or such Reorganizations are) in the best interests of its fund and that the interests of existing shareholders of the fund will not be diluted as a result of the Reorganization(s).

Capitalization

The following table sets forth the unaudited capitalization of the funds as of October 31, 2013, and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.98371119, 1.00845526 and 0.96625496 common shares of the Acquiring Fund issued for each common share of Investment Quality, Premium Income and Dividend Advantage 2, respectively. If the Reorganizations are consummated, the actual exchange ratios may vary.

	Acquiring Fund	Investment Quality	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Combined Fund Pro Forma(1)
Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value; 450 shares outstanding for Acquiring Fund; 1,443 shares outstanding for Investment Quality; 886 shares outstanding for Premium Income; and 2,779 shares outstanding for Combined Fund Pro Forma	$45,000,000	$144,300,000	$88,600,000	$—	$—	$277,900,000

MuniFund Term Preferred (MTP) Shares, $10 stated value per share, at liquidation value; 3,505,000 shares outstanding for Dividend Advantage 2; and 3,505,000 shares outstanding for Combined Fund Pro Forma	$—	$—	$—	$35,050,000	$—	$35,050,000

	Acquiring Fund	Investment Quality	Premium Income	Dividend Advantage 2	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 6,568,188 shares outstanding for Acquiring Fund; 20,490,335 shares outstanding for Investment Quality; 12,083,027 shares outstanding for Premium Income; 4,525,814 shares outstanding for Dividend Advantage 2; and 43,283,099 shares outstanding for Combined Fund Pro Forma	$65,682	$204,903	$120,830	$45,258	$(3,842	)(2)	$432,831
Paid-in surplus	92,670,894	288,971,982	172,316,784	63,788,599	(601,158	)(3)	617,147,101
Undistributed (Over-distribution of) net investment income	348,130	3,226,646	2,283,999	365,813	(4,803,082	)(4)	1,421,506
Accumulated net realized gain (loss)	(885,015)	(2,274,503)	(946,790)	(247,910)	—		(4,354,218)
Net unrealized appreciation (depreciation)	3,102,619	4,522,732	4,429,704	(127,562)	—		11,927,493

Net assets attributable to common shares	$95,302,310	$294,651,760	$178,204,527	$63,824,198	$(5,408,082)		$626,574,713

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$14.51	$14.38	$14.75	$14.10			$14.48

Authorized shares:
Common	Unlimited	200,000,000	200,000,000	Unlimited			Unlimited
Preferred	Unlimited	1,000,000	1,000,000	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of October 31, 2013, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about September 8, 2014, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)

Assumes the issuance of 20,156,637, 12,185,173 and 4,373,101Acquiring Fund common shares in exchange for the net assets of Investment Quality, Premium Income and Dividend Advantage 2, respectively. These numbers are based on the net asset value of the Acquiring Fund and Target Funds as of October 31, 2013, adjusted for estimated Reorganization costs and the effect of distributions.
(3)	Includes the impact of estimated total Reorganization costs of $605,000, which will be borne by the common shareholders of the Acquiring Fund, Investment Quality, Premium Income and Dividend Advantage 2 in the amounts of $220,000, $160,000, $30,000 and $195,000, respectively.
(4)	Assumes Investment Quality, Premium Income and Dividend Advantage 2 make net investment income distributions of $2,700,249, $1,779,522 and $323,311, respectively.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the funds estimated the amount of expenses the funds would incur to be approximately $605,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated among the funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each fund during the first year following the Reorganizations. Reorganization expenses have been or will be accrued as expenses of each fund prior to the Valuation Time. These estimated expenses will be borne by the Acquiring Fund, Investment Quality, Premium Income and Dividend Advantage 2 in the amounts of $220,000 (0.21%), $160,000 (0.05%), $30,000 (0.02%) and $195,000 (0.28%), respectively (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2013). Preferred shareholders of the funds will not bear any costs of the Reorganizations.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Acquiring Fund and Dividend Advantage 2, shareholders of the fund do not have dissenters’ rights of appraisal with respect to the fund’s Reorganization(s).

Under Minnesota law, common shareholders of Investment Quality and Premium Income (the “Minnesota Funds”) do not have dissenters’ rights of appraisal in connection with each fund’s Reorganization because each fund’s common shares are listed and trade on an exchange. Holders of VRDP Shares of the Minnesota Funds, however, are entitled to assert dissenters’ rights in connection with each Minnesota Fund’s Reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These dissenters’ rights, and the procedures pertaining to them, are set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to this Joint Proxy Statement as Appendix B. The following summary of these rights and procedures is qualified in its entirety by reference to Appendix B. Holders of VRDP Shares of each Minnesota Fund should note that they will lose their dissenters’ rights of appraisal if they do not follow the required procedures carefully.

Notice of Dissent

A holder of VRDP Shares of a Minnesota Fund who is entitled to dissent under Minnesota law and who wishes to exercise dissenters’ rights must file a written notice of intent to demand the fair value with the respective Minnesota Fund before the Annual Meeting. The shareholder must not vote its VRDP Shares in favor of the Agreement and Plan of Reorganization. For this purpose, the “fair value” of the shares means the value of such VRDP Shares immediately prior to the Closing Date. A written notice of intent to demand the fair value of the VRDP Shares should be submitted to the applicable Minnesota Fund addressed to “Secretary, [Name of Applicable Minnesota Fund], 333 West Wacker Drive, Chicago, Illinois 60606.”

This written notice is in addition to and separate from any proxy or vote against the Agreement. It should specify the shareholder’s name and mailing address, the number of VRDP Shares owned and that the shareholder intends to demand the fair value, plus interest, of the shareholder’s VRDP Shares. Voting against, abstaining from voting or failing to vote on the Agreement does not constitute a demand for appraisal within the meaning of Minnesota law.

Only holders of VRDP Shares of a Minnesota Fund of record as of the record date for the Annual Meeting, and beneficial owners as of that date who hold VRDP Shares through those record shareholders, are entitled to exercise dissenters’ rights of appraisal. A shareholder cannot assert dissenters’ rights of appraisal as to less than all the VRDP Shares that are registered in that shareholder’s name, except where some of the VRDP Shares are registered in that shareholder’s name but are beneficially owned by one or more other persons. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to VRDP Shares that are beneficially owned by another person, the record owner must dissent with respect to all of the VRDP Shares that are beneficially owned by that person and must disclose the name and address of the beneficial owner on whose behalf the dissent is made. A beneficial owner of VRDP Shares who is not the record owner of those shares may assert dissenters’ rights of appraisal as to the VRDP Shares held on that person’s behalf, provided that the beneficial owner submits a written consent of the record owner to the applicable Minnesota Fund at or before the time dissenters’ rights are asserted.

Shareholders who wish to assert dissenters’ rights of appraisal must not vote for adoption of the Agreement. A shareholder’s failure to vote against the Agreement will not constitute a waiver of dissenters’ rights. However, if a shareholder returns a signed proxy but does not specify a vote against the Agreement or a direction to abstain, the proxy will be voted for approval of the Agreement, which will have the effect of waiving that shareholder’s dissenters’ rights.

Notice of Procedure; Deposit of Shares

If the shareholders of the Target Funds and the Acquiring Fund approve the Agreement, each Minnesota Fund will send a notice (the “Notice of Procedure”) to all holders of such fund’s VRDP Shares who have provided timely written notice of their intent to demand fair value. The Notice of Procedure will contain the information required by Subdivision 4 of Section 302A.473 of the Minnesota Statutes. In order to receive the fair value of VRDP Shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the Notice of Procedure was given, but the dissenter retains all other rights of a shareholder until the Reorganizations take effect. A Minnesota Fund may establish contingent liabilities for any VRDP Shares for which a demand has been, or is anticipated to be, received.

Payment; Return of Shares

After the Closing Date, the applicable Minnesota Fund shall remit to each dissenting holder of the fund’s VRDP Shares who has complied with the requirements for asserting dissenters’ rights the amount the fund estimates to be the fair value of the shares, plus interest, accompanied by the materials specified by Subdivision 5 of Section 302A.473 of the Minnesota Statutes (the “Payment Materials”).

A Minnesota Fund may withhold this payment from a person who was not a holder of the Fund’s VRDP Shares on the date the Reorganizations were first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. In that case, if the dissenter has complied with the requirements for asserting dissenters’ rights, the Minnesota Fund will forward to the dissenter the Payment Materials, a statement of the reason for withholding the payment, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment as set forth below. Failure to do so entitles the dissenter only to the amount offered.

If the Minnesota Fund fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the Minnesota Fund may again give a Notice of Procedure and require deposit or restrict transfer at a later time.

Where a Minnesota Fund is required to pay the fair value of its VRDP Shares plus interest, the interest will accrue commencing five days after the Closing Date up to and including the date of payment. The interest rate will be the rate at which interest accrues on verdicts and judgments under Minnesota law.

Supplemental Payment; Demand

If a dissenter believes that the amount paid is less than the fair value of the VRDP Shares plus interest, the dissenter may give written notice (“Dissenter’s Notice”) to the applicable Minnesota Fund of the dissenter’s own estimate of the fair value of the VRDP Shares, plus interest, within 30 days after the Minnesota Fund mails the payment. The Dissenter’s Notice must demand payment of the difference; otherwise, a dissenter is entitled only to the amount remitted by the Minnesota Fund.

Petition; Determination

If the Minnesota Fund receives a demand based on the dissenter’s own estimate of the fair value of the Minnesota Fund VRDP Shares, plus interest, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded by the dissenter, pay an amount agreed to by the dissenter after discussion with the Minnesota Fund, or file in court a petition requesting that the court determine the fair value of the Minnesota Fund VRDP Shares, plus interest. The petition shall be filed in the county in which the registered office of the Minnesota Fund is located (Hennepin County). The petition shall name as parties all dissenters who have demanded payment and who have not reached agreement with the Minnesota Fund. After filing the petition, the Minnesota Fund shall serve all parties with a summons and copy of the petition under Minnesota’s Rules of Civil Procedure.

The court may appoint appraisers to receive evidence on and recommend the amount of the fair value of the VRDP Shares of the Minnesota Fund. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of Minnesota law. The court shall also determine the fair value of the VRDP Shares, taking into account any and all factors the court finds relevant. The fair value of the shares as determined by the court is binding on all holders of VRDP Shares. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount paid, if any. However, a dissenter shall not be liable to the Minnesota Fund for the amount, if any, by which the amount, if any, paid to the dissenter exceeds the fair value of VRDP Shares as determined by the court, plus interest.

Costs; Fees; Expenses

The court shall determine the costs and expenses of the above proceeding, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the Minnesota Fund. However, the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith.

If the court finds that the Minnesota Fund has failed to comply substantially with Minnesota law, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions. The court may also award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each fund’s obligation to consummate the Reorganizations, each fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund, followed by the distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Target Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

In addition, each of Sidley Austin LLP (with respect to the VRDP Shares) and K&L Gates LLP (with respect to the MTP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in the Reorganizations by the holders of preferred shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes.

No opinion will be expressed as to (1) the federal income tax consequences of payments to preferred shareholders who elect dissenters’ rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

A shareholder who exercises and perfects dissenters’ rights of appraisal generally will recognize gain or loss equal to the difference between the amount of cash received and the shareholder’s basis in the shares surrendered. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganizations, the holding period for the shares surrendered is more than one year. The deductibility of capital losses is subject to limitations. If, however, the shareholder owns (or constructively owns under certain attribution rules contained in the Code) other shares of the same Target Fund that are exchanged for Acquiring Fund shares in the Reorganization or otherwise owns Acquiring Fund shares actually or constructively immediately after the Reorganization, the cash received could be treated as having the effect of the distribution of a dividend for federal income tax purposes, in which case the shareholder may have taxable income up to the amount of the cash received. In such cases, shareholders should consult their tax advisers to determine the amount and character of the income recognized in connection with the Reorganizations. Any cash received as a result of the exercise of dissenters’ rights may be subject to backup withholding taxes.

Prior to the closing of the Reorganizations, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganizations. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the fund during the year. As a result, such distribution could cause a portion of the distributions received by preferred shareholders during the year to be taxable for federal income tax purposes. Additional distributions may be made if necessary.

After the Reorganizations, the combined fund’s ability to use the Target Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the funds at the time of the Reorganizations. As of October 31, 2013, the funds had capital loss carryforwards as follows:

	Acquiring Fund	Investment Quality	Premium Income	Dividend Advantage 2
Not subject to expiration:
Short-term losses	$72,957	$154,883	$1,268	—
Long-term losses	$802,208	$2,083,753	$925,061	$240,901

Total	$875,165	$2,238,636	$926,329	$240,901

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a fund will generally be able to carryforward such capital losses indefinitely. A fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

In addition, the shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of such Target Fund’s outstanding preferred shares entitled to vote on the matter, also voting separately. The Reorganizations also are required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each fund is seeking approval of the Agreement by the holders of such fund’s preferred shares.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. In order for the Reorganizations to occur, each fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and liquidity providers with respect to the outstanding VRDP Shares. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other funds does not obtain its requisite shareholder approvals or satisfy its closing conditions. VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganizations may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. The funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each fund’s Board may take such actions as it deems in the best interests of its fund, including conducting additional solicitations with respect to the proposals or continuing to operate the fund as a stand-alone fund.

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to Target Funds

As a general matter, the common shares of the Acquiring Fund and each Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of each Target Fund’s declaration of trust or articles of incorporation, as applicable, and each contains, among other things, similar super-majority voting provisions, as described in the Memorandum under “Certain Provisions in the Declaration of Trust and By-Laws.” The full text of each fund’s declaration of trust or articles of incorporation, as applicable, is on file with the SEC and may be obtained as described on page 62.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated and the issuance of Acquiring Fund common shares is approved, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time. The value of a fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

Whenever preferred shares, including VRDP Shares, are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Description of VRDP Shares to be Issued by the Acquiring Fund

General

The terms of the VRDP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of each of Investment Quality and Premium Income into the Acquiring Fund (the “New VRDP Shares”) will be substantially identical, as of the closing of the Reorganizations, to the outstanding Target Fund VRDP Shares for which they are exchanged. The aggregate liquidation preference of each series of New VRDP Shares will equal the aggregate liquidation preference of the corresponding series of Target Fund VRDP Shares immediately prior to the closing of the Reorganizations. In addition, the terms of the New VRDP Shares will be substantially identical to the terms of the Outstanding VRDP Shares of the Acquiring Fund.

The outstanding VRDP Shares of each Target Fund had a 30-year final mandatory redemption date as of their date of original issue, subject to earlier redemption or repurchase by the fund, and pay an adjustable dividend rate set weekly by the remarketing agent. Each series of New VRDP Shares will have the same mandatory redemption date as the corresponding series of Target Fund VRDP Shares exchanged therefor. Holders of New VRDP Shares will have the right to give notice on any business day to tender the securities for remarketing in seven days. The New VRDP Shares will also be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the New VRDP Shares.

The statement establishing and fixing the rights and preferences (the “Statement”) for each series of New VRDP Shares generally requires that the Acquiring Fund maintain a purchase agreement. Pursuant to the applicable purchase agreement, the New VRDP Shares of each series will have the benefit of an unconditional demand feature provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The purchase agreement requires the liquidity provider to purchase from holders all New VRDP Shares of the applicable series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding New VRDP Shares of the applicable series prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider to purchase New VRDP Shares pursuant to the purchase agreement will run to the benefit of the holders of New VRDP Shares of the applicable series and will be unconditional and irrevocable, and as such the short-term ratings assigned to the New VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. Each liquidity provider entered into a purchase agreement with respect to the applicable series of Target Fund VRDP Shares, subject to periodic extension by agreement with the respective Fund. The initial term of the purchase agreement with the liquidity provider for each series of New VRDP Shares is expected to be no less than the remaining term immediately prior to the Reorganizations of the applicable purchase agreement with respect to the corresponding series of Target Fund VRDP Shares exchanged therefor.

Prior to the final mandatory redemption date for each series of New VRDP Shares, the New VRDP Shares of such series will be subject to optional and mandatory redemption by the Acquiring Fund in certain circumstances. New VRDP Shares may be redeemed at any time, at the option of the Acquiring Fund (in whole or, from time to time, in part), out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed for redemption. Pursuant to the Statement and fee agreement with the liquidity provider for each series of New VRDP Shares, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of New VRDP Shares of a series as is necessary to achieve compliance with the applicable requirement, if the Acquiring Fund fails to maintain (i) the minimum asset coverage required under the 1940 Act and the Acquiring Fund’s agreement with the liquidity provider with respect to such series or (ii) the VRDP basic maintenance amount prescribed by the applicable rating agencies then rating the New VRDP Shares of such series, and such failures are not cured by the applicable cure date. In the event of changes in, or elimination of, any or all long-term ratings of a series of New VRDP Shares, the requirement to effect a mandatory redemption after the applicable cure date upon a failure to maintain the VRDP basic maintenance amount for such series may be changed or eliminated.

The New VRDP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Each series of New VRDP Shares will rank on a parity with each other and with the other preferred shares of the Acquiring Fund, including the Outstanding VRDP Shares and the Acquiring Fund MTP Shares (as defined below), as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The Acquiring Fund, Investment Quality and Premium Income originally issued VRDP Shares in privately negotiated offerings during August 2013, August 2010, and August 2010, respectively. Proceeds of each offering were used to redeem all of the respective Fund’s then-outstanding MTP Shares or auction rate preferred shares, as applicable. Each of Investment Quality and Premium Income exchanged all of its Series 1 VRDP Shares for Series 2 VRDP Shares in privately negotiated exchanges in April 2013. The VRDP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

The Acquiring Fund is not, and will not be, required under the respective Statements to maintain any particular long-term ratings for the Outstanding VRDP Shares or the New VRDP Shares and may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a rating for the Outstanding VRDP Shares or any series of New VRDP Shares without replacement, in either case without the approval of holders of the Outstanding VRDP Shares or New VRDP Shares of the applicable series or other shareholders of the Acquiring Fund (as each Target Fund may do currently with respect to any rating agency rating the VRDP Shares of such Target Fund).

Each holder of VRDP Shares should review the more detailed information concerning the terms of the New VRDP Shares contained in the Memorandum, which forms a part of this Joint Proxy Statement, and the other documents incorporated by reference or otherwise summarized in this Joint Proxy Statement and in the Memorandum, including the information set forth in the sections “Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds” below and “Risk Factors” in the Memorandum attached as Appendix C to the Joint Proxy Statement.

Differences Among VRDP Series Following the Reorganizations

Following the Reorganizations, the Acquiring Fund will have three series of VRDP Shares outstanding (each, a “VRDP Series” or “Series”).

Following the Reorganizations, the bank that served as liquidity provider for a Target Fund’s VRDP Series immediately prior to the Reorganizations will serve as liquidity provider for the new Series to be issued by the Acquiring Fund in exchange for such Fund’s VRDP Series. In addition, the bank that serves as liquidity provider for the Acquiring Fund’s Outstanding VRDP Shares immediately prior to the Reorganizations is expected to continue to serve as liquidity provider for that Series. Accordingly, not all VRDP Series will have the same bank serving as liquidity provider. Investment Quality and Premium Income currently have the same bank serving as the liquidity provider while a different bank serves as the liquidity provider for the Outstanding VRDP Shares of the Acquiring Fund. The initial term of the purchase agreement with the liquidity provider for each of the new VRDP Series is expected to be no less than the remaining term of the applicable purchase agreement with respect to the VRDP Shares of each Fund immediately prior to the Reorganizations.

Each purchase agreement has an expiration date (a “Scheduled Termination Date”), subject to periodic extension or replacement. There is no assurance that a liquidity provider will renew, or continue to renew, the purchase agreement or that a replacement liquidity provider will be appointed. Each purchase agreement will provide for the renewal of the purchase obligation upon each Scheduled Termination Date for a minimum term of at least 180 days (or replacement with a purchase obligation from a new liquidity provider with such minimum stated term). If a liquidity provider does not renew the purchase agreement and it is not replaced, all of the VRDP Shares of the relevant Series will be subject to mandatory purchase by the liquidity provider prior to the expiration of the purchase obligation.

While the terms of each VRDP Series will be substantially identical, dividend rates may vary from Series to Series because, for example, the applicable remarketing agent may reset the rate for one Series at a different level from that set by the remarketing agent for a different Series, or the rate for one or more Series, but not all Series, may reset to the maximum rate (or a different level of maximum rate) in accordance with the terms of the applicable Statement. Redemptions prior to the final mandatory redemption date for each Series may occur at different times and in different amounts from Series to Series. In the event the Acquiring Fund were to make a partial redemption of VRDP Shares, the redemption may not necessarily be effected pro rata among all series of preferred shares then outstanding.

Each Series of New VRDP Shares will have the final mandatory redemption date, as summarized below:

Target Fund	Target Fund VRDP Shares Outstanding	Acquiring Fund VRDP Shares to be Issued in the Reorganizations
Investment Quality	VRDP Shares, Series 2 Final Mandatory Redemption Date: April 1, 2043	VRDP Shares, Series 2 Final Mandatory Redemption Date: April 1, 2043

Premium Income	VRDP Shares, Series 2 Final Mandatory Redemption Date: April 1, 2043	VRDP Shares, Series 3 Final Mandatory Redemption Date: April 1, 2043

Comparison of Massachusetts Business Trusts and Minnesota Corporations

The following description is based on relevant provisions of the Minnesota Business Corporation Act (the “MBCA”) and applicable Massachusetts law and each fund’s operative documents. This summary does not purport to be complete and we refer you to the MBCA, applicable Massachusetts law and each fund’s operative documents.

General

Each of the Acquiring Fund and Dividend Advantage 2 is organized as a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Each of Investment Quality and Premium Income is organized as a Minnesota corporation. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each of the Acquiring Fund and Dividend Advantage 2 contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each of the Acquiring Fund and Dividend Advantage 2 contains such provisions.

Massachusetts Business Trusts

Each of the Acquiring Fund and Dividend Advantage 2 is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund and Dividend Advantage 2.

Shareholder Voting.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each of the Acquiring Fund and Dividend Advantage 2 provide that the holders of a majority of the voting power of the shares of beneficial interest of the fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of each of the Acquiring Fund and Dividend Advantage 2, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that shareholders have no personal liability for the acts or obligations of the fund and require the fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the fund is not personally liable to any person in connection with the affairs of the fund, other than to the fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of Investment Quality and Premium Income are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes.

Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The articles of incorporation of each of Investment Quality and Premium Income contain such provisions regarding fractional shares.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. The MBCA and by-laws provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The by-laws of each of Investment Quality and Premium Income provide that regular meetings of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on an annual or other less frequent periodic basis at such date and time as the board of directors by resolution shall designate, except as otherwise required by the MBCA or by other applicable law. The by-laws also provide that a special meeting must be called at the written request, stating the purpose or purposes of the meeting, of shareholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting. The articles of incorporation provide that a director may be removed from office only for cause and only by action of at least 66 2/3% of the outstanding shares of the class or classes of capital stock that elected such director. For purposes of the foregoing, “cause” requires willful misconduct, dishonesty, fraud or a felony conviction.

Amendments to the Articles of Incorporation.    Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of each of Investment Quality and Premium Income do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of each of Investment Quality and Premium Income provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each of Investment Quality and Premium Income do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Pursuant to the articles of incorporation of each of Investment Quality and Premium Income, shareholders have no preemptive rights.

Dissenters’ Right of Appraisal.    Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Funds

General

The funds have similar investment objectives and policies. For each of the Acquiring Fund and Dividend Advantage 2, the investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The primary investment objective of Investment Quality is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt municipal securities, current income exempt from both regular federal and New Jersey income taxes, consistent with the fund’s investment policies. Premium Income’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal securities, current income exempt from both regular federal income taxes and New Jersey personal income taxes, consistent with the fund’s investment policies. The secondary investment objective of each of Investment Quality and Premium Income is the enhancement of portfolio value relative to the New Jersey municipal bond market through investments in tax-exempt New Jersey municipal securities that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. With the exception of the reference to “investment grade quality” in the primary investment objective of Investment Quality and the characterization of the investment objectives as “primary” and “secondary” components, the investment objectives of the Acquiring Fund and Dividend Advantage 2 are otherwise consistent with those of Investment Quality and Premium Income. (As described more fully below, it is a non-fundamental policy of each fund to invest, under normal circumstances, at least 80% of its managed assets in investment grade securities.)

Each fund’s investment objectives are fundamental policies of the fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and of holders of a majority of the outstanding preferred shares also voting separately as a single class.

Investment Policies

The funds have similar investment policies. It is a fundamental policy of each fund that, under normal circumstances, the fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes.

As a non-fundamental policy, under normal circumstances, each fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Also, as a non-fundamental policy, each fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of each fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a fund may have greater difficulty selling its holdings of these types of portfolio securities. A fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value (the secondary investment objective for each of Investment Quality and Premium Income) is not intended to suggest that capital appreciation is itself an objective of each fund. Instead, each fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by a fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, although some appreciation may result in ordinary income to such shareholders.

Each fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by a fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, a fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a fund’s cash fully invested, a fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. A fund may not achieve its investment objectives during such periods. As of April 30, 2014, the average effective maturities of the portfolios of the Acquiring Fund, Investment Quality, Premium Income and Dividend Advantage 2 were 13.78, 15.02, 14.85, and 15.61 years, respectively.

No fund has established a limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal income tax law, and each fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Shares of a fund therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing shares of a fund. The suitability of an investment in a fund will depend upon a comparison of the after-tax yield likely to be provided from the fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments. Special considerations apply to corporate investors. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund.”

Each fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal bonds of the types in which a fund may invest directly. In addition, each fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to an insurer’s ability to meet its commitments.

Each fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A fund may not enter into a futures contract or related options or forward contracts if more than 30% of the fund’s net assets would be represented by futures contracts or more than 5% of the fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

Each fund may invest in inverse floating rate securities. With respect to Dividend Advantage 2, such investments may not exceed 15% of the fund’s Managed Assets. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, a fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a fund in anticipation of share repurchases or tenders will reduce such fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

With the exception of Dividend Advantage 2 which is non-diversified, each fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, each such fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep a fund’s cash fully invested, each fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of each fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax or New Jersey personal income taxes and if the proportion of taxable investments exceeded 50% of a fund’s total assets as of the close of any quarter of the fund’s taxable year, the fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year.

Portfolio Investments

Municipal Securities

General.    Each fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax and New Jersey personal income taxes. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the funds.

The municipal securities in which each fund will invest are generally issued by the State of New Jersey, a municipality in New Jersey, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable), is exempt from regular federal income tax and New Jersey personal income taxes, although the interest may be subject to the federal alternative minimum tax. Each fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and New Jersey income taxes.

Yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to make interest and principal payments.

Municipal Leases and Certificates of Participation.    Each fund may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a fund’s original investment. To the extent that a fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, each fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, a fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price. A fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a fund has entered such a recourse agreement, such fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Each fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust. With respect to Dividend Advantage 2, investments in inverse floating rate securities may not exceed 15% of the fund’s Managed Assets.

Floating Rate Securities.    Each fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a fund and, to the extent distributed, will be taxable to shareholders. A fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Zero Coupon Bonds

Each fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because a fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Structured Notes

Each fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Special Considerations Relating to New Jersey Municipal Securities

As described above, under normal circumstances, each fund will invest at least 80% of its Managed Assets in municipal securities that are exempt from New Jersey personal income tax. Each fund is therefore susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal securities. Information about factors affecting the economy of New Jersey can be found in the most recent offering statements relating to debt offerings of state and local issuers and other financial and demographic information. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Derivatives

General.    Each fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a fund is a seller of a contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap. If a fund is a buyer of a contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such fund. Interest rate swaps involve the exchange by a fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for a fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to each fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to each fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to each fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to each fund. Each fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which a fund may employ futures, options on futures or swaps.

Other Investment Companies

Each fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which a fund may invest directly. In addition, each fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which a fund may invest directly. Each fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The funds have not applied for and currently do not intend to apply for such relief. As a shareholder in an investment company, a fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Hedging Strategies

Each fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of a fund’s investments. These hedging strategies may generate taxable income.

The Board of each fund recommends that shareholders vote “FOR” the approval of the Reorganization.

PROPOSAL NO. 3—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND

(PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND)

In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund common shares and, subject to notice of issuance, list such shares on the NYSE MKT. In addition, the Acquiring Fund will issue VRDP Shares and MTP Shares. The Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for newly issued Acquiring Fund common shares and newly issued Acquiring Fund preferred shares and the assumption of substantially all of the liabilities of each Target Fund. Each Target Fund will distribute Acquiring Fund common shares to its common shareholders and Acquiring Fund preferred shares to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations may benefit holders of the Acquiring Fund’s common shares and preferred shares due to the increased size of the combined fund.

The aggregate net asset value of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such shares in the open market, which may be higher or lower than net asset value. The aggregate liquidation preference of the preferred shares issued by the Acquiring Fund in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The Reorganizations will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganizations. No gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganizations. As a result of the Reorganizations, common shareholders of the funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually. The Acquiring Fund will continue to operate following the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE MKT rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with the Reorganizations, and the Acquiring Fund’s Statement for the Outstanding VRDP Shares generally requires the common shareholders and preferred shareholders of the Acquiring Fund to vote together on matters submitted to a vote of shareholders.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal, with common and preferred shareholders of the Acquiring Fund voting together as a single class, and common shareholders of the Acquiring Fund voting separately, represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes represent shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The consummation of the Reorganizations is contingent on the satisfaction or waiver of all closing conditions including approval of the proposals relating to the Reorganizations by each Target Fund’s shareholders and the Acquiring Fund’s preferred shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

PROPOSAL NO. 4—APPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

A.	APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

Background

Under an investment management agreement between Nuveen Fund Advisors and each Fund (each, an “Original Investment Management Agreement” and collectively, the “Original Investment Management Agreements”), Nuveen Fund Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of each Fund’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix D.

Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is a wholly-owned subsidiary of Windy City Investments, Inc. (previously defined as “Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (previously defined as “MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (previously defined as the “Transaction Agreement”) to acquire Nuveen from the investor group led by MDP (previously defined as the “TIAA-CREF Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen will become a wholly-owned subsidiary of TIAA-CREF. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Each Original Investment Management Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the TIAA-CREF Transaction will result in a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a certain percentage of Nuveen’s clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the

1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

To prevent the occurrence of an “unfair burden” under Section 15(f), Nuveen commits, for a period of two years from the date of the closing of the TIAA-CREF Transaction not to increase contractual management fee rates for any Fund. This commitment shall not limit or otherwise affect mergers or liquidations of Fund(s) in the ordinary course.

In anticipation of the TIAA-CREF Transaction, each fund’s Board met in person at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members (as defined herein) separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 meeting, for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new investment management agreement between the Fund and Nuveen Fund Advisors in substantially the same form as the Original Investment Management Agreement to take effect immediately after the TIAA-CREF Transaction or shareholder approval, whichever is later (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreement is attached hereto as Appendix L.

The 1940 Act requires that each New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “Proposal No. 4—Board Considerations”), each Board, including the Board Members who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or any sub-advisory agreement entered into by the Adviser with respect to any Fund or who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or any sub-adviser (the “Independent Board Members”), unanimously approved the continuation of the Original Investment Management Agreement and approved the New Investment Management Agreement on behalf of each Fund and unanimously recommended approval of the New Investment Management Agreement by shareholders.

In the event shareholders of a Fund do not approve the New Investment Management Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim investment management agreement between the Adviser and each such Fund (each, an “Interim Investment Management Agreement” and collectively, the “Interim Investment Management Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the

April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved Interim Investment Management Agreements for each Fund in order to assure continuity of investment advisory services to the Funds after the TIAA-CREF Transaction. The terms of each Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreements and New Investment Management Agreements, except for the term and escrow provisions described below. The Interim Investment Management Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”) or when shareholders of a Fund approve the New Investment Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for each Fund will expire on August 1, 2015, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services.    The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board. In addition, the investment management services are expected to be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the TIAA-CREF Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

Fees.    Under each Original Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components—a complex-level fee based on the aggregate amount of all eligible Nuveen fund assets and a specific fund-level fee based only on the amount of assets within the Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in the Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

The fee schedules for the fund-level fee and complex-level fee under the New Investment Management Agreements for each Fund are identical to the fund-level fee and complex-level fee schedules under the Original Investment Management Agreements. The annual fund-level fee schedule for each Fund under the Original Investment Management Agreements and the New Investment Management Agreements, the fees paid by each Fund to the Adviser during each Fund’s last fiscal year and the Fund’s net assets as of December 31, 2013 are set forth in Appendix F. The fee schedule for the complex-level component is the same for each Fund under both the Original Investment Management Agreements and New Investment Management Agreements and is also set forth in “Proposal No. 2—Comparison of the Acquiring Fund and each Target Fund.”

Payment of Expenses.    Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund.

Limitation on Liability.    The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance.    The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2015, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the agreement may be terminated at any time with respect to a Fund without the payment of any penalty by the Fund or Adviser on sixty (60) days’ written notice to the other party. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information about the Adviser

Nuveen Fund Advisors, a registered investment adviser, is organized as Delaware limited liability company and is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Fund Advisors offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. Nuveen Fund Advisors is responsible for each Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The business address of Nuveen Fund Advisors and Nuveen is 333 West Wacker Drive, Chicago, Illinois 60606.

Certain information regarding the executive officers and directors of Nuveen Fund Advisors is set forth in Appendix I.

Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the holders of common shares and preferred shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Investment Management Agreement was approved by the Board of the respective Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed in “Proposal No. 4—Board Considerations” below. The Board of each Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of such Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

B.	APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

Nuveen Fund Advisors has entered into investment sub-advisory agreements (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”) with respect to each Fund with Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board are provided in Appendix G.

As with the Original Investment Management Agreements, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. The completion of the TIAA-CREF Transaction will result in a change in control of Nuveen Asset Management, which is a subsidiary of Nuveen, and therefore will be deemed an assignment of each Original Sub-Advisory Agreement with Nuveen Asset Management. In addition, each Original Sub-Advisory Agreement provides that it will terminate upon the termination of the Original Investment Management Agreement with respect to such Fund. As a result, the completion of the TIAA-CREF Transaction will result in the termination of each Original Sub-Advisory Agreement.

In anticipation of the TIAA-CREF Transaction, each Fund’s Board met in person at joint meetings on April 15-16, 2014 and April 30, 2014, for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). The form of the New Sub-Advisory Agreement is attached hereto as Appendix M.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “Proposal No. 4—Board Considerations”), each Board, including the Independent Board Members, unanimously approved the continuation of the Original Sub-Advisory Agreement and approved the New Sub-Advisory Agreement and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders.

Because each New Sub-Advisory Agreement, like each Original New Sub-Advisory Agreement, is between the Adviser and the Sub-Adviser, a Fund’s New Sub-Advisory Agreement will not take effect until the New Management Agreement for such Fund has been approved by shareholders.

In the event shareholders of a Fund do not approve the New Management Agreement and New Sub-Advisory Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim sub-advisory agreement between the Adviser and Nuveen Asset Management (each an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved Interim Sub-Advisory Agreements in order to assure continuity of advisory services to the Funds after the TIAA-CREF Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”) or when shareholders of a Fund approve the New Management Agreement and New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by Nuveen Fund Advisors thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by Nuveen Fund Advisors to the Sub-Adviser. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2015, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services.    The advisory services to be provided by the Sub-Adviser to each Fund under the New Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the TIAA-CREF Transaction will have any adverse effect on the performance of a Sub-Adviser’s obligations under the New Sub-Advisory Agreements.

Brokerage.    Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees.    Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements is set forth in “Proposal No. 2—Comparison of the Acquiring Fund and each Target Fund.” The fees paid by the Adviser to the Sub-Adviser with respect to each Fund during each Fund’s last fiscal year are set forth in Appendix H.

Payment of Expenses.    Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the agreement other than the cost of securities (including brokerage commissions) purchased for the Fund.

Limitation on Liability.    The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance.    The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2015, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the agreement may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by action of the Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days’ written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund are also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations of the Sub-Adviser set forth in the agreement.

Information About Sub-Adviser

Nuveen Asset Management.    Nuveen Asset Management is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to the Funds. Nuveen Asset Management is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. Founded in 1898, Nuveen and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. The business address of Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Information.    There are no registered investment companies not included in this Proxy Statement advised by the Sub-Adviser with similar investment objectives as the Funds. Certain information regarding the executive officer and directors of the Sub-Adviser is set forth in Appendix I.

Affiliated Brokerage and Other Fees

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any Sub-Adviser of such Fund.

During each Fund’s last fiscal year, no Fund paid any amounts to the Adviser or any Sub-Adviser to such Fund or any affiliated person of the Adviser or any Sub-Adviser to such Fund for services provided to the Fund (other than pursuant to the Original Investment Management Agreement or Original Sub-Advisory Agreement or for brokerage commissions).

Shareholder Approval

To become effective with respect to a particular Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the holders of Common Shares and Preferred Shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the new sub-advisory agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

C.	BOARD CONSIDERATIONS

I.	The Approval Process

The Board of each Fund, including the Independent Board Members, is responsible for overseeing the performance of the Adviser and Sub-Adviser to the respective Fund and determining whether to approve or continue such Fund’s Original Investment Management Agreement and Original Sub-Advisory Agreement (collectively, the “Original Advisory Agreements”). Pursuant to the 1940 Act, each Board is required to consider the continuation of the Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen by TIAA-CREF. For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the TIAA-CREF Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements.

With respect to the Funds, however, the Board recognized that as part of a broad initiative of Nuveen to rationalize its fund offerings and eliminate overlapping funds, each Fund’s Board has approved and recommended that the shareholders approve the respective Reorganizations of the Funds. As shareholder approval is required for the consummation of the Reorganizations, to avoid any disruption in sub-advisory services pending shareholder approval of the Reorganizations or if shareholder approval is not obtained for the Reorganizations, the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds at an in person meeting held on April 30, 2014 (the “April Meeting”). Furthermore, because the consummation of the TIAA-CREF Transaction will terminate the Original Advisory Agreements, each Fund’s Board also approved New Investment Management Agreements and New Sub-Advisory Agreements (collectively, the “New Advisory Agreements”) on behalf of its respective Fund to be effective following the consummation of the TIAA-CREF Transaction as well as Interim Investment Management Agreements and Interim Investment Sub-Advisory Agreements to permit the Adviser and Sub-Adviser to continue to serve in their respective capacities while shareholder approval is sought for the Reorganizations and for the New Advisory Agreements. The following sets forth each Fund Board’s considerations for approving the continuance of the Original Advisory Agreements, the approval of the New Advisory Agreements and the interim agreements.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the TIAA-CREF Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed TIAA-CREF Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the TIAA-CREF Transaction and to keep the Independent Board Members updated with developments regarding the TIAA-CREF Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed TIAA-CREF Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in executive session on March 26, 2014 to further discuss the proposed TIAA-CREF Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the TIAA-CREF Transaction and its impact on the Nuveen funds, the Adviser and Sub-Adviser (collectively, the “Fund Advisers” and each a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the TIAA-CREF Transaction, respond to questions and to discuss, among other things: the governance of the Fund Advisers following the TIAA-CREF Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the TIAA-CREF Transaction (including financing terms); any benefits or detriments the TIAA-CREF Transaction may impose on the Funds, TIAA-CREF or the Fund Advisers; the reaction from Fund Advisers’ employees knowledgeable of the TIAA-CREF Transaction; the incentive and retention plans for key personnel of Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each Sub-Adviser, the TIAA-CREF Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and Fund Advisers including, among other things: the nature, extent and quality of services provided by a Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of the Fund Adviser; a review of the Funds’ performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of the Funds’ fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed TIAA-CREF Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed TIAA-CREF Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the TIAA-CREF Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the TIAA-CREF Transaction; the impact of the TIAA-CREF Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the TIAA-CREF Transaction; the strategic plan for Nuveen, including any financing arrangements following the TIAA-CREF Transaction and any cost cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the TIAA-CREF Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the TIAA-CREF Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the TIAA-CREF Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the

Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen funds’ portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-end Funds Committee; and the Closed-end Funds Committee). The Open-end Funds Committee and Closed-end Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain Nuveen Asset Management equity and fixed income teams in September 2013 and met with the Nuveen Asset Management municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

Each Fund’s Board considered all factors it believed relevant with respect to the respective Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the respective Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the funds and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the TIAA-CREF Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of the Original Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable open-end or closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund, monitoring and analyzing its performance, to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms, and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing the fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to the fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management, and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in depth analysis of the investment risks of the Nuveen funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or the respective Fund and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and its supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Fund under the applicable Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Nuveen funds and their shareholders by the respective Fund Advisers is expected as a result of the TIAA-CREF Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the TIAA-CREF Transaction on the operations, facilities, organization and personnel of the respective Fund Adviser; the ability of the Fund Adviser to perform its duties after the TIAA-CREF Transaction, including any changes to the level or quality of services provided to the Nuveen funds; the potential implications of any additional regulatory requirements imposed on the Fund Adviser or the Nuveen funds following the TIAA-CREF Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the TIAA-CREF Transaction also does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the respective Fund’s investment portfolio, all on behalf of such Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, subadvisory or other services provided to the Nuveen funds as a result of the TIAA-CREF Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the TIAA-CREF Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the TIAA-CREF Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the TIAA-CREF Transaction and noted that Nuveen was expected to remain a stand alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise, and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the TIAA-CREF Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the TIAA-CREF Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the TIAA-CREF Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the Nuveen funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the respective Fund under the applicable New Advisory Agreement were satisfactory and supported approval of the New Advisory Agreements.

B.	The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of the respective Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In considering a Fund’s performance, the Board recognized that a Fund’s performance can be reviewed through various measures including the Fund’s absolute return, the Fund’s return compared to the performance of other peer funds, and the Fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the respective Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one, three and five year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various Nuveen funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

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The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

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Long term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long term performance.

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The investment experience of a particular shareholder in the funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

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The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For the funds with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one and three year periods, subject to certain exceptions.[1] While the Board is cognizant

[1]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open end funds (+/ 100 basis points for equity funds excluding index funds; +/ 30 basis points for tax exempt fixed income funds; +/ 40 basis points for taxable fixed income funds) and for closed end funds (assuming 30% leverage) (+/ 130 basis points for equity funds excluding index funds; +/ 39 basis points for tax exempt funds and +/ 52 basis points for taxable fixed income funds).

of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that Dividend Advantage had satisfactory performance compared to peers, performing in the second or third quartile over the one-, three- and five-year periods. Similarly, Investment Quality had satisfactory performance compared to its peers performing in the third quartile in the three- and five-year periods but performing in the first quartile in the one-year period. Premium Income appeared to lag its peers over longer periods but demonstrated more favorable performance in shorter periods. More specifically, although Premium Income was in the fourth quartile in the three- and five-year periods, such Fund was in the second quartile for the one-year period. The Board noted that each Fund’s Performance Peer Group had some differences from the respective Fund limiting the usefulness of the comparative data. Further, although each Fund underperformed its benchmark in the one-year period, each Fund outperformed its benchmark in the three- and five-year periods. In addition, each Fund’s Board recognized that it had approved and recommended to shareholders the Reorganizations to, among other things, eliminate product overlap and create a single, highly scaled offering better aligned with investor needs and preferences. See the Section entitled “Reasons for the Reorganizations.” Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of the Funds, each Fund’s Board considered that the portfolio investment personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the TIAA-CREF Transaction and the investment strategies of the Funds were not expected to change as a result of the TIAA-CREF Transaction (subject to changes unrelated to the TIAA-CREF Transaction that are approved by the Board and/or shareholders, such as the Reorganizations of the Funds). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

Each Fund’s Board evaluated the management fees and expenses of the respective Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe (with respect to state municipal funds) may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the respective Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non affiliated, and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Funds (as described above) and while some administrative services may occur at the sub-adviser level, the fee to the Sub-Adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to municipal funds, such other clients of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts). In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems, and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including Nuveen Asset Management, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre and post tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen Fund. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Nuveen funds. Based on their review of the overall fee arrangements of a Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the TIAA-CREF Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the TIAA-CREF Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under the respective New Advisory Agreements were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, the Board recognized that it is difficult to predict with any degree of certainty the impact of the TIAA-CREF Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that the Fund Adviser’s level of profitability for its advisory activities under the New Advisory Agreements would continue to be reasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund by fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide break point levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.	Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that Nuveen Asset Management may benefit from their soft dollar arrangements pursuant to which Nuveen Asset Management may receive research from brokers that execute a Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements may also benefit the Funds and shareholders to the extent the research enhances the ability of Nuveen Asset Management to manage the Funds. With soft dollar arrangements, the Independent Board Members noted that Nuveen Asset Management’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the TIAA-CREF Transaction, such indirect benefits should remain after the TIAA-CREF Transaction. The Independent Board Members further noted the benefits the TIAA-CREF Transaction would provide to TIAA-CREF and Nuveen, including a larger scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.	Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

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Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the TIAA-CREF Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

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The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the TIAA-CREF Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

—	The reputation, financial strength and resources of TIAA-CREF.

—	The long term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

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The benefits to the Nuveen funds as a result of the TIAA-CREF Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.	Approval of Interim Advisory Agreements

At the Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the TIAA-CREF Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Please see “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum for a description of your rights under Massachusetts law and describing additional rights contained in the Acquiring Fund’s Declaration of Trust and By-Laws.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including VRDP Shares and MTP Shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including VRDP Shares and MTP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities issued by New Jersey, its cities and local authorities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund during the year.

Dividends declared by the Acquiring Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

The Acquiring Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Acquiring Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Acquiring Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Acquiring Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

Legal Opinions

Certain legal matters in connection with the issuance of common shares and New VRDP Shares pursuant to the Agreement and Plan of Reorganization will be passed upon by Bingham McCutchen, LLP, Boston, Massachusetts.

Experts

The financial statements of the Acquiring Fund and the Target Funds appearing in the funds’ Annual Report for the year ended April 30, 2013 are incorporated herein. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of each fund as of June 6, 2014.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	Unlimited	—	6,555,388
Preferred shares	Unlimited	—	450 (VRDP)
Investment Quality:
Common shares	200,000,000	—	20,490,335
Preferred shares	1,000,000 (50,000 designated as VRDP)	—	1,443 (VRDP)
Premium Income:
Common shares	200,000,000	—	12,083,027
Preferred shares	1,000,000 (50,000 designated as VRDP)	—	886 (VRDP)
Dividend Advantage 2:
Common shares	Unlimited	—	4,516,814
Preferred shares	Unlimited	—	3,505,000 (MTP)

The common shares of the Acquiring Fund and Dividend Advantage 2 are listed and trade on the NYSE MKT under the ticker symbols NXJ and NUJ, respectively. The common shares of Investment Quality and Premium Income are listed and trade on the NYSE under the ticker symbols NQJ and NNJ, respectively. The MTP Shares of Dividend Advantage 2 are listed and trade on the NYSE under the ticker symbol NUJ PrC. The VRDP Shares of the Acquiring Fund, Investment Quality and Premium Income are not listed on any exchange. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE MKT. It also is expected that the MTP Shares of the Acquiring Fund will be listed on the NYSE.

Shareholders of the Funds

As of December 31, 2013, the members of the Board and officers of each fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before June 6, 2014. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of June 6, 2014.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund — Common Shares	First Trust Portfo lios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	720,151	10.99%	6.28%	N/A

Investment Quality — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	823,363	4.02%	6.28%	N/A

Premium Income — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	743,176	6.15%	6.28%	N/A

Dividend Advantage 2 — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	453,561	10.04%	6.28%	N/A

Dividend Advantage 2 — MTP Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	456,688	13.03%	13.03%	13.02%

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by the remarketing agent for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of one or more Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of one or more Funds. Information with respect to aggregate holdings of VRDP Shares associated with fund complexes identified by the remarketing agents (number of VRDP Shares and percentage of total outstanding) is as follows: New Jersey Dividend Advantage (Series 1): Federated (150 shares (33.3%)), Morgan Stanley (50 shares (11.1%)), Northern Trust (100 shares (22.3%)), Vanguard Tax-Exempt Money Market Fund (150 shares (33.3%)); New Jersey Investment Quality (Series 1): Blackrock (80 shares (5.5%)), JP Morgan (250 shares (17.3%)), Schwab (75 shares (5.2%)), Vanguard New Jersey Tax-Exempt Money Market Fund (598 shares (41.5%)), Federated (440 shares (30.5%));

New Jersey Premium Income (Series 1): Blackrock (40 shares (4.5%)), JP Morgan (146 shares (16.5%), Vanguard Tax-Exempt Money Market Fund (240 shares (27.1%)), Vanguard New Jersey Tax-Exempt Money Market Fund (100 shares (11.3%)), and Federated (360 shares (40.6%)). Based on the preferred shares outstanding as of June 6, 2014, each holder of VRDP Shares listed in the foregoing sentence would own less than 40% of the estimated pro forma preferred shares of the combined fund.

Expenses of Proxy Solicitation

Nuveen and the Adviser will pay 50% of the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies, with the Funds bearing the other 50% of such costs. The portion paid by the Funds will be divided pro rata among the Funds based on the projected net benefit and cost savings to each Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be equally apportioned between Nuveen and the Adviser and the Fund that requires additional solicitation.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE MKT, LLC, NASDAQ Stock Market, LLC, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Committee are:

Jack B. Evans

Robert P. Bremner

David J. Kundert

Carole E. Stone

Terence J. Toth

As of December 31, 2013, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Appointment of the Independent Registered Public Accounting Firm

Each Fund’s Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interests in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees

Audit and Related Fees.    The following table provides the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Acquiring Fund	$21,200	$22,500	$6,250	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment Quality	21,200	22,500	—	—	—	—	—	—	—	—	—	—	—	—
Premium Income	21,200	22,500	—	—	—	—	—	—	—	—	—	—	—	—
Dividend Advantage 2	21,200	22,500	—	—	—	—	—	—	—	—	—	—	—	—

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Non-Audit Fees.    The following table provides the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years. Less than 50 percent of the principal accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013

Acquiring Fund	$—	$—	$—	$—	$—	$—	$—	$—

Investment Quality	—	—	—	—	—	—	—	—

Premium Income	—	—	—	—	—	—	—	—

Dividend Advantage 2	—	—	—	—	—	—	—	—

Audit Committee Pre-Approval Policies and Procedures.    Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NYSE MKT, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and Target Funds.”

Shareholder Proposals

To be considered for presentation at the 2015 annual meeting of shareholders of the funds, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than July 31, 2015. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each fund’s by-laws, submit such written notice to the respective fund by the later of 45 days prior to the 2015 annual meeting or the tenth business day following the date the 2015 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganizations are consummated, the Target Funds will cease to exist and will not hold their 2014 annual meetings. If the Reorganizations are not approved or are not consummated, each Target Fund will hold its 2014 annual meeting of shareholders, expected to be held in November 2014.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Custodian, Transfer Agent, Dividend Disbursing Agent, Redemption Agent and Remarketing Agents

The custodian of the assets of the Acquiring Fund and each Target Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

The tender and paying agent with respect to the VRDP Shares of each Fund is The Bank of New York Mellon, Corporate Trust Division, Dealing and Trading Group, 101 Barclay Street, Floor 7E, New York, New York 10286 (the “Tender and Paying Agent”). The Tender and Paying Agent acts as each Fund’s tender agent, transfer agent and registrar, dividend disbursing agent, paying agent and redemption price disbursing agent with respect to the VRDP Shares.

The remarketing agent for the Acquiring Fund is TD Securities (USA) LLC, 31 West 52nd Street, New York, New York 10019 (“TD Securities”). The remarketing agent for each of Investment Quality and Premium Income is RBC Capital Markets, LLC, Short Term Department, U.S. Debt Capital Markets, Three World Financial Center, 8th Floor, New York, New York 10281 (“RBC”). TD Securities will continue to serve as the remarketing agent for the series of Acquiring Fund VRDP Shares currently outstanding. It is expected that the Acquiring Fund will enter into remarketing agreements with RBC such that RBC will continue to serve as the remarketing agent with respect to the new series of Acquiring Fund VRDP Shares to be issued in exchange for VRDP Shares of Investment Quality and Premium Income.

Fiscal Year

The fiscal year end for each fund is April 30.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each fund following each fund’s fiscal year end. Each fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 5, 2014

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a fund who share an address, unless the fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable fund at the address and phone number set forth above.

Other Information

Management of the funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the funds, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals except for the election of Board Members. A signed proxy card or other authorization by a beneficial owner of shares of a fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy Vice President and Secretary The Nuveen Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this              day of             , 2014 by and among Nuveen New Jersey Dividend Advantage Municipal Fund, a Massachusetts business trust (the “Acquiring Fund”), and each of Nuveen New Jersey Investment Quality Municipal Fund, Inc., a Minnesota corporation (“Investment Quality” or a “Target Fund”), Nuveen New Jersey Premium Income Municipal Fund, Inc., a Minnesota corporation (“Premium Income” or a “Target Fund”), and Nuveen New Jersey Dividend Advantage Municipal Fund 2, a Massachusetts business trust (“Dividend Advantage 2” or a “Target Fund” and, collectively with Investment Quality and Premium Income, the “Target Funds”). The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and, with respect to Investment Quality and Premium Income, newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund VRDP Shares”) and, with respect to Dividend Advantage 2, newly issued MuniFund Term Preferred Shares (“MTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $10 per share, as set forth in this Agreement (“Acquiring Fund MTP Shares” and, together with the Acquiring Fund VRDP Shares, the “Acquiring Fund Preferred Shares” and, collectively with the Acquiring Fund Common Shares and Acquiring Fund VRDP Shares, the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all the Acquiring Fund Common Shares and Acquiring Fund VRDP Shares or Acquiring Fund MTP Shares received by the Target Fund to the holders of common shares and VRDP Shares or MTP Shares of the Target Fund, respectively, as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and, together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Trustees or Directors, as applicable, of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of the respective Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to such Target Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and the same number of Acquiring Fund VRDP Shares or Acquiring Fund MTP Shares as the number of VRDP Shares or MTP Shares of such Target Fund, respectively, outstanding immediately prior to the Closing (as defined in this Section 1.1) (less any VRDP Shares with respect to which Dissenters’ Rights, as defined below, have been properly exercised) and having substantially identical terms as the VRDP Shares or MTP Shares, respectively, of such Target Fund, as of the Closing Date, and (ii) to assume substantially all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. The Acquiring Fund Preferred Shares to be issued to each Target Fund shall consist of a separate series, as set forth in Exhibit A hereto, and such series shall: (i) have equal priority with each other and with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund. Such transactions shall take place at the closing provided for in Section 3.1 (each, a “Closing” and, together, the “Closings”).

1.2        ASSETS TO BE TRANSFERRED.    Each Target Fund shall transfer substantially all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund shall retain assets sufficient to pay the preferred share dividends as set forth in Section 1.4, the dividend or dividends set forth in Section 8.5 and, with respect to Investment Quality and Premium Income only, all liabilities (whether absolute, accrued, contingent or otherwise) as such Target Fund Board or its officers reasonably expect to exist against such Fund as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”).

Each Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objectives, policies, and/or restrictions and will notify each Target Fund accordingly. Each Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund(s) holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date; provided that if more than one Target Fund holds such securities, the Acquiring Fund shall apportion all such sales among the Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the respective Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of its Reorganization as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of such Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the preferred share dividends set forth in Section 1.4 and the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the preferred share dividends set forth in Section 1.4, the dividend(s) set forth in Section 8.5, or any liabilities relating to the exercise of Dissenters’ Rights by shareholders of Investment Quality or Premium Income.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the existing VRDP Shares or MTP Shares of a Target Fund, as applicable, up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund Preferred Shares shall accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), each Target Fund shall declare all accumulated but unpaid dividends on its VRDP Shares or MTP Shares, as applicable, up to and including the day immediately preceding the Closing Date. With respect to the existing VRDP Shares of Investment Quality and Premium Income, such dividends shall be paid on the Closing Date to holders thereof as of the day immediately preceding the Closing Date. With respect to the existing MTP Shares of Dividend Advantage 2, such dividends shall be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund MTP Shares for which such MTP Shares of Dividend Advantage 2 were exchanged to the holders thereof as of the day immediately preceding the Closing Date. Each Target Fund shall retain assets in an amount sufficient to pay the dividends declared by it pursuant to this Section 1.4, and such assets shall not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) each Target Fund will distribute in complete liquidation of the Target Fund, pro-rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to the Liquidation Date (“Interim Dividends”)) and to its preferred shareholders of record (“Target Fund Preferred Shareholders” and, together with Target Fund Common Shareholders, the “Target Fund Shareholders”), as of the time of such distribution, other than such holders of VRDP Shares of Investment Quality or Premium Income who have properly exercised Dissenters’ Rights with respect to the Reorganizations, one of the Acquiring Fund VRDP Shares or

Acquiring Fund MTP Shares received by such Target Fund (together with any Interim Dividends) in exchange for each VRDP Share or MTP Share of the Target Fund, respectively, held by such Target Fund Preferred Shareholder immediately prior to the Closing; and (b) each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro-rata share of the Acquiring Fund Common Shares received by such Target Fund and, in the case of a Target Fund Preferred Shareholder, the same number of Acquiring Fund VRDP Shares or Acquiring Fund MTP Shares received by such Target Fund as the number of VRDP Shares or MTP Shares of the Target Fund, as applicable, held by such Target Fund Preferred Shareholder immediately prior to the Closing, and by paying to Target Fund Shareholders any Interim Dividends on such transferred shares. All issued and outstanding common and preferred shares of each Target Fund, including, without limitation, any VRDP Shares of Investment Quality or Premium Income with respect to which Dissenters’ Rights have been properly exercised, simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Shares.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s common shares or preferred shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts or Minnesota state law, as applicable, promptly following the Closing Date and the making of all distributions pursuant to, as applicable, Section 1.4, Section 1.5 and Section 8.5, respectively.

1.9        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the respective Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Target Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Acquiring Fund.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders on the Closing Date after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Valuation

Time shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing shall occur on September 8, 2014 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. Central time. Each Closing shall be held as of 8:00 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund shall cause State Street, as custodian for such Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT AND TENDER AND PAYING AGENT.

(a)         With respect to its common shares and, for Dividend Advantage 2, with respect to its MTP Shares, each Target Fund shall issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares and MTP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares and, for Dividend Advantage 2, MTP Shares of such Target Fund, and the number and percentage ownership of outstanding common shares and, for Dividend Advantage 2, MTP Shares owned by each such Target Fund Shareholder immediately prior to the Closing. With respect to its VRDP Shares, each of Investment Quality and Premium Income shall issue and deliver or cause The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of VRDP Shares of such Target Fund, and the number and percentage ownership of outstanding VRDP Shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b)         The Acquiring Fund shall issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares and MTP Shares, and The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of each Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to each Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)         The Target Fund is a corporation or business trust, as applicable, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization.

(b)         The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)         The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Target Fund VRDP Statement”) or Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares (“Target Fund MTP Statement”), as applicable, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)         Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)         No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)         The financial statements of the Target Fund as of April 30, 2013 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of April 30, 2013, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)         The unaudited semi-annual financial statements of the Target Fund as of October 31, 2013 have been prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2013, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(h)         Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)         All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)         The authorized capital of the Target Fund consists of the shares set forth in Exhibit B. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that, with respect to Dividend Advantage 2, under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent or tender and paying agent, as applicable, as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)         At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)         The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)         The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)         From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy

Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)         For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.     The Acquiring Fund represents and warrants as follows:

(a)         The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)         The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)         The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Acquiring Fund VRDP Statement”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)         No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)         The financial statements of the Acquiring Fund as of April 30, 2013 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2013, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)         The unaudited semi-annual financial statements of the Acquiring Fund as of October 31, 2013 have been prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2013, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)         Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)         All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)         The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)         The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)         The Acquiring Fund Shares to be issued and delivered to each Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)         The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)         From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)         For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(o)         The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1         OPERATION IN ORDINARY COURSE.     Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and each Target Fund will operate their respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2         APPROVAL OF SHAREHOLDERS.     The Acquiring Fund and each Target Fund will call meetings of their respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3         INVESTMENT REPRESENTATION.     Each Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4         ADDITIONAL INFORMATION.     Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares. Each of Investment Quality and Premium Income shall notify the Acquiring Fund promptly upon the exercise of any Dissenters’ Rights.

5.5         FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6         STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by such Target Fund’s Controller, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7         PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares and Acquiring Fund MTP Shares to be issued to Target Fund Shareholders, as applicable (the “Registration Statement”), and a proxy statement relating to the Acquiring Fund VRDP Shares to be issued to Target Fund Shareholders, as applicable, and related matters (the “VRDP Proxy Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement and the VRDP Proxy Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8         TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds or the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinions contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1         All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1         All representations, covenants, and warranties of each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2         Each Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Target Fund.

7.3         Prior to the Valuation Time, each Target Fund shall have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Target Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1         This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, By-Laws and Target Fund VRDP Statement or Target Fund MTP Statement, as applicable. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, the requirements of the applicable exchange(s) and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws and Acquiring Fund VRDP Statement.

8.2         On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3         All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4         The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5         Each Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6         The Target Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)         The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)         The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)         Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Target Fund on behalf of its Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations under Massachusetts law, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)         The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)         To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)         The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws or Acquiring Fund VRDP Statement (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws and Acquiring Fund VRDP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)         Each of Investment Quality and Premium Income has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)         Dividend Advantage 2 has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(c)         Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)         To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts or State of Minnesota, as applicable, is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(e)         With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, Target Fund VRDP Statement or Target Fund MTP Statement, as applicable, or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust or Articles of Incorporation, as applicable, Target Fund VRDP Statement or Target Fund MTP Statement, as applicable, and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Minnesota, Vedder Price P.C. may rely on the opinions of Dorsey & Whitney LLP.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of substantially all of the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund followed by the distribution to Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments, if any, to holders of VRDP Shares of Investment Quality or Premium Income who elect Dissenters’ Rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund

Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinions shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund Preferred Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinions delivered to the Acquiring Fund by Sidley Austin LLP with respect to such issue for the Acquiring Fund VRDP Shares and K&L Gates LLP with respect to such issue for the Acquiring Fund MTP Shares.

8.9        (a) The Acquiring Fund shall have obtained written confirmation from the rating agencies then rating the preferred shares of the Funds to the effect that consummation of the transactions contemplated by this Agreement will not impair the then current rating assigned by such rating agencies to the existing Acquiring Fund VRDP Shares; and (b) the Acquiring Fund Preferred Shares to be issued pursuant to Section 1.1 will be rated by such rating agencies no lower than the then current rating assigned by such rating agencies to the respective series of VRDP Shares or MTP Shares of the Target Fund exchanged therefor.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro-rata based on the projected relative benefits to each Fund during the first year following the Reorganizations, and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by a Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, a Target Fund Board, the Acquiring Fund, a Target Fund, the Adviser, or any Fund’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to each of the Acquiring Fund and Dividend Advantage 2, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of such Fund personally, but shall bind only the property of such Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each such Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of the Acquiring Fund and Dividend Advantage 2 acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and Dividend Advantage 2 as provided in each such Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and shall constitute a separate agreement between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
		Name:	Kevin J. McCarthy
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.

By:
		Name:	Kevin J. McCarthy
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.

By:
		Name:	Kevin J. McCarthy
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2

By:
		Name:	Kevin J. McCarthy
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

Nuveen New Jersey Merger – Agreement and Plan of Reorganization

EXHIBIT A

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Investment Quality	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: April 1, 2043	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: April 1, 2043

Premium Income	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: April 1, 2043	VRDP Shares, Series 3 $100,000 liquidation value per share Final Mandatory Redemption Date: April 1, 2043

Dividend Advantage 2	MTP Shares, 2.00% Series 2015 Fixed Dividend Rate: 2.00% Term Redemption Date: November 1, 2015	MTP Shares, 2.00% Series 2015 Fixed Dividend Rate: 2.00% Term Redemption Date: November 1, 2015

EXHIBIT B

CAPITALIZATION OF TARGET FUNDS

Target Fund	Authorized Common Shares	Authorized Preferred Shares
Investment Quality	200,000,000	1,000,000
Premium Income	200,000,000	1,000,000
Dividend Advantage 2	Unlimited	Unlimited

APPENDIX B

MINNESOTA STATUTES-RIGHTS OF DISSENTING SHAREHOLDERS

302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)        unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)        alters or abolishes a preferential right of the shares;

(2)        creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)        alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)        excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5)        eliminates the right to obtain payment under this subdivision;

(b)        a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)        a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)        a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)        a plan of conversion adopted by the corporation; or

(f)        any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2. Beneficial owners. (a) A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)        A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)        If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)        Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)        The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)        The applicability of clause (1) is determined as of:

(i)        the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)        the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)        Clause (1)is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473 PROCEDURES FOR ASSERTING DISSENTERS’ RIGHTS.

Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)        1“Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)        “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)        “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)        the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)        any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)        a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)        a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)        In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

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Subdivision 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)        the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)        an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)        a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)        The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)        If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as

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provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)        If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)        The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

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APPENDIX C

Copy No.

CONFIDENTIAL INFORMATION MEMORANDUM

STRICTLY CONFIDENTIAL

IMPORTANT INFORMATION

This Information Memorandum sets forth the terms of the VRDP Shares (as defined below) to be issued in connection with the reorganization of each of Nuveen New Jersey Investment Quality Municipal Fund, Inc. and Nuveen New Jersey Premium Income Municipal Fund, Inc. into Nuveen New Jersey Dividend Advantage Municipal Fund.

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

SERIES 2 VRDP SHARES

SERIES 3 VRDP SHARES

(THE “NEW VRDP SHARES”)

LIQUIDATION PREFERENCE $100,000 PER SHARE

The Offering. Nuveen New Jersey Dividend Advantage Municipal Fund (the “Fund”) is a diversified, closed-end management investment company. This Information Memorandum is provided for information purposes in connection with the offering of the New VRDP Shares pursuant to the reorganization of each of Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“Premium Income”) and Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and collectively with Investment Quality and Premium Income, the “Target Funds” or each individually, a “Target Fund”) into the Fund (each, a “Reorganization” and together, the “Reorganizations”). Each New VRDP Share has a liquidation preference of $100,000 per share (the “Liquidation Preference”).

This Information Memorandum is provided exclusively to Target Fund shareholders who were holders of VRDP Shares of a Target Fund (“Target Fund VRDP Shares”) as of the close of business on June 6, 2014. Upon the closing of the Reorganizations, each Target Fund will transfer substantially all of its assets to the Fund in exchange for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the liabilities of the Target Fund. Each Target Fund will then be liquidated, dissolved and terminated in accordance with applicable law. The Fund will issue a separate series of New VRDP Shares corresponding to each series of Target Fund VRDP Shares. Holders of Target Fund VRDP Shares will receive on a one-for-one basis New VRDP Shares of the applicable series in exchange for Target Fund VRDP Shares held immediately prior to the Reorganizations.

Below is a chart summarizing certain information with respect to the outstanding series of Target Fund VRDP Shares (each, a “Target Fund VRDP Series”) and the corresponding series of New VRDP Shares to be issued in connection with the Reorganizations (each, a “New VRDP Series”). The chart and other relevant statements herein regarding the exchange of New VRDP Shares for Target Fund VRDP Shares assume all approvals and consents necessary to effectuate the Reorganizations are obtained prior to the closing, including the consents of the Liquidity Providers (as defined herein) and rating agencies with respect to the VRDP Shares.

Target Fund	Target Fund VRDP Series Outstanding	New VRDP Series to be Issued in the Reorganizations
Investment Quality

VRDP Shares, Series 2

Final Mandatory Redemption Date:     April 1, 2043

Number of VRDP Shares:

    1,443

Adjustable Dividend Rate:

    Resets weekly

Optional Tender With Seven-Day     Notice for Remarketing

Unconditional Demand Feature:

    Purchase Agreement with     Liquidity Provider

VRDP Shares, Series 2

Final Mandatory Redemption Date:     April 1, 2043

Number of VRDP Shares:

    1,443

Adjustable Dividend Rate:

    Resets weekly

Optional Tender With Seven-Day     Notice for Remarketing

Unconditional Demand Feature:     Purchase Agreement with     Liquidity Provider

Premium Income

VRDP Shares, Series 2

Final Mandatory Redemption Date:     April 1, 2043

Number of VRDP Shares:

    886

Adjustable Dividend Rate:

    Resets weekly

Optional Tender With Seven-Day     Notice for Remarketing

Unconditional Demand Feature:     Purchase Agreement with     Liquidity Provider

VRDP Shares, Series 3

Final Mandatory Redemption Date:     April 1, 2043

Number of VRDP Shares:

    886

Adjustable Dividend Rate:

    Resets weekly

Optional Tender With Seven-Day     Notice for Remarketing

Unconditional Demand Feature:     Purchase Agreement with     Liquidity Provider

The Fund currently has 450 VRDP Shares outstanding in a single series (the “Outstanding VRDP Shares”). Following the Reorganizations and the concurrent reorganization of Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”) into the Fund, based on VRDP Shares of the Fund and the Target Funds and MuniFund Term Preferred Shares (“MTP Shares”) of Dividend Advantage 2 outstanding as of June 6, 2014, the Fund will have 2,779 VRDP Shares outstanding in three different series and 3,505,000 2.00% series 2015 MTP Shares (the “New MTP Shares”) outstanding in a single series. The New VRDP Shares of each New VRDP Series will have the same Liquidation Preference ($100,000 per share) and will be entitled to one vote per share. The New MTP Shares will have a liquidation preference of $10 per share and will be entitled to one vote per share. The New VRDP Shares will rank on a parity with each other and with the Outstanding VRDP Shares and the New MTP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Information regarding the Fund’s and each Target Fund’s current short-term and long-term ratings assigned by, as applicable, Fitch Ratings, Inc., Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, is available at www.fitchratings.com, www.moodys.com and www.standardandpoors.com, respectively. No assurances can be given that the current ratings will be maintained.

Terms of the New VRDP Shares. The terms of the New VRDP Shares to be issued pursuant to the Reorganizations will be substantially identical, as of the closing of the Reorganizations, to the terms of the outstanding Target Fund VRDP Shares for which they are exchanged. Attached as appendices to this Information Memorandum are forms of the Statement Establishing and Fixing the Rights and Preferences of the New VRDP Shares for each New VRDP Series (each, a “New VRDP Statement” and collectively, the “New VRDP Statements”) and the forms of the VRDP Purchase Agreement with respect to each New VRDP Series (each, a “New VRDP Purchase Agreement” and collectively, the “New VRDP Purchase Agreements”). You are urged to review the applicable New VRDP Statement and New VRDP Purchase Agreement. This Information Memorandum only summarizes some of the terms of the New VRDP Shares and some of the differences among the New VRDP Series and the series of Outstanding VRDP Shares, and it is qualified in its entirety by the terms set forth in the New VRDP Statements and the New VRDP Purchase Agreements. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the New VRDP Statements.

The New VRDP Shares have the following features, which will be substantially identical to those of applicable Target Fund VRDP Shares as of the closing of the Reorganizations:

—	the same short-term and long-term credit ratings from one or more rating agencies;

—	the same Liquidation Preference ($100,000 per share) and Final Mandatory Redemption Date (as detailed above);

—	the same terms with respect to the payment of an adjustable dividend rate reset weekly by a Remarketing Agent;

—	the same right to give notice on any business day to tender the securities for remarketing in seven days;

—	the same terms with respect to the Mandatory Tender for remarketing upon the occurrence of certain events; and

—

continuing to have the benefit of an unconditional demand feature pursuant to a New VRDP Purchase Agreement provided by the same bank acting as Liquidity Provider with respect to the Target Fund VRDP Shares immediately prior to the closing of the Reorganizations.

Differences Among VRDP Series.    Upon issuance of the New VRDP Shares, the Fund will have three series of VRDP Shares outstanding, including two New VRDP Series. There will be two different banks serving as Liquidity Providers to the VRDP Series. Royal Bank of Canada will serve as the initial Liquidity Provider to the New VRDP Shares Series 2 and Series 3. The bank serving as Liquidity Provider for a New VRDP Series will be the same bank that serves as Liquidity Provider for the Target Fund VRDP Series for which such New VRDP Series will be exchanged in connection with the Reorganizations. The Toronto-Dominion Bank, acting through its New York branch, will continue to serve as the Liquidity Provider to the Outstanding VRDP Shares. The initial term of each New VRDP Purchase Agreement with the Liquidity Provider for the applicable New VRDP Series is expected to be no less than the remaining term of the purchase agreement with respect to the corresponding Target Fund VRDP Series immediately prior to the Reorganizations. Dividend rates may vary from series to series, because, for example, the applicable Remarketing Agent may reset the rate for one VRDP Series at a different level from that set by the Remarketing Agent for a different VRDP Series, or the rate for one or more VRDP Series, but not all VRDP Series, may reset to the Maximum Rate (or a different level of Maximum Rate) in accordance with the terms of the applicable VRDP Statement. Redemptions prior to the Final Mandatory Redemption Dates for each VRDP Series may occur at different times and in different amounts from series to series pursuant to the respective VRDP Statements. In the event that the Fund were to make a partial redemption of VRDP Shares, the redemption may not necessarily be effected pro rata among all series of preferred shares then outstanding.

Each New VRDP Purchase Agreement has an expiration date (each expiration date being referred to as a “Scheduled Termination Date”), subject to periodic extension or replacement. There is no assurance that a Liquidity Provider will renew, or continue to renew, the New VRDP Purchase Agreement or that a replacement will be appointed. Each VRDP Series requires that the applicable Liquidity Provider’s Purchase Obligation be renewed upon each Scheduled Termination Date for a term of at least 180 days (or replaced with a purchase obligation with such minimum stated term). If a Liquidity Provider does not renew the applicable VRDP Purchase Agreement and it is not replaced, all VRDP Shares of the relevant VRDP Series will be subject to Mandatory Purchase by such Liquidity Provider prior to the expiration of the Purchase Obligation.

Remarketing.    The terms of the remarketing for the New VRDP Shares will be the same as for the Target Fund VRDP Shares. Holders of the New VRDP Shares will have the option to tender New VRDP Shares for remarketing at the Purchase Price (as defined below) on any Business Day not less than seven days after delivery of a Notice of Tender to a tender and paying agent appointed by the Fund (each, a “Tender and Paying Agent”) with the consent of the applicable Liquidity Provider. In addition, the New VRDP Shares will be subject to mandatory tender for remarketing by a Remarketing Agent at the Purchase Price in the circumstances set forth in the New VRDP Statements. The applicable Remarketing Agent will use its best efforts in each case to remarket any New VRDP Shares so tendered. If no remarketing occurs on or before the relevant Purchase Date (as defined below), or New VRDP Shares remain unsold pursuant to an attempted remarketing, the applicable Tender and Paying Agent will deliver all such unsold New VRDP Shares that have been delivered to such Tender and Paying Agent to the applicable Liquidity Provider for purchase on such Purchase Date. In addition, the New VRDP Shares will be subject to mandatory purchase by the applicable Liquidity Provider at the Purchase Price for such New VRDP Shares in the event of termination of a New VRDP Purchase Agreement if the Fund has not obtained an Alternate VRDP Purchase Agreement prior to such termination. The “Purchase Price” with respect to the New VRDP Shares is equal to the Liquidation Preference of New VRDP Shares to be purchased on a Purchase Date plus any accumulated but unpaid dividends (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date. The date designated for (i) purchase of New VRDP Shares pursuant to an optional or mandatory tender for remarketing or (ii) mandatory purchase by a Liquidity Provider is referred to herein as a “Purchase Date.”

The Remarketing Agent for each New VRDP Series is expected to be the same remarketing agent as the remarketing agent for the corresponding Target Fund VRDP Series.

Unconditional Demand Feature.    The New VRDP Shares of each New VRDP Series will have the benefit of an unconditional demand feature, pursuant to a purchase obligation, to be provided by the same bank that provides such demand feature to the corresponding Target Fund VRDP Series as of the closing of the Reorganizations (the “Liquidity Provider”), pursuant to a New VRDP Purchase Agreement. The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of New VRDP Shares; it is not separately transferable.

Dividends and Rate Periods.    It is anticipated that the Reorganizations will close on or about September 8, 2014 or such other date as the parties may agree. The applicable dividend rate of the New VRDP Shares of each New VRDP Series commencing on and including the date of issuance, to and including the next succeeding Rate Determination Date, will be equal to the dividend rate in effect for the corresponding Target Fund VRDP Series immediately prior to the closing. Generally, the dividend rate will be reset weekly by the applicable Remarketing Agent. Dividends on New VRDP Shares are expected to be exempt from regular federal and New Jersey income taxes, with exceptions for certain portions that may represent capital gains or ordinary income, if any, generally from portfolio transactions and market discount.

Dividends on the New VRDP Shares will be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of New VRDP Shares, the transferor as Beneficial Owner of New VRDP Shares will be deemed to have agreed pursuant to the terms of the New VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the New VRDP Shares in exchange for payment of the Purchase Price for such New VRDP Shares by the transferee.

Maximum Rate.    The Maximum Rate for the New VRDP Shares on any Rate Determination Date or in respect of the occurrence of a failed remarketing for the New VRDP Shares will be the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The terms of the Maximum Rate, including the Applicable Percentage of the Applicable Base Rate and Applicable Spread, are described in the New VRDP Statements. The Maximum Rate for the New VRDP Shares will depend on the long-term rating assigned to the New VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification to the applicable Remarketing Agent and the applicable Tender and Paying Agent that any ordinary income or capital gains will be included in the dividend on the New VRDP Shares for that Rate Period.

The New VRDP Shares will be subject to mandatory redemption by the Fund on the date set forth in the chart above, unless earlier redeemed or repurchased by the Fund.

Investing in VRDP Shares involves risks. See “Risk Factors” beginning on page 38 of this Information Memorandum.

The Fund’s investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. It is a fundamental policy

v

of the Fund that, under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the nationally recognized statistical rating organizations (each, an “NRSRO” or collectively, the “NRSROs”) that rate such security or are unrated but judged to be of comparable quality by Nuveen Fund Advisors, LLC, the investment adviser to the Fund (“Nuveen Fund Advisors” or the “Adviser”), and/or Nuveen Asset Management, LLC, the sub-adviser to the Fund (“Nuveen Asset Management” or the “Sub-Adviser”). Also, as a non-fundamental policy, the Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. There can be no assurance that the Fund will achieve its investment objectives.

This Information Memorandum summarizes the current investment objectives and policies of the Fund.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

THE NEW VRDP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE ADVISER, THE SUB-ADVISER, ANY LIQUIDITY PROVIDER, ANY REMARKETING AGENT OR ANY TENDER AND PAYING AGENT.

This Information Memorandum does not constitute an offer to exchange or otherwise purchase any Target Fund VRDP Shares. This Information Memorandum has not been reviewed by any federal or state securities commission or any regulatory authority of any jurisdiction, nor has any such commission or authority passed upon the accuracy or adequacy of this Information Memorandum. Any representation to the contrary is unlawful and may be a criminal offense.

The date of this Information Memorandum is [            ], 2014.

This Information Memorandum is furnished by the Fund on a confidential basis and sets forth the terms of the New VRDP Shares. The information contained or incorporated by reference in this Information Memorandum has been provided by the Fund and other sources identified herein.

The offer and issuance of the New VRDP Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, the New VRDP Shares may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the New VRDP Shares to be issued in the Reorganizations are being offered only to holders of Target Fund VRDP Shares that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to certain restrictions on transfer as further described under “Notice to Investors.”

This Information Memorandum does not constitute an offer to exchange or otherwise purchase any Target Fund VRDP Shares. The offer for the New VRDP Shares is being made only to the holders of Target Fund VRDP Shares in connection with the Reorganizations. This Information Memorandum is personal to each investor to which it is made available and has been prepared solely for use in connection with the Reorganizations. Distribution of this Information Memorandum to any person other than a beneficial owner of Target Fund VRDP Shares and those persons, if any, retained to advise such beneficial owner is not authorized.

The New VRDP Shares will be issued in book-entry form as global securities (the “global securities”). The global securities will be deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Information Memorandum to “holders of VRDP Shares” or “holders of New VRDP Shares” include the Beneficial Owners of interests in the VRDP Shares or New VRDP Shares, respectively, and references to the “VRDP Shares” or “New VRDP Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement” for further discussion of these matters.

This Information Memorandum contains summaries and other information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which will be made available on a confidential basis to owners of VRDP Shares upon request to the Fund) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Information Memorandum in certain jurisdictions may be restricted by law. Persons in possession of this Information Memorandum are required to inform themselves about and to observe any such restrictions. This Information Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.

No action has been taken by the Fund that would permit an offering of the New VRDP Shares or the circulation or distribution of this Information Memorandum or any other material in relation to the Fund, any Liquidity Provider or the New VRDP Shares in any jurisdiction where action for that purpose is required.

THIS INFORMATION MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY. INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND, THE APPLICABLE LIQUIDITY PROVIDER AND THE TERMS OF THE NEW VRDP SHARES, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN NEW VRDP SHARES FOR AN INDEFINITE PERIOD OF TIME.

NONE OF THE FUND, ANY TARGET FUND, ANY LIQUIDITY PROVIDER OR ANY REMARKETING AGENT OR THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION REGARDING THE LEGALITY OF INVESTMENT IN THE NEW VRDP SHARES BY ANY PERSON UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS INFORMATION MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH INVESTOR SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS AND TAX ADVICE.

In this Information Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.

FORWARD LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and some or all of the assumptions underlying any projections, forecasts or estimates may not materialize or may vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, the state of the market in municipal securities (especially those issued by the State of New Jersey, a municipality in New Jersey, or a political subdivision or agency or instrumentality of such State or municipality), the funding and solvency of the State of New Jersey and other governmental entities and municipal issuers located in such State, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

NOTICE TO INVESTORS

Each person acquiring New VRDP Shares, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund, the applicable Liquidity Provider and the applicable Remarketing Agent as follows:

(1)        It understands and acknowledges that the securities have not been registered under the Securities Act or any other applicable securities law, are being offered for sale pursuant to Section 4(a)(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto, and in each case in compliance with the conditions for transfer set forth in paragraph (4) below.

(2)        It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3)        It acknowledges that none of the Fund, any Liquidity Provider, any Remarketing Agent or any person representing any of the foregoing has made any representation to it with respect to the Fund, any Liquidity Provider or any Remarketing Agent or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the securities. Further, it acknowledges that with respect to the information supplied by a Liquidity Provider for inclusion in this Information Memorandum, no representation is made by the Fund as to the accuracy or completeness of such information. No Liquidity Provider accepts any responsibility for the accuracy or completeness of this Information Memorandum or the New VRDP Statements or any other information or disclosure contained or incorporated by reference herein or in the New VRDP Statements, or omitted herefrom or from the New VRDP Statements. In addition, no representation is made regarding New VRDP Shares or the advisability of investing in New VRDP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the applicable Liquidity Provider and the securities as it has deemed necessary in connection with its decision to purchase the securities offered hereby, including an opportunity to ask questions of and request information from the Fund and the applicable Liquidity Provider.

(4)        It is purchasing the securities for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act. It agrees on its own behalf and on behalf of any investor account for which it is purchasing the securities, and each subsequent holder or owner of the securities by its acceptance thereof will agree to offer, sell or otherwise transfer such securities only (a) to the Fund, (b) to or through the applicable Remarketing Agent in a Remarketing, (c) to the applicable Liquidity Provider pursuant to a New VRDP Purchase Agreement or (d) for so long as the securities offered hereby are eligible for resale pursuant to Rule 144A, but subject to the restrictions on transfer, outside of a Remarketing, described herein, to a person it reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control. Each purchaser acknowledges that each New VRDP Share will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, ONLY (A) TO THE FUND, (B) TO OR THROUGH THE APPLICABLE REMARKETING AGENT IN A REMARKETING, (C) TO THE APPLICABLE LIQUIDITY PROVIDER PURSUANT TO A NEW VRDP PURCHASE AGREEMENT OR (D) FOR SO LONG AS THE SECURITIES OFFERED HEREBY ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, BUT SUBJECT TO THE RESTRICTIONS ON TRANSFER, OUTSIDE OF A REMARKETING APPLICABLE TO THIS SECURITY, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR ANY EXEMPTION FROM REGISTRATION AVAILABLE UNDER THE SECURITIES ACT. THE PURCHASE OBLIGATION IS TRANSFERABLE ONLY IN CONNECTION WITH A TRANSFER OF NEW VRDP SHARES; IT IS NOT SEPARATELY TRANSFERABLE.

NUVEEN FUND ADVISORS, LLC (THE “ADVISER”), AFFILIATED PERSONS OF THE ADVISER (AS DEFINED IN SECTION 2(a)(3) OF THE INVESTMENT COMPANY ACT OF 1940 (THE “1940 ACT”) (OTHER THAN THE FUND, IN THE CASE OF A PURCHASE OF NEW VRDP SHARES WHICH ARE TO BE CANCELLED WITHIN 10 DAYS OF PURCHASE BY THE FUND), AND PERSONS OVER WHICH THE ADVISER, OR AFFILIATED PERSONS OF THE ADVISER (AS DEFINED IN SECTION 2(a)(3) OF THE 1940 ACT), EXERCISE DISCRETIONARY INVESTMENT OR VOTING AUTHORITY (OTHER THAN THE FUND, IN THE CASE OF A PURCHASE OF NEW VRDP SHARES WHICH ARE TO BE CANCELLED WITHIN 10 DAYS OF PURCHASE BY THE FUND), ARE NOT PERMITTED TO PURCHASE NEW VRDP SHARES WITHOUT THE PRIOR WRITTEN CONSENT OF THE APPLICABLE LIQUIDITY PROVIDER AND ANY SUCH PURCHASES SHALL BE VOID AB INITIO; PROVIDED, HOWEVER, THAT PURCHASES OF NEW VRDP SHARES MAY BE MADE BY BROKER-DEALERS THAT ARE AFFILIATED PERSONS OF THE ADVISER IN RISKLESS PRINCIPAL TRANSACTIONS WITH RESPECT TO SUCH PURCHASES OF NEW VRDP SHARES.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF NEW VRDP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE NEW VRDP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH NEW VRDP SHARES BY THE TRANSFEREE.

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(5)        It acknowledges that the Fund, the Liquidity Providers and the Remarketing Agents and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund, the applicable Liquidity Provider and the applicable Remarketing Agent. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Information Memorandum and the documents incorporated by reference or otherwise summarized in this Information Memorandum, including the information set forth in the sections “Risk Factors,” “How the Fund Manages Portfolio Risk” and “The Fund’s Investments—Derivatives and Hedging Strategies,” the forms of the New VRDP Statements, attached hereto as Appendix A, and the forms of the New VRDP Purchase Agreements, attached hereto as Appendix B. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the New VRDP Statements.

The Fund	Nuveen New Jersey Dividend Advantage Municipal Fund (previously defined as the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $0.01 par value per share, are traded on the New York Stock Exchange (the “NYSE”) under the ticker symbol NXJ. As of June 6, 2014, the Fund had 6,555,388 common shares outstanding. As of June 6, 2014, the Fund also had 450 VRDP Shares outstanding in a single series.

The Offering	This Information Memorandum is provided for information purposes in connection with the offering of the New VRDP Shares of Series 2 and Series 3 pursuant to the reorganization of each of Nuveen New Jersey Investment Quality Municipal Fund, Inc. (previously defined as “Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (previously defined as “Premium Income”) and Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and collectively with Investment Quality and Premium Income, the “Target Funds” or each individually, a “Target Fund”) into the Fund (previously defined as the “Reorganizations” and each, a “Reorganization”). Each New VRDP Share has a Liquidation Preference of $100,000.

This Information Memorandum is provided exclusively to Target Fund shareholders who were holders of Target Fund VRDP Shares as of the close of business on June 6, 2014. Upon the closing of the Reorganizations, each Target Fund will transfer substantially all of its assets to the Fund in exchange

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for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the liabilities of the Target Fund. Each Target Fund will then be liquidated, dissolved and terminated in accordance with applicable law. The Fund will issue a separate series of New VRDP Shares corresponding to each series of Target Fund VRDP Shares. Holders of Target Fund VRDP Shares will receive on a one-for-one basis New VRDP Shares of the applicable New VRDP Series in exchange for Target Fund VRDP Shares held immediately prior to the Reorganizations.

Description of the New VRDP Shares	The terms of the New VRDP Shares to be issued pursuant to the Reorganizations will be substantially identical, as of the closing of the Reorganizations, to the Target Fund VRDP Shares exchanged therefor. Also, the terms of the remarketing for the New VRDP Shares will be the same as those for the Target Fund VRDP Shares. The description of the New VRDP Shares is qualified in its entirety by the terms set forth in the New VRDP Statements and the New VRDP Purchase Agreements. See “Description of the New VRDP Shares.”

Liquidity Providers; the Purchase Obligation	The New VRDP Shares of each New VRDP Series will have the benefit of an unconditional demand feature, pursuant to a purchase obligation, to be provided by the same bank that provides such demand feature to the corresponding Target Fund VRDP Series as of the closing of the Reorganizations (previously defined as the “Liquidity Provider”), pursuant to a New VRDP Purchase Agreement. The initial term of each New VRDP Purchase Agreement with the Liquidity Provider for the applicable New VRDP Series is expected to be no less than the remaining term of the purchase agreement with respect to the corresponding Target Fund VRDP Series immediately prior to the Reorganizations. See “The Purchase Obligation” and “Liquidity Provider.”

Ratings

As a condition to the closing of the Reorganizations, the Fund must obtain short-term and long-term ratings for each New VRDP Series equivalent to the ratings of the corresponding Target Fund VRDP Series immediately prior to the closing. However, the Target Funds are not, and the Fund will not be, required under the respective Target Fund VRDP Statements and New VRDP Statements to maintain any particular (or particular level of) ratings for the VRDP Shares, except that, under the New VRDP Statements, the Fund will be required to use reasonable best efforts to maintain at least one short-term rating of each New VRDP Series to the extent that the

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applicable Liquidity Provider has a short-term debt rating.

The short-term ratings of each New VRDP Series are directly related to the short-term ratings assigned to the applicable Liquidity Provider. Changes in the credit quality of a Liquidity Provider could cause a downgrade in the short-term credit ratings of the applicable New VRDP Shares, make the New VRDP Shares less liquid in the secondary market and cause losses to holders of New VRDP Shares.

Investment Objectives and Policies	The Fund’s investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. See “The Fund’s Investments—Investment Objectives and Policies.”

There can be no assurance that the Fund will achieve its investment objectives.

Management of the Fund	Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the Fund’s investment adviser. Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Nuveen Fund Advisors has selected Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”) to serve as the sub-adviser to the Fund. See “Management of the Fund.”

Taxation	The Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and generally does not expect to be subject to federal income tax.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey personal income taxes. Accordingly, the dividends paid by the Fund from such interest will ordinarily be similarly exempt. To the extent the Fund invests in municipal securities of issuers outside of New Jersey, dividends paid by the Fund may be subject to New Jersey income taxes. See “Material Income Tax Considerations” for a detailed discussion of the foregoing matters.

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Governing Law	The Fund’s declaration of trust, as amended (the “Declaration of Trust”), and the New VRDP Statements are governed by the laws of the Commonwealth of Massachusetts.

The New VRDP Purchase Agreements and the Tender and Paying Agent Agreements and Remarketing Agreements with respect to each New VRDP Series are governed by the laws of the State of New York.

Risk Factors	Risk is inherent in all investing. You should carefully consider the risks of investing in VRDP Shares. See “Risk Factors,” “The Fund’s Investments—Investment Objectives and Policies” and “—Derivatives and Hedging Strategies” and “How the Fund Manages Portfolio Risk.”

THE FUND

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on June 1, 1999 and commenced investment operations on March 27, 2001. The Fund’s common shares are listed on the NYSE under the symbol NXJ. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of June 6, 2014.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	—	6,555,388
Preferred Shares	Unlimited	—
VRDP Shares	450
Series 1			450

The following provides information about the Fund’s outstanding preferred shares, as adjusted to reflect the issuance of the New VRDP Shares and the New MTP Shares following the completion of the Reorganizations as if such Reorganizations had been completed as of June 6, 2014.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Shares Outstanding	Aggregate Liquidation Preference Outstanding
Preferred Shares	Unlimited
VRDP Shares		—	2,779	$277,900,000
Series 1	450		450	$45,000,000
Series 2	1,443		1,443	$144,300,000
Series 3	886		886	$88,600,000
MTP Shares	3,505,000	—	3,505,000	$35,050,000

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DESCRIPTION OF THE NEW VRDP SHARES

The terms of the New VRDP Shares to be issued pursuant to the Reorganizations will be substantially identical, as of the closing of the Reorganizations, to the terms of the outstanding Target Fund VRDP Shares for which they are exchanged. Attached as appendices to this Information Memorandum are the forms of the New VRDP Statements and the forms of the New VRDP Purchase Agreements. You are urged to review the applicable New VRDP Statement and New VRDP Purchase Agreement. This Information Memorandum only summarizes some of the terms of the New VRDP Shares and some of the differences among the New VRDP Series and the series of Outstanding VRDP Shares, and it is qualified in its entirety by the terms set forth in the New VRDP Statements and the New VRDP Purchase Agreements. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the New VRDP Statements.

The New VRDP Shares have the following features, which will be substantially identical to those of the Target Fund VRDP Shares as of the closing of the Reorganizations:

—	the same short-term and long-term credit ratings from one or more rating agencies;

—	the same Liquidation Preference ($100,000 per share) and Final Mandatory Redemption Date (as detailed above);

—	the same terms with respect to the payment of an adjustable dividend rate reset weekly by a Remarketing Agent;

—	the same right to give notice on any business day to tender the securities for remarketing in seven days;

—	the same terms with respect to the Mandatory Tender for remarketing upon the occurrence of certain events; and

—

continuing to have the benefit of an unconditional demand feature pursuant to the New VRDP Purchase Agreement provided by the same bank acting as Liquidity Provider with respect to the Target Fund VRDP Shares as of the closing date of the Reorganizations.

Following the Reorganizations, based on VRDP Shares outstanding as of June 6, 2014, the Fund will have 2,779 VRDP Shares outstanding in three different series. The New VRDP Shares of each New VRDP Series will have the same Liquidation Preference ($100,000 per share) and will be entitled to one vote per share. The New VRDP Shares will rank on a parity with each other and with the Outstanding VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Differences Among VRDP Series.    Upon issuance of the New VRDP Shares, the Fund will have three series of VRDP Shares outstanding, including the two New VRDP Series. There will be two different banks serving as Liquidity Providers to the VRDP Series. Royal Bank of Canada will serve as the initial Liquidity Provider to the New VRDP Shares of Series 2 and Series 3. In each case, the bank serving as Liquidity Provider for a New VRDP Series will be the same bank that serves as Liquidity Provider for the Target Fund VRDP Series for which such New VRDP Series will be exchanged in connection with the Reorganizations. The Toronto-Dominion Bank, acting through its New York branch, will continue to serve as the Liquidity Provider to the Outstanding VRDP Shares. The initial

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term of each New VRDP Purchase Agreement with the Liquidity Provider for the applicable New VRDP Series is expected to be no less than the remaining term of the purchase agreement with respect to the corresponding Target Fund VRDP Series immediately prior to the Reorganizations. Dividend rates may vary from series to series, because, for example, the applicable Remarketing Agent may reset the rate for one VRDP Series at a different level from that set by the Remarketing Agent for a different VRDP Series, or the rate for one or more VRDP Series, but not all VRDP Series, may reset to the Maximum Rate (or a different level of Maximum Rate) in accordance with the terms of the applicable VRDP Statement. Redemptions prior to the Final Mandatory Redemption Dates for each VRDP Series may occur at different times and in different amounts from series to series pursuant to the respective VRDP Statements. In the event that the Fund were to make a partial redemption of VRDP Shares, the redemption may not necessarily be effected pro rata among all series of VRDP Shares then outstanding.

Each New VRDP Purchase Agreement has an expiration date (each expiration date being referred to as a “Scheduled Termination Date”), subject to periodic extension or replacement. There is no assurance that a Liquidity Provider will renew, or continue to renew, the New VRDP Purchase Agreement or that a replacement will be appointed. Each VRDP Series requires that the applicable Liquidity Provider’s Purchase Obligation be renewed upon each Scheduled Termination Date for a term of at least 180 days (or replaced with a purchase obligation with such minimum stated term). If a Liquidity Provider does not renew the applicable VRDP Purchase Agreement and it is not replaced, all VRDP Shares of the relevant VRDP Series will be subject to Mandatory Purchase by such Liquidity Provider prior to the expiration of the Purchase Obligation.

Remarketing.    The terms of the remarketing for the New VRDP Shares will be the same as for the Target Fund VRDP Shares exchanged therefor. Holders of the New VRDP Shares will have the option to tender New VRDP Shares for remarketing at the Purchase Price on any Business Day not less than seven days after delivery of a Notice of Tender to a tender and paying agent appointed by the Fund (previously each defined as a “Tender and Paying Agent”) with the consent of the applicable Liquidity Provider. In addition, the New VRDP Shares will be subject to mandatory tender for remarketing by a Remarketing Agent at the Purchase Price in the circumstances set forth in the New VRDP Statements. The applicable Remarketing Agent will use its best efforts in each case to remarket any New VRDP Shares so tendered. If no remarketing occurs on or before the relevant Purchase Date, or New VRDP Shares remain unsold pursuant to an attempted remarketing, the applicable Tender and Paying Agent will deliver all such unsold New VRDP Shares that have been delivered to such Tender and Paying Agent to the applicable Liquidity Provider for purchase on such Purchase Date. In addition, the New VRDP Shares will be subject to mandatory purchase by the applicable Liquidity Provider at the Purchase Price for such New VRDP Shares in the event of termination of a New VRDP Purchase Agreement if the Fund has not obtained an Alternate VRDP Purchase Agreement prior to such termination. The “Purchase Price” with respect to the New VRDP Shares is equal to the Liquidation Preference of New VRDP Shares to be purchased on a Purchase Date plus any accumulated but unpaid dividends (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date. The date designated for (i) purchase of New VRDP Shares pursuant to an optional or mandatory tender for remarketing or (ii) mandatory purchase by the Liquidity Provider is referred to herein as a “Purchase Date.”

The Remarketing Agent for each New VRDP Series is expected to be the same remarketing agent as the remarketing agent for the corresponding Target Fund VRDP Series.

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Unconditional Demand Feature.    The New VRDP Shares of each New VRDP Series will have the benefit of an unconditional demand feature, pursuant to a purchase obligation, to be provided by the same bank that provides such demand feature to the corresponding Target Fund VRDP Series as of the closing of the Reorganizations (previously defined as the “Liquidity Provider”), pursuant to a New VRDP Purchase Agreement. The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of New VRDP Shares; it is not separately transferable.

Dividends and Rate Periods.    It is anticipated that the Reorganizations will close on or about September 8, 2014 or such other date as the parties may agree. The applicable dividend rate of the New VRDP Shares of each New VRDP Series commencing on and including the date of issuance, to and including the next succeeding Rate Determination Date, will be equal to the dividend rate in effect for the corresponding Target Fund VRDP Series immediately prior to the closing. Generally, the dividend rate will be reset weekly by the applicable Remarketing Agent. Dividends on New VRDP Shares are expected to be exempt from regular federal and New Jersey income taxes, with exceptions for certain portions that may represent capital gains or ordinary income, if any, generally from portfolio transactions and market discount.

Dividends on the New VRDP Shares will be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of New VRDP Shares, the transferor as Beneficial Owner of New VRDP Shares will be deemed to have agreed pursuant to the terms of the New VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the New VRDP Shares in exchange for payment of the Purchase Price for such New VRDP Shares by the transferee.

Maximum Rate.    The Maximum Rate for the New VRDP Shares on any Rate Determination Date or in respect of the occurrence of a failed remarketing for the New VRDP Shares will be the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The terms of the Maximum Rate, including the Applicable Percentage of the Applicable Base Rate and Applicable Spread, are described in the New VRDP Statements. The Maximum Rate for the New VRDP Shares will depend on the long-term rating assigned to the New VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification to the applicable Remarketing Agent and the applicable Tender and Paying Agent that any ordinary income or capital gains will be included in the dividend on the New VRDP Shares for that Rate Period.

LEVERAGE

The Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including, but not limited to, investments in futures, options and inverse floating rate securities, (b) bank borrowings, and (c) the issuance of preferred shares. The Fund and each Target Fund currently engage in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to the Fund’s and each Target Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2013	2012	2011
Asset Coverage Ratio	336.05%	324.20%	299.28%
Regulatory Leverage Ratio(1)	29.76%	30.85%	33.41%
Effective Leverage Ratio(2)	33.32%	32.82%	34.84%

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Investment Quality	2013	2012	2011
Asset Coverage Ratio	324.95%	316.97%	294.02%
Regulatory Leverage Ratio(1)	30.77%	31.55%	34.01%
Effective Leverage Ratio(2)	34.46%	33.50%	35.44%

Premium Income	2013	2012	2011
Asset Coverage Ratio	322.34%	315.58%	293.24%
Regulatory Leverage Ratio(1)	31.02%	31.69%	34.10%
Effective Leverage Ratio(2)	34.91%	33.62%	35.46%

(1)	Regulatory leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

THE PURCHASE OBLIGATION

The following is a brief description of the terms of the New VRDP Purchase Agreements. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the forms of the New VRDP Purchase Agreements attached hereto as Appendix B.

As long as New VRDP Shares of any New VRDP Series are outstanding, except as otherwise provided pursuant to the applicable New VRDP Statement in connection with a Special Rate Period (which requires prior notice and the consent of the Liquidity Provider and constitutes a Mandatory Tender Event), the Fund will maintain a New VRDP Purchase Agreement for each such New VRDP Series providing for a Purchase Obligation with a liquidity provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the New VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis, as determined in the sole discretion of the Fund’s Board of Trustees (the “Board”).

Pursuant to each New VRDP Purchase Agreement, the applicable Liquidity Provider will purchase at the Purchase Price any outstanding New VRDP Shares of the applicable New VRDP Series that are properly tendered in accordance with the applicable New VRDP Statement and New VRDP Purchase Agreement, including any such New VRDP Shares that are the subject of a failed remarketing on the Purchase Date for an Optional Tender or a Mandatory Tender for remarketing, and all outstanding New VRDP Shares of the applicable New VRDP Series on the Purchase Date for a Mandatory Purchase Event. The obligation of a Liquidity Provider to purchase New VRDP Shares pursuant to a New VRDP Purchase Agreement will run to the benefit of holders of New VRDP Shares of the applicable New VRDP Series and will be unconditional and irrevocable in accordance with the provisions of such New VRDP Purchase Agreement, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth in such New VRDP Purchase Agreement or of the Fund set forth in the applicable New VRDP Fee Agreement (as defined below) or the termination of the obligations of the Remarketing Agent under the applicable Remarketing Agreement.

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VRDP Fee Agreement

Pursuant to a VRDP Fee Agreement with each Liquidity Provider with respect to each New VRDP Series (each, a “New VRDP Fee Agreement”), the Fund will pay to such Liquidity Provider a monthly fee in consideration of such Liquidity Provider’s agreement to provide the Purchase Obligation for the New VRDP Series under the applicable New VRDP Purchase Agreement. Each New VRDP Fee Agreement is expected to have substantially the same terms and conditions as the corresponding existing agreement with each Target Fund, including certain representations, warranties and covenants as to the New VRDP Shares of the applicable New VRDP Series, including the covenant that the Fund will not agree or consent to any amendment, supplement, modification or repeal of such New VRDP Shares, such New VRDP Fee Agreement, the Declaration of Trust, the applicable New VRDP Statement, the Fund’s by-laws, as amended and restated (the “By-Laws”), the applicable Remarketing Agreement or the applicable Tender and Paying Agent Agreement or any provision therein, nor waive any provision thereof without the prior written consent of the applicable Liquidity Provider, and such Liquidity Provider, without the prior written consent of the Fund, will not agree or consent to any amendment, supplement, modification or repeal of the applicable New VRDP Purchase Agreement, nor waive any provision thereof.

In addition, each New VRDP Fee Agreement is expected to include a covenant substantially as follows, as in the corresponding existing agreement with each Target Fund:

Unless the Fund receives the prior written consent of the Liquidity Provider, the Fund will maintain the Fund’s Effective Leverage Ratio at or below 45%; provided, however, in the event that the Fund’s Effective Leverage Ratio exceeds 45% (a) solely by reason of fluctuations in the market value of its portfolio securities, in such event and to the extent the Effective Leverage Ratio exceeds 46% and (b) in any event other than an event described in the immediately preceding clause (a), the Fund shall cause its Effective Leverage Ratio to be 45% or lower within 10 Business Days.

“Effective Leverage Ratio” means the quotient of:

(A) the sum of (i) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, excluding, without duplication, any such senior securities for which the Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (ii) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Fund and corresponding to the associated residual floating rate trust certificates owned by the Fund), divided by

(B) the sum of (i) the Market Value of the Fund’s total assets (including amounts attributable to senior securities, but excluding, without duplication of any amounts otherwise subtracted as accrued liabilities, any assets consisting of Deposit Securities referred to in clause (i) of paragraph (A) above), less the amount of the Fund’s accrued liabilities (which accrued liabilities shall include obligations of the Fund under each derivative contract in an amount equal to the derivative termination value thereof

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payable by the Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and (ii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Fund and corresponding to the associated residual floating rate trust certificates owned by the Fund).

LIQUIDITY PROVIDER

Information regarding each Liquidity Provider’s current short-term and long-term debt ratings assigned by Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”), as applicable, is available at www.standardandpoors.com, www.moodys.com and www.fitchratings.com, respectively. No assurances can be given that the current ratings of a Liquidity Provider’s instruments will be maintained.

Additional information regarding each Liquidity Provider is available in public reports filed by such Liquidity Provider with the Securities and Exchange Commission (the “SEC”) and/or applicable bank regulatory authority.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

None of the Fund, the Adviser, any Liquidity Provider, any Remarketing Agent or any Tender and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

The New VRDP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of New VRDP Shares.

Purchasers of New VRDP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members, and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner of a book-entry security will hold that security indirectly through various intermediaries.

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and a Tender and Paying Agent or any other

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agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of New VRDP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

—	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or

—	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the New VRDP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Information Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of New VRDP Shares will mean payments and notices related to the redemption or tender of New VRDP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the New VRDP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the New VRDP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor any Tender and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the New VRDP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the New VRDP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the New VRDP Shares and payments upon redemption of New VRDP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detailed information from the Fund or the Tender and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent

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Members to Beneficial Owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Tender and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE. THE FUND, THE ADVISER, THE SUB-ADVISER, THE LIQUIDITY PROVIDERS, THE REMARKETING AGENTS AND THE TENDER AND PAYING AGENTS TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, THE ADVISER, THE SUB-ADVISER, ANY LIQUIDITY PROVIDER, ANY REMARKETING AGENT OR ANY TENDER AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, THE ADVISER, THE SUB-ADVISER, ANY LIQUIDITY PROVIDER, ANY REMARKETING AGENT OR ANY TENDER AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND AND THE LIQUIDITY PROVIDERS WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS WHICH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARY RECEIVES FROM DTC.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

It is a fundamental policy of the Fund that, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes.

As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the nationally recognized statistical rating

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organizations (each, an “NRSRO” or collectively, the “NRSROs”) that rate such security or are unrated but judged to be of comparable quality by the Adviser and/or Sub-Adviser. Also, as a non-fundamental policy, the Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause the Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value

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assigned to them in the marketplace. Municipal securities of particular types or for particular purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value.

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods. As of April 30, 2014, the average effective maturity of the Fund’s portfolio was 13.78 years.

The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to each insurer’s ability to meet its commitments.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

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The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal and New Jersey income taxes and if the proportion of taxable investments exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year.

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and New Jersey income taxes. Municipal securities are debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds

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or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The municipal securities in which the Fund invests are generally issued by the State of New Jersey, a municipality in New Jersey, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable), is exempt from regular federal and New Jersey income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and New Jersey income taxes.

Yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to make interest and principal payments.

Municipal Leases and Certificates of Participation.    The Fund may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to

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be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

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Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price. The Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an

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agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust. Investments in inverse floating rate securities may not exceed 15% of the Fund’s Managed Assets.

Floating Rate Securities.    The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the

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municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Derivatives and Hedging Strategies

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Fund’s investments. The Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of the Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. These hedging strategies may generate taxable income.

The Fund will invest in these instruments only in markets believed by the Adviser and/or the Sub-Adviser to be active and sufficiently liquid.

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The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”). As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act ( the “Dodd-Frank Act”), certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions to affect the ability of the Fund to enter into swap transactions or limit the ability of the Fund to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Fund may enter into swap transactions for any purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Sub-Adviser. See “—Segregation of Assets” below.

Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

In connection with the Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the

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party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

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If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties

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agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Limitations on the Use of Futures, Futures Options and Swaps.    Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (“CEA”) and neither it nor the Adviser or the Sub-Adviser is currently subject to registration or regulation as such under the CEA. In February 2012, the Commodity Futures Trading Commission (“CFTC”) announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s

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requirements such that the Adviser and/or the Sub-Adviser will not be required to register with respect to the Fund as a commodity pool operator with the CFTC. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Fund may enter into futures transactions, engage in options transactions or engage in swap transactions.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Special Considerations Relating to New Jersey Municipal Securities

As described above, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal securities. Information about factors affecting the economy of New Jersey can be found in the most recent offering statements relating to debt offerings of state and local issuers and other financial and demographic information. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

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Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax, the federal alternative minimum tax applicable to individuals and New Jersey income tax. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(a)        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(b)        Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(c)        Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser and/or the Sub-Adviser monitors the value of the collateral at the time the action

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is entered into and at all times during the term of the repurchase agreement. The Adviser and/or the Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(d)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser and/or the Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1.        Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2.        Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3.        Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4.        Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5.        Bank Notes are notes issued by local government bodies and agencies, such as those described above, to commercial banks as evidence of borrowings. The purposes for which the notes are

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issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6.        Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under their investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable to shareholders. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the

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structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Investment Policies and Techniques

Illiquid Securities.    The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

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Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 25%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 25% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” in the Proxy Statement (as defined below), they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes, or may result in greater amounts of net capital gain distributions. See “Material Income Tax Considerations—Federal Income Tax Matters.”

Repurchase Agreements.    As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Material Income Tax Considerations—Federal Income Tax Matters” for information relating to the allocation of taxable income between common shares and preferred shares. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the

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value of the collateral declines below the repurchase price, the Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Investment Restrictions

In addition to the Fund’s investment objectives, the following investment restrictions are fundamental policies for the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares of the Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, the Fund may not:*

1)        Issue senior securities, as defined in the 1940 Act, other than MuniPreferred Shares, except to the extent permitted under the 1940 Act and except as otherwise described in the Prospectus.

2)        Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

3)        Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

4)        Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.

5)        Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

6)        Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

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7)        Make loans, except as permitted by the 1940 Act, and exemptive orders granted under the 1940 Act.

8)        Purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

*The list presents the fundamental investment restrictions of the Fund as they appear in the Fund’s initial registration statement or, where applicable, as adopted or amended with shareholder approval. Accordingly, the use of certain defined terms in the list does not necessarily correspond with defined terms used elsewhere in this Information Memorandum.

For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of the Fund’s total assets, the Fund may not (i) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

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In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest more than 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Sub-Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, including VRDP Shares, or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser and/or the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and the Fund (the “Investment Management Agreement”), is the responsibility of the Board. The Fund currently has twelve (12) trustees, two (2) of whom are “interested persons” (as defined in the 1940 Act) and ten

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(10) of whom are not interested persons. Information concerning the trustees and officers of the Fund, including, as applicable, their principal occupations and other affiliations, the number of portfolios each oversees, other directorships they hold and their compensation and share ownership is incorporated into this Information Memorandum by reference to the Fund’s Annual Report for the fiscal year ended April 30, 2013 and the Proxy Statement relating to the Fund’s 2013 Annual Meeting as filed with the SEC (the “Proxy Statement”).

Adviser and Sub-Adviser

Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Fund, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Founded in 1898, Nuveen Investments and its affiliates had approximately $221 billion in assets under management as of December 31, 2013. Nuveen is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “Transaction Agreement”) to acquire Nuveen from the investor group led by MDP (the “Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the Transaction is completed, Nuveen will become a wholly-owned subsidiary of TIAA-CREF. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Completion of the Transaction is subject to a number of conditions, including obtaining consent to the Transaction by a certain percentage of Nuveen’s clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen and TIAA-CREF currently expect to complete the Transaction by year-end 2014.

The Transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the

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supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management will be compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Portfolio Management

Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Paul L. Brennan, CFA, CPA, is the portfolio manager of the Acquiring Fund and each Target Fund. Mr. Brennan assumed portfolio management responsibility for the Fund in January 2011.

Mr. Brennan serves as a Senior Vice President and Portfolio Manager of Nuveen Asset Management. He has direct responsibility for managing approximately $17.8 billion of securities in 21 Nuveen-sponsored investment companies as of December 31, 2013. Mr. Brennan began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997 as an Assistant Vice President and Portfolio Manager, when Nuveen acquired Flagship Financial. Mr. Brennan has been a portfolio manager at Nuveen since 1997 and a Senior Vice President since 2011. He earned his B.S. in Accountancy and Finance from Wright State University. He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Investment Management Agreement and Sub-Advisory Agreement

Pursuant to the Investment Management Agreement, the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. The Fund’s management fee consists of two components—a complex-level component, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of Managed Assets within the Fund. The fund-level fee is a maximum of 0.45% of the Fund’s average total daily Managed Assets, with lower fee levels for assets that exceed $125 million. The complex-level fee is a maximum of 0.20% of the Fund’s daily Managed Assets for all Nuveen-sponsored funds in the U.S. that constitute “eligible assets,” with lower fee levels of complex-level assets that exceed $55 billion. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011.

In addition to Nuveen Fund Advisors’ management fee, the Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

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RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that the holders of VRDP Shares of any series may receive little or no return on their investment or even that holders of VRDP Shares may lose part or all of their investment. Therefore, you should consider carefully the following risks that are assumed when investing in New VRDP Shares of the Fund. See also “The Fund’s Investments” and “How the Fund Manages Portfolio Risk.”

Risks of Investing in New VRDP Shares

Insolvency and/or Bankruptcy of a Liquidity Provider.    In the event of a material credit or capital impairment of a Liquidity Provider, there is no assurance that the Liquidity Provider will be able to fulfill its obligation to purchase New VRDP Shares of the applicable series. A Liquidity Provider’s solvency and ability to fulfill its obligation to pay for New VRDP Shares of the applicable series that are tendered for Remarketing and cannot successfully be remarketed by the applicable Remarketing Agent or that are subject to Mandatory Purchase may deteriorate before a holder of New VRDP Shares of the applicable series can successfully tender the New VRDP Shares for Remarketing or purchase or before the occurrence of the Mandatory Purchase Date, as applicable. In addition, an NRSRO could downgrade the ratings of a Liquidity Provider, which could affect the liquidity of the New VRDP Shares of the applicable series as discussed more fully below. In the event of the filing of a bankruptcy proceeding of a Liquidity Provider, the corresponding New VRDP Purchase Agreement may be terminated prior to a Mandatory Purchase being effected, and the Fund may not be able to enter into a new VRDP Purchase Agreement with a replacement liquidity provider in a timely manner, if at all. In this instance, a holder of New VRDP Shares of the applicable series may not be able to sell New VRDP Shares or may experience delays in receiving payment or may not recover all or a portion of any loss sustained from having to sell the New VRDP Shares without the benefit of the applicable New VRDP Purchase Agreement.

Remarketing Risk.    Holders of VRDP Shares of each series may elect to tender their New VRDP Shares to the Tender and Paying Agent for Remarketing by the applicable Remarketing Agent pursuant to an Optional Tender, or a Mandatory Tender may occur as described herein. There can be no assurance that the applicable Remarketing Agent will be able to remarket all the New VRDP Shares tendered in a Remarketing. The applicable Remarketing Agent in its sole discretion may purchase for its own account New VRDP Shares in a Remarketing; however, a Remarketing Agent will not be obligated to purchase any New VRDP Shares that would otherwise remain unsold in a Remarketing. If any New VRDP Shares tendered in a Remarketing are not remarketed, the Tender and Paying Agent will tender such New VRDP Shares for purchase, pursuant to a Final Notice of Purchase, to the applicable Liquidity Provider. During the term of the relevant New VRDP Purchase Agreement, each Liquidity Provider has an unconditional and irrevocable obligation to purchase New VRDP Shares of the applicable series tendered for purchase on the relevant Purchase Date pursuant to a Final Notice of Purchase.

Failure of a Liquidity Provider to Fulfill its Purchase Obligation.    If New VRDP Shares of any series are not sold in a Remarketing on or before the Purchase Date, or an attempted Remarketing results in unsold New VRDP Shares, or if a Mandatory Purchase Event occurs, the applicable Liquidity Provider will be obligated to purchase the New VRDP Shares pursuant to a Final Notice of Purchase. The ability of a holder of New VRDP Shares to realize payment from the applicable Liquidity Provider will depend on the ability of the Liquidity Provider to pay for the New VRDP Shares tendered pursuant

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to a Final Notice of Purchase. If a Liquidity Provider should default on its Purchase Obligation under the corresponding New VRDP Purchase Agreement, a holder of New VRDP Shares of the applicable series might have limited or no ability to sell its New VRDP Shares or to recover all or a portion of any loss sustained from otherwise selling the New VRDP Shares, especially when market interest rates are rising. If a Liquidity Provider continues to fail to perform its duties and the Fund cannot find a replacement liquidity provider, holders of VRDP Shares of the applicable series may be required to continue to hold their New VRDP Shares for an indefinite period of time.

Inability to Extend the Purchase Obligation or Engage a Successor Liquidity Provider.    In the event the Fund is unable to extend a New VRDP Purchase Agreement beyond the Scheduled Termination Date or engage a successor liquidity provider pursuant to an Alternate VRDP Purchase Agreement providing for a Purchase Obligation on the same terms and conditions as the corresponding New VRDP Purchase Agreement and that can be maintained on a commercially reasonable basis, as determined in the sole discretion of the Board, a Mandatory Purchase Event will occur and each holder of New VRDP Shares of the applicable series will be required to deliver its New VRDP Shares for purchase by the applicable Liquidity Provider.

A Mandatory Tender Event or Mandatory Purchase Event May Occur At Times When Attractive Alternative Investment Opportunities Are Not Available.    A Mandatory Tender Event or Mandatory Purchase Event with respect to the New VRDP Shares of any series may occur in circumstances that are unfavorable to holders of New VRDP Shares of the applicable series, at times when attractive alternative investment opportunities for reinvestment of the proceeds of a Remarketing or purchase by the applicable Liquidity Provider are not available.

Interest Rate Risk.    Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes. The Fund will primarily invest in municipal bonds with long-term maturities. VRDP Shares generally pay dividends based on short-term interest rates. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If short-term interest rates rise, the yield on VRDP Shares may rise such that the amount of dividends paid to holders of VRDP Shares exceeds the income from the municipal securities in the Fund’s portfolio. However, dividend rates on the VRDP Shares would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay dividends on the VRDP Shares would be jeopardized. If long-term interest rates rise, the value of the Fund’s investment portfolio will decline, reducing the amount of assets serving as the Minimum VRDP Asset Coverage for the VRDP Shares.

Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for the New VRDP Shares. In such extreme circumstances, this scenario may adversely affect the valuation of the New VRDP Shares and the liquidity of the New VRDP Shares through the remarketing process.

No Public Trading Market.    The New VRDP Shares will be a new issue of securities and there is currently no established trading market for such shares. The Fund does not intend to apply for a listing of the New VRDP Shares of any series on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the New VRDP Shares of any series outside of Remarketings by the applicable Remarketing Agent and the Purchase Obligation of the applicable Liquidity Provider. Unless otherwise

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permitted by the Fund, a holder of New VRDP Shares of each series may sell, transfer or otherwise dispose of New VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the remarketing procedures set forth in the applicable New VRDP Statement (attached hereto as Appendix A); provided, however, that (a) a sale, transfer or other disposition of New VRDP Shares from a holder of VRDP Shares who holds New VRDP Shares through an Agent Member to another holder of VRDP Shares who holds New VRDP Shares through the same Agent Member will be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other person, if permitted by the Fund) to whom such transfer is made will advise the applicable Remarketing Agent and Tender and Paying Agent. The Fund has not registered, and does not intend to register, the New VRDP Shares under the Securities Act. Accordingly, the New VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. In addition, in the case of New VRDP Shares of each series tendered for remarketing by any Beneficial Owner other than the applicable Liquidity Provider or the applicable Remarketing Agent, the applicable Remarketing Agent will remarket the New VRDP Shares tendered by such Beneficial Owner only to persons that also are registered investment companies under the 1940 Act (other than New VRDP Shares that the applicable Remarketing Agent in its sole discretion purchases for its own account). If at any time the Fund is not subject to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund will furnish, or cause to be furnished, to holders of VRDP Shares and prospective purchasers of New VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A. See “Available Information.”

Subordination Risk.    While holders of New VRDP Shares of each series will have equal liquidation and distribution rights to the VRDP Shares of each other series and any other preferred shares that might be issued by the Fund, they will be subordinated to the rights of holders of indebtedness and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to holders of New VRDP Shares in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund. Creditors of the Fund may include lenders and counterparties in connection with any borrowings, delayed delivery purchases and/or forward delivery contracts or derivatives, including interest rate swaps or caps, entered into by the Fund.

Ratings and Asset Coverage Risk.    As a condition to the closing of the Reorganizations, the Fund must obtain short-term and long-term ratings for each New VRDP Series equivalent to the ratings of the corresponding Target Fund VRDP Series immediately prior to the closing. However, the Target Funds are not, and, as discussed below, the Fund will not be, required under the respective Target Fund VRDP Statements and New VRDP Statements to maintain any particular (or particular level of) ratings for the VRDP Shares, except that, under the New VRDP Statements, the Fund will be required to use reasonable best efforts to maintain at least one short-term rating of each New VRDP Series to the extent that the applicable Liquidity Provider has a short-term debt rating.

The short-term ratings on each New VRDP Series are directly related to the short-term ratings assigned to the applicable Liquidity Provider. Changes in the credit quality of a Liquidity Provider could cause a downgrade in the short-term credit ratings of the applicable New VRDP Shares, make the New VRDP Shares less liquid in the secondary market and cause losses to holders of New VRDP Shares.

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There can be no assurance that one or more Rating Agencies will not downgrade New VRDP Shares of any series, including as a result of altering its or their rating criteria, that the Fund will maintain any ratings of the New VRDP Shares of any series or, if at any time the New VRDP Shares have one or more ratings, that any particular ratings will be maintained. The Fund may, at any time, replace a Rating Agency with another Rating Agency or terminate the services of any Rating Agencies then providing a rating for the New VRDP Shares of the applicable series without replacement, in either case, without the approval of holders of New VRDP Shares of the applicable series or other shareholders of the Fund (as each Target Fund may do currently with respect to any rating agency rating the Target Fund VRDP Shares). In the event a Rating Agency ceases to furnish a long-term rating or the Fund terminates the services of a Rating Agency then providing a long-term rating for the New VRDP Shares of any series, such rating, to the extent it would have been taken into account in any of the provisions of the New VRDP Shares of the applicable series which are included in the applicable New VRDP Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (for the avoidance of doubt, other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) for such series. In addition, the Rating Agency Guidelines adopted by the Fund may be changed or eliminated at any time without the approval of the holders of New VRDP Shares of any series or other shareholders of the Fund, including in connection with the change or elimination of any or all long-term ratings of the New VRDP Shares of any series.

Additionally, so long as the preferred shares are rated, the Fund will be required to meet certain asset coverage or other criteria in order to maintain such rating. The Fund’s failure to meet such criteria may cause the Fund to sell portfolio positions or to redeem preferred shares at inopportune times in an amount necessary to restore compliance with such criteria, or may result in a downgrade of ratings.

The ratings do not eliminate or necessarily mitigate the risks of investing in New VRDP Shares. A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security. In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the rating agency’s ability to timely react to changes in an issuer’s (in this case, the Fund’s) circumstances that could influence a particular rating. A Rating Agency could downgrade New VRDP Shares of any series, which may make New VRDP Shares of the applicable series less liquid in the secondary market, although a downgrade may result in higher dividend rates. As indicated above, neither the Fund nor any Target Fund is or will be required under the respective Statements to maintain any particular long-term ratings for the applicable VRDP Shares and may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a rating for any series of VRDP Shares without replacement, in either case without the approval of holders of VRDP Shares or other shareholders of the applicable Fund.

The short-term credit ratings address the timely payment of the Purchase Price of the New VRDP Shares of each series by the applicable Liquidity Provider pursuant to the corresponding New VRDP Purchase Agreement. The ratings on the New VRDP Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines do not address the likelihood that an owner of the New VRDP Shares will be able to sell such shares in a Remarketing or otherwise.

Risk of Mandatory and Optional Redemptions.    The Fund may be forced to redeem New VRDP Shares of any series to meet regulatory or Rating Agency requirements, or requirements under

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the corresponding New VRDP Fee Agreement, or may voluntarily redeem New VRDP Shares of any series at any time, including in circumstances that are unfavorable to holders of New VRDP Shares, at times when attractive alternative investment opportunities for reinvestment of the redemption proceeds are not available.

Tax Risk.    The Fund is relying on an opinion of special tax counsel that the New VRDP Shares will qualify as equity in the Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the New VRDP Shares, investors should be aware that the Internal Revenue Service (“IRS”) and other governmental taxing authorities could assert a contrary position. See “Material Income Tax Considerations.”

Dividend Rate Risk.    The New VRDP Shares are variable dividend rate securities. The value of such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Multiple Series Risk.    Following the Reorganizations, the Fund will have multiple series of preferred shares outstanding, including both VRDP Shares and MTP Shares. While all preferred shares of the Fund will have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, there are some differences between the terms applicable to each series. To the extent that the terms of the various series differ with respect to required asset coverage levels, cure periods or other events affecting the dividend rate or mandatory or optional redemption terms applicable to such series, such events may affect one series of preferred shares differently than another series of preferred shares.

Income Risk.    The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Fund’s income available over time to make dividend payments with respect to the New VRDP Shares could drop as well if the Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Fund holds residual interest municipal bonds.

Other Dividend Risks.    In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on New VRDP Shares in extraordinary circumstances.

Certain Affiliations of the Liquidity Provider and Remarketing Agent for New Series 2 and 3.    The Liquidity Provider and the Remarketing Agent for each of New Series 2 and 3, respectively, will be affiliates of each other (as is currently the case for those entities). Because the Liquidity Provider and its affiliated Remarketing Agent serve multiple roles, such affiliated entities may be subject to potential conflicts of interest in connection with their various legal duties and contractual obligations relating to the VRDP Shares of each applicable Series. These affiliations could, among other things, affect the Remarketing Agent’s determination of the Applicable Rate and the Fund’s ability to change Remarketing Agents should the Fund seek to do so during the tenure of the affiliated Liquidity Provider.

General Risks of Investing in the Fund

Investment and Market Risk.    An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in New VRDP Shares

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represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your shares at any point in time may be worth less than your original investment. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession.

Market Conditions.    The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Declines in real estate prices and general business activity have reduced and may continue to reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “Risk Factors—Municipal Securities Market Risk.”

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. Municipal securities of below investment grade quality, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend

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to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

—	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

—	greater risk of loss due to default or declining credit quality;

—	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

—

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The recent economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy slowly recovers from the recent economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers is likely to increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade municipal securities than the market for investment grade municipal securities. The prices quoted by different dealers for below investment grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely

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traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of such below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund, including where the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Adviser’s and/or the Sub-Adviser’s analytical abilities than if the Funds were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade bonds in which the Funds may invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain

45

redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Special Risks Related to Certain Municipal Obligations.    The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent

46

interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Fund primarily invests in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed income securities if interest rates increase as a result could negatively impact the Fund’s net asset value.

Concentration Risk.    The Fund’s policy of investing primarily in municipal securities of issuers located in New Jersey makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers. See “The Fund’s Investments—Special Considerations Relating to New Jersey Municipal Securities.”

Inverse Floating Rate Securities Risk.    The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third-party sponsor for the purpose of holding municipal bonds. See “The Fund’s Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In the Adviser’s and/or the Sub-Adviser’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third-party sponsor of a special purpose trust. The Fund may enter into such recourse agreements: (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

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Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust has a three to one gearing to the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund’s investment in inverse floating rate securities will create effective leverage. Any effective leverage achieved through the Fund’s investment in inverse floating rate securities will create an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

The amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Fund uses leverage because the advisory fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund. As previously described, Managed Assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

—	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

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—	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

—

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Leverage Risk.    Leverage risk is the risk associated with the use of borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that the Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Fund seeks to enhance potential common share earnings over time by borrowing or issuing preferred shares at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which the Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short- to intermediate-term yields, the incremental earnings from leverage will vary over time. However, the Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage, in an effort to lower leverage costs over an extended period. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise and the Fund’s leverage costs fluctuate, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing the ability of the Fund to pay dividends on the New VRDP Shares. This could occur even if short- or intermediate-term and long-term municipal rates rise. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. The Fund’s cost of leverage includes the interest rate paid on its borrowings or dividends on preferred shares, the expenses relating to the issuance of preferred shares and ongoing maintenance of any borrowings, and/or the interest attributable to tender option bonds, as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. The Fund also bears the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. To the extent that the Fund issues preferred shares with relatively short terms to redemption, refinancing risk will increase. The Fund also is subject to refinancing risk if a liquidity provider acquires VRDP Shares pursuant to its purchase obligation and holds them for six months of unsuccessful remarketings, triggering a mandatory redemption. Refinancing risk is the risk that the Fund is unable to replace existing leverage at all or on favorable terms. If the Fund is unable to replace its leverage upon a term redemption date or mandatory redemption, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. More frequent refinancings may also increase the one-time costs of establishing leverage. The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase.

The Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the rating of its preferred shares. However, the Fund is not required under its respective statements of preferences with respect to VRDP Shares, as applicable, to maintain any particular long-term ratings for the VRDP Shares, and the Fund

49

may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a long-term rating for the VRDP Shares without replacement, in either case without the approval of holders of VRDP Shares or other shareholders of the Fund, as applicable. In the case of VRDP Shares, the Fund must use its reasonable best efforts to maintain at least one short-term rating of the VRDP Shares, to the extent that the liquidity provider with respect to such VRDP Shares then has a short-term debt rating, but there is no such requirement with respect to long-term ratings under the statements of preferences with respect to VRDP Shares. A downgrade or termination of one or more ratings of the Fund’s preferred shares could result in higher dividend rates and result in the Fund redeeming the preferred shares at what might be an inopportune time in the market. In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. In addition, the Fund’s investments in leveraged investment companies magnify the Fund’s leverage risk.

As noted, the amount of fees paid to the Adviser (which, in turn, pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular federal income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Fund

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is normally not subject to regular federal or New Jersey income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal or New Jersey income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk.    The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Adviser nor the Sub-Adviser will independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, the Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk.    The Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Borrowing may exaggerate changes in the Fund’s net asset value and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of the dividends paid to preferred shareholders can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and

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revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk.    The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and/or the Sub-Adviser correctly forecasts market values, interest rates and other applicable factors. If the Adviser and/or the Sub-Adviser incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivative instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or the Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. See “—Hedging Risk” and “—Counterparty Risk.”

Hedging Risk.    The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called

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into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended, or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher rated securities.

Income Risk.    The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, the Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing the Fund to reinvest in lower-yielding securities.

Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Economic Sector Risk.    The Fund may invest up to 25% of its net assets in municipal securities in any one industry or in any one state of origin. In addition, subject to the concentration limits of the Fund’s investment policies and guidelines, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax

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allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Fund, the Adviser, the Sub-Adviser and/or Nuveen Investments. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

MATERIAL INCOME TAX CONSIDERATIONS

Any discussion of U.S. federal, state and local tax considerations in this Information Memorandum was written in connection with the promotion and marketing by the Fund of the New VRDP Shares. Such discussion was not intended or written to be legal or tax advice to any person and was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any U.S. federal and state tax penalties. Each investor should seek advice based on its particular circumstances from an independent tax advisor.

The discussion below is the opinion of Sidley Austin LLP (“Special Tax Counsel”) on the anticipated U.S. federal income tax and New Jersey income tax consequences to United States persons (as defined by section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), of acquiring, holding and disposing of the New VRDP Shares. Vedder Price P.C. will provide an opinion on the anticipated U.S. federal income tax consequences of certain aspects of the Reorganizations, including an opinion substantially to the effect that the Fund will not recognize gain or loss upon the receipt of substantially all the assets of the Target Funds in exchange for shares of the Fund (including New VRDP Shares) and the assumption of substantially all the liabilities of the Target Funds and a holder of Target Fund VRDP Shares will not recognize gain or loss upon the exchange of such shares solely for New VRDP Shares. Such opinion will be based, in part, on Special Tax Counsel’s opinion that the New VRDP Shares will constitute equity of the Fund for federal income tax purposes.

Because the discussion below is general in nature and does not address all of the tax consequences related to the New VRDP Shares and because the tax laws governing the New VRDP

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Shares and their acquisition are complex, you should consult your tax advisor about the tax consequences of acquiring and holding the New VRDP Shares under your particular circumstances.

Federal Income Tax Matters

This discussion is based on the current provisions and interpretations of the Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of the New VRDP Shares in connection with the Reorganizations, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the terms of the exchange, the nature of the Fund’s assets and the conduct of the Fund’s business, Special Tax Counsel will deliver its opinion concluding that for federal income tax purposes (1) the Fund will qualify as a regulated investment company under the Code, (2) the New VRDP Shares will qualify as equity in the Fund, and (3) distributions made with respect to the New VRDP Shares will qualify as exempt-interest dividends to the extent reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be reported as exempt-interest dividends is limited, based on the total amount of exempt interest generated by the Fund).

Investors should be aware that Special Tax Counsel’s opinions are not binding on the Internal Revenue Service or any court. See the discussions below under the captions “Treatment of New VRDP Shares as Equity” and “Demand Feature as Part of Stock.” In addition, the Fund’s qualification and taxation as a regulated investment company depends upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Special Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Qualification and Taxation of the Fund.    The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax to the extent its earnings are so distributed. To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other requirements: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships. In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment

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techniques described under “The Fund’s Investments.” If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company and not cure such failure, the Fund would incur a regular federal corporate income tax on its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a 4% excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Treatment of New VRDP Shares as Equity.    In order for any distributions to owners of the Fund’s New VRDP Shares to be eligible to be treated as exempt-interest dividends, the New VRDP Shares must be classified as equity for federal income tax purposes. The Adviser believes and, as discussed above, Special Tax Counsel will deliver its opinion concluding that, the New VRDP Shares will qualify as equity in the Fund for federal income tax purposes. By acquiring New VRDP Shares, an investor agrees to treat the New VRDP Shares as equity for federal income tax purposes.

Distributions on New VRDP Shares.    A holder of New VRDP Shares will be required to report the dividends declared by the Fund for each day on which such holder of New VRDP Shares is the shareholder of record. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders are expected to qualify for the dividends received deduction available to corporate shareholders or qualified dividend income treatment for non-corporate shareholders.

Tax Character of Distributions

In General.    The tax character of the Fund’s distributions in the hands of the Fund’s shareholders will be primarily determined by the tax character of the Fund’s underlying income. Although the Fund expects that most of its income will be tax-exempt, some of the Fund’s income may be taxable as capital gains or ordinary income. In addition, the Fund’s tax-exempt income may be subject to the federal alternative minimum tax. The Internal Revenue Service requires a regulated investment company that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and ordinary income, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund.

Exempt-Interest Dividends.    The Fund intends to qualify to pay exempt-interest dividends, as defined in the Code, on its preferred shares by satisfying the requirement that at the close of each

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quarter of its taxable year, at least 50% of the value of its total assets consists of tax-exempt municipal bonds. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on municipal bonds and are so reported by the Fund in written statements to its shareholders. The Fund intends to invest primarily in municipal bonds the income of which is exempt from regular federal and New Jersey personal income taxes. Thus, substantially all of the Fund’s dividends to the preferred shareholders is expected to qualify as exempt-interest dividends. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

Dividends Attributable to Ordinary Income and Capital Gains.    Distributions to shareholders by the Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income. In addition, gains of the Fund that are attributable to market discount on municipal securities will be treated as ordinary income. Distributions by the Fund of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund. The amount of capital gains and ordinary income allocable to the Fund’s New VRDP Shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on New VRDP Shares that include an allocable portion of any net capital gain or ordinary income, the Fund anticipates that all other dividends paid on New VRDP Shares will constitute exempt-interest dividends for federal income tax purposes.

The Fund may notify the Remarketing Agents of the amount of any net capital gain or ordinary income taxable for regular federal and New Jersey personal income tax purposes to be included in any dividend on New VRDP Shares prior to the Rate Determination Date establishing the Applicable Rate for such dividend. If the Fund allocates any net capital gain or ordinary income for regular federal or New Jersey personal income tax purposes to New VRDP Shares without having given such advance notice, the Fund will make certain payments to owners of New VRDP Shares to which such allocation was made to offset the federal and New Jersey personal income tax effects thereof.

Sales, Exchanges and Other Dispositions of New VRDP Shares.    On the sale or other disposition of New VRDP Shares (other than redemptions, the rules for which are described below under the caption “Redemptions of New VRDP Shares”), the amount paid for the seller’s right to any dividends that are accumulated but unpaid at the time of such sale or other disposition will be treated as dividends and subject to the rules described above under the caption “Tax Character of Distributions.” The balance of the amount paid, will generally be treated as (1) capital gain to the extent it exceeds the seller’s basis in the New VRDP Shares, and (2) capital loss to the extent it is less than the seller’s basis in the New VRDP Shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. In the case of non-corporate taxpayers, current law taxes short-term capital gains and ordinary income at a maximum rate of 39.6% and long-term capital gains at a maximum rate of 20%. In addition, because of certain limitations on itemized deductions and the deduction for personal exemptions, the effective rate of tax may be higher in certain circumstances.

Losses realized by a shareholder on the sale or exchange of New VRDP Shares held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received (or deemed received on a sale) with respect to such shares, unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and

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distributes such dividends on a monthly or more frequent basis. If not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares. For purposes of determining whether New VRDP Shares have been held for six months or less, the holding period will be suspended by reason of the applicable New VRDP Purchase Agreement, thus causing the rules described in the preceding sentences to apply unless with respect to the loss disallowance rule, the Fund satisfies the exception described above.

Any loss realized on a sale or exchange of New VRDP Shares will be disallowed to the extent those shares are replaced by substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Redemptions of New VRDP Shares.    Gain or loss, if any, resulting from a redemption of the New VRDP Shares (determined by treating any part of the redemption price that represents accrued but unpaid dividends as dividends on the New VRDP Shares rather than as part of the amount paid in exchange for the New VRDP Shares) will be taxed as gain or loss from the sale or exchange of the VRDP Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a shareholder’s ownership of the common shares and preferred shares will be taken into account, as will shares attributed to such shareholder under attribution rules contained in the Code.

Tax on Net Investment Income.    A 3.8% tax is imposed on the net investment income of individuals, estates and trusts with incomes above certain threshold amounts. The types of investment income used to calculate “net investment income” include taxable distributions (if any) made by the Fund with respect to VRDP Shares and gains (if any) from the sale or other disposition of VRDP Shares.

Consequences of Insufficient Distributions.    If at any time when the Fund’s New VRDP Shares are outstanding the Fund fails to meet the VRDP Basic Maintenance Amount or asset coverage (as determined pursuant to the 1940 Act) of at least 200%, the Fund will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and net tax-exempt income and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or the non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the VRDP Basic Maintenance Amount or the Minimum VRDP Asset Coverage, the Fund may be required to redeem New VRDP Shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

Demand Feature as Part of Stock.    The New VRDP Statements generally require that the Fund maintain the New VRDP Purchase Agreements, which contain a demand feature pursuant to a purchase obligation. Under the New VRDP Statements, each holder and beneficial owner of New VRDP Shares is deemed to have agreed, for U.S. federal income tax purposes, to treat this purchase

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obligation as part of the New VRDP Shares rather than as a separate property right. Such treatment is not, however, binding on the Internal Revenue Service or any court. If a New VRDP Share and the corresponding demand feature pursuant to the purchase obligation are treated as separate property rights (for example, as a share of stock and an option), then the tax consequences to holders and beneficial owners, including the timing and character of income, gain and loss, will be different from those described in this Information Memorandum, and the tax consequences of the Reorganizations to holders of Target Fund VRDP Shares may be different from those described in the Joint Proxy Statement and this Information Memorandum. You should consult your tax advisor about the tax consequences to you if New VRDP Shares and the demand feature under the corresponding New VRDP Purchase Agreement are treated as separate property rights.

The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the federal income taxation of the Fund and holders of New VRDP Shares. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the regular federal income tax and federal alternative minimum income tax consequences of purchasing, holding and disposing of New VRDP Shares.

New Jersey Tax Matters

Special Tax Counsel’s opinions are based on the provisions and interpretations of the New Jersey Gross Income Tax Act (the “NJGITA”), the New Jersey Corporation Business Tax Act of 1945, and the accompanying administrative regulations in effect at the time of the opinion and on current judicial and administrative rulings then in effect. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of the New VRDP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, it is Special Tax Counsel’s opinion that for New Jersey Gross Income Tax (“NJGIT”) purposes, (1) distributions made with respect to the New VRDP Shares will qualify as distributions exempt from NJGIT to the extent that the distributions are attributable to income earned by the Fund as interest or gain from obligations of the State of New Jersey and its political subdivisions, agencies and instrumentalities, or from obligations of the United States or other entities exempt from state income tax under New Jersey or United States law and (2) income or gains from the sale, exchange or other disposition of the New VRDP Shares will be exempt from NJGIT.

Special Tax Counsel’s opinion and this discussion are based on the assumptions that the Fund will at all times qualify for treatment as a regulated investment company under Subchapter M of the Code, that the New VRDP Shares will qualify as stock in the Fund for federal income tax purposes, and that the Fund will satisfy all the conditions, including qualifying as a “qualified investment fund” within the meaning of the NJGITA, which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders for New Jersey purposes. To qualify as a “qualified investment fund,” the Fund must satisfy the following criteria: (i) at all times the Fund has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments

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related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto; (ii) at all times the Fund has not less than 80% of the aggregate principal amount of all of its investments—excluding financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto to the extent such instruments are authorized by Section 851(b) of the Code, cash and cash items, which cash items shall include receivables—in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the State of New Jersey or those obligations which are statutorily free from state or local taxation under any act of New Jersey or under the laws of the United States; (iii) the Fund complies with all applicable certification, disclosure and reporting requirements to the New Jersey Division of Taxation and Shareholders; and (iv) at all times the Fund is an investment company or trust registered with the Securities and Exchange Commission.

Investors should be aware that Special Tax Counsel’s opinion is not binding on the New Jersey taxing authorities or any court. In addition, the Fund’s qualification and taxation as a regulated investment company and a qualified investment fund depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the Federal and New Jersey tax laws. Special Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Distributions by the Fund that are attributable to income earned by the Fund as interest or gains from obligations of New Jersey and its political subdivisions, agencies and instrumentalities, obligations of the United States, or other obligations that are exempt from state taxation under New Jersey or United States law will not be subject to the NJGIT. All other distributions by the Fund will generally be subject to the NJGIT.

Income or gains from the sale, exchange, or other disposition of New VRDP Shares will not be subject to the NJGIT. Losses from the sale, exchange, or other disposition of the New VRDP Shares may not be used to offset income or gains subject to NJGIT. New VRDP Shares are not subject to property taxation by New Jersey or its political subdivisions. New VRDP Shares may be subject to New Jersey death taxes if owned by a New Jersey decedent at the time of death.

To the extent a shareholder is subject to state and local taxes outside of New Jersey, distributions by the Fund and income or gains from the sale, exchange, or other disposition of New VRDP Shares may represent taxable income in those jurisdictions.

Distributions by the Fund and income or gains on the sale, exchange, or other disposition of New VRDP Shares will generally be subject to the New Jersey Corporation Business Tax (“NJCBT”). Corporate shareholders are urged to consult their tax advisors.

The Fund will be subject to NJCBT only if it has a sufficient nexus with New Jersey. If the Fund is subject to NJCBT, the resulting liability is not anticipated to affect the distribution of exempt-interest dividends to holders of New VRDP Shares.

The foregoing is a general summary of certain provisions of applicable New Jersey tax law as presently in effect as it directly governs the taxation of New Jersey resident individual and corporate

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holders of New VRDP Shares of the Fund. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. Shareholders should consult with their own tax advisor for more detailed information concerning New Jersey and other state and local tax matters.

HOW THE FUND MANAGES PORTFOLIO RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” common shares and preferred shares voting together as a single class, and the approval of the holders of a “majority of the outstanding” preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Among other restrictions, the Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments or to the investment of 25% of its total assets. The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from one or more rating agencies on the New VRDP Shares or New MTP Shares. See “The Fund’s Investments—Investment Restrictions” for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Hedging Strategies

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Fund’s investments. These hedging strategies may generate taxable income. See “The Fund’s Investments—Derivatives and Hedging Strategies.”

DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Declaration of Trust authorizes an unlimited amount of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Fund will issue additional common shares to the common shareholders of each Target Fund based on the relative per share net asset value of the Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganizations, in each case as of the Valuation Time. The value of the Fund’s and each Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s and each Target Fund’s outstanding preferred shares.

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The terms of the Fund’s common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Fund’s common shares that are then outstanding. All of the Fund’s common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund’s common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Whenever preferred shares, including the New VRDP Shares, are outstanding, the Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend, distribution or purchase price.

VRDP Shares

The Fund currently has outstanding 450 Series 1 VRDP Shares in a single series, with a Liquidation Preference of $100,000 per share (previously defined as the “Outstanding VRDP Shares”), which will remain outstanding following the closing of the Reorganizations.

The Outstanding VRDP Shares have a 30-year final mandatory redemption date, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. Holders of Outstanding VRDP Shares have the right to give notice on any business day to tender the securities for remarketing in seven days. The Outstanding VRDP Shares are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as non-payment of dividends by the Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents.

The Outstanding VRDP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase all Outstanding VRDP Shares tendered for sale that were not successfully remarketed. The liquidity provider must also purchase all Outstanding VRDP Shares prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain certain short-term ratings, if the Fund has not obtained an alternate purchase agreement before the termination date. The Outstanding VRDP Shares currently are rated by at least one NRSRO.

The obligation to purchase Outstanding VRDP Shares pursuant to the purchase agreement is unconditional and irrevocable, and as such the short-term ratings assigned to the Outstanding VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider.

NET ASSET VALUE

The Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or

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dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.

The Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration of Trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For the purposes of the foregoing, the term “recapitalization” shall not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the declaration of trust or statement establishing and fixing the rights and preferences adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. Approval of

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shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Board believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interests of the Fund.

The Declaration of Trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the By-Laws require the Board be divided into three classes with staggered terms. This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees.

The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Board in its discretion may determine.

Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

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CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, REDEMPTION AGENT AND REMARKETING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services and also serves as the Fund’s transfer, shareholder services and dividend paying agent with respect to the Fund’s common shares.

It is anticipated that the Tender and Paying agent for the New VRDP Shares will be The Bank of New York Mellon, Corporate Trust Division, Dealing and Trading Group, 101 Barclay Street, Floor 7E, New York, New York 10286. The Tender and Paying Agent will act as the Fund’s tender agent, transfer agent and registrar, dividend disbursing agent, paying agent and redemption price disbursing agent with respect to the New VRDP Shares.

The Fund anticipates that it will enter into remarketing agreements with RBC Capital Markets, LLC, Short Term Department, U.S. Debt Capital Markets, 200 Vesey Street, 8th Floor, New York, New York 10281 (“RBC”), such that RBC will serve as the remarketing agent with respect to the New VRDP Shares of Series 2 and Series 3. For more information on the role of the Remarketing Agent, please see the New VRDP Statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund appearing in the Fund’s Annual Report for the year ended April 30, 2013 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be accessed through the SEC’s Internet site at www.sec.gov or can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

The Fund’s audited financial statements for the fiscal year ended April 30, 2013, together with the report of Ernst & Young LLP thereon, and the unaudited financial statements for the six-month period ended October 31, 2013 are incorporated in this Information Memorandum by reference to its 2013 Annual Report and Semi-Annual Report, respectively. Information about the trustees and officers of the Fund is incorporated in this Information Memorandum by reference to the Fund’s 2013 Annual Report and the Proxy Statement, dated [            ], as filed with the SEC. Copies of the 2013 Annual Report, the 2013 Semi-Annual Report and the Proxy Statement may be obtained from www.sec.gov or by visiting www.nuveen.com. Other than the financial statements included in the Fund’s Annual Report and Semi-Annual Report and information about the trustees and officers of the Fund in the

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Fund’s Annual Report and Proxy Statement, the information contained in, or that can be accessed through, the Securities and Exchange Commission’s or the Fund’s website is not part of this Information Memorandum.

If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to holders of New VRDP Shares and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of New VRDP Shares.

Statements in this Information Memorandum about the contents of any contract or other document are not necessarily complete. Copies of the Target Fund VRDP Statements and the VRDP Purchase Agreements, Remarketing Agreements and Tender and Paying Agent Agreements for the Target Funds, as well as the proposed forms thereof for the New VRDP Shares, are available upon request from the Fund, and each statement herein about the contents of any such document is qualified in all respects by reference to such document.

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APPENDIX A—FORMS OF STATEMENTS ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF VARIABLE RATE DEMAND PREFERRED SHARES

A-1

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 2

VARIABLE RATE DEMAND PREFERRED SHARES

(Relating to the issuance of Series 2 Variable Rate Demand Preferred Shares by the above-named fund in exchange for the outstanding Series 2 Variable Rate Demand Preferred Shares of

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ))

Effective Date: [—], 2014

i

ii

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF SERIES 2 VARIABLE RATE DEMAND PREFERRED SHARES

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:

FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust, the Board of Trustees has, by resolution, authorized the issuance of preferred shares, $.01 par value per share, classified as Variable Rate Demand Preferred Shares with a liquidation preference of $100,000 per share in such one or more series as may be authorized and issued from time to time (each, a “Series,” and each such Series being referred to herein as a “Series of VRDP,” and shares of all such Series being referred to herein individually as a “VRDP Share” and collectively as “VRDP Shares” or “VRDP”);

SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Series 2 Variable Rate Demand Preferred Shares designated below are as follows or as set forth in an amendment or supplement hereto:

DESIGNATION OF SERIES 2 VRDP

Series 2: A series of preferred shares, par value $.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series 2 Variable Rate Demand Preferred Shares,” also referred to herein as “Series 2 VRDP” or “Series 2 VRDP Shares.” Each share of Series 2 VRDP shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration, as set forth in Parts I and II of this Statement (as defined below). With respect to the initial issuance of Series 2 VRDP, each share of Series 2 VRDP shall have an Applicable Rate equal to the rate determined by the Remarketing Agent on the Target Fund VRDP (as defined below) on Wednesday, [—], 2014 for the Initial Rate Period from, and including the Date of Original Issue to, and including [—], 2014 and an initial Dividend Payment Date of [—], 2014. The Series 2 VRDP shall constitute a separate series of preferred shares of the Fund and each share of Series 2 VRDP shall be identical.

The number of Series 2 VRDP Shares which the Board of Trustees has initially authorized for issuance is 1,443. The Board of Trustees may, from time to time, authorize the issuance of additional Series 2 VRDP Shares in accordance with the terms hereof.

One share of Series 2 VRDP initially authorized for issuance as stated above shall be issued and distributed in respect of each share of Series 2 Variable Rate Demand Preferred Shares of Nuveen New Jersey Investment Quality Municipal Fund, Inc. (the “Target Fund VRDP”) outstanding on the date of distribution in connection with the reorganization of Nuveen New Jersey Investment Quality Municipal Fund, Inc. (the “Target Fund”) as described in the Information Memorandum (as defined below).

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DEFINITIONS

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a)        “Agent Member” means a Person with an account at the Securities Depository that holds one or more Series 2 VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

(b)        “Alternate VRDP Purchase Agreement” means any agreement with a successor Liquidity Provider replacing the VRDP Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially identical to the Purchase Obligation therein as determined by the Fund.

(c)        “Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index Rate or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

(d)        “Applicable Percentage” shall have the meaning set forth in the definition of the Maximum Rate.

(e)        “Applicable Rate” means the dividend rate per annum on any Series 2 VRDP Shares for a Rate Period determined as set forth in paragraph (e)(i) of Section 2 of Part I of this Statement or in the definition of “Maximum Rate.”

(f)        “Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the Series 2 VRDP Shares for a Subsequent Rate Period, as provided in the Remarketing Agreement and Part II of this Statement.

(g)        “Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described in the definition of Maximum Rate) (i) when there is not a Failed Remarketing Condition, 200 basis points (2.00%), and (ii) while a Failed Remarketing Condition has occurred or is continuing, 200 basis points (2.00%) (up to 59 days of a continued Failed Remarketing Condition), 225 basis points (2.25%) (60 days but fewer than 90 days of a continued Failed Remarketing Condition), 250 basis points (2.50%) (90 days but fewer than 120 days of a continued Failed Remarketing Condition), 275 basis points (2.75%) (120 days but fewer than 150 days of a continued Failed Remarketing Condition), 300 basis points (3.00%) (150 days but fewer than 180 days of a continued Failed Remarketing Condition), and 400 basis points (4.00%) (180 days or more of a continued Failed Remarketing Condition); provided, that, if at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) the Failed Remarketing Condition no longer exists due to the successful remarketing of all Purchased VRDP Shares, such Applicable Spread of 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate

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Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists; provided further, that (i) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 225 basis points (2.25%), the date such new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition, (ii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 250 basis points (2.50%), the date such new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition, (iii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 275 basis points (2.75%), the date such new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition, (iv) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 300 basis points (3.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition, and (v) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 400 basis points (4.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition, in each case, solely for purposes of determining the Applicable Spread.

(h)         “Beneficial Owner” means a Person in whose name Series 2 VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of Series 2 VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

(i)        “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.

(j)        “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

(k)        “Code” means the Internal Revenue Code of 1986, as amended.

(l)        “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

(m)        “Cure Date” means the VRDP Basic Maintenance Cure Date or the Minimum VRDP Asset Coverage Cure Date, as the case may be.

(n)        “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

(o)        “Date of Original Issue,” with respect to any Series 2 VRDP Share, means the date on which the Fund initially issued such Series 2 VRDP Share.

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(p)        “Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

(q)        “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations (long-term or short-term as to the applicable type of obligation) as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

(r)        “Discounted Value,” as of any Valuation Date, means, with respect to a Rating Agency Eligible Asset, the quotient of the Market Value thereof divided by the applicable discount factor, or as otherwise set forth in the applicable Rating Agency Guidelines as then used by the Fund.

(s)        “Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, means the date that is the first Business Day of each calendar month on which dividends on shares of Series 2 VRDP are paid to Holders.

(t)        “Dividend Period,” with respect to Series 2 VRDP, means the period from, and including, the Date of Original Issue in connection with the initial issuance of shares of such Series to, but excluding, the initial Dividend Payment Date for shares of such Series and any period thereafter from, and including, one Dividend Payment Date for shares of such Series to, but excluding, the next succeeding Dividend Payment Date for shares of such Series.

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(u)        “Effective Leverage Ratio” shall have the meaning set forth in the VRDP Fee Agreement.

(v)        “Effective Leverage Ratio Cure Period” shall have the meaning set forth in the VRDP Fee Agreement.

(w)        “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

(x)        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(y)        “Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation, amalgamation with, or merger with or into or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation, amalgamation with, or merger with or into another entity or the transfer of all or substantially all of the Liquidity Provider’s assets; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider (including by operation of law) under the terms of the VRDP Purchase Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in (i) above.

(z)        “Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

(aa)        “Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any Series 2 VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including Series 2 VRDP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

(bb)        “Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of Series 2 VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have

5

occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and this Statement.

(cc)        “Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold Series 2 VRDP Shares, that were subject to a valid Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully Remarketed, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully Remarketed or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a validly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

(dd)        “Failure to Deposit” means, with respect to shares of Series 2 VRDP, a failure by the Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for shares of such Series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such Series or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for shares of such Series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is provided pursuant to paragraph (c) of Section 10 of Part 1 of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of Series 2 VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(ee)        “Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of Series 2 VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

(ff)        “Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

(gg)        “Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after regular federal and New Jersey personal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner.

6

Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) only taking into account the regular federal income tax and New Jersey personal income tax with respect to dividends received from the Fund (that is, without giving effect to any other New Jersey tax or any other federal tax based on income, such as (A) the alternative minimum tax or (B) the “Medicare tax,” which at the date hereof is imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates); and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner at the maximum marginal combined regular federal and New Jersey personal income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

(hh)        “Holder” means a Person in whose name a Series 2 VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

(ii)        “Information Memorandum” means the proxy statement of the Fund, the Target Fund and the other fund named therein, dated [—], 2014, and the information memorandum attached thereto, as amended, revised or supplemented from time to time, including, if applicable, in connection with any Remarketing or offering of additional Series 2 VRDP Shares.

(jj)        “Initial Rate Period” means the period commencing on and including the Date of Original Issue in connection with the initial issuance of shares of the Series designated Series 2 Variable Rate Demand Preferred Shares of the Fund and ending on, and including, [—], 2014, the next succeeding Wednesday, as set forth under “Designation of Series 2 VRDP” above.

(kk)        “Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

(ll)        “Late Charge” shall have the meaning specified in paragraph (e)(i)(C) of Section 2 of Part I of this Statement.

(mm)        “LIBOR Dealer” means RBC Capital Markets, LLC and such other dealer or dealers as the Fund from time to time may appoint or in lieu of any thereof, their respective affiliates and successors.

(nn)        “LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations,

7

(C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if no LIBOR Dealer quotes a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(oo)        “Liquidation Preference,” with respect to a given number of Series 2 VRDP Shares, means $100,000 times that number.

(pp)        “Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated at least investment grade by each NRSRO then rating such security or investment.

(qq)        “Liquidity Provider” means any entity in such capacity pursuant to a VRDP Purchase Agreement, initially, Royal Bank of Canada, acting through its WFC, New York, Branch.

(rr)        “Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 2 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

(ss)        “Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

(tt)        “London Business Day” means any day on which commercial banks are generally open for business in London.

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(uu)        “Mandatory Purchase” means the mandatory purchase of Outstanding Series 2 VRDP Shares by the Liquidity Provider pursuant to the VRDP Purchase Agreement in connection with a Mandatory Purchase Event.

(vv)        “Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with this Statement and the VRDP Purchase Agreement.

(ww)        “Mandatory Purchase Event” means (i) in connection with the termination of the VRDP Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement being replaced, or (ii) in connection with the termination of the VRDP Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

(xx)        “Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of Series 2 VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

(yy)        “Mandatory Tender” with respect to a Mandatory Tender Event, means the mandatory tender of all Series 2 VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, Series 2 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 2 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such Series 2 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(zz)        “Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any Series 2 VRDP Share, on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) with the prior written consent of the Liquidity Provider with respect to its classification as a Mandatory Tender Event, each failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates; (d) the eighth day prior to the scheduled date of the occurrence of an

9

Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with this Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), to the extent that the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

(aaa)        “Mandatory Tender Notice” means, in connection with the Mandatory Tender of Series 2 VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

(bbb)        “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

(ccc)        “Maximum Rate” means, for Series 2 VRDP Shares on any Rate Determination Date or in respect of the occurrence of a Failed Remarketing Condition for shares of such Series, the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The Maximum Rate for Series 2 VRDP Shares will depend on the long-term rating assigned to the Series 2 VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereto that any ordinary income or capital gains will be included in the dividend on Series 2 VRDP Shares for that Rate Period. The Applicable Percentage of the Applicable Base Rate is as follows:

Long-Term Ratings*		Applicable Percentage of Applicable Base Rate—No Notification
Moody’s	Fitch
Aa3 to Aaa	AA- to AAA	100%
Baa3 to A1	BBB- to A+	110%
Below Baa3**	Below BBB-**	135%

*	And/or the equivalent ratings of another Rating Agency then rating the Series 2 VRDP Shares utilizing the higher of the ratings of the Rating Agencies then rating the Series 2 VRDP Shares.
**	Includes unrated, if no Rating Agency is then rating the Series 2 VRDP Shares.

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provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income and capital gains will be included in the dividend on Series 2 VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal combined regular federal and New Jersey personal income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and if previously adjusted upward, subsequent downward) adjustment as provided in the Remarketing Agreement, provided, that, notwithstanding any provision to the contrary in the Remarketing Agreement, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such increase, the Fund would be in compliance with the Minimum VRDP Asset Coverage and the VRDP Basic Maintenance Amount in the Rating Agency Guidelines (if applicable). Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the Remarketing Agreement, provided, that, notwithstanding any provision to the contrary in the Remarketing Agreement, immediately following any such increase, the Fund would be in compliance with the Minimum VRDP Asset Coverage and the VRDP Basic Maintenance Amount (if applicable).

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and (ii) until the first day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than 28 Rate Period Days.

Notwithstanding any provision to the contrary in the Remarketing Agreement, in no event shall the Maximum Rate exceed 15%; provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 2 VRDP Shares for that Rate Period, the Maximum Rate shall not exceed 15% divided by the quantity 1 minus the maximum marginal combined regular federal and New Jersey personal income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

(ddd)        “Minimum Rate Period” means any Rate Period consisting of seven Rate Period Days, as adjusted to give effect to any adjustments to a Rate Determination Date as provided in the definition of such term.

(eee)        “Minimum VRDP Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the VRDP Fee Agreement with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the VRDP Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future

11

be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

(fff)        “Minimum VRDP Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain the Minimum VRDP Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of any month, the tenth Business Day of the following month.

(ggg)        “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

(hhh)        “Municipal Obligations” means municipal securities as described in the Information Memorandum.

(iii)        “1940 Act” means the Investment Company Act of 1940, as amended.

(jjj)        “Notice of Proposed Special Rate Period” means any notice with respect to a proposed Special Rate Period of Series 2 VRDP Shares pursuant to paragraph (c) of Section 4 of Part I of this Statement.

(kkk)        “Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached to the VRDP Purchase Agreement.

(lll)        “Notice of Redemption” means any notice with respect to the redemption of Series 2 VRDP Shares pursuant to paragraph (c) of Section 10 of Part I of this Statement.

(mmm)        “Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the Series 2 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(nnn)        “Notice of Special Rate Period” means any notice with respect to a Special Rate Period of VRDP Shares pursuant to paragraph (d)(i) of Section 4 of Part I of this Statement.

(ooo)        “Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, indicating an intention to tender Series 2 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(ppp)        “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

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(qqq)        “Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

(rrr)        “Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

(sss)        “Optional Tender” means any tender of Series 2 VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing Series 2 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 2 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 2 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(ttt)        “Other Special Rate Period Provisions” shall have the meaning specified in paragraph (f) of Section 4 of Part I of this Statement.

(uuu)        “Outstanding” means, as of any date with respect to VRDP Shares of any Series, the number of shares of such Series theretofore issued by the Fund except, without duplication, (i) any shares of such Series theretofore cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redeemed by the Fund, (ii) any shares of such Series with respect to which, in the case of Series 2 VRDP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 10 of Part I of this Statement or, in the case of VRDP Shares of any other Series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such Series as to which the Fund shall be a Beneficial Owner, and (iv) any shares of such Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any such Series 2 VRDP Share will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(vvv)        “Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(www)        “Preferred Shares” means the preferred shares of the Fund and includes the VRDP Shares of each Series.

(xxx)        “Preliminary Notice of Purchase” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

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(yyy)        “Purchase Date,” with respect to any purchase of Series 2 VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement being replaced; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of the proposed Special Rate Period.

(zzz)        “Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Purchase Agreement to purchase Outstanding Series 2 VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender, in each case following delivery of a Final Notice of Purchase with respect to such Series 2 VRDP Shares, and Holders, in the case of any Mandatory Purchase.

(aaaa)        “Purchase Price” means an amount equal to the Liquidation Preference of any Series 2 VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

(bbbb)        “Purchased VRDP Shares” means all Series 2 VRDP Shares purchased by the Liquidity Provider pursuant to the VRDP Purchase Agreement, so long as such Series 2 VRDP Shares are owned by the Liquidity Provider.

(cccc)        “Rate Determination Date” means, with respect to the Series 2 VRDP Shares, the last day of a Rate Period for the Series 2 VRDP Shares or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

(dddd)        “Rate Period,” with respect to Series 2 VRDP, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period, for shares of such Series.

14

(eeee)        “Rate Period Days,” for any Rate Period, means the number of days in such Rate Period.

(ffff)        “Rating Agency” means each NRSRO, if any, then providing a rating for the Series 2 VRDP Shares pursuant to the request of the Fund, including, at the date hereof, Fitch, Moody’s and S&P.

(gggg)        “Rating Agency Certificate” has the meaning specified in paragraph (b) of Section 7 of Part I of this Statement.

(hhhh)        “Rating Agency Eligible Assets” means assets of the Fund set forth in the applicable Rating Agency Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with Rating Agency ratings of Series 2 VRDP Shares.

(iiii)        “Rating Agency Guidelines” means the guidelines provided by each Rating Agency, as such guidelines may be amended from time to time, in connection with the Rating Agency’s rating of Series 2 VRDP Shares.

(jjjj)        “Redemption Price” means the applicable redemption price specified in paragraph (a) or (b) of Section 10 of Part I of this Statement.

(kkkk)        “Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Fund may from time to time appoint.

(llll)        “Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

(mmmm)        “Related Party Termination Date” means the effective date of the Related Party Termination Event.

(nnnn)        “Related Party Termination Event” means termination of the VRDP Purchase Agreement by its terms as of the Related Party Termination Date in the event of the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of Series 2 VRDP Shares pursuant to the terms of the VRDP Purchase Agreement.

(oooo)        “Remarketing” means the remarketing of Series 2 VRDP Shares by the Remarketing Agent on behalf of Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and Part II of this Statement.

(pppp)        “Remarketing Agent” means the entity appointed as such with respect to Series 2 VRDP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund.

(qqqq)        “Remarketing Agreement” means the agreement with respect to the Series 2 VRDP Shares by and among the Fund, the Investment Adviser and the Remarketing Agent, which provides, among other things, that the Remarketing Agent will follow the Applicable Rate

15

Determination procedures for purposes of determining the Applicable Rate for shares of Series 2 VRDP and the Remarketing Procedures, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

(rrrr)        “Remarketing Notice” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(ssss)        “Remarketing Procedures” means the procedures for conducting Remarketings set forth in Part II of this Statement.

(tttt)        “Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

(uuuu)        “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

(vvvv)        “Scheduled Termination Date” means April 15, 2015, or any succeeding date to which the term of the VRDP Purchase Agreement is extended.

(wwww)        “SEC” means the Securities and Exchange Commission.

(xxxx)        “Securities Act” means the Securities Act of 1933, as amended.

(yyyy)        “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

(zzzz)        “SIFMA Municipal Swap Index” means, on any Rate Determination Date, the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on the Rate Determination Date.

(aaaaa)        “SIFMA Municipal Swap Index Rate” means, on any Rate Determination Date, (i) the SIFMA Municipal Swap Index produced and made available on such date, or (ii) if such index is not made available by 3:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index Rate as in effect on the previous Rate Determination Date.

(bbbbb)        “Special Rate Period,” with respect to Series 2 VRDP Shares, means a Rate Period that is established in accordance with paragraph (a) of Section 4 of Part I of this Statement.

(ccccc)        “Special Redemption Provisions” shall have the meaning specified in paragraph (a)(i) of Section 10 of Part I of this Statement.

(ddddd)        “Statement” means this statement establishing and fixing the rights and preferences of Series 2 VRDP Shares, as it may be amended or supplemented from time to time.

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(eeeee)        “Subsequent Rate Period,” with respect to shares of Series 2 VRDP, means the period from, and including, the first day following the Initial Rate Period of shares of such Series to, and including, the next Rate Determination Date for shares of such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

(fffff)        “Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Fund; provided that none of such entities shall be an existing LIBOR Dealer.

(ggggg)        “Taxable Allocation” shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

(hhhhh)        “Tender” means an Optional Tender or Mandatory Tender, as applicable.

(iiiii)        “Tender and Paying Agent” means The Bank of New York Mellon, or any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the Series 2 VRDP Shares.

(jjjjj)        “Tender and Paying Agent Agreement” means the agreement with respect to the Series 2 VRDP Shares entered into between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

(kkkkk)        “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

(lllll)        “Valuation Date” means, for purposes of determining whether the Fund is maintaining the VRDP Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.

(mmmmm)        “Voting Period” shall have the meaning specified in paragraph (b)(i) of Section 5 of Part I of this Statement.

(nnnnn)        “VRDP Basic Maintenance Amount,” as of any Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines.

(ooooo)        “VRDP Basic Maintenance Cure Date,” with respect to the failure by the Fund to satisfy the VRDP Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines, but in no event shall it be longer than 10 calendar days following such Valuation Date.

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(ppppp)        “VRDP Basic Maintenance Report” shall have the meaning set forth in the Rating Agency Guidelines.

(qqqqq)        “VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement with respect to Series 2 VRDP Shares, dated as of [—], 2014, between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time, or any similar agreement with a successor Liquidity Provider.

(rrrrr)        “VRDP Purchase Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement with respect to Series 2 VRDP Shares, dated as of [—], 2014, between the Tender and Paying Agent and the Liquidity Provider, as amended, modified or supplemented, or any Alternate VRDP Purchase Agreement.

PART I

1.        Number of Authorized Shares.

The initial number of authorized shares constituting Series 2 VRDP is as set forth above under the title “Designation of Series 2 VRDP.”

2.        Dividends.

(a)        Ranking. The shares of Series 2 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.

(b)        Cumulative Cash Dividends. The Holders of Series 2 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such Series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of Part I of this Statement and Section 6 of Part II of this Statement), payable on the Dividend Payment Dates with respect to shares of such Series determined pursuant to paragraph (d) of this Section 2. Holders of Series 2 VRDP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Series 2 VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series 2 VRDP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage, except that the Fund shall pay as a supplemental dividend a Late Charge (as defined below in paragraph (e)(i)(C) of this Section 2) on account of a Failure to Deposit, if any, in respect of each day during the period commencing on the day a Failure to Deposit occurs through and including the day immediately preceding the earlier of (i) the day the Failure to Deposit is cured and (ii) the third Business Day next succeeding the day on which the Failure to Deposit occurred.

(c)        Dividends Cumulative from Date of Original Issue. Dividends on Series 2 VRDP Shares shall be declared daily and accumulate at the Applicable Rate for shares of such Series from the Date of Original Issue thereof.

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(d)        Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Date with respect to Series 2 VRDP Shares shall be the first Business Day of each calendar month; provided, however, that:

(i)        notwithstanding the foregoing, the Fund in its discretion may establish more frequent Dividend Payment Dates than monthly in respect of any Minimum Rate Period, and the Dividend Payment Date for the Dividend Period prior to the commencement of a Special Rate Period following a Minimum Rate Period shall be the Business Day immediately following the end of such Minimum Rate Period; and

(ii)        notwithstanding the foregoing, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period for Series 2 VRDP Shares; provided, however, that such dates shall be set forth in the Notice of Proposed Special Rate Period and Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Remarketing Agent, which Notice of Proposed Special Rate Period and Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of Part I of this Statement.

(e)        Applicable Rates and Calculation of Dividends.

(i)        Applicable Rates. The dividend rate on Series 2 VRDP Shares during the Initial Rate Period shall be equal to the rate per annum specified under “Designation of Series 2 VRDP” above. For each Subsequent Rate Period of the Series 2 VRDP Shares thereafter, the dividend rate on shares of such Series shall be equal to the rate per annum that results from the Applicable Rate Determination for shares of such Series on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A)        if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such Series for such Subsequent Rate Period will be adjusted to the Maximum Rate for shares of such Series on the Rate Determination Date therefor;

(B)        in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and (ii) until the first day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than 28 Rate Period Days;

(C)        if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period thereof, but, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in

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accordance with paragraph (f) of this Section 2, and the Fund shall have paid to the Tender and Paying Agent as a late charge (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period of the shares of such Series, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the Redemption Price of the shares, if any, of such Series for which Notice of Redemption had been provided by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement, an amount computed by multiplying, (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the redemption date, plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series to be redeemed (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day), and if a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with paragraph (f) of this Section 2, no Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for shares of such Series for such Subsequent Rate Period will be the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period;

(D)        if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, and, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of shares of such Series for the first Subsequent Rate Period therefor thereafter (or for any Rate Period therefor thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Rate Period),

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and the dividend rate for shares of such Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be “below ‘Baa3’/‘BBB-’”); or

(E)        in connection with a Special Rate Period, the Fund may establish other or additional terms with respect to the dividend rate in accordance with Section 4 of Part I of this Statement.

Each dividend rate determined in accordance with this paragraph (e)(i) of Section 2 of Part I of this Statement shall be an “Applicable Rate.”

(ii)        Calculation of Dividends. The amount of dividends per share payable on shares of Series 2 VRDP on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for shares of such Series for each Rate Period in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof for which each Applicable Rate is in effect and the denominator of which shall be the actual number of days in the year (365 or 366), and applying each such rate obtained against $100,000.

(f)        Curing a Failure to Deposit. A Failure to Deposit with respect to shares of Series 2 VRDP shall be cured for purposes of paragraph (e) above on the Business Day on which, by 12:00 noon, New York City time, the Fund shall have paid to the Tender and Paying Agent (A) all accumulated but unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g)        Dividend Payments by Fund to Tender and Paying Agent. In connection with each Dividend Payment Date for Series 2 VRDP Shares, the Fund shall pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, on the earlier of (i) the third Business Day next succeeding the Rate Determination Date immediately preceding the Dividend Payment Date and (ii) the Business Day immediately preceding the Dividend Payment Date, an aggregate amount of Deposit Securities equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date, or as otherwise provided for and in connection with designation of a Special Rate Period. If an aggregate amount of funds equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date are not available in New York, New York, by 12:00 noon, New York City time, on the Business Day immediately preceding such Dividend Payment Date, the Tender and Paying Agent will notify the Liquidity Provider by Electronic Means of such fact prior to the close of business on such day.

(h)        Tender and Paying Agent as Trustee of Dividend Payments by Fund. All Deposit Securities paid to the Tender and Paying Agent for the payment of dividends on Series 2 VRDP Shares shall be held in trust for the payment of such dividends by the Tender and Paying Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the

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Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were so to have been applied upon request of the Fund.

(i)        Dividends Paid to Holders. Each dividend on Series 2 VRDP Shares shall be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of Series 2 VRDP Shares, the transferor as Beneficial Owner of Series 2 VRDP Shares shall be deemed to have agreed pursuant to the terms of the Series 2 VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the Series 2 VRDP Shares in exchange for payment of the Purchase Price for such Series 2 VRDP Shares by the transferee.

(j)        Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on Series 2 VRDP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

(k)        Dividends Designated as Exempt-Interest Dividends. Dividends on Series 2 VRDP Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3.        Gross-Up Payments. Holders of Series 2 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a)        If the Fund allocates any net capital gains or ordinary income taxable for regular federal and New Jersey personal income tax purposes to a dividend paid on Series 2 VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as provided in Section 6 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”), the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(b)        The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

4.         Designation of Special Rate Periods.

(a)        Length of and Preconditions for Special Rate Period. The Fund, at its option, may designate any succeeding Subsequent Rate Period for Series 2 VRDP Shares as a Special Rate

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Period consisting of the duration specified by the Fund in accordance with this Section 4 and ending on a Wednesday, subject to adjustment as provided in paragraph (b) of this Section 4, or, if so designated by the Fund, ending on the final redemption date specified in paragraph (b)(i)(A) of Section 10 of Part I of this Statement. Except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and paragraph (d)(i) of this Section 4, (B) no Series 2 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, in each case, on Series 2 VRDP Shares, and (C) if any Notice of Redemption shall have been provided by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement with respect to any shares of such Series, the Redemption Price with respect to such shares shall have been deposited with the Tender and Paying Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for Series 2 VRDP Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify each Rating Agency then rating the Series 2 VRDP Shares in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide each Rating Agency then rating the Series 2 VRDP Shares with such documents as the applicable Rating Agency may request.

(b)        Adjustment of Length of Special Rate Period. In the event the Fund wishes to designate a Subsequent Rate Period for Series 2 VRDP Shares as a Special Rate Period, but the day that would otherwise be the last day of such Special Rate Period is not a Wednesday that is a Business Day, then the Special Rate Period shall end on the next Business Day and the succeeding Subsequent Rate Period (if it is a Minimum Rate Period) will end on the following Wednesday.

(c)        Notice of Proposed Special Rate Period. If the Fund proposes to designate any Subsequent Rate Period for Series 2 VRDP Shares as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice (“Notice of Proposed Special Rate Period”) shall be sent by the Fund by Electronic Means (or by first-class mail, postage prepaid, where the Series 2 VRDP Shares are in physical form) to the Holders of shares of such Series with copies provided to the Tender and Paying Agent, the Liquidity Provider and the Remarketing Agent. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period for the Series 2 VRDP Shares as a Special Rate Period, specifying the first day thereof, (B) that the Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such first day (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any Series 2 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, in each case, on Series 2 VRDP Shares (E) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (F) a description of the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period.

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(d)        Notice of Special Rate Period. No later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of any proposed Special Rate Period for Series 2 VRDP Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Fund shall deliver to the Remarketing Agent and the Liquidity Provider either:

(i)        a notice (“Notice of Special Rate Period”) stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such Series as a Special Rate Period, specifying the same and the first day thereof, (B) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) any Series 2 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable, in each case, on Series 2 VRDP Shares, prior to such Rate Determination Date have not been paid in full, (D) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (E) the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period, such notice to be accompanied by (if then applicable) a VRDP Basic Maintenance Report showing that, as of the third Business Day immediately preceding such proposed Special Rate Period, applicable Rating Agency Eligible Assets each have an aggregate Discounted Value at least equal to the VRDP Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that, to the extent then required under the applicable Rating Agency Guidelines, the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Rate Determination Date for the proposed Special Rate Period); or

(ii)        a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period for shares of such Series and that the next succeeding Rate Period of shares of such Series shall be a Minimum Rate Period.

(e)        Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in paragraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in paragraph (d)(i) of this Section 4, a VRDP Basic Maintenance Report to the effect set forth in such paragraph (if then required by the applicable Rating Agency Guidelines)) with respect to the designation of the proposed Special Rate Period to the Remarketing Agent and the Liquidity Provider by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Fund shall be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special Rate Period to the effect set forth in paragraph (d)(ii) of this Section 4. In the event the Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in paragraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in paragraph (d)(ii) of this Section 4, the Fund will provide each Rating Agency then rating the Series 2 VRDP Shares a copy of such notice.

(f)        Other Special Rate Period Provisions. In connection with any Special Rate Period designated pursuant to this Section 4, the Fund, without the vote or consent of any Holder of

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Series 2 VRDP Shares but with prior written consent of the Liquidity Provider, may provide for provisions relating solely to such Special Rate Period that differ from those provided in this Statement, including with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 10(b)(i)(A) of this Statement) and modified or new definitions (“Other Special Rate Period Provisions”); provided that such provisions do not affect the parity ranking of Series 2 VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

5.        Voting Rights.

(a)        One Vote Per VRDP Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of VRDP Shares shall be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)        Voting for Additional Trustees.

(i)        Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including VRDP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including VRDP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A)        if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

(B)        if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

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Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).

(ii)        Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 5, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 5 on a one-vote-per-share basis.

(iii)        Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 5.

(c)        Holders of VRDP Shares to Vote on Certain Other Matters.

(i)        Increases in Capitalization and Certain Amendments. So long as any VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Series 2 VRDP Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Series 2 VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any Series of VRDP Shares (except that, notwithstanding the foregoing, the Board of Trustees, without the vote or consent of the Holders of Series 2 VRDP Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any Series of VRDP, including Series 2 VRDP, or classes or series of

26

Preferred Shares ranking on a parity with Series 2 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund), or (b) amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Series 2 VRDP Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Series 2 VRDP Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Series 2 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Fund not to satisfy the Minimum VRDP Asset Coverage. For purposes of the foregoing, except as otherwise set forth in this Statement, no matter shall be deemed to materially and adversely affect any right, preference or power of the Series 2 VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes any preferential right of such Series; (ii) creates, alters or abolishes any right in respect of redemption of such Series; or (iii) creates or alters (other than to abolish or to comply with applicable law) any restriction on transfer applicable to such Series. So long as any Series 2 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Series 2 VRDP Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of Series 2 VRDP in a manner different from any other Series of VRDP, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of the Series 2 VRDP outstanding at the time, in person or by proxy, either in writing or at a meeting (the Series 2 VRDP voting as a separate class). Notwithstanding the foregoing, the Fund, without approval of Holders of Series 2 VRDP Shares or other shareholders of the Fund, has the right to (x) terminate the services of any and all Rating Agencies providing a long-term rating for the Series 2 VRDP Shares, and such rating or ratings, to the extent it or they would have been taken into account in any of the provisions in this Statement, will be disregarded (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) and (y) provide for Other Special Rate Period Provisions in accordance with, but subject to the limitations set forth in, paragraph (f) of Section 4 of Part I of this Statement. No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement.

(ii)        1940 Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including VRDP Shares, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a “majority of the Outstanding Preferred Shares,” including VRDP Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a “majority of the Outstanding Preferred Shares,” including VRDP Shares, voting as a separate class, shall be

27

required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Series 2 VRDP Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than 10 Business Days prior to the date on which such vote is to be taken, notify each Rating Agency then rating the Series 2 VRDP Shares that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than 10 Business Days after the date on which such vote is taken, notify Moody’s (if Moody’s is then rating the Series 2 VRDP Shares) of the results of such vote.

(iii)        Exclusive Right to Vote on Certain Matters. Except as otherwise required by the 1940 Act or other applicable law or the Declaration, (i) whenever a vote of Holders of Series 2 VRDP Shares is otherwise required by this Statement, Holders of Outstanding shares of Series 2 VRDP will be entitled as a Series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting shares of Series 2 VRDP only and (ii) Holders of outstanding shares of Series 2 VRDP will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of shares of Series 2 VRDP as expressly set forth in the Declaration and this Statement.

(d)        Fund May Take Certain Actions Without Shareholder Approval. The Fund is not required to maintain any particular short-term or long-term ratings for the Series 2 VRDP Shares, and, subject only to Section 9 of this Part I, the Fund, without the vote, approval or consent of any holder of Preferred Shares, including any Series of VRDP, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining, maintaining or changing the rating of any Rating Agency which is then rating the Series 2 VRDP Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Series 2 VRDP Shares, or the Holders thereof.

Subject only to Section 9 of this Part I, the Fund may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the Series 2 VRDP Shares without replacement, in either case, without the approval of Holders of Series 2 VRDP Shares or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a long-term rating for the Series 2 VRDP Shares or the Fund terminates the services of a Rating Agency then providing a long-term rating for the Series 2 VRDP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the Series 2 VRDP Shares included in this Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate).

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency, will be reflected in written

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documents, including the ratings methodologies of the applicable Rating Agency, and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holders of Series 2 VRDP Shares, or any other shareholder of the Fund.

Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of (i) the Fund to make certain adjustments in the Remarketing Agreement as provided under the definition of “Maximum Rate,” subject to the limitations set forth in such definition, or (ii) the Board of Trustees to amend or alter other provisions of this Statement, without the vote, approval or consent of any Holder of Series 2 VRDP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement.

(e)        Voting Rights Set Forth Herein are Sole Voting Rights. Unless otherwise required by law, the Holders of Series 2 VRDP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein.

(f)        No Preemptive Rights or Cumulative Voting. The Holders of Series 2 VRDP Shares shall have no preemptive rights or rights to cumulative voting.

(g)        Sole Remedy for Fund’s Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the Series 2 VRDP Shares, the sole remedy of the Holders under this Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Statement and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section 5.

(h)        Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Series 2 VRDP Share and no Series 2 VRDP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph (c) of Section 10 of Part I of this Statement and Deposit Securities in an amount equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose. Series 2 VRDP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

6.        Minimum VRDP Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any Series 2 VRDP Share is Outstanding, the Minimum VRDP Asset Coverage.

7.        VRDP Basic Maintenance Amount.

(a)        Subject to paragraph (c) below, so long as Series 2 VRDP Shares are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the VRDP Basic Maintenance Amount (as then provided in the applicable Rating Agency Guidelines).

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(b)        Subject to paragraph (c) below, the Fund shall deliver to each Rating Agency which is then rating Series 2 VRDP Shares and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding Minimum VRDP Asset Coverage, the VRDP Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a “Rating Agency Certificate”). Subject to paragraph (c) below, a failure by the Fund to deliver a Rating Agency Certificate with respect to the VRDP Basic Maintenance Amount shall be deemed to be delivery of a Rating Agency Certificate indicating the Discounted Value for all assets of the Fund is less than the VRDP Basic Maintenance Amount, as of the relevant Valuation Date.

(c)        The Fund is not required to maintain any particular long-term ratings for the Series 2 VRDP Shares, and the Rating Agency Guidelines may be changed or eliminated at any time without the approval of Holders of Series 2 VRDP Shares or any other shareholders of the Fund, including in connection with the change or elimination of any or all long-term ratings then applicable to the Series 2 VRDP Shares.

8.        Restrictions on Dividends and Other Distributions.

(a)        Dividends on Preferred Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with Series 2 VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each Series of VRDP through its most recent dividend payment date. When dividends are not paid in full upon the shares of each Series of VRDP through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon VRDP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with VRDP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on VRDP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the VRDP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per Series 2 VRDP Share shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b)        Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c)        Other Restrictions on Dividends and Other Distributions. For so long as any Series 2 VRDP Share is Outstanding, and except as set forth in paragraph (a) of this Section 8 and

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paragraph (c) of Section 11 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Series 2 VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of Series 2 VRDP through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of Series 2 VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to Series 2 VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless, to the extent any Rating Agency or Agencies are then providing a long-term rating for the Series 2 VRDP Shares, immediately after such transaction the Discounted Value of Rating Agency Eligible Assets (as determined by each Rating Agency, if any, then rating the Series 2 VRDP Shares) would at least equal the VRDP Basic Maintenance Amount (if any), if then required by such Rating Agency or Agencies.

9.        Short-Term Ratings. The Fund will use its reasonable best efforts to maintain at least one short-term rating on the Series 2 VRDP Shares, to the extent that the Liquidity Provider then has a short-term debt rating.

10.        Redemption.

(a)        Optional Redemption.

(i)        Subject to the provisions of paragraph (iv) of this paragraph (a), shares of Series 2 VRDP may be redeemed, at the option of the Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor, at a Redemption Price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) shares of Series 2 VRDP may not be redeemed in part if after such partial redemption fewer than 50 shares of such Series remain Outstanding; (2) shares of Series 2 VRDP are not redeemable by the Fund during the Initial Rate Period;

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and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period for shares of Series 2 VRDP, as delivered to the Remarketing Agent and filed with the Secretary of the Fund, may provide that shares of such Series shall not be redeemable during the whole or any part of such Special Rate Period or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).

(ii)        A Notice of Special Rate Period relating to Series 2 VRDP for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Trustees, after consultation with the Remarketing Agent and the Liquidity Provider, determines that such Special Redemption Provisions are in the best interest of the Fund.

(iii)        If fewer than all of the Outstanding shares of Series 2 VRDP are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable. Subject to the provisions of this Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series 2 VRDP Shares will be redeemed from time to time.

(iv)        The Fund may not on any date send a Notice of Redemption pursuant to paragraph (c) of this Section 10 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Series 2 VRDP Shares by reason of the redemption of such shares on such redemption date and (b), if applicable, the Discounted Value of Rating Agency Eligible Assets (as determined by each Rating Agency, if any, then rating the Series 2 VRDP Shares) each at least equals the VRDP Basic Maintenance Amount, and would at least equal the VRDP Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

(b)        Mandatory Redemption.

(i)        (A) The Fund shall redeem all Outstanding Series 2 VRDP Shares on April 1, 2043, at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

(B)        Except as otherwise provided below, the Fund shall redeem Preferred Shares, if the Fund fails to, if applicable, have Rating Agency Eligible Assets (as determined by each Rating Agency, if any, then rating the Series 2 VRDP Shares) with a Discounted Value greater than or equal to the VRDP Basic Maintenance Amount, and such failure is not cured on or before the VRDP Basic Maintenance Cure Date. In the event of failure by the Fund to have Rating Agency Eligible Assets with a Discounted Value greater than or equal to the VRDP Basic Maintenance Amount, if then applicable, the Fund may seek to cure such failure on or prior to the VRDP Basic Maintenance Cure Date by complying with the requirements of the Rating Agency or Rating Agencies, if any, then rating the Series 2

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VRDP Shares as in effect at the time of such failure. Alternatively, on or prior to such VRDP Basic Maintenance Cure Date, the Fund may choose to cure such failure by (a) complying with the VRDP Basic Maintenance Amount applicable to long-term ratings for the Series 2 VRDP Shares lower than the ratings prevailing at the time of failure or (b) terminating the services of the Rating Agency or Agencies then providing a long-term rating of the Series 2 VRDP Shares. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the VRDP Basic Maintenance Cure Date, would together with all other Preferred Shares subject to retirement, result in the Fund’s having Rating Agency Eligible Assets (as determined by each Rating Agency, if any, then rating the Series 2 VRDP Shares) with a Discounted Value greater than or equal to the VRDP Basic Maintenance Amount on such VRDP Basic Maintenance Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption of which would have such result, all Series 2 VRDP Shares and other Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund shall allocate the number to be redeemed pro rata among each Series of VRDP subject to redemption. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the VRDP Basic Maintenance Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the VRDP Basic Maintenance Cure Date, the Fund shall redeem those VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. The Fund will redeem any Series 2 VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

(C)        The Fund shall redeem Preferred Shares if the Fund fails to maintain the Minimum VRDP Asset Coverage in accordance with this Statement and such failure is not cured on or before the Minimum VRDP Asset Coverage Cure Date. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Minimum VRDP Asset Coverage Cure Date, would, together with all other Preferred Shares subject to retirement, result in the Fund’s maintaining the Minimum VRDP Asset Coverage on such Minimum VRDP Asset Coverage Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption of which would have such result, all VRDP Shares and other Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund

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shall allocate the number to be redeemed pro rata among each Series of VRDP subject to redemption. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the Minimum VRDP Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the Minimum VRDP Asset Coverage Cure Date, the Fund shall redeem those VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. The Fund will redeem any Series 2 VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

(D)        Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding shares of Series 2 VRDP are to be redeemed pursuant to this paragraph (b), the number of shares of such Series to be redeemed shall be redeemed pro rata, by lot or other fair method, from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders.

(ii)        (A) In accordance with this Statement and if then required pursuant to the VRDP Fee Agreement, if the Liquidity Provider acquires any Series 2 VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a period of six months during which such Purchased VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption; provided, that, as of the date of redemption: (i) to the extent any Series 2 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, and (ii) to the extent (a) any Series 2 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption shall have made written affirmation to the Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso shall not relieve the Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and shall only result in a

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delay by the Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or such affirmation is no longer required. The six-month holding period for Purchased VRDP Shares acquired and held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares shall be determined by the Fund on a first-in, first-out basis. The Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Fund therefor, which date shall not be later than three Business Days after the expiration of the six-month period, except that if the Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to three Business Days after the expiration of the six-month period, the Fund shall redeem those Series 2 VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

(B)        Upon the occurrence and continuance of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Series 2 VRDP Shares, by the fifth Business Day following delivery of notice thereof from the Liquidity Provider in accordance with the VRDP Fee Agreement, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares. If, while the Failed Remarketing Condition—Purchased VRDP Shares with respect to such Purchased VRDP Shares is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares as of the close of business on any Business Day is less than 110% of the Liquidation Preference of such Purchased VRDP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares is at least equal to 110% of the Liquidation Preference of such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian with a copy to the Liquidity Provider on any date to release any Liquidity Account Investments with respect to any Purchased VRDP Shares from such segregation and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund segregated as Liquidity Account Investments with respect to such Purchased VRDP Shares at the close of business on such date have a Market Value equal to 110% of the Liquidation Preference of such Purchased VRDP Shares and (y) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with paragraph (C) below with respect to such Purchased VRDP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account for any Purchased VRDP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

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(C)        Subject to notice having been received as referred to in subsection (B) above, the Market Value of the Deposit Securities held in the Liquidity Account for any Purchased VRDP Shares, from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the expiration of the six-month period for the Failed Remarketing Condition—Purchased VRDP Shares applicable to such Purchased VRDP Shares (which may result in multiple six month periods, each in respect of a Failed Remarketing Condition—Purchased VRDP Shares in respect of applicable Purchased VRDP Shares) specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for such Purchased VRDP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of paragraph (D) below:

Number of Days* Preceding	Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

*	Or if such day is not a Business Day, the next succeeding Business Day

(D)        If the aggregate Market Value of the Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Purchased VRDP Shares for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Liquidity Account for such Purchased VRDP Shares, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account for such Purchased VRDP Shares is at least equal to the Liquidity Requirement for such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day.

(E)        The Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for such Purchased VRDP Shares. Upon the earlier to occur of (x) the successful remarketing of the Purchased VRDP Shares or (y) the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of such Purchased VRDP Shares on the Redemption Date for such Purchased VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for such Purchased VRDP Shares as contemplated by this Section 10(b)(ii) shall lapse and be of no further force and effect.

(F)        The provisions of paragraphs (A) through (E) of this Section 10(b)(ii) may be amended by the Fund, by resolution of the Board of Trustees duly adopted, without shareholder approval in order to conform to the terms of a VRDP Fee Agreement or as otherwise necessary or desirable in the judgment of the Board of Trustees, provided that the Fund receives the prior written consent of the Liquidity Provider.

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(iii)        At least six months prior to the scheduled mandatory Redemption Date of April 1, 2043 specified in Section 10(b)(i) above, if any Series 2 VRDP Shares then remain Outstanding, the Fund shall cause the Custodian to segregate in a Liquidity Account (but without duplication of any Liquidity Account then in effect pursuant to Section 10(b)(ii) above), by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund, Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the then Outstanding Series 2 VRDP Shares. The Fund shall maintain such Liquidity Account in accordance with Section 10(b)(ii)(B), (C) and (D) above and comply with the requirements set forth therein with respect to Liquidity Account Investments and the Liquidity Requirement; provided, that for purposes of this Section 10(b)(iii) all references therein to Purchased VRDP Shares shall be deemed to be to all Outstanding Series 2 VRDP Shares, all references therein to the Failed Remarketing Condition—Purchased VRDP Shares or the related six-month period shall be deemed to be to the six-month period preceding the scheduled mandatory Redemption Date of April 1, 2043, and the references to notice by the Liquidity Provider shall not be applicable. The Deposit Securities included in the Liquidity Account for the Outstanding Series 2 VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding Series 2 VRDP Shares. Upon the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding Series 2 VRDP Shares on the April 1, 2043 Redemption Date for the Outstanding Series 2 VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding Series 2 VRDP Shares as contemplated by this Section 10(b)(iii) shall lapse and be of no further force and effect.

(c)        Notice of Redemption. If the Fund shall determine or be required to redeem, in whole or in part, shares of Series 2 VRDP pursuant to paragraph (a) or (b)(i) of this Section 10, the Fund will send a notice of redemption (the “Notice of Redemption”), by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 2 VRDP Shares are in physical form), to Holders thereof and the Liquidity Provider or, in the case of a redemption pursuant to paragraph (b)(ii) of this Section 10, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Fund to promptly do so by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 2 VRDP Shares are in physical form) so long as the Notice of Redemption is furnished by the Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time shall be acceptable to the Tender and Paying Agent. A Notice of Redemption shall be sent to Holders not less than 10 days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of Series 2 VRDP Shares to be redeemed and the Series thereof; (iii) the CUSIP number for VRDP Shares of such Series; (iv) the Redemption Price; (v) the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the Series 2 VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of this Statement under which such redemption is made. If fewer than all Series 2 VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series 2 VRDP Shares to be redeemed from such Holder. The Fund may provide in any Notice of Redemption

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relating to a redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(d)        No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 10, if any dividends on shares of Series 2 VRDP (whether or not earned or declared) are in arrears, no shares of such Series shall be redeemed unless all Outstanding shares of such Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding shares of such Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding shares of such Series.

(e)        Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Series 2 VRDP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Series 2 VRDP Shares for which a Notice of Redemption has been provided, dividends may be declared and paid on Series 2 VRDP Shares and shall include those Series 2 VRDP Shares for which a Notice of Redemption has been provided.

(f)        Tender and Paying Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of Series 2 VRDP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed.

(g)        Deposit with the Tender and Paying Agent; Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been provided pursuant to paragraph (c) of this Section 10, not later than 12:00 noon, New York City time, on a Business Day not less than ten (10) days preceding the redemption date specified in such notice, the Fund shall irrevocably deposit with the Tender and Paying Agent an aggregate amount of Deposit Securities in an amount equal to the Redemption Price to be paid on the redemption date for the Series 2 VRDP Shares that are subject to such notice. Provided a Notice of Redemption has been provided pursuant to paragraph (c) of this Section 10, upon the deposit with the Tender and Paying Agent of Deposit Securities in an amount equal to the Redemption Price to be paid on the redemption date for the Series 2 VRDP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Purchase Agreement, for

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any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in paragraph (e)(i) of Section 2 of this Part I and in Section 3 of Part I of this Statement. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of Series 2 VRDP Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the Series 2 VRDP Shares called for redemption on such date and (ii) all other amounts to which Holders of Series 2 VRDP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Series 2 VRDP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited. Notwithstanding the foregoing, Series 2 VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(h)        Compliance With Applicable Law. In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i)        Only Whole VRDP Shares May Be Redeemed. In the case of any redemption pursuant to this Section 10, only whole Series 2 VRDP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.

(j)        Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 10, the Fund may, in its sole discretion, modify the procedures set forth above with respect to notification of redemption for the Series 2 VRDP Shares, provided that such modification does not materially and adversely affect the Holders of the Series 2 VRDP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent. Furthermore, if in the sole discretion of the Board of Trustees, after consultation with counsel, modification of the foregoing redemption provisions are permissible under the rules and regulations or interpretations of the SEC and the Code with respect to the redemption of Series 2 VRDP Shares owned by the Liquidity Provider, the Fund, without shareholder approval, by resolution of the Board of Trustees, may modify such redemption procedures.

11.        Liquidation Rights.

(a)        Ranking. The shares of Series 2 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

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(b)        Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series 2 VRDP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Series 2 VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of Part I of this Statement in connection with the liquidation of the Fund. After the payment to the Holders of the Series 2 VRDP Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Series 2 VRDP Shares as such shall have no right or claim to any of the remaining assets of the Fund.

(c)        Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of Series 2 VRDP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 11, no such distribution shall be made on account of Series 2 VRDP or any shares of any other class or series of Preferred Shares ranking on a parity with the Series 2 VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Series 2 VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of Series 2 VRDP Shares and all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d)        Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Series 2 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Series 2 VRDP Shares as provided in paragraph (b) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the Series 2 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series 2 VRDP Shares shall not be entitled to share therein.

(e)        Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.

12.        Purchase Obligation. As long as Series 2 VRDP Shares are Outstanding, except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall maintain a VRDP Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or, if applicable, such other short-term debt ratings as may be required for the Series 2 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined

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in the sole discretion of the Board of Trustees. If the Fund maintains a VRDP Purchase Agreement providing a Purchase Obligation, the provisions herein relating to the Liquidity Provider shall be operative and the following shall apply:

(a)        The Fund shall notify, or cause the Tender and Paying Agent to notify, Holders by Electronic Means, or by first class mail, postage prepaid, in the case in which Series 2 VRDP Shares are in physical form, (A) in the event of a Mandatory Tender Event or Mandatory Purchase Event, (B) upon at least seven days’ prior notice in the event that there is a substitute Liquidity Provider (including, but not limited to, as to the Liquidity Provider, its consolidation, amalgamation with, or merger with or into, another entity, or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity), or (C) any downgrade in the rating of the Series 2 VRDP Shares or the Liquidity Provider by an NRSRO then rating the Series 2 VRDP Shares or Liquidity Provider.

(b)        In the event of a Failed Remarketing Condition, the Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Fund and Holders by telephone or Electronic Means, or by first class mail, postage prepaid, in the case in which Series 2 VRDP Shares are in physical form, of such Failed Remarketing Condition.

(c)        Each Series 2 VRDP Share shall be subject to Tender to the Tender and Paying Agent for Remarketing on the related Purchase Date or, in the event (i) no Remarketing occurs or (ii) pursuant to an attempted Remarketing shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 2 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 2 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), to the Liquidity Provider for purchase on such Purchase Date pursuant to a Final Notice of Purchase. If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform such obligation pursuant to the VRDP Purchase Agreement, Beneficial Owners and their Agent Members shall have the right to tender their Series 2 VRDP Shares directly to the Liquidity Provider pursuant to a Final Notice of Purchase. In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment of the Fund will not, perform its obligations under the VRDP Purchase Agreement, the Fund (i) upon becoming aware thereof, shall promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, shall use its best efforts to direct the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering Series 2 VRDP Shares that are the subject of such notice.

(d)        The Fund will require in the Tender and Paying Agent Agreement that, pursuant to a Tender, Series 2 VRDP Shares that are not sold in a Remarketing will be tendered by the Tender and Paying Agent to the Liquidity Provider for payment of the Purchase Price on the Purchase Date pursuant to the VRDP Purchase Agreement.

(e)        Except as set forth in Section 10(b)(ii) of Part I of this Statement in connection with a mandatory redemption of Series 2 VRDP Shares, the Fund shall have no obligation to purchase Series 2 VRDP Shares acquired by the Liquidity Provider pursuant to the VRDP Purchase Agreement or otherwise.

(f)        Series 2 VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a

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Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding Series 2 VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement. Any notice given in respect of a Mandatory Purchase under this Statement shall be conclusively presumed to have been duly given, whether or not the Holders receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding Series 2 VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any Series 2 VRDP Shares tendered pursuant to an Optional Tender and Mandatory Tender for which the Purchase Date has not yet occurred.

(g)        In the event Series 2 VRDP Shares are issued in certificated form and a Holder fails to deliver such Series 2 VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such Series 2 VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 2 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 2 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 2 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 2 VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered Series 2 VRDP Shares. The undelivered Series 2 VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 2 VRDP Share certificates in lieu of such undelivered Series 2 VRDP Shares.

(h)        The Fund shall use its best efforts to engage at all times a Tender and Paying Agent to perform the duties specified in this Statement, the Tender and Paying Agent Agreement and the VRDP Purchase Agreement with respect to the Tender and Paying Agent.

The provisions of paragraphs (a) through (g) of this Section 12 may be amended by the Board of Trustees, by resolution duly adopted, without shareholder approval in order to conform to a VRDP Purchase Agreement providing a Purchase Obligation.

13.        Miscellaneous.

(a)        Amendment of or Supplements to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend or supplement this Statement to (1) reflect any amendments or supplements hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) provide for the issuance of additional shares of Series 2 VRDP (and terms relating thereto). Each such additional share of Series 2 VRDP shall be governed by the terms of this Statement as so amended or supplemented.

(b)        No Fractional Shares. No fractional Series 2 VRDP Shares shall be issued.

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(c)        Status of VRDP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund. Series 2 VRDP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series, provided, however, that any Series 2 VRDP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of the Series 2 VRDP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued Series 2 VRDP Shares.

(d)        Purchase Obligation Part of VRDP Shares. Each Holder and Beneficial Owner, by virtue of acquiring Series 2 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Purchase Obligation as part of the Series 2 VRDP Shares rather than as a separate property right.

(e)        Treatment of VRDP Shares as Stock. Each Holder and Beneficial Owner, by virtue of acquiring Series 2 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Series 2 VRDP Shares as stock in the Fund.

(f)        Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.

(g)        Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(h)        Notices. All notices or communications, unless otherwise specified in the By-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid.

PART II

1.        Remarketing Procedures.

(a)        Pursuant to an Optional Tender, Beneficial Owners may elect to tender their Series 2 VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in the Notice of Tender (or if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender shall be irrevocable (except as described below) and effective upon receipt and shall:

(i)	be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)	state the series and the aggregate number of Series 2 VRDP Shares to be purchased, the CUSIP number of the Series 2 VRDP Shares to be purchased, and the Purchase Date and be in substantially the form of and contain such other information specified in an exhibit to the VRDP Purchase Agreement; and

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(iii)	state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the Series 2 VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b)        Upon receipt of a Notice of Tender, the Tender and Paying Agent shall provide a copy to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt.

(c)        Any Notice of Tender delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, shall be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date shall be adjusted such that the Purchase Date shall be the Business Day next succeeding the date specified as the Purchase Date in the relevant Notice of Tender.

(d)        The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered pursuant to the foregoing in paragraph (a)(i) and (ii) shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

(e)        (i) Series 2 VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(ii)        Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding Series 2 VRDP Shares. Any notice given in respect of a Mandatory Tender under this Statement will be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

(iii)        Upon the occurrence of a Mandatory Tender Event, all Outstanding Series 2 VRDP Shares automatically shall be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any Series 2 VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that Series 2 VRDP Shares are issued in certificated form and a Holder of Series 2 VRDP Shares fails to deliver such Series 2 VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such Series 2 VRDP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 2 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 2 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying

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Agent will place stop-transfer orders against the undelivered Series 2 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 2 VRDP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered Series 2 VRDP Shares. The undelivered Series 2 VRDP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 2 VRDP Share certificates in lieu of such undelivered Series 2 VRDP Shares.

(f)        A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the Series 2 VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of Series 2 VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent shall deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation shall be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of Series 2 VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such Series 2 VRDP Shares. A Notice of Revocation shall be effective as to the number of Series 2 VRDP Shares specified therein as having been revoked less the number of such Series 2 VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, tendered Series 2 VRDP Shares, if any, that remain unsold on the related Purchase Date shall be allocated by the Remarketing Agent to each Notice of Revocation received in respect of Series 2 VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation shall be effective only to the extent of such allocation and availability of unsold Series 2 VRDP Shares.

(g)        Except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities to use its best efforts to remarket all Series 2 VRDP Shares properly tendered pursuant to a Tender in accordance with Part II of this Statement.

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2.        Remarketing Schedule.

(a)        In connection with any attempted Remarketing, all tendered Series 2 VRDP Shares shall be remarketed at the Purchase Price of such Series 2 VRDP Shares. The calculation of the Purchase Price of the Series 2 VRDP Shares that are remarketed or purchased by the Liquidity Provider shall be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed Series 2 VRDP Shares and the aggregate number and Purchase Price of Series 2 VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, shall be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of any sale of any remarketed Series 2 VRDP Shares by the Remarketing Agent relating to tendered Series 2 VRDP Shares shall be used for the purchase of the remarketed Series 2 VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering Series 2 VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered Series 2 VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such Series 2 VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the Purchase Date, and the re-delivery of such Series 2 VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the relevant Purchase Date.

(b)        By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of Series 2 VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold Series 2 VRDP Shares and the number of Series 2 VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold Series 2 VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 2 VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent will promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such Series 2 VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such Series 2 VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 2 VRDP Shares to be purchased on such Purchase Date (or if remarketing proceeds for any tendered Series 2 VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent will deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of Series 2 VRDP Shares required to be purchased by the

46

Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered Series 2 VRDP Shares for which remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date, shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. The payment obligation of the Liquidity Provider shall equal the Purchase Price of the Series 2 VRDP Shares, stated in the Final Notice of Purchase delivered to the Liquidity Provider, as being required to be purchased by the Liquidity Provider.

(c)        The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any Series 2 VRDP Shares, wire transfer the aggregate Purchase Price of all Series 2 VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase of Series 2 VRDP Shares on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such Series 2 VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations under the VRDP Purchase Agreement, by payment against delivery of the Series 2 VRDP Shares that are the subject of any such Final Notice of Purchase, through means of the Securities Depository in the case of Series 2 VRDP Shares in the form of global securities.

(d)        Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered Series 2 VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, Series 2 VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the Series 2 VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holder, in the case of a Mandatory Tender, against payment therefor or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the Series 2 VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, against payment therefor, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of Series 2 VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Remarketing Agent, with respect to Series 2 VRDP Shares remarketed by the Remarketing Agent, or in the form of payment

47

pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to Series 2 VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such Series 2 VRDP Shares to such tendering Beneficial Owner, Agent Member or Holder, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(e)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered Series 2 VRDP Shares in the form of global securities and their Remarketing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(f)        The Remarketing Agent and the Tender and Paying Agent each shall use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect (or with respect to a remarketing of Series 2 VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable pursuant to the terms of the VRDP Fee Agreement), any Series 2 VRDP Shares unsold in a Remarketing shall be returned to the tendering Beneficial Owners or their Agent Members, or the tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Fund. The Remarketing Agent may sell Series 2 VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

(g)        In connection with the allocation of Series 2 VRDP tendered for Remarketing by the Liquidity Provider and any other Holder or Beneficial Owner of shares of Series 2 VRDP in any Remarketing, the Remarketing Agent shall allocate those shares of Series 2 VRDP previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those shares of Series 2 VRDP acquired earliest by the Liquidity Provider).

3.        Determination of Applicable Rate.

(a)        The Applicable Rate shall be determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the Series 2 VRDP Shares on the first day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). Such determination shall be conclusive and binding upon the interested parties. The Applicable Rate shall not exceed the Maximum Rate.

(b)        The Remarketing Agent shall establish the Applicable Rate by 5:00 p.m., New York City time, on each Rate Determination Date to the nearest one-thousandth (0.001) of one percent per annum for the Subsequent Rate Period. The Applicable Rate shall be in effect from and including the first day following such Rate Determination Date to and including the following Rate Determination Date. The Remarketing Agent shall make the Applicable Rate available after 5:00 p.m., New York City time, on the Rate Determination Date by email transmission or facsimile transmission to the Fund, the Tender and Paying Agent and the Liquidity Provider and post the Applicable Rate on Bloomberg.

(c)        In the event that the Remarketing Agent establishes the Maximum Rate as the Applicable Rate for a Subsequent Rate Period, the Remarketing Agent shall notify the Fund and the

48

Tender and Paying Agent. The Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Liquidity Provider and the Holders of Series 2 VRDP Shares by first class mail, postage prepaid (in the case of physical shares), or Electronic Means (in the case of Series 2 VRDP Shares in the form of global securities) that the Applicable Rate for the Subsequent Rate Period is the Maximum Rate.

(d)        In the event the Remarketing Agent does not or is unable to determine the Applicable Rate, or if there is no Remarketing Agent, the Applicable Rate shall be the Maximum Rate.

(e)        In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and (ii) until the first day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than 28 Rate Period Days.

4.        Failed Remarketing Condition. In the event of a Failed Remarketing Condition, pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent shall promptly provide notice of a Failed Remarketing Condition, but in any event within two (2) Business Days of receipt by the Tender and Paying Agent of notice from the Fund of the occurrence of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 2 VRDP Shares are in physical form) to the Holders (with a copy to the Fund).

5.        Purchase of Series 2 VRDP Shares by Remarketing Agent. The Remarketing Agent in its sole discretion may purchase for its own account Series 2 VRDP Shares in a Remarketing; however, the Remarketing Agent shall not be obligated to purchase any Series 2 VRDP Shares that would otherwise remain unsold in a Remarketing. None of the Fund, the Tender and Paying Agent or any Remarketing Agent shall be obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member upon such Beneficial Owner’s tender of its Series 2 VRDP Shares in a Remarketing unless, in each case, such Series 2 VRDP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Remarketing Agent.

6.        Notification of Allocations. Whenever the Fund intends to include any net capital gains or ordinary income taxable for regular federal and New Jersey personal income tax purposes in any dividend on Series 2 VRDP Shares, the Fund may notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (ii) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such notice is received from the Fund, the Tender and Paying Agent will notify each Holder and the Remarketing Agent will notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income will be paid in the same relative proportions for each day during the Rate Period. The Fund may also include such ordinary income or capital gains in a dividend on shares of Series 2 VRDP without giving advance notice thereof if it increases the dividends by an additional amount calculated as

49

if such income was a Taxable Allocation and the additional amount was a Gross-up Payment, provided the Fund will notify the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date.

7.        Transfers.

(a)        Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of Series 2 VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the remarketing procedures set forth in Part II of this Statement, provided, however, that (a) a sale, transfer or other disposition of Series 2 VRDP Shares from a Beneficial Owner who holds shares through an Agent Member to another Beneficial Owner who holds shares through the same Agent Member shall be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Remarketing Agent. The Fund has not registered the Series 2 VRDP Shares under the Securities Act. Accordingly, the Series 2 VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the Series 2 VRDP Shares.

(b)        The Investment Adviser, affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a purchase of Series 2 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), and Persons over which the Investment Adviser, or affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority (other than the Fund, in the case of a purchase of Series 2 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), are not permitted to purchase Series 2 VRDP Shares without the prior written consent of the Liquidity Provider, and any such purchases without such consent shall be void ab initio; provided, however, that the Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the Series 2 VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of Series 2 VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Adviser in riskless principal transactions with respect to such purchases of Series 2 VRDP Shares.

(c)        If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of Series 2 VRDP Shares and prospective purchasers of Series 2 VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

8.        Global Certificate.

Prior to the commencement of a Voting Period, (i) all of the shares of Series 2 VRDP outstanding from time to time shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of Series 2 VRDP shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

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IN WITNESS WHEREOF, Nuveen New Jersey Dividend Advantage Municipal Fund has caused these presents to be signed as of [—], 2014 in its name and on its behalf by its Chief Administrative Officer and attested by its Vice President and Secretary. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, the trustees of the Fund or the shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name: Gifford R. Zimmerman
Title: Chief Administrative Officer

ATTEST:

Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

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NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 3

VARIABLE RATE DEMAND PREFERRED SHARES

(Relating to the issuance of Series 3 Variable Rate Demand Preferred Shares by the above-named fund in exchange for the outstanding Series 2 Variable Rate Demand Preferred Shares of

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ))

Effective Date: [—], 2014

i

ii

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF SERIES 3 VARIABLE RATE DEMAND PREFERRED SHARES

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:

FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust, the Board of Trustees has, by resolution, authorized the issuance of preferred shares, $.01 par value per share, classified as Variable Rate Demand Preferred Shares with a liquidation preference of $100,000 per share in such one or more series as may be authorized and issued from time to time (each, a “Series,” and each such Series being referred to herein as a “Series of VRDP,” and shares of all such Series being referred to herein individually as a “VRDP Share” and collectively as “VRDP Shares” or “VRDP”);

SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Series 3 Variable Rate Demand Preferred Shares designated below are as follows or as set forth in an amendment or supplement hereto:

DESIGNATION OF SERIES 3 VRDP

Series 3: A series of preferred shares, par value $.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series 3 Variable Rate Demand Preferred Shares,” also referred to herein as “Series 3 VRDP” or “Series 3 VRDP Shares.” Each share of Series 3 VRDP shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration, as set forth in Parts I and II of this Statement (as defined below). With respect to the initial issuance of Series 3 VRDP, each share of Series 3 VRDP shall have an Applicable Rate equal to the rate determined by the Remarketing Agent on the Target Fund VRDP (as defined below) on Wednesday, [—], 2014 for the Initial Rate Period from, and including the Date of Original Issue to, and including [—], 2014 and an initial Dividend Payment Date of [—], 2014. The Series 3 VRDP shall constitute a separate series of preferred shares of the Fund and each share of Series 3 VRDP shall be identical.

The number of Series 3 VRDP Shares which the Board of Trustees has initially authorized for issuance is 886. The Board of Trustees may, from time to time, authorize the issuance of additional Series 3 VRDP Shares in accordance with the terms hereof.

One share of Series 3 VRDP initially authorized for issuance as stated above shall be issued and distributed in respect of each share of Series 2 Variable Rate Demand Preferred Shares of Nuveen New Jersey Premium Income Municipal Fund, Inc. (the “Target Fund VRDP”) outstanding on the date of distribution in connection with the reorganization of Nuveen New Jersey Premium Income Municipal Fund, Inc. (the “Target Fund”) as described in the Information Memorandum (as defined below).

1

DEFINITIONS

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a)        “Agent Member” means a Person with an account at the Securities Depository that holds one or more Series 3 VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

(b)        “Alternate VRDP Purchase Agreement” means any agreement with a successor Liquidity Provider replacing the VRDP Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially identical to the Purchase Obligation therein as determined by the Fund.

(c)        “Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index Rate or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

(d)        “Applicable Percentage” shall have the meaning set forth in the definition of the Maximum Rate.

(e)        “Applicable Rate” means the dividend rate per annum on any Series 3 VRDP Shares for a Rate Period determined as set forth in paragraph (e)(i) of Section 2 of Part I of this Statement or in the definition of “Maximum Rate.”

(f)        “Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the Series 3 VRDP Shares for a Subsequent Rate Period, as provided in the Remarketing Agreement and Part II of this Statement.

(g)        “Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described in the definition of Maximum Rate) (i) when there is not a Failed Remarketing Condition, 200 basis points (2.00%), and (ii) while a Failed Remarketing Condition has occurred or is continuing, 200 basis points (2.00%) (up to 59 days of a continued Failed Remarketing Condition), 225 basis points (2.25%) (60 days but fewer than 90 days of a continued Failed Remarketing Condition), 250 basis points (2.50%) (90 days but fewer than 120 days of a continued Failed Remarketing Condition), 275 basis points (2.75%) (120 days but fewer than 150 days of a continued Failed Remarketing Condition), 300 basis points (3.00%) (150 days but fewer than 180 days of a continued Failed Remarketing Condition), and 400 basis points (4.00%) (180 days or more of a continued Failed Remarketing Condition); provided, that, if at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) the Failed Remarketing Condition no longer exists due to the successful remarketing of all Purchased VRDP Shares, such Applicable Spread of 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate

2

Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists; provided further, that (i) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 225 basis points (2.25%), the date such new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition, (ii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 250 basis points (2.50%), the date such new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition, (iii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 275 basis points (2.75%), the date such new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition, (iv) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 300 basis points (3.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition, and (v) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 400 basis points (4.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition, in each case, solely for purposes of determining the Applicable Spread.

(h)        “Beneficial Owner” means a Person in whose name Series 3 VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of Series 3 VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

(i)        “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.

(j)        “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

(k)        “Code” means the Internal Revenue Code of 1986, as amended.

(l)        “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

(m)        “Cure Date” means the VRDP Basic Maintenance Cure Date or the Minimum VRDP Asset Coverage Cure Date, as the case may be.

(n)        “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

(o)        “Date of Original Issue,” with respect to any Series 3 VRDP Share, means the date on which the Fund initially issued such Series 3 VRDP Share.

(p)        “Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

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(q)        “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations (long-term or short-term as to the applicable type of obligation) as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

(r)        “Discounted Value,” as of any Valuation Date, means, with respect to a Rating Agency Eligible Asset, the quotient of the Market Value thereof divided by the applicable discount factor, or as otherwise set forth in the applicable Rating Agency Guidelines as then used by the Fund.

(s)        “Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, means the date that is the first Business Day of each calendar month on which dividends on shares of Series 3 VRDP are paid to Holders.

(t)        “Dividend Period,” with respect to Series 3 VRDP, means the period from, and including, the Date of Original Issue in connection with the initial issuance of shares of such Series to, but excluding, the initial Dividend Payment Date for shares of such Series and any period thereafter from, and including, one Dividend Payment Date for shares of such Series to, but excluding, the next succeeding Dividend Payment Date for shares of such Series.

(u)        “Effective Leverage Ratio” shall have the meaning set forth in the VRDP Fee Agreement.

(v)        “Effective Leverage Ratio Cure Period” shall have the meaning set forth in the VRDP Fee Agreement.

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(w)        “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

(x)        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(y)        “Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation, amalgamation with, or merger with or into or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation, amalgamation with, or merger with or into another entity or the transfer of all or substantially all of the Liquidity Provider’s assets; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider (including by operation of law) under the terms of the VRDP Purchase Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in (i) above.

(z)        “Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

(aa)        “Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any Series 3 VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including Series 3 VRDP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

(bb)        “Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of Series 3 VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and this Statement.

(cc)        “Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold Series 3 VRDP

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Shares, that were subject to a valid Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully Remarketed, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully Remarketed or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a validly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

(dd)        “Failure to Deposit” means, with respect to shares of Series 3 VRDP, a failure by the Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for shares of such Series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such Series or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for shares of such Series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is provided pursuant to paragraph (c) of Section 10 of Part 1 of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of Series 3 VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(ee)        “Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of Series 3 VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

(ff)        “Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

(gg)        “Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after regular federal and New Jersey personal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner.

Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) only taking into account the regular federal income tax and New Jersey personal income tax with respect to dividends received from the Fund (that is, without giving effect to any other New Jersey tax or any other federal tax based on income, such as (A) the alternative

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minimum tax or (B) the “Medicare tax,” which at the date hereof is imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates); and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner at the maximum marginal combined regular federal and New Jersey personal income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

(hh)        “Holder” means a Person in whose name a Series 3 VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

(ii)        “Information Memorandum” means the proxy statement of the Fund, the Target Fund and the other fund named therein, dated [—], 2014, and the information memorandum attached thereto, as amended, revised or supplemented from time to time, including, if applicable, in connection with any Remarketing or offering of additional Series 3 VRDP Shares.

(jj)        “Initial Rate Period” means the period commencing on and including the Date of Original Issue in connection with the initial issuance of shares of the Series designated Series 3 Variable Rate Demand Preferred Shares of the Fund and ending on, and including, [—], 2014, the next succeeding Wednesday, as set forth under “Designation of Series 3 VRDP” above.

(kk)        “Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

(ll)        “Late Charge” shall have the meaning specified in paragraph (e)(i)(C) of Section 2 of Part I of this Statement.

(mm)        “LIBOR Dealer” means RBC Capital Markets, LLC and such other dealer or dealers as the Fund from time to time may appoint or in lieu of any thereof, their respective affiliates and successors.

(nn)        “LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund’s approval) are quoting on the relevant

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LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if no LIBOR Dealer quotes a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(oo)        “Liquidation Preference,” with respect to a given number of Series 3 VRDP Shares, means $100,000 times that number.

(pp)        “Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated at least investment grade by each NRSRO then rating such security or investment.

(qq)        “Liquidity Provider” means any entity in such capacity pursuant to a VRDP Purchase Agreement, initially, Royal Bank of Canada, acting through its WFC, New York, Branch.

(rr)        “Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 3 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

(ss)        “Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

(tt)        “London Business Day” means any day on which commercial banks are generally open for business in London.

(uu)        “Mandatory Purchase” means the mandatory purchase of Outstanding Series 3 VRDP Shares by the Liquidity Provider pursuant to the VRDP Purchase Agreement in connection with a Mandatory Purchase Event.

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(vv)        “Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with this Statement and the VRDP Purchase Agreement.

(ww)        “Mandatory Purchase Event” means (i) in connection with the termination of the VRDP Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement being replaced, or (ii) in connection with the termination of the VRDP Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

(xx)        “Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of Series 3 VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

(yy)        “Mandatory Tender” with respect to a Mandatory Tender Event, means the mandatory tender of all Series 3 VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, Series 3 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 3 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such Series 3 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(zz)        “Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any Series 3 VRDP Share, on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) with the prior written consent of the Liquidity Provider with respect to its classification as a Mandatory Tender Event, each failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination

9

Date, as the case may be, of the VRDP Purchase Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with this Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), to the extent that the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

(aaa)        “Mandatory Tender Notice” means, in connection with the Mandatory Tender of Series 3 VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

(bbb)        “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

(ccc)        “Maximum Rate” means, for Series 3 VRDP Shares on any Rate Determination Date or in respect of the occurrence of a Failed Remarketing Condition for shares of such Series, the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The Maximum Rate for Series 3 VRDP Shares will depend on the long-term rating assigned to the Series 3 VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereto that any ordinary income or capital gains will be included in the dividend on Series 3 VRDP Shares for that Rate Period. The Applicable Percentage of the Applicable Base Rate is as follows:

Long-Term Ratings*		Applicable Percentage of Applicable Base Rate—No Notification
Moody’s	Fitch
Aa3 to Aaa	AA- to AAA	100%
Baa3 to A1	BBB- to A+	110%
Below Baa3**	Below BBB-**	135%

*	And/or the equivalent ratings of another Rating Agency then rating the Series 3 VRDP Shares utilizing the higher of the ratings of the Rating Agencies then rating the Series 3 VRDP Shares.
**	Includes unrated, if no Rating Agency is then rating the Series 3 VRDP Shares.

provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income and capital gains will be included in the dividend on Series 3 VRDP Shares for that

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Rate Period, the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal combined regular federal and New Jersey personal income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and if previously adjusted upward, subsequent downward) adjustment as provided in the Remarketing Agreement, provided, that, notwithstanding any provision to the contrary in the Remarketing Agreement, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such increase, the Fund would be in compliance with the Minimum VRDP Asset Coverage and the VRDP Basic Maintenance Amount in the Rating Agency Guidelines (if applicable). Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the Remarketing Agreement, provided, that, notwithstanding any provision to the contrary in the Remarketing Agreement, immediately following any such increase, the Fund would be in compliance with the Minimum VRDP Asset Coverage and the VRDP Basic Maintenance Amount (if applicable).

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and (ii) until the first day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than 28 Rate Period Days.

Notwithstanding any provision to the contrary in the Remarketing Agreement, in no event shall the Maximum Rate exceed 15%; provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 3 VRDP Shares for that Rate Period, the Maximum Rate shall not exceed 15% divided by the quantity 1 minus the maximum marginal combined regular federal and New Jersey personal income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

(ddd)        “Minimum Rate Period” means any Rate Period consisting of seven Rate Period Days, as adjusted to give effect to any adjustments to a Rate Determination Date as provided in the definition of such term.

(eee)        “Minimum VRDP Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the VRDP Fee Agreement with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the VRDP Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

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(fff)        “Minimum VRDP Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain the Minimum VRDP Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of any month, the tenth Business Day of the following month.

(ggg)        “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

(hhh)        “Municipal Obligations” means municipal securities as described in the Information Memorandum.

(iii)        “1940 Act” means the Investment Company Act of 1940, as amended.

(jjj)        “Notice of Proposed Special Rate Period” means any notice with respect to a proposed Special Rate Period of Series 3 VRDP Shares pursuant to paragraph (c) of Section 4 of Part I of this Statement.

(kkk)        “Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached to the VRDP Purchase Agreement.

(lll)        “Notice of Redemption” means any notice with respect to the redemption of Series 3 VRDP Shares pursuant to paragraph (c) of Section 10 of Part I of this Statement.

(mmm)        “Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the Series 3 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(nnn)        “Notice of Special Rate Period” means any notice with respect to a Special Rate Period of VRDP Shares pursuant to paragraph (d)(i) of Section 4 of Part I of this Statement.

(ooo)        “Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, indicating an intention to tender Series 3 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(ppp)        “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

(qqq)        “Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

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(rrr)        “Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

(sss)        “Optional Tender” means any tender of Series 3 VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing Series 3 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 3 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 3 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(ttt)        “Other Special Rate Period Provisions” shall have the meaning specified in paragraph (f) of Section 4 of Part I of this Statement.

(uuu)        “Outstanding” means, as of any date with respect to VRDP Shares of any Series, the number of shares of such Series theretofore issued by the Fund except, without duplication, (i) any shares of such Series theretofore cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redeemed by the Fund, (ii) any shares of such Series with respect to which, in the case of Series 3 VRDP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 10 of Part I of this Statement or, in the case of VRDP Shares of any other Series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such Series as to which the Fund shall be a Beneficial Owner, and (iv) any shares of such Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any such Series 3 VRDP Share will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(vvv)        “Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(www)        “Preferred Shares” means the preferred shares of the Fund and includes the VRDP Shares of each Series.

(xxx)        “Preliminary Notice of Purchase” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(yyy)        “Purchase Date,” with respect to any purchase of Series 3 VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date

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specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement being replaced; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of the proposed Special Rate Period.

(zzz)        “Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Purchase Agreement to purchase Outstanding Series 3 VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender, in each case following delivery of a Final Notice of Purchase with respect to such Series 3 VRDP Shares, and Holders, in the case of any Mandatory Purchase.

(aaaa)        “Purchase Price” means an amount equal to the Liquidation Preference of any Series 3 VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

(bbbb)        “Purchased VRDP Shares” means all Series 3 VRDP Shares purchased by the Liquidity Provider pursuant to the VRDP Purchase Agreement, so long as such Series 3 VRDP Shares are owned by the Liquidity Provider.

(cccc)        “Rate Determination Date” means, with respect to the Series 3 VRDP Shares, the last day of a Rate Period for the Series 3 VRDP Shares or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

(dddd)        “Rate Period,” with respect to Series 3 VRDP, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period, for shares of such Series.

(eeee)        “Rate Period Days,” for any Rate Period, means the number of days in such Rate Period.

(ffff)        “Rating Agency” means each NRSRO, if any, then providing a rating for the Series 3 VRDP Shares pursuant to the request of the Fund, including, at the date hereof, Fitch, Moody’s and S&P.

(gggg)        “Rating Agency Certificate” has the meaning specified in paragraph (b) of Section 7 of Part I of this Statement.

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(hhhh)        “Rating Agency Eligible Assets” means assets of the Fund set forth in the applicable Rating Agency Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with Rating Agency ratings of Series 3 VRDP Shares.

(iiii)        “Rating Agency Guidelines” means the guidelines provided by each Rating Agency, as such guidelines may be amended from time to time, in connection with the Rating Agency’s rating of Series 3 VRDP Shares.

(jjjj)        “Redemption Price” means the applicable redemption price specified in paragraph (a) or (b) of Section 10 of Part I of this Statement.

(kkkk)        “Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Fund may from time to time appoint.

(llll)        “Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

(mmmm)        “Related Party Termination Date” means the effective date of the Related Party Termination Event.

(nnnn)        “Related Party Termination Event” means termination of the VRDP Purchase Agreement by its terms as of the Related Party Termination Date in the event of the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of Series 3 VRDP Shares pursuant to the terms of the VRDP Purchase Agreement.

(oooo)        “Remarketing” means the remarketing of Series 3 VRDP Shares by the Remarketing Agent on behalf of Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and Part II of this Statement.

(pppp)        “Remarketing Agent” means the entity appointed as such with respect to Series 3 VRDP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund.

(qqqq)        “Remarketing Agreement” means the agreement with respect to the Series 3 VRDP Shares by and among the Fund, the Investment Adviser and the Remarketing Agent, which provides, among other things, that the Remarketing Agent will follow the Applicable Rate Determination procedures for purposes of determining the Applicable Rate for shares of Series 3 VRDP and the Remarketing Procedures, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

(rrrr)        “Remarketing Notice” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(ssss)        “Remarketing Procedures” means the procedures for conducting Remarketings set forth in Part II of this Statement.

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(tttt)        “Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

(uuuu)        “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

(vvvv)        “Scheduled Termination Date” means April 15, 2015, or any succeeding date to which the term of the VRDP Purchase Agreement is extended.

(wwww)        “SEC” means the Securities and Exchange Commission.

(xxxx)        “Securities Act” means the Securities Act of 1933, as amended.

(yyyy)        “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

(zzzz)        “SIFMA Municipal Swap Index” means, on any Rate Determination Date, the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on the Rate Determination Date.

(aaaaa)        “SIFMA Municipal Swap Index Rate” means, on any Rate Determination Date, (i) the SIFMA Municipal Swap Index produced and made available on such date, or (ii) if such index is not made available by 3:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index Rate as in effect on the previous Rate Determination Date.

(bbbbb)        “Special Rate Period,” with respect to Series 3 VRDP Shares, means a Rate Period that is established in accordance with paragraph (a) of Section 4 of Part I of this Statement.

(ccccc)        “Special Redemption Provisions” shall have the meaning specified in paragraph (a)(i) of Section 10 of Part I of this Statement.

(ddddd)        “Statement” means this statement establishing and fixing the rights and preferences of Series 3 VRDP Shares, as it may be amended or supplemented from time to time.

(eeeee)        “Subsequent Rate Period,” with respect to shares of Series 3 VRDP, means the period from, and including, the first day following the Initial Rate Period of shares of such Series to, and including, the next Rate Determination Date for shares of such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

(fffff)        “Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Fund; provided that none of such entities shall be an existing LIBOR Dealer.

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(ggggg)        “Taxable Allocation” shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

(hhhhh)        “Tender” means an Optional Tender or Mandatory Tender, as applicable.

(iiiii)        “Tender and Paying Agent” means The Bank of New York Mellon, or any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the Series 3 VRDP Shares.

(jjjjj)        “Tender and Paying Agent Agreement” means the agreement with respect to the Series 3 VRDP Shares entered into between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

(kkkkk)        “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

(lllll)        “Valuation Date” means, for purposes of determining whether the Fund is maintaining the VRDP Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.

(mmmmm)        “Voting Period” shall have the meaning specified in paragraph (b)(i) of Section 5 of Part I of this Statement.

(nnnnn)        “VRDP Basic Maintenance Amount,” as of any Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines.

(ooooo)        “VRDP Basic Maintenance Cure Date,” with respect to the failure by the Fund to satisfy the VRDP Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines, but in no event shall it be longer than 10 calendar days following such Valuation Date.

(ppppp)        “VRDP Basic Maintenance Report” shall have the meaning set forth in the Rating Agency Guidelines.

(qqqqq)        “VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement with respect to Series 3 VRDP Shares, dated as of [—], 2014, between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time, or any similar agreement with a successor Liquidity Provider.

(rrrrr)        “VRDP Purchase Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement with respect to Series 3 VRDP Shares, dated as of [—], 2014, between the Tender and Paying Agent and the Liquidity Provider, as amended, modified or supplemented, or any Alternate VRDP Purchase Agreement.

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PART I

1.        Number of Authorized Shares.

The initial number of authorized shares constituting Series 3 VRDP is as set forth above under the title “Designation of Series 3 VRDP.”

2.        Dividends.

(a)        Ranking. The shares of Series 3 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.

(b)        Cumulative Cash Dividends. The Holders of Series 3 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such Series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of Part I of this Statement and Section 6 of Part II of this Statement), payable on the Dividend Payment Dates with respect to shares of such Series determined pursuant to paragraph (d) of this Section 2. Holders of Series 3 VRDP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Series 3 VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series 3 VRDP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage, except that the Fund shall pay as a supplemental dividend a Late Charge (as defined below in paragraph (e)(i)(C) of this Section 2) on account of a Failure to Deposit, if any, in respect of each day during the period commencing on the day a Failure to Deposit occurs through and including the day immediately preceding the earlier of (i) the day the Failure to Deposit is cured and (ii) the third Business Day next succeeding the day on which the Failure to Deposit occurred.

(c)        Dividends Cumulative from Date of Original Issue. Dividends on Series 3 VRDP Shares shall be declared daily and accumulate at the Applicable Rate for shares of such Series from the Date of Original Issue thereof.

(d)        Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Date with respect to Series 3 VRDP Shares shall be the first Business Day of each calendar month; provided, however, that:

(i)        notwithstanding the foregoing, the Fund in its discretion may establish more frequent Dividend Payment Dates than monthly in respect of any Minimum Rate Period, and the Dividend Payment Date for the Dividend Period prior to the commencement of a Special Rate Period following a Minimum Rate Period shall be the Business Day immediately following the end of such Minimum Rate Period; and

(ii)        notwithstanding the foregoing, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period for Series 3 VRDP Shares; provided, however, that such dates shall be set forth in the Notice of Proposed Special Rate Period and Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Remarketing Agent, which Notice of Proposed Special Rate Period and Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be

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a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of Part I of this Statement.

(e)        Applicable Rates and Calculation of Dividends.

(i)        Applicable Rates. The dividend rate on Series 3 VRDP Shares during the Initial Rate Period shall be equal to the rate per annum specified under “Designation of Series 3 VRDP” above. For each Subsequent Rate Period of the Series 3 VRDP Shares thereafter, the dividend rate on shares of such Series shall be equal to the rate per annum that results from the Applicable Rate Determination for shares of such Series on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A)        if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such Series for such Subsequent Rate Period will be adjusted to the Maximum Rate for shares of such Series on the Rate Determination Date therefor;

(B)        in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and (ii) until the first day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than 28 Rate Period Days;

(C)        if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period thereof, but, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2, and the Fund shall have paid to the Tender and Paying Agent as a late charge (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period of the shares of such Series, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the Redemption Price of the shares, if any, of such Series for which

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Notice of Redemption had been provided by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement, an amount computed by multiplying, (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the redemption date, plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series to be redeemed (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day), and if a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with paragraph (f) of this Section 2, no Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for shares of such Series for such Subsequent Rate Period will be the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period;

(D)        if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, and, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of shares of such Series for the first Subsequent Rate Period therefor thereafter (or for any Rate Period therefor thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be “below ‘Baa3’/‘BBB-’”); or

(E)        in connection with a Special Rate Period, the Fund may establish other or additional terms with respect to the dividend rate in accordance with Section 4 of Part I of this Statement.

Each dividend rate determined in accordance with this paragraph (e)(i) of Section 2 of Part I of this Statement shall be an “Applicable Rate.”

(ii)        Calculation of Dividends. The amount of dividends per share payable on shares of Series 3 VRDP on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for shares of such Series for each Rate Period in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of

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which shall be the number of days in such Dividend Period or Dividend Periods or part thereof for which each Applicable Rate is in effect and the denominator of which shall be the actual number of days in the year (365 or 366), and applying each such rate obtained against $100,000.

(f)        Curing a Failure to Deposit. A Failure to Deposit with respect to shares of Series 3 VRDP shall be cured for purposes of paragraph (e) above on the Business Day on which, by 12:00 noon, New York City time, the Fund shall have paid to the Tender and Paying Agent (A) all accumulated but unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g)        Dividend Payments by Fund to Tender and Paying Agent. In connection with each Dividend Payment Date for Series 3 VRDP Shares, the Fund shall pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, on the earlier of (i) the third Business Day next succeeding the Rate Determination Date immediately preceding the Dividend Payment Date and (ii) the Business Day immediately preceding the Dividend Payment Date, an aggregate amount of Deposit Securities equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date, or as otherwise provided for and in connection with designation of a Special Rate Period. If an aggregate amount of funds equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date are not available in New York, New York, by 12:00 noon, New York City time, on the Business Day immediately preceding such Dividend Payment Date, the Tender and Paying Agent will notify the Liquidity Provider by Electronic Means of such fact prior to the close of business on such day.

(h)        Tender and Paying Agent as Trustee of Dividend Payments by Fund. All Deposit Securities paid to the Tender and Paying Agent for the payment of dividends on Series 3 VRDP Shares shall be held in trust for the payment of such dividends by the Tender and Paying Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were so to have been applied upon request of the Fund.

(i)        Dividends Paid to Holders. Each dividend on Series 3 VRDP Shares shall be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of Series 3 VRDP Shares, the transferor as Beneficial Owner of Series 3 VRDP Shares shall be deemed to have agreed pursuant to the terms of the Series 3 VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the Series 3 VRDP Shares in exchange for payment of the Purchase Price for such Series 3 VRDP Shares by the transferee.

(j)        Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on Series 3 VRDP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with

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respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

(k)        Dividends Designated as Exempt-Interest Dividends. Dividends on Series 3 VRDP Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3.        Gross-Up Payments. Holders of Series 3 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a)        If the Fund allocates any net capital gains or ordinary income taxable for regular federal and New Jersey personal income tax purposes to a dividend paid on Series 3 VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as provided in Section 6 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”), the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(b)        The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

4.        Designation of Special Rate Periods.

(a)        Length of and Preconditions for Special Rate Period. The Fund, at its option, may designate any succeeding Subsequent Rate Period for Series 3 VRDP Shares as a Special Rate Period consisting of the duration specified by the Fund in accordance with this Section 4 and ending on a Wednesday, subject to adjustment as provided in paragraph (b) of this Section 4, or, if so designated by the Fund, ending on the final redemption date specified in paragraph (b)(i)(A) of Section 10 of Part I of this Statement. Except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and paragraph (d)(i) of this Section 4, (B) no Series 3 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, in each case, on Series 3 VRDP Shares, and (C) if any Notice of Redemption shall have been provided by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement with respect to any shares of such Series, the Redemption Price with respect to such shares shall have been deposited with the Tender and Paying Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for Series 3 VRDP Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify each Rating Agency then rating the Series 3 VRDP Shares in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide each Rating Agency then rating the Series 3 VRDP Shares with such documents as the applicable Rating Agency may request.

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(b)        Adjustment of Length of Special Rate Period. In the event the Fund wishes to designate a Subsequent Rate Period for Series 3 VRDP Shares as a Special Rate Period, but the day that would otherwise be the last day of such Special Rate Period is not a Wednesday that is a Business Day, then the Special Rate Period shall end on the next Business Day and the succeeding Subsequent Rate Period (if it is a Minimum Rate Period) will end on the following Wednesday.

(c)        Notice of Proposed Special Rate Period. If the Fund proposes to designate any Subsequent Rate Period for Series 3 VRDP Shares as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice (“Notice of Proposed Special Rate Period”) shall be sent by the Fund by Electronic Means (or by first-class mail, postage prepaid, where the Series 3 VRDP Shares are in physical form) to the Holders of shares of such Series with copies provided to the Tender and Paying Agent, the Liquidity Provider and the Remarketing Agent. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period for the Series 3 VRDP Shares as a Special Rate Period, specifying the first day thereof, (B) that the Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such first day (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any Series 3 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, in each case, on Series 3 VRDP Shares (E) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (F) a description of the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period.

(d)        Notice of Special Rate Period. No later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of any proposed Special Rate Period for Series 3 VRDP Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Fund shall deliver to the Remarketing Agent and the Liquidity Provider either:

(i)        a notice (“Notice of Special Rate Period”) stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such Series as a Special Rate Period, specifying the same and the first day thereof, (B) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) any Series 3 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable, in each case, on Series 3 VRDP Shares, prior to such Rate Determination Date have not been paid in full, (D) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (E) the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period, such notice to be accompanied by (if then applicable) a VRDP Basic

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Maintenance Report showing that, as of the third Business Day immediately preceding such proposed Special Rate Period, applicable Rating Agency Eligible Assets each have an aggregate Discounted Value at least equal to the VRDP Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that, to the extent then required under the applicable Rating Agency Guidelines, the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Rate Determination Date for the proposed Special Rate Period); or

(ii)        a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period for shares of such Series and that the next succeeding Rate Period of shares of such Series shall be a Minimum Rate Period.

(e)        Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in paragraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in paragraph (d)(i) of this Section 4, a VRDP Basic Maintenance Report to the effect set forth in such paragraph (if then required by the applicable Rating Agency Guidelines)) with respect to the designation of the proposed Special Rate Period to the Remarketing Agent and the Liquidity Provider by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Fund shall be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special Rate Period to the effect set forth in paragraph (d)(ii) of this Section 4. In the event the Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in paragraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in paragraph (d)(ii) of this Section 4, the Fund will provide each Rating Agency then rating the Series 3 VRDP Shares a copy of such notice.

(f)        Other Special Rate Period Provisions. In connection with any Special Rate Period designated pursuant to this Section 4, the Fund, without the vote or consent of any Holder of Series 3 VRDP Shares but with prior written consent of the Liquidity Provider, may provide for provisions relating solely to such Special Rate Period that differ from those provided in this Statement, including with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 10(b)(i)(A) of this Statement) and modified or new definitions (“Other Special Rate Period Provisions”); provided that such provisions do not affect the parity ranking of Series 3 VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

5.        Voting Rights.

(a)        One Vote Per VRDP Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of VRDP Shares shall be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and of Common Shares

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shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)        Voting for Additional Trustees.

(i)        Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including VRDP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including VRDP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A)        if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

(B)        if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).

(ii)        Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 5, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 5 on a one-vote-per-share basis.

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(iii)        Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 5.

(c)        Holders of VRDP Shares to Vote on Certain Other Matters.

(i)        Increases in Capitalization and Certain Amendments. So long as any VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Series 3 VRDP Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Series 3 VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any Series of VRDP Shares (except that, notwithstanding the foregoing, the Board of Trustees, without the vote or consent of the Holders of Series 3 VRDP Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any Series of VRDP, including Series 3 VRDP, or classes or series of Preferred Shares ranking on a parity with Series 3 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund), or (b) amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Series 3 VRDP Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Series 3 VRDP Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Series 3 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Fund not to satisfy the Minimum VRDP Asset Coverage. For purposes of the foregoing, except as otherwise set forth in this Statement, no matter shall be deemed to materially and adversely affect any

26

right, preference or power of the Series 3 VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes any preferential right of such Series; (ii) creates, alters or abolishes any right in respect of redemption of such Series; or (iii) creates or alters (other than to abolish or to comply with applicable law) any restriction on transfer applicable to such Series. So long as any Series 3 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Series 3 VRDP Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of Series 3 VRDP in a manner different from any other Series of VRDP, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of the Series 3 VRDP outstanding at the time, in person or by proxy, either in writing or at a meeting (the Series 3 VRDP voting as a separate class). Notwithstanding the foregoing, the Fund, without approval of Holders of Series 3 VRDP Shares or other shareholders of the Fund, has the right to (x) terminate the services of any and all Rating Agencies providing a long-term rating for the Series 3 VRDP Shares, and such rating or ratings, to the extent it or they would have been taken into account in any of the provisions in this Statement, will be disregarded (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) and (y) provide for Other Special Rate Period Provisions in accordance with, but subject to the limitations set forth in, paragraph (f) of Section 4 of Part I of this Statement. No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement.

(ii)        1940 Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including VRDP Shares, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a “majority of the Outstanding Preferred Shares,” including VRDP Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a “majority of the Outstanding Preferred Shares,” including VRDP Shares, voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Series 3 VRDP Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than 10 Business Days prior to the date on which such vote is to be taken, notify each Rating Agency then rating the Series 3 VRDP Shares that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than 10 Business Days after the date on which such vote is taken, notify Moody’s (if Moody’s is then rating the Series 3 VRDP Shares) of the results of such vote.

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(iii)        Exclusive Right to Vote on Certain Matters. Except as otherwise required by the 1940 Act or other applicable law or the Declaration, (i) whenever a vote of Holders of Series 3 VRDP Shares is otherwise required by this Statement, Holders of Outstanding shares of Series 3 VRDP will be entitled as a Series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting shares of Series 3 VRDP only and (ii) Holders of outstanding shares of Series 3 VRDP will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of shares of Series 3 VRDP as expressly set forth in the Declaration and this Statement.

(d)        Fund May Take Certain Actions Without Shareholder Approval. The Fund is not required to maintain any particular short-term or long-term ratings for the Series 3 VRDP Shares, and, subject only to Section 9 of this Part I, the Fund, without the vote, approval or consent of any holder of Preferred Shares, including any Series of VRDP, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining, maintaining or changing the rating of any Rating Agency which is then rating the Series 3 VRDP Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Series 3 VRDP Shares, or the Holders thereof.

Subject only to Section 9 of this Part I, the Fund may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the Series 3 VRDP Shares without replacement, in either case, without the approval of Holders of Series 3 VRDP Shares or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a long-term rating for the Series 3 VRDP Shares or the Fund terminates the services of a Rating Agency then providing a long-term rating for the Series 3 VRDP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the Series 3 VRDP Shares included in this Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate).

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency, will be reflected in written documents, including the ratings methodologies of the applicable Rating Agency, and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holders of Series 3 VRDP Shares, or any other shareholder of the Fund.

Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of (i) the Fund to make certain adjustments in the Remarketing Agreement as provided under the definition of “Maximum Rate,” subject to the limitations set forth in such definition, or (ii) the Board of Trustees to amend or alter other provisions of this Statement, without the vote, approval or consent of any Holder of Series 3 VRDP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement.

(e)        Voting Rights Set Forth Herein are Sole Voting Rights. Unless otherwise required by law, the Holders of Series 3 VRDP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein.

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(f)        No Preemptive Rights or Cumulative Voting. The Holders of Series 3 VRDP Shares shall have no preemptive rights or rights to cumulative voting.

(g)        Sole Remedy for Fund’s Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the Series 3 VRDP Shares, the sole remedy of the Holders under this Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Statement and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section 5.

(h)        Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Series 3 VRDP Share and no Series 3 VRDP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph (c) of Section 10 of Part I of this Statement and Deposit Securities in an amount equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose. Series 3 VRDP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

6.        Minimum VRDP Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any Series 3 VRDP Share is Outstanding, the Minimum VRDP Asset Coverage.

7.        VRDP Basic Maintenance Amount.

(a)        Subject to paragraph (c) below, so long as Series 3 VRDP Shares are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the VRDP Basic Maintenance Amount (as then provided in the applicable Rating Agency Guidelines).

(b)        Subject to paragraph (c) below, the Fund shall deliver to each Rating Agency which is then rating Series 3 VRDP Shares and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding Minimum VRDP Asset Coverage, the VRDP Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a “Rating Agency Certificate”). Subject to paragraph (c) below, a failure by the Fund to deliver a Rating Agency Certificate with respect to the VRDP Basic Maintenance Amount shall be deemed to be delivery of a Rating Agency Certificate indicating the Discounted Value for all assets of the Fund is less than the VRDP Basic Maintenance Amount, as of the relevant Valuation Date.

(c)        The Fund is not required to maintain any particular long-term ratings for the Series 3 VRDP Shares, and the Rating Agency Guidelines may be changed or eliminated at any time without the approval of Holders of Series 3 VRDP Shares or any other shareholders of the Fund, including in connection with the change or elimination of any or all long-term ratings then applicable to the Series 3 VRDP Shares.

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8.        Restrictions on Dividends and Other Distributions.

(a)        Dividends on Preferred Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with Series 3 VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each Series of VRDP through its most recent dividend payment date. When dividends are not paid in full upon the shares of each Series of VRDP through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon VRDP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with VRDP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on VRDP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the VRDP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per Series 3 VRDP Share shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b)        Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c)        Other Restrictions on Dividends and Other Distributions. For so long as any Series 3 VRDP Share is Outstanding, and except as set forth in paragraph (a) of this Section 8 and paragraph (c) of Section 11 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Series 3 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Series 3 VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series 3 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Series 3 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of Series 3 VRDP through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of Series 3 VRDP Shares required to be

30

redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Series 3 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to Series 3 VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Series 3 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless, to the extent any Rating Agency or Agencies are then providing a long-term rating for the Series 3 VRDP Shares, immediately after such transaction the Discounted Value of Rating Agency Eligible Assets (as determined by each Rating Agency, if any, then rating the Series 3 VRDP Shares) would at least equal the VRDP Basic Maintenance Amount (if any), if then required by such Rating Agency or Agencies.

9.        Short-Term Ratings. The Fund will use its reasonable best efforts to maintain at least one short-term rating on the Series 3 VRDP Shares, to the extent that the Liquidity Provider then has a short-term debt rating.

10.        Redemption.

(a)        Optional Redemption.

(i)        Subject to the provisions of paragraph (iv) of this paragraph (a), shares of Series 3 VRDP may be redeemed, at the option of the Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor, at a Redemption Price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) shares of Series 3 VRDP may not be redeemed in part if after such partial redemption fewer than 50 shares of such Series remain Outstanding; (2) shares of Series 3 VRDP are not redeemable by the Fund during the Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period for shares of Series 3 VRDP, as delivered to the Remarketing Agent and filed with the Secretary of the Fund, may provide that shares of such Series shall not be redeemable during the whole or any part of such Special Rate Period or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).

(ii)        A Notice of Special Rate Period relating to Series 3 VRDP for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Trustees, after consultation with the Remarketing Agent and the Liquidity Provider, determines that such Special Redemption Provisions are in the best interest of the Fund.

(iii)        If fewer than all of the Outstanding shares of Series 3 VRDP are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of

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such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable. Subject to the provisions of this Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series 3 VRDP Shares will be redeemed from time to time.

(iv)        The Fund may not on any date send a Notice of Redemption pursuant to paragraph (c) of this Section 10 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Series 3 VRDP Shares by reason of the redemption of such shares on such redemption date and (b), if applicable, the Discounted Value of Rating Agency Eligible Assets (as determined by each Rating Agency, if any, then rating the Series 3 VRDP Shares) each at least equals the VRDP Basic Maintenance Amount, and would at least equal the VRDP Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

(b)        Mandatory Redemption. (i)        (A) The Fund shall redeem all Outstanding Series 3 VRDP Shares on April 1, 2043, at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

(B)        Except as otherwise provided below, the Fund shall redeem Preferred Shares, if the Fund fails to, if applicable, have Rating Agency Eligible Assets (as determined by each Rating Agency, if any, then rating the Series 3 VRDP Shares) with a Discounted Value greater than or equal to the VRDP Basic Maintenance Amount, and such failure is not cured on or before the VRDP Basic Maintenance Cure Date. In the event of failure by the Fund to have Rating Agency Eligible Assets with a Discounted Value greater than or equal to the VRDP Basic Maintenance Amount, if then applicable, the Fund may seek to cure such failure on or prior to the VRDP Basic Maintenance Cure Date by complying with the requirements of the Rating Agency or Rating Agencies, if any, then rating the Series 3 VRDP Shares as in effect at the time of such failure. Alternatively, on or prior to such VRDP Basic Maintenance Cure Date, the Fund may choose to cure such failure by (a) complying with the VRDP Basic Maintenance Amount applicable to long-term ratings for the Series 3 VRDP Shares lower than the ratings prevailing at the time of failure or (b) terminating the services of the Rating Agency or Agencies then providing a long-term rating of the Series 3 VRDP Shares. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the VRDP Basic Maintenance Cure Date, would together with all other Preferred Shares subject to retirement, result in the Fund’s having Rating Agency Eligible Assets (as determined by each Rating Agency, if any, then rating the Series 3 VRDP Shares) with a Discounted Value greater than or equal to the VRDP Basic Maintenance Amount on such VRDP Basic Maintenance Cure Date (provided, however,

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that, if there is no such minimum number of Preferred Shares the redemption of which would have such result, all Series 3 VRDP Shares and other Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund shall allocate the number to be redeemed pro rata among each Series of VRDP subject to redemption. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the VRDP Basic Maintenance Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the VRDP Basic Maintenance Cure Date, the Fund shall redeem those VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. The Fund will redeem any Series 3 VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

(C)        The Fund shall redeem Preferred Shares if the Fund fails to maintain the Minimum VRDP Asset Coverage in accordance with this Statement and such failure is not cured on or before the Minimum VRDP Asset Coverage Cure Date. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Minimum VRDP Asset Coverage Cure Date, would, together with all other Preferred Shares subject to retirement, result in the Fund’s maintaining the Minimum VRDP Asset Coverage on such Minimum VRDP Asset Coverage Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption of which would have such result, all VRDP Shares and other Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund shall allocate the number to be redeemed pro rata among each Series of VRDP subject to redemption. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the Minimum VRDP Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the Minimum VRDP Asset Coverage Cure Date, the Fund shall redeem those VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. The Fund will redeem any Series 3 VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

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(D)        Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding shares of Series 3 VRDP are to be redeemed pursuant to this paragraph (b), the number of shares of such Series to be redeemed shall be redeemed pro rata, by lot or other fair method, from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders.

(ii)        (A)    In accordance with this Statement and if then required pursuant to the VRDP Fee Agreement, if the Liquidity Provider acquires any Series 3 VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a period of six months during which such Purchased VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption; provided, that, as of the date of redemption: (i) to the extent any Series 3 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose Series 3 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, and (ii) to the extent (a) any Series 3 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose Series 3 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, the Liquidity Provider whose Series 3 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption shall have made written affirmation to the Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose Series 3 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso shall not relieve the Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and shall only result in a delay by the Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or such affirmation is no longer required. The six-month holding period for Purchased VRDP Shares acquired and held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares shall be determined by the Fund on a first-in, first-out basis. The Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Fund therefor, which date shall not be later than three Business Days after the expiration of the six-month period, except that if the Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to three Business Days after the expiration of the six-month period, the Fund shall redeem those Series 3 VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

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(B)        Upon the occurrence and continuance of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Series 3 VRDP Shares, by the fifth Business Day following delivery of notice thereof from the Liquidity Provider in accordance with the VRDP Fee Agreement, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares. If, while the Failed Remarketing Condition—Purchased VRDP Shares with respect to such Purchased VRDP Shares is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares as of the close of business on any Business Day is less than 110% of the Liquidation Preference of such Purchased VRDP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares is at least equal to 110% of the Liquidation Preference of such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian with a copy to the Liquidity Provider on any date to release any Liquidity Account Investments with respect to any Purchased VRDP Shares from such segregation and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund segregated as Liquidity Account Investments with respect to such Purchased VRDP Shares at the close of business on such date have a Market Value equal to 110% of the Liquidation Preference of such Purchased VRDP Shares and (y) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with paragraph (C) below with respect to such Purchased VRDP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account for any Purchased VRDP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(C)        Subject to notice having been received as referred to in subsection (B) above, the Market Value of the Deposit Securities held in the Liquidity Account for any Purchased VRDP Shares, from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the expiration of the six-month period for the Failed Remarketing Condition—Purchased VRDP Shares applicable to such Purchased VRDP Shares (which may result in multiple six month periods, each in respect of a Failed Remarketing Condition—Purchased VRDP Shares in respect of applicable Purchased VRDP Shares) specified in the table set forth below, shall not be less than the percentage

35

of the Liquidation Preference for such Purchased VRDP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of paragraph (D) below:

Number of Days* Preceding	Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

*	Or if such day is not a Business Day, the next succeeding Business Day

(D)        If the aggregate Market Value of the Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Purchased VRDP Shares for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Liquidity Account for such Purchased VRDP Shares, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account for such Purchased VRDP Shares is at least equal to the Liquidity Requirement for such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day.

(E)        The Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for such Purchased VRDP Shares. Upon the earlier to occur of (x) the successful remarketing of the Purchased VRDP Shares or (y) the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of such Purchased VRDP Shares on the Redemption Date for such Purchased VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for such Purchased VRDP Shares as contemplated by this Section 10(b)(ii) shall lapse and be of no further force and effect.

(F)        The provisions of paragraphs (A) through (E) of this Section 10(b)(ii) may be amended by the Fund, by resolution of the Board of Trustees duly adopted, without shareholder approval in order to conform to the terms of a VRDP Fee Agreement or as otherwise necessary or desirable in the judgment of the Board of Trustees, provided that the Fund receives the prior written consent of the Liquidity Provider.

(iii)        At least six months prior to the scheduled mandatory Redemption Date of April 1, 2043 specified in Section 10(b)(i) above, if any Series 3 VRDP Shares then remain Outstanding, the Fund shall cause the Custodian to segregate in a Liquidity Account (but without duplication of any Liquidity Account then in effect pursuant to Section 10(b)(ii) above), by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund, Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the then Outstanding Series 3 VRDP Shares. The Fund shall

36

maintain such Liquidity Account in accordance with Section 10(b)(ii)(B), (C) and (D) above and comply with the requirements set forth therein with respect to Liquidity Account Investments and the Liquidity Requirement; provided, that for purposes of this Section 10(b)(iii) all references therein to Purchased VRDP Shares shall be deemed to be to all Outstanding Series 3 VRDP Shares, all references therein to the Failed Remarketing Condition—Purchased VRDP Shares or the related six-month period shall be deemed to be to the six-month period preceding the scheduled mandatory Redemption Date of April 1, 2043, and the references to notice by the Liquidity Provider shall not be applicable. The Deposit Securities included in the Liquidity Account for the Outstanding Series 3 VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding Series 3 VRDP Shares. Upon the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding Series 3 VRDP Shares on the April 1, 2043 Redemption Date for the Outstanding Series 3 VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding Series 3 VRDP Shares as contemplated by this Section 10(b)(iii) shall lapse and be of no further force and effect.

(c)        Notice of Redemption. If the Fund shall determine or be required to redeem, in whole or in part, shares of Series 3 VRDP pursuant to paragraph (a) or (b)(i) of this Section 10, the Fund will send a notice of redemption (the “Notice of Redemption”), by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 3 VRDP Shares are in physical form), to Holders thereof and the Liquidity Provider or, in the case of a redemption pursuant to paragraph (b)(ii) of this Section 10, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Fund to promptly do so by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 3 VRDP Shares are in physical form) so long as the Notice of Redemption is furnished by the Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time shall be acceptable to the Tender and Paying Agent. A Notice of Redemption shall be sent to Holders not less than 10 days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of Series 3 VRDP Shares to be redeemed and the Series thereof; (iii) the CUSIP number for VRDP Shares of such Series; (iv) the Redemption Price; (v) the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the Series 3 VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of this Statement under which such redemption is made. If fewer than all Series 3 VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series 3 VRDP Shares to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(d)        No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 10, if any dividends on shares of Series 3 VRDP

37

(whether or not earned or declared) are in arrears, no shares of such Series shall be redeemed unless all Outstanding shares of such Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding shares of such Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding shares of such Series.

(e)        Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Series 3 VRDP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Series 3 VRDP Shares for which a Notice of Redemption has been provided, dividends may be declared and paid on Series 3 VRDP Shares and shall include those Series 3 VRDP Shares for which a Notice of Redemption has been provided.

(f)        Tender and Paying Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of Series 3 VRDP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed.

(g)        Deposit with the Tender and Paying Agent; Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been provided pursuant to paragraph (c) of this Section 10, not later than 12:00 noon, New York City time, on a Business Day not less than ten (10) days preceding the redemption date specified in such notice, the Fund shall irrevocably deposit with the Tender and Paying Agent an aggregate amount of Deposit Securities in an amount equal to the Redemption Price to be paid on the redemption date for the Series 3 VRDP Shares that are subject to such notice. Provided a Notice of Redemption has been provided pursuant to paragraph (c) of this Section 10, upon the deposit with the Tender and Paying Agent of Deposit Securities in an amount equal to the Redemption Price to be paid on the redemption date for the Series 3 VRDP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Purchase Agreement, for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in paragraph (e)(i) of Section 2 of this Part I and in Section 3 of Part I of this Statement. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of Series 3 VRDP Shares subject to redemption.

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In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the Series 3 VRDP Shares called for redemption on such date and (ii) all other amounts to which Holders of Series 3 VRDP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Series 3 VRDP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited. Notwithstanding the foregoing, Series 3 VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(h)        Compliance With Applicable Law. In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i)        Only Whole VRDP Shares May Be Redeemed. In the case of any redemption pursuant to this Section 10, only whole Series 3 VRDP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.

(j)        Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 10, the Fund may, in its sole discretion, modify the procedures set forth above with respect to notification of redemption for the Series 3 VRDP Shares, provided that such modification does not materially and adversely affect the Holders of the Series 3 VRDP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent. Furthermore, if in the sole discretion of the Board of Trustees, after consultation with counsel, modification of the foregoing redemption provisions are permissible under the rules and regulations or interpretations of the SEC and the Code with respect to the redemption of Series 3 VRDP Shares owned by the Liquidity Provider, the Fund, without shareholder approval, by resolution of the Board of Trustees, may modify such redemption procedures.

11.        Liquidation Rights.

(a)        Ranking. The shares of Series 3 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b)        Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series 3 VRDP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Series 3 VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to

39

such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of Part I of this Statement in connection with the liquidation of the Fund. After the payment to the Holders of the Series 3 VRDP Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Series 3 VRDP Shares as such shall have no right or claim to any of the remaining assets of the Fund.

(c)        Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of Series 3 VRDP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 11, no such distribution shall be made on account of Series 3 VRDP or any shares of any other class or series of Preferred Shares ranking on a parity with the Series 3 VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Series 3 VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of Series 3 VRDP Shares and all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d)        Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Series 3 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Series 3 VRDP Shares as provided in paragraph (b) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the Series 3 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series 3 VRDP Shares shall not be entitled to share therein.

(e)        Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.

12.        Purchase Obligation. As long as Series 3 VRDP Shares are Outstanding, except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall maintain a VRDP Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or, if applicable, such other short-term debt ratings as may be required for the Series 3 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Trustees. If the Fund maintains a VRDP Purchase Agreement providing a Purchase Obligation, the provisions herein relating to the Liquidity Provider shall be operative and the following shall apply:

(a)        The Fund shall notify, or cause the Tender and Paying Agent to notify, Holders by Electronic Means, or by first class mail, postage prepaid, in the case in which Series 3 VRDP

40

Shares are in physical form, (A) in the event of a Mandatory Tender Event or Mandatory Purchase Event, (B) upon at least seven days’ prior notice in the event that there is a substitute Liquidity Provider (including, but not limited to, as to the Liquidity Provider, its consolidation, amalgamation with, or merger with or into, another entity, or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity), or (C) any downgrade in the rating of the Series 3 VRDP Shares or the Liquidity Provider by an NRSRO then rating the Series 3 VRDP Shares or Liquidity Provider.

(b)        In the event of a Failed Remarketing Condition, the Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Fund and Holders by telephone or Electronic Means, or by first class mail, postage prepaid, in the case in which Series 3 VRDP Shares are in physical form, of such Failed Remarketing Condition.

(c)        Each Series 3 VRDP Share shall be subject to Tender to the Tender and Paying Agent for Remarketing on the related Purchase Date or, in the event (i) no Remarketing occurs or (ii) pursuant to an attempted Remarketing shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 3 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 3 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), to the Liquidity Provider for purchase on such Purchase Date pursuant to a Final Notice of Purchase. If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform such obligation pursuant to the VRDP Purchase Agreement, Beneficial Owners and their Agent Members shall have the right to tender their Series 3 VRDP Shares directly to the Liquidity Provider pursuant to a Final Notice of Purchase. In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment of the Fund will not, perform its obligations under the VRDP Purchase Agreement, the Fund (i) upon becoming aware thereof, shall promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, shall use its best efforts to direct the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering Series 3 VRDP Shares that are the subject of such notice.

(d)        The Fund will require in the Tender and Paying Agent Agreement that, pursuant to a Tender, Series 3 VRDP Shares that are not sold in a Remarketing will be tendered by the Tender and Paying Agent to the Liquidity Provider for payment of the Purchase Price on the Purchase Date pursuant to the VRDP Purchase Agreement.

(e)        Except as set forth in Section 10(b)(ii) of Part I of this Statement in connection with a mandatory redemption of Series 3 VRDP Shares, the Fund shall have no obligation to purchase Series 3 VRDP Shares acquired by the Liquidity Provider pursuant to the VRDP Purchase Agreement or otherwise.

(f)        Series 3 VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding Series 3 VRDP Shares. The Mandatory Purchase Date

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shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement. Any notice given in respect of a Mandatory Purchase under this Statement shall be conclusively presumed to have been duly given, whether or not the Holders receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding Series 3 VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any Series 3 VRDP Shares tendered pursuant to an Optional Tender and Mandatory Tender for which the Purchase Date has not yet occurred.

(g)        In the event Series 3 VRDP Shares are issued in certificated form and a Holder fails to deliver such Series 3 VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such Series 3 VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 3 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 3 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 3 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 3 VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered Series 3 VRDP Shares. The undelivered Series 3 VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 3 VRDP Share certificates in lieu of such undelivered Series 3 VRDP Shares.

(h)        The Fund shall use its best efforts to engage at all times a Tender and Paying Agent to perform the duties specified in this Statement, the Tender and Paying Agent Agreement and the VRDP Purchase Agreement with respect to the Tender and Paying Agent.

The provisions of paragraphs (a) through (g) of this Section 12 may be amended by the Board of Trustees, by resolution duly adopted, without shareholder approval in order to conform to a VRDP Purchase Agreement providing a Purchase Obligation.

13.        Miscellaneous.

(a)        Amendment of or Supplements to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend or supplement this Statement to (1) reflect any amendments or supplements hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) provide for the issuance of additional shares of Series 3 VRDP (and terms relating thereto). Each such additional share of Series 3 VRDP shall be governed by the terms of this Statement as so amended or supplemented.

(b)        No Fractional Shares. No fractional Series 3 VRDP Shares shall be issued.

(c)        Status of VRDP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund. Series 3 VRDP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series, provided, however, that any Series 3 VRDP Shares which are provisionally delivered by the Fund to or

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for the account of an agent of the Fund or to or for the account of a purchaser of the Series 3 VRDP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued Series 3 VRDP Shares.

(d)        Purchase Obligation Part of VRDP Shares. Each Holder and Beneficial Owner, by virtue of acquiring Series 3 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Purchase Obligation as part of the Series 3 VRDP Shares rather than as a separate property right.

(e)        Treatment of VRDP Shares as Stock. Each Holder and Beneficial Owner, by virtue of acquiring Series 3 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Series 3 VRDP Shares as stock in the Fund.

(f)        Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.

(g)        Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(h)        Notices. All notices or communications, unless otherwise specified in the By-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid.

PART II

1.        Remarketing Procedures.

(a)        Pursuant to an Optional Tender, Beneficial Owners may elect to tender their Series 3 VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in the Notice of Tender (or if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender shall be irrevocable (except as described below) and effective upon receipt and shall:

(i)	be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)	state the series and the aggregate number of Series 3 VRDP Shares to be purchased, the CUSIP number of the Series 3 VRDP Shares to be purchased, and the Purchase Date and be in substantially the form of and contain such other information specified in an exhibit to the VRDP Purchase Agreement; and

(iii)	state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the Series 3 VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

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(b)        Upon receipt of a Notice of Tender, the Tender and Paying Agent shall provide a copy to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt.

(c)        Any Notice of Tender delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, shall be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date shall be adjusted such that the Purchase Date shall be the Business Day next succeeding the date specified as the Purchase Date in the relevant Notice of Tender.

(d)        The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered pursuant to the foregoing in paragraph (a)(i) and (ii) shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

(e)        (i) Series 3 VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(ii) Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding Series 3 VRDP Shares. Any notice given in respect of a Mandatory Tender under this Statement will be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

(iii) Upon the occurrence of a Mandatory Tender Event, all Outstanding Series 3 VRDP Shares automatically shall be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any Series 3 VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that Series 3 VRDP Shares are issued in certificated form and a Holder of Series 3 VRDP Shares fails to deliver such Series 3 VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such Series 3 VRDP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 3 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 3 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 3 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 3 VRDP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered Series 3 VRDP Shares. The undelivered Series 3 VRDP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and

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the Fund will issue to the purchaser replacement Series 3 VRDP Share certificates in lieu of such undelivered Series 3 VRDP Shares.

(f)        A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the Series 3 VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of Series 3 VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent shall deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation shall be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of Series 3 VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such Series 3 VRDP Shares. A Notice of Revocation shall be effective as to the number of Series 3 VRDP Shares specified therein as having been revoked less the number of such Series 3 VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, tendered Series 3 VRDP Shares, if any, that remain unsold on the related Purchase Date shall be allocated by the Remarketing Agent to each Notice of Revocation received in respect of Series 3 VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation shall be effective only to the extent of such allocation and availability of unsold Series 3 VRDP Shares.

(g)        Except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities to use its best efforts to remarket all Series 3 VRDP Shares properly tendered pursuant to a Tender in accordance with Part II of this Statement.

2.        Remarketing Schedule.

(a)        In connection with any attempted Remarketing, all tendered Series 3 VRDP Shares shall be remarketed at the Purchase Price of such Series 3 VRDP Shares. The calculation of the Purchase Price of the Series 3 VRDP Shares that are remarketed or purchased by the Liquidity Provider shall be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed Series 3 VRDP

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Shares and the aggregate number and Purchase Price of Series 3 VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, shall be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of any sale of any remarketed Series 3 VRDP Shares by the Remarketing Agent relating to tendered Series 3 VRDP Shares shall be used for the purchase of the remarketed Series 3 VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering Series 3 VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered Series 3 VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such Series 3 VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the Purchase Date, and the re-delivery of such Series 3 VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the relevant Purchase Date.

(b)        By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of Series 3 VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold Series 3 VRDP Shares and the number of Series 3 VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold Series 3 VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 3 VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent will promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such Series 3 VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such Series 3 VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 3 VRDP Shares to be purchased on such Purchase Date (or if remarketing proceeds for any tendered Series 3 VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent will deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of Series 3 VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered Series 3 VRDP Shares for which remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date, shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. The payment obligation of the Liquidity Provider shall equal the Purchase Price of the Series 3 VRDP Shares, stated in the Final Notice of Purchase delivered to the Liquidity Provider, as being required to be purchased by the Liquidity Provider.

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(c)        The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any Series 3 VRDP Shares, wire transfer the aggregate Purchase Price of all Series 3 VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase of Series 3 VRDP Shares on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such Series 3 VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations under the VRDP Purchase Agreement, by payment against delivery of the Series 3 VRDP Shares that are the subject of any such Final Notice of Purchase, through means of the Securities Depository in the case of Series 3 VRDP Shares in the form of global securities.

(d)        Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered Series 3 VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, Series 3 VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the Series 3 VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holder, in the case of a Mandatory Tender, against payment therefor or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the Series 3 VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, against payment therefor, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of Series 3 VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Remarketing Agent, with respect to Series 3 VRDP Shares remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to Series 3 VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such Series 3 VRDP Shares to such tendering Beneficial Owner, Agent Member or Holder, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

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(e)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered Series 3 VRDP Shares in the form of global securities and their Remarketing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(f)        The Remarketing Agent and the Tender and Paying Agent each shall use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect (or with respect to a remarketing of Series 3 VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable pursuant to the terms of the VRDP Fee Agreement), any Series 3 VRDP Shares unsold in a Remarketing shall be returned to the tendering Beneficial Owners or their Agent Members, or the tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Fund. The Remarketing Agent may sell Series 3 VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

(g)        In connection with the allocation of Series 3 VRDP tendered for Remarketing by the Liquidity Provider and any other Holder or Beneficial Owner of shares of Series 3 VRDP in any Remarketing, the Remarketing Agent shall allocate those shares of Series 3 VRDP previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those shares of Series 3 VRDP acquired earliest by the Liquidity Provider).

3.        Determination of Applicable Rate.

(a)        The Applicable Rate shall be determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the Series 3 VRDP Shares on the first day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). Such determination shall be conclusive and binding upon the interested parties. The Applicable Rate shall not exceed the Maximum Rate.

(b)        The Remarketing Agent shall establish the Applicable Rate by 5:00 p.m., New York City time, on each Rate Determination Date to the nearest one-thousandth (0.001) of one percent per annum for the Subsequent Rate Period. The Applicable Rate shall be in effect from and including the first day following such Rate Determination Date to and including the following Rate Determination Date. The Remarketing Agent shall make the Applicable Rate available after 5:00 p.m., New York City time, on the Rate Determination Date by email transmission or facsimile transmission to the Fund, the Tender and Paying Agent and the Liquidity Provider and post the Applicable Rate on Bloomberg.

(c)        In the event that the Remarketing Agent establishes the Maximum Rate as the Applicable Rate for a Subsequent Rate Period, the Remarketing Agent shall notify the Fund and the Tender and Paying Agent. The Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Liquidity Provider and the Holders of Series 3 VRDP Shares by first class mail, postage prepaid (in the case of physical shares), or Electronic Means (in the case of Series 3 VRDP Shares in the form of global securities) that the Applicable Rate for the Subsequent Rate Period is the Maximum Rate.

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(d)        In the event the Remarketing Agent does not or is unable to determine the Applicable Rate, or if there is no Remarketing Agent, the Applicable Rate shall be the Maximum Rate.

(e)        In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and (ii) until the first day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than 28 Rate Period Days.

4.        Failed Remarketing Condition. In the event of a Failed Remarketing Condition, pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent shall promptly provide notice of a Failed Remarketing Condition, but in any event within two (2) Business Days of receipt by the Tender and Paying Agent of notice from the Fund of the occurrence of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 3 VRDP Shares are in physical form) to the Holders (with a copy to the Fund).

5.        Purchase of Series 3 VRDP Shares by Remarketing Agent. The Remarketing Agent in its sole discretion may purchase for its own account Series 3 VRDP Shares in a Remarketing; however, the Remarketing Agent shall not be obligated to purchase any Series 3 VRDP Shares that would otherwise remain unsold in a Remarketing. None of the Fund, the Tender and Paying Agent or any Remarketing Agent shall be obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member upon such Beneficial Owner’s tender of its Series 3 VRDP Shares in a Remarketing unless, in each case, such Series 3 VRDP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Remarketing Agent.

6.        Notification of Allocations. Whenever the Fund intends to include any net capital gains or ordinary income taxable for regular federal and New Jersey personal income tax purposes in any dividend on Series 3 VRDP Shares, the Fund may notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (ii) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such notice is received from the Fund, the Tender and Paying Agent will notify each Holder and the Remarketing Agent will notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income will be paid in the same relative proportions for each day during the Rate Period. The Fund may also include such ordinary income or capital gains in a dividend on shares of Series 3 VRDP without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation and the additional amount was a Gross-up Payment, provided the Fund will notify the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date.

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7.        Transfers.

(a)        Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of Series 3 VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the remarketing procedures set forth in Part II of this Statement, provided, however, that (a) a sale, transfer or other disposition of Series 3 VRDP Shares from a Beneficial Owner who holds shares through an Agent Member to another Beneficial Owner who holds shares through the same Agent Member shall be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Remarketing Agent. The Fund has not registered the Series 3 VRDP Shares under the Securities Act. Accordingly, the Series 3 VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the Series 3 VRDP Shares.

(b)        The Investment Adviser, affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a purchase of Series 3 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), and Persons over which the Investment Adviser, or affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority (other than the Fund, in the case of a purchase of Series 3 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), are not permitted to purchase Series 3 VRDP Shares without the prior written consent of the Liquidity Provider, and any such purchases without such consent shall be void ab initio; provided, however, that the Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the Series 3 VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of Series 3 VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Adviser in riskless principal transactions with respect to such purchases of Series 3 VRDP Shares.

(c)        If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of Series 3 VRDP Shares and prospective purchasers of Series 3 VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

8.        Global Certificate.

Prior to the commencement of a Voting Period, (i) all of the shares of Series 3 VRDP outstanding from time to time shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of Series 3 VRDP shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

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IN WITNESS WHEREOF, Nuveen New Jersey Dividend Advantage Municipal Fund has caused these presents to be signed as of [—], 2014 in its name and on its behalf by its Chief Administrative Officer and attested by its Vice President and Secretary. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, the trustees of the Fund or the shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name: Gifford R. Zimmerman
Title: Chief Administrative Officer

ATTEST:

Name: Kevin J. McCarthy
Title: Vice President and Secretary

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APPENDIX B—FORMS OF PURCHASE AGREEMENTS

B-1

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT

dated as of

[—], 2014

between

THE BANK OF NEW YORK MELLON,

as Tender and Paying Agent

and

ROYAL BANK OF CANADA,

as Liquidity Provider

Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)

Series 2 Variable Rate Demand Preferred Shares (“VRDP”)

(Relating to the issuance of Series 2 Variable Rate Demand Preferred Shares by the above-named fund in exchange for the outstanding Series 2 Variable Rate Demand Preferred Shares of

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ))

(NXJ – Series 2)

i

ii

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP)

PURCHASE AGREEMENT

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT, dated as of [—], 2014, between THE BANK OF NEW YORK MELLON, a New York banking corporation, as tender and paying agent (including its successors and assigns in such capacity, the “Tender and Paying Agent”) and ROYAL BANK OF CANADA, as liquidity provider (including its successors and assigns, the “Liquidity Provider”), acting through its WFC, New York, Branch.

WHEREAS, Nuveen New Jersey Dividend Advantage Municipal Fund, a closed-end investment company organized as a Massachusetts business trust (the “Fund”), has authorized the issuance to Holders (as defined below) of its Variable Rate Demand Preferred Shares, as set forth on Schedule I hereto, which are subject to this Agreement (the “VRDP Shares”);

WHEREAS, the Fund wishes to enhance the liquidity of the VRDP Shares by providing for the right of Holders and Beneficial Owners (as defined below) to sell pursuant to the Statement (as defined below) and the obligation by the Liquidity Provider to purchase VRDP Shares pursuant to the Purchase Obligation (as defined below);

WHEREAS, pursuant to the terms of the Tender and Paying Agent Agreement (as defined below), the Fund has retained the Tender and Paying Agent to perform certain duties with respect to the VRDP Shares, including entering into and performing its duties under this Agreement (as defined below);

WHEREAS, the original issuance and sale of the VRDP Shares by the Fund is conditioned upon, and subject to, the Purchase Obligation being in effect with respect to the VRDP Shares; and

WHEREAS, the Statement provides that the Fund for the benefit of the Holders and Beneficial Owners of VRDP Shares shall (i) maintain a VRDP Purchase Agreement (as defined in the Statement) providing a Purchase Obligation on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis, and (ii) provide Holders and Beneficial Owners with advance notice of any termination of the Purchase Obligation;

NOW, THEREFORE, in consideration of the respective agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.    Definitions.

The following terms, as used herein, have the following meanings:

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

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“Agreement” means this Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Alternate VRDP Purchase Agreement” means any agreement with a successor Liquidity Provider replacing this Agreement (or any replacement herefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially identical to the Purchase Obligation herein, as determined by the Fund.

“Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding plus all accumulated but unpaid dividends, whether or not earned or declared.

“Beneficial Owner,” means a Person in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)        cash or any cash equivalent;

(2)        any U.S. Government Security;

(3)        any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations (long-term or short-term as to the applicable type of obligation) as of the date of the Statement (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)        any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Securities or any combination thereof; or

2

(5)        any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of the Statement (or such rating’s future equivalent).

“Dividend Payment Date” except as otherwise provided in the Statement, means the date that is the first Business Day of each calendar month on which dividends on VRDP Shares are paid to Holders.

“Effective Date” means the date of execution of this Agreement.

“Effective Leverage Ratio” has the meaning set forth in the VRDP Fee Agreement.

“Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDP Fee Agreement.

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation, amalgamation with, or merger with or into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation, amalgamation with, or merger with or into another entity or the transfer of all or substantially all of the Liquidity Provider’s assets; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider (including by operation of law) under the terms of this Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or, if applicable, such other short-term debt ratings as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including VRDP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

3

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and the Statement.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a valid Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully Remarketed, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully Remarketed or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a validly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

“Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

“Fund” has the meaning set forth in the preamble to this Agreement.

“Fund Insolvency Event” means that the Fund becomes a debtor under Title 11 of the United States Bankruptcy Code or becomes subject to insolvency or liquidation proceedings under any United States federal or state law or other applicable law.

“Global VRDP Shares” means the VRDP Shares issued in book-entry form, deposited with the Tender and Paying Agent on behalf of the Securities Depository and registered in the name of a nominee of the Securities Depository.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

The word “including” means “including without limitation.”

4

“Information Memorandum” means the proxy statement of the Fund, the Target Fund and the other fund named therein, dated [—], 2014, and the information memorandum attached thereto, as amended, revised or supplemented from time to time, including in connection with any Remarketing or offering of additional VRDP Shares.

“Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

“Liquidation Preference” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to this Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with the Statement and this Agreement.

“Mandatory Purchase Event” means, (i) in connection with the termination of this Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of this Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of this Agreement, or (ii) in connection with the termination of this Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to this Agreement as Exhibit B, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

5

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of the Statement and this Agreement.

“Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any VRDP Shares on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) with the prior written consent of the Liquidity Provider with respect to its classification as a Mandatory Tender Event, each failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), to the extent that the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date, substantially in the form attached to the Remarketing Agreement as Annex II.

“Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

“Municipal Obligations” means municipal securities as described in the Information Memorandum.

“1940 Act” means the Investment Company Act of 1940, as amended.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form of Exhibit A hereto.

“Notice of Redemption” means any notice with respect to the redemption of VRDP Shares pursuant to the Statement.

6

“Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to this Agreement as Exhibit D and the Tender and Paying Agent Agreement as Exhibit C, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the VRDP Shares for sale on a Purchase Date pursuant to the Statement.

“Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to this Agreement as Exhibit C and the Tender and Paying Agent Agreement as Exhibit A, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender VRDP Shares for sale on a Purchase Date pursuant to the Statement.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

“Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

“Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

“Optional Tender” means any tender of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of the Statement and this Agreement.

“Outstanding” means, as of any date with respect to the VRDP Shares, the number of VRDP Shares theretofore issued by the Fund except, without duplication, (i) any VRDP Shares theretofore cancelled or delivered to the Tender and Paying Agent for cancellation or redemption by the Fund, (ii) any VRDP Shares with respect to which the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 10 of Part I of the Statement, (iii) any VRDP Shares as to which the Fund shall be a Beneficial Owner, and (iv) any VRDP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any such VRDP Share will be deemed to be Outstanding for purposes of this Agreement until redeemed by the Fund.

7

“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preliminary Notice of Purchase” means a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Business Day immediately preceding a Purchase Date indicating the number of VRDP Shares to be purchased on the Purchase Date pursuant to the Purchase Obligation.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event will be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of this Agreement; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of such proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of this Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares, and Holders, in the case of any Mandatory Purchase.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to but excluding, the relevant Purchase Date.

“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to Article II of this Agreement, so long as such VRDP Shares are owned by the Liquidity Provider.

8

“Related Documents” means the Declaration, the Statement, the VRDP Shares, the By-laws, the Remarketing Agreement, the VRDP Fee Agreement and the Tender and Paying Agent Agreement.

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the Related Party Termination Event.

“Related Party Termination Event” means termination of this Agreement by its terms as of the Related Party Termination Date in the event of the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of VRDP Shares pursuant to the terms of this Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and the Statement.

“Remarketing Agent” means, with respect to the VRDP Shares, the Person or Persons designated as Remarketing Agent for the VRDP Shares with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), initially as set forth in Schedule I hereto, and its or their permitted successors and assigns. The Liquidity Provider’s execution of this Agreement shall constitute its consent to the designation of the Remarketing Agent set forth in Schedule I.

“Remarketing Agreement” means the Remarketing Agreement, with respect to the VRDP Shares, dated [—], 2014, by and among the Fund, the Investment Adviser and the Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

“Remarketing Notice” means the notice to be provided by the Remarketing Agent to the Tender and Paying Agent and the Liquidity Provider by 2:00 p.m., New York City time, on the Business Day preceding the Purchase Date regarding the number of VRDP Shares that it has successfully and unsuccessfully remarketed for purchase on the Purchase Date.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

“Scheduled Termination Date” means April 15, 2015 or any succeeding date to which the term of this Agreement is extended pursuant to Section 2.03.

“SEC” means the Securities and Exchange Commission.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

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“Special Rate Period” with respect to the VRDP Shares, has the meaning specified in paragraph (a) of Section 4 of Part I of the Statement.

“Statement” means the Statement Establishing and Fixing the Rights and Preferences of the VRDP Shares as it may be amended or supplemented from time to time in accordance with the terms thereof.

“Target Fund” means Nuveen New Jersey Investment Quality Municipal Fund, Inc., a closed-end investment company organized as a Minnesota corporation.

“Tender” means either an Optional Tender or a Mandatory Tender.

“Tender and Paying Agent” means The Bank of New York Mellon, or with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares.

“Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement, with respect to the VRDP Shares, entered into as of [—], 2014, between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

“Termination Event” means a termination of this Agreement (a) on a Scheduled Termination Date, as such date may be extended pursuant to the terms hereof, (b) following written notice provided by the Tender and Paying Agent pursuant to Section 7.06(b) hereof following the occurrence of a Liquidity Provider Ratings Event at any time during the term hereof, (c) on an Optional Early Termination Date or (d) on a Related Party Termination Date.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement, with respect to the VRDP Shares, dated as of [—], 2014, between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time, or any similar agreement with a successor Liquidity Provider.

“VRDP Shares” has the meaning set forth in the preamble to this Agreement.

“written” or “in writing” means any form of written communication, including communication by means of telex, telecopier or electronic mail.

SECTION 1.02.    Incorporation of Certain Definitions by Reference.

Each capitalized term used herein and not otherwise defined herein has the meaning provided therefor (including by incorporation by reference) in the Statement.

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ARTICLE II

PURCHASE OBLIGATION

SECTION 2.01.    Commitment to Purchase VRDP Shares.

(a)        The Liquidity Provider agrees, commencing on the Effective Date of this Agreement, to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Statement and this Agreement, including, without limitation to any other provision of this Agreement, on the Purchase Date for a Mandatory Tender in connection with the Fund obtaining an Alternate VRDP Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. The Liquidity Provider agrees that in no event shall amounts paid by it in respect of the Purchase Price be paid from funds or property of the Fund, including, without limitation, any funds derived from funds that the Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and shall be unconditional and irrevocable in accordance with the provisions hereof, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth herein or of the Fund set forth in the VRDP Fee Agreement or the termination of the obligations of the Remarketing Agent under Section 10 of the Remarketing Agreement.

(b)        The obligation of the Liquidity Provider hereunder to purchase VRDP Shares of any Holder or Beneficial Owner on any Purchase Date shall be unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations hereunder, any Holder or Beneficial Owner, with respect to an election by one or more Beneficial Owners to submit such VRDP Shares for purchase by the Liquidity Provider; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase shall automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider in accordance herewith.

(c)        In the case of an Optional Tender or a Mandatory Tender, the Liquidity Provider shall be obligated to purchase only those VRDP Shares subject to a Final Notice of Purchase. In the case of a Mandatory Purchase, the Liquidity Provider shall be obligated to purchase all Outstanding VRDP Shares.

SECTION 2.02.    Method of Purchasing.

(a)        Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in the Notice of Tender (or if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender will be irrevocable (except as described below) and effective upon receipt and shall:

(i)        be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

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(ii)        state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased and the Purchase Date and be in substantially the form of and contain such other information specified in Exhibit C to this Agreement; and

(iii)        state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b)        Upon receipt of a Notice of Tender, the Tender and Paying Agent will provide a copy to the Liquidity Provider and the Remarketing Agent as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly tendered will be conclusive and binding on a Beneficial Owner and its Agent Member.

(c)        VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(i)        Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender under the Statement shall be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

(ii)        To the extent permitted by law and under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the applicable listed occurrence in clause (i) of such definition, respectively.

(iii)        Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form and a Holder of VRDP Shares fails to deliver such VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared)

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other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account by the Tender and Paying Agent, will not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(d)        A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, tendered VRDP Shares, if any, that remain unsold on the related Purchase Date will be allocated by the Remarketing Agent to each Notice of Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

(e)        Pursuant to the Statement and except as may otherwise be provided in connection with a Special Rate Period, the Fund has agreed in the VRDP Fee Agreement to use its best efforts at all times to engage a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities whose appointment has been consented to in writing by the Liquidity Provider (which consent shall not be unreasonably withheld) to use its best efforts to find purchasers for all VRDP Shares properly tendered pursuant to a Tender. All such VRDP Shares shall be remarketed at the Purchase Price of such VRDP Shares.

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(f)        In connection with any attempted Remarketing, all tendered VRDP Shares will be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the VRDP Shares that are remarketed or purchased by the Liquidity Provider will be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, will be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of any sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares will be used for the purchase of the remarketed VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the relevant Purchase Date.

(g)        By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent shall promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if remarketing proceeds for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent shall deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date, shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. The payment obligation of the Liquidity Provider shall equal the Purchase

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Price of the VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider, as being required to be purchased by the Liquidity Provider.

(h)        The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase of VRDP Shares on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under this Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations hereunder, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, through means of the Securities Depository in the case of Global VRDP Shares. The Fund is required pursuant to the Statement, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment by the Fund will not, perform its obligations under the VRDP Purchase Agreement, to (i) upon becoming aware thereof, promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice.

(i)        Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, and by the tendering Holder, in the case of a Mandatory Tender, against payment therefor or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, against payment therefor, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Remarketing Agent, with respect to VRDP Shares remarketed by the Remarketing Agent, or in the form

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of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such VRDP Shares to such tendering Beneficial Owner, Agent Member or Holder, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(j)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered Global VRDP Shares and their Remarketing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(k)        In the event of a Failed Remarketing Condition, of which the Tender and Paying Agent, pursuant to the Tender and Paying Agent Agreement, has received notice by Electronic Means, the Tender and Paying Agent will promptly provide notice of such Failed Remarketing Condition, by Electronic Means, to the Fund and Holders.

(l)        At any time that no Purchase Obligation is in effect (or with respect to a remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable as provided in the VRDP Fee Agreement), any VRDP Shares unsold in a Remarketing shall be returned to the tendering Beneficial Owners or their Agent Members, or the tendering Holders, as the case may be, by the Tender and Paying Agent. For purposes of the parenthetical in the preceding sentence, the Purchase Obligation of a successor liquidity provider shall be treated as inapplicable to VRDP Shares held by the Liquidity Provider unless and until either the Fund or the Liquidity Provider shall have given the Tender and Paying Agent written notice that the VRDP Fee Agreement has been amended to make it applicable.

(m)        VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of this Agreement. Any notice given in respect of a Mandatory Purchase under the Statement shall be conclusively presumed to have been duly given, whether or not the Holders receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form and a Holder fails to deliver such VRDP Shares to which a Mandatory Purchase relates on or prior to the Mandatory Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive

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benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(n)        The Liquidity Provider shall not have any responsibility for, or incur any liability in respect of, any losses, claims, damages, liabilities or expenses (including reasonable fees and expenses of counsel) (“Losses”) relating to any act by the Tender and Paying Agent, or any failure to act or to perform any of its obligations, other than Losses arising out of the bad faith, gross negligence or willful misconduct of the Liquidity Provider.

(o)        VRDP Shares purchased by the Liquidity Provider pursuant to this Section 2.02 shall be delivered to the Liquidity Provider or its nominee as specified by the Liquidity Provider.

(p)        If there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform any of its foregoing obligations hereunder on behalf of any Beneficial Owner or Holder, such Beneficial Owner or its Agent Member or Holder may perform any such obligations in place of the Tender and Paying Agent (if any) with respect to the VRDP Shares of such Beneficial Owner or Holder and payments shall be made to the account(s) specified by such Beneficial Owners or Holders.

(q)        In connection with any Special Rate Period designated pursuant to Section 4 of the Statement, the Fund, without the vote or consent of any Holder of VRDP Shares but with the prior written consent of the Liquidity Provider, in the Notice of Proposed Special Rate Period relating to the VRDP Shares, as delivered to the Remarketing Agent and the Liquidity Provider, may provide for provisions relating solely to such Special Rate Period that differ from those provided in the Statement, including with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 10(b)(i)(A) of the Statement) and modified or new definitions as specified in the Notice of Proposed Special Rate Period for such Special Rate Period; provided that such provisions do not affect the parity ranking of the VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Any such Special Rate Period, and establishment of any such provisions applicable during such Special Rate Period, must be preceded by a Mandatory Tender as provided in this Agreement.

SECTION 2.03.    Extension of Scheduled Termination Date.

Under the VRDP Fee Agreement, the Fund shall have the right, exercisable not more than 120 days nor less than 90 days prior to the Scheduled Termination Date, to request that the Liquidity Provider extend the term of such Scheduled Termination Date for an additional period, which request may be conditioned upon terms and conditions that are different from the terms and conditions of this Agreement and the VRDP Fee Agreement then in effect. Under the VRDP Fee Agreement, the Fund will acknowledge and agree that the Liquidity Provider may grant or deny any request for extension of the Scheduled Termination Date in its sole and absolute discretion.

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SECTION 2.04.    Reduction of Available Commitment.

As of the opening of business on the day following the Liquidity Provider’s receipt of written notice (which the Tender and Paying Agent will provide within two (2) Business Days of receipt of notice from the Fund) of any redemption or other repurchase of VRDP Shares consummated by the Fund, the Available Commitment shall automatically be reduced by the amount applicable to the VRDP Shares so redeemed or otherwise repurchased; and the Available Commitment in respect of such VRDP Shares shall be extinguished and shall not thereafter be revived, except with the prior written consent of the Liquidity Provider.

SECTION 2.05.    Claw-Back Provision.

In the event that any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares prior to the occurrence of a Fund Insolvency Event are required to be, and are, paid over to the bankruptcy estate of the Fund pursuant to a final, non-appealable judgment of a court of competent jurisdiction arising out of a Fund Insolvency Event, any Beneficial Owner (or former Beneficial Owner) of VRDP Shares that has paid over to the bankruptcy estate of the Fund pursuant to such judgment any dividends or redemption proceeds previously received from the Fund may demand reimbursement from the Liquidity Provider of any amounts so paid. The Liquidity Provider agrees to make such reimbursement payment within three Business Days of receipt of any such demand for payment made in writing and accompanied by evidence reasonably satisfactory to the Liquidity Provider, of payment made to the bankruptcy estate of the Fund by or on behalf of the demanding party. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares shall be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Fund and the bankruptcy estate of the Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) shall execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such assignment. The provisions of this Section 2.05 shall survive any expiration or termination of this Agreement, in respect of any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares during the term of this Agreement, and shall be in addition to any other obligation of the Liquidity Provider under this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE TENDER AND PAYING AGENT

The representations and warranties set out in this Article III are given hereunder by the Tender and Paying Agent on the date hereof only and are not repeated on any subsequent date.

SECTION 3.01.    Existence; Binding Effect.

The Tender and Paying Agent represents and warrants to the Liquidity Provider that (i) the Tender and Paying Agent is duly organized and is validly existing as a banking corporation under the laws of the State of New York, (ii) it has the corporate power to enter into and perform its obligations under this Agreement and each Related Document to which it is a party and (iii) this Agreement constitutes the legal, valid and binding obligation of the Tender and Paying Agent except as the same

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may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws related to or affecting the rights of creditors generally from time to time in effect and by general principles of equity.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE LIQUIDITY PROVIDER

The representations and warranties set out in this Article IV are given hereunder by the Liquidity Provider on the date hereof only and are not repeated on any subsequent date.

SECTION 4.01.    Existence.

The Liquidity Provider is a Canadian chartered bank duly established and validly existing under the Bank Act (Canada) and duly licensed to operate its New York branch located at 200 Vesey Street, New York, New York (the “WFC, New York, Branch”) under License No. 80072, issued by the Comptroller of the Currency of the United States of America. The Liquidity Provider has all requisite power and authority to execute and deliver, and to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation, and to do so acting through the WFC, New York, Branch.

SECTION 4.02.    Authorization; Contravention.

The execution, delivery and performance by the Liquidity Provider of this Agreement, including, without limitation, the Purchase Obligation, are within the Liquidity Provider’s powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or contravene, or constitute a default under, any provision of applicable law, charter, ordinance or regulation or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Liquidity Provider or result in the creation or imposition of any lien or encumbrance on any asset of the Liquidity Provider, except for violations, contraventions or defaults, or the creation or imposition of liens which would not have a material adverse effect on the Purchase Obligation.

SECTION 4.03.    Binding Effect.

This Agreement, including, without limitation, the Purchase Obligation, constitutes a valid and binding agreement of the Liquidity Provider, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, it being understood that the enforceability of indemnification provisions may be subject to limitations imposed under applicable securities laws.

SECTION 4.04.    Financial Information.

The consolidated balance sheets and the related consolidated statements of income, comprehensive income, changes in equity and cash flows set forth in the Liquidity Provider’s Annual Report to Shareholders for the fiscal year ended October 31, 2013, and the auditor’s report with respect thereto, copies of which have heretofore been furnished to the Fund, present fairly, in all material respects, the balance sheet of the Liquidity Provider and its subsidiaries as at October 31, 2013 and

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October 31, 2012, and their financial performance and cash flows for the years ended October 31, 2013, October 31, 2012 and October 31, 2011 in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board. The audits of these statements were conducted in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). Since October 31, 2013, no transaction or event has occurred and no change has occurred in the condition (financial or otherwise) or operations of the Liquidity Provider that would materially and adversely affect its ability to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.05.    Litigation.

Except as disclosed in the Information Memorandum or in a schedule delivered to the Fund prior to the date hereof, no action, suit, proceeding or investigation is pending or (to the best knowledge of the Liquidity Provider) overtly threatened in writing against the Liquidity Provider in any court or before any governmental authority in any way contesting or, if decided adversely, would affect the validity of this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.06.    Consents.

All consents, licenses, approvals, validations and authorizations of, and registrations, validations or declarations by or with, any court or any regulatory, supervisory or governmental agency, bureau or agency required to be obtained in connection with the performance of the Liquidity Provider under this Agreement or the execution, delivery by, or the validity or enforceability against, the Liquidity Provider of this Agreement and the other Related Documents to which the Liquidity Provider is a party have been obtained and are in full force and effect. If and to the extent that the Purchase Obligation is determined to be a “security” for purposes of the Securities Act of 1933, as amended (the “Securities Act”), the Purchase Obligation is exempt from registration under Section 3(a)(2) of the Securities Act.

SECTION 4.07.    Ranking.

Subject to the rights of any holder of any security interest in any property of the Liquidity Provider that the Liquidity Provider is permitted to create under Section 419(1) of the Bank Act, the obligations of the Liquidity Provider under this Agreement in the case of the insolvency of the Liquidity Provider rank pari passu with the payment of the deposit liabilities of the Liquidity Provider and all other liabilities of the Liquidity Provider (except the liabilities referred to in Section 369(1)(d) and (e) of the Bank Act which rank subordinate to the deposit liabilities and those other liabilities), except that:

(a)        pursuant to Section 369(1)(a) of the Bank Act, the payment of any amount due to Her Majesty in Right of Canada, in trust or otherwise, except indebtedness evidenced by subordinated indebtedness, shall be a first charge on the assets of the Liquidity Provider;

(b)        pursuant to Section 369(1)(b) of the Bank Act, the payment of any amount due to her Majesty in Right of a Province of Canada, in trust or otherwise, except indebtedness evidenced by subordinated indebtedness, shall be a second charge on the assets of the Liquidity Provider; and

(c)        pursuant to Section 31(2) of the Canadian Payments Act, where a bankruptcy order is made against the Liquidity Provider or a winding-up order is made in respect of the Liquidity Provider

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the items set out in clauses (i) and (ii) below shall be paid from the estate of the Liquidity Provider, in priority to any other claim against the estate of the Liquidity Provider, in the following order:

(i)        unpaid cheques or orders that had been drawn on the Liquidity Provider and certified by the Liquidity Provider prior to the making of the bankruptcy order or winding-up order; and

(ii)        unpaid priority payment instructions (as such term is defined in the Canadian Payments Act) drawn on the Liquidity Provider and issued prior to the making of the bankruptcy order or winding-up order.

SECTION 4.08.    1940 Act Status.

The Liquidity Provider is not required to register as an “investment company,” within the meaning of the 1940 Act and the rules and regulations of the SEC thereunder.

ARTICLE V

DUTIES OF THE TENDER AND PAYING AGENT

SECTION 5.01.    Duties and Responsibilities.

(a)        The Tender and Paying Agent is acting solely as agent for the Fund hereunder and owes no duties, fiduciary or otherwise, to any other Person by reason of this Agreement, other than to the Liquidity Provider as and to the extent expressly provided for herein.

(b)        The Tender and Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Tender and Paying Agent.

(c)        In the absence of gross negligence (and, with respect to the handling of funds, in the absence of negligence), willful misconduct or bad faith on its part, the Tender and Paying Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Tender and Paying Agent shall not be liable for any error of judgment made in good faith unless and to the extent resulting from its own gross negligence (and with respect to the handling of funds, its own negligence).

SECTION 5.02.    Rights of the Tender and Paying Agent.

(a)        The Tender and Paying Agent shall not incur liability for following the instructions herein contained or expressly provided for, or written instructions authorized hereby. The Tender and Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document, in the absence of gross negligence, believed by it to be genuine. The Tender and Paying Agent shall not be liable for acting upon any telephone communication authorized hereby which the Tender and Paying Agent believes in the absence of gross negligence to have been given by the Fund, a Holder, a Beneficial Owner, an Agent Member, the Liquidity Provider or the Remarketing Agent. The Tender and Paying Agent may record telephone communications with the Fund, the Liquidity Provider and the Remarketing Agent in connection with its duties hereunder.

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(b)        The Tender and Paying Agent may consult with counsel of its choice and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c)        The Tender and Paying Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

(d)        The Tender and Paying Agent may perform its duties and its rights hereunder either directly or by or through agents or attorneys.

(e)        Anything in this Agreement to the contrary notwithstanding, in no event shall the Tender and Paying Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Tender and Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(f)        The Tender and Paying Agent shall not be obligated to take any legal action hereunder that might, in its judgment, involve any expenses or liability, unless it has been furnished with indemnity reasonably satisfactory to it.

(g)        The Tender and Paying Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunction of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action. The Tender and Paying Agent shall use commercially reasonable efforts to commence performance of its obligations during any of the foregoing circumstances.

(h)        The Tender and Paying Agent makes no representation as to, and shall have no liability with respect to, the correctness of the recitals in, or the validity (with respect to parties other than the Tender and Paying Agent), accuracy or adequacy of this Agreement (including any schedules hereto), any VRDP Shares, the Statement, any offering material used in connection with the offer and sale of any VRDP Shares or any other agreement or instrument executed in connection with the transactions contemplated herein or in any thereof.

(i)        The permissive right of the Tender and Paying Agent under this Agreement to take or omit to take any action shall not be construed as a duty.

(j)        The Tender and Paying Agent may request that the Liquidity Provider deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which certificate may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(k)        Unless otherwise mutually agreed between the Liquidity Provider and the Tender and Paying Agent, the Tender and Paying Agent shall have no duty to invest any funds deposited with it at any time pursuant to this Agreement and shall be under no duty or obligation to pay any interest or

22

earnings on or with respect to amounts held or deposited hereunder. In the event the Liquidity Provider and the Tender and Paying Agent shall otherwise agree, any interest or earnings on or with respect to any amount held or deposited hereunder shall be remitted to the Fund in accordance with such agreement. The Tender and Paying Agent shall be under no duty or obligation to collateralize or pledge any security therefor, or to segregate any amounts hereunder except as may be required by law; provided, however, that the Tender and Paying Agent shall hold any Purchase Price received from the Liquidity Provider in a separate account in trust for the benefit of the Liquidity Provider pending delivery of such Purchase Price to a Holder or Beneficial Owner or its Agent Member in payment of any VRDP Shares that are the subject of a Tender or Mandatory Purchase.

(l)        The Tender and Paying Agent, in its individual or any other capacity, may become the owner or pledgee of VRDP Shares with the same rights it would have if it were not Tender and Paying Agent.

(m)        Nothing contained herein shall be construed to require the Tender and Paying Agent to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Fund for the purpose of making payments hereunder.

(n)        The Tender and Paying Agent shall have no duty to examine and shall not be charged with knowledge of the contents of any report, information or document delivered to it hereunder. The Tender and Paying Agent shall have no duty to determine the occurrence or continuance of any event or events that constitute a Liquidity Provider Ratings Event, Mandatory Tender Event, Mandatory Purchase Event or Failed Remarketing Condition or to determine whether any agreement satisfies the requirements of an Alternate VRDP Purchase Agreement.

(o)        The Tender and Paying Agent has no obligation under the terms of this Agreement or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to this Agreement or otherwise.

SECTION 5.03.    Tender and Paying Agent’s Disclaimer.

The Tender and Paying Agent makes no representation as to the validity (except with respect to itself) or adequacy of this Agreement or any VRDP Shares issued or to be issued.

SECTION 5.04.    Concerning the Securities Depository.

(a)        Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or obligation to any Beneficial Owner of an interest in a Global VRDP Share, an Agent Member or other Person with respect to the accuracy of the records of the Securities Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Global VRDP Shares or with respect to the delivery to any Agent Member, Beneficial Owner or other Person (other than the Securities Depository) of any notice (including any Notice of Redemption) or the payment of any amount, under or with respect to such VRDP Shares. All notices and communications to be given to the Holders and all payments to be made to Holders under this Agreement or the Related Documents shall be given or made only to or upon the order of the registered holders (which shall be the Securities Depository or its nominee in the case of Global VRDP Shares). The rights of Beneficial Owners in the Global VRDP Shares shall be exercised only through the Securities Depository subject to the applicable procedures of the Securities Depository. The Liquidity Provider and the Tender and Paying

23

Agent shall be entitled to rely and shall be fully protected in acting upon information furnished by the Securities Depository with respect to its members, participants and any beneficial owners. The Fund and the Tender and Paying Agent shall be entitled to deal with the Securities Depository, and any nominee thereof that is the registered holder of any Global VRDP Shares for all purposes of this Agreement or the Related Documents relating to such Global VRDP Shares (including the payment of dividends, redemption price, if any, and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global VRDP Shares), as the sole holder of such Global VRDP Shares and shall have no obligations to the Beneficial Owners thereof. None of the Liquidity Provider or the Tender and Paying Agent shall have any responsibility or liability for any acts or omissions of the Securities Depository with respect to such Global VRDP Shares, for the records of the Securities Depository, including records in respect of beneficial ownership interests in respect of any such Global VRDP Shares, for any transactions between the Securities Depository and any Agent Member or between or among the Securities Depository, any such Agent Member and/or any holder or owner of a beneficial interest in such Global VRDP Shares, or for any transfers of beneficial interests in any such Global VRDP Shares.

(b)        The Tender and Paying Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Related Documents or this Agreement or under applicable law with respect to any transfer of any interest in any VRDP Share (including any transfers between or among Agent Members or Beneficial Owners of interests in any Global VRDP Shares), other than to require delivery of such certificates, other documentation or evidence, if any, as are expressly required by, and to do so if and when expressly required by the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE VI

COVENANTS OF THE LIQUIDITY PROVIDER

The Liquidity Provider agrees that, so long as there is any Purchase Obligation hereunder or any amount payable hereunder or under any VRDP Shares remains outstanding:

SECTION 6.01.    Fund Insolvency Event.

The Liquidity Provider agrees to perform all of its obligations hereunder, including the obligation to purchase the VRDP Shares in accordance with Article  II herein, notwithstanding a Fund Insolvency Event.

SECTION 6.02.    Waiver.

In the event of a termination of this Agreement as a result of a Termination Event, the Liquidity Provider agrees to waive its right with respect to Purchased VRDP Shares to exercise the Purchase Obligation provided by any subsequent Liquidity Provider; provided, however, that any Purchased VRDP Shares that are subsequently sold by the Liquidity Provider in a successful Remarketing shall at the time of such sale and thereafter have the full benefit of the Purchase Obligation of any subsequent Liquidity Provider; and, provided, further, that any Purchase Obligation of a subsequent Liquidity Provider with respect to the Purchased VRDP Shares shall be on parity with the Purchase Obligation of such Liquidity Provider with respect to all other Outstanding VRDP Shares.

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SECTION 6.03.    Notice of Extraordinary Corporate Event.

To the extent permitted by law and under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) of such definition, respectively.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01.    Replacement of the Tender and Paying Agent.

Any resignation or removal of the Tender and Paying Agent shall be effective only upon a replacement Tender and Paying Agent entering into a replacement of this Agreement with the Liquidity Provider.

SECTION 7.02.    Notices.

All notices, requests and other communications to the Liquidity Provider shall be in writing (including telecopy, electronic mail or similar writing), except in the case of notices and other communications permitted to be given by telephone, and shall be given to such party at its address or telecopy number or email address set forth below or to such other Person and/or such other address or telecopy number or email address as such party may hereafter specify for the purpose by notice to the other party. All notices, requests, demands and communications to be delivered to the Tender and Paying Agent shall be sent by Electronic Means to the attention of the Tender and Paying Agent at the office of the Tender and Paying Agent as set forth below or to such other Persons and/or such other addresses, telecopy numbers or email addresses as such party may hereafter specify for the purpose of notice to the other party. Each such notice, request or other communication shall be effective (i) if given by mail, upon receipt, or (ii) if given by any other means, when delivered at the address specified in this Section. The notice address for each party is specified below:

(a)        if to the Liquidity Provider:

Royal Bank of Canada

[—]

[—]

Tel: [—]

Fax: [—]

Email: [—]

(b)        if to the Tender and Paying Agent:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

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Mike Diep

Vice President

Tel: (212) 815-2834

Fax: (212) 815-2830

Email: mike.diep@bnymellon.com

Christina Sotiriou

Vice President

Tel: (212) 815-2888

Fax: (212) 815-2830

Email: christina.sotiriou@bnymellon.com

Wire Instructions:

The Bank of New York Mellon

New York New York

ABA# [—]

G/L/A# 111-565

For Further Credit to Account [#280560]

Ref: mm/dd/yy and Event (e.g.: Purchase Date or Mandatory Tender)

Attn: Mike Diep, Tel: (212) 815-2834

Any payments required to be made by either party to the other, or any VRDP Shares required to be delivered by the Tender and Paying Agent to the Liquidity Provider, unless otherwise provided in a Related Document, shall be made in immediately available funds or delivered, by wire transfer, to the account of the applicable party listed under “Wire Instructions.”

SECTION 7.03.    No Waivers.

(a)        The rights of the Liquidity Provider hereunder are separate from and in addition to any rights that the Liquidity Provider, as a holder of any VRDP Share, may have under the terms of such VRDP Share or any Related Document or otherwise.

(b)        No failure or delay by the Liquidity Provider in exercising any right, power or privilege hereunder or under the VRDP Shares shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No failure or delay by the Liquidity Provider in exercising any right, power or privilege under or in respect of the VRDP Shares or any other Related Document shall affect the rights, powers or privileges of the Liquidity Provider hereunder or shall operate as a limitation or waiver thereof. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 7.04.    Amendments and Waivers.

Any provision of this Agreement may be amended or waived with the consent of the Fund if, but only if, such amendment or waiver is in writing and is signed by the Tender and Paying Agent and the Liquidity Provider; provided, that no amendment or waiver that affects any preference, right or power of the VRDP Shares or the Holders thereof shall be made except as permitted under the Declaration and the Statement, and agreed to by the Fund. The provision of Section 7.10 relating to the third-party beneficiary rights of Holders and Beneficial Owners may be amended only with the prior written consent of Holders of 100% of the Outstanding VRDP Shares.

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SECTION 7.05.    Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and the Fund. Any assignment without such prior written consent shall be void. The obligations of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and the Purchase Obligation evidenced hereby shall not be transferable except in connection with a transfer of VRDP Shares or any beneficial interest therein, whereupon the Purchase Obligation shall automatically run to the benefit of the transferee.

SECTION 7.06.    Term of this Agreement.

(a)        Subject to subsections (b) and (c) below, this Agreement shall terminate on the later of (i) the earlier of (x) the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) and (y) the reduction of the Available Commitment of the Liquidity Provider to zero; and (ii) the date of payment of all sums payable by the Liquidity Provider pursuant to this Agreement.

(b)        Notwithstanding the foregoing, (i) the Tender and Paying Agent, acting upon instructions of the Fund, may terminate this Agreement prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) in accordance with this Section 7.06(b) as of the Liquidity Provider Ratings Event Termination Date specified by notice in writing to the Liquidity Provider following the occurrence of a Liquidity Provider Ratings Event or (ii) this Agreement shall terminate prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) as of a Related Party Termination Date upon the occurrence of a Related Party Termination Event or as of an Optional Early Termination Date upon the occurrence of an Optional Early Replacement Event.

(c)        No expiration or termination of this Agreement shall be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Statement, including the purchase by the Liquidity Provider of any VRDP Shares required to be purchased by it as a result thereof pursuant to this Agreement.

SECTION 7.07.    New York Law.

This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the law of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY.

SECTION 7.08.    Waiver.

Each of the Tender and Paying Agent, the Liquidity Provider and each third party beneficiary of this Agreement hereby waives trial by jury in any action, proceeding or counterclaim brought by any

27

of the parties hereto or such third party beneficiaries hereof against the other on any matters whatsoever arising out of or in any way connected with this Agreement.

SECTION 7.09.    Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be delivered by the exchange of signed signature pages by facsimile transmission or by e-mail with a .pdf copy attached, and any printed or copied version of any signature page so delivered shall have the same force and effect as an originally signed version of such signature page.

SECTION 7.10.    Beneficiaries.

This Agreement is not intended and shall not be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder, except that the agreement of the Liquidity Provider to purchase VRDP Shares in accordance with the terms and conditions of this Agreement is made for the benefit of the Holders and Beneficial Owners from time to time of the VRDP Shares and shall be directly enforceable by the Holders or Beneficial Owners against the Liquidity Provider.

SECTION 7.11.    Entire Agreement.

This Agreement shall constitute the entire agreement and understanding between the parties hereto with respect to the matters set forth herein and shall supersede any and all prior agreements and understandings relating to the subject matter hereof.

SECTION 7.12.    Regulatory Matters.

Each party hereto acknowledges and agrees that it shall not be a condition precedent to the Purchase Obligation that any seller of VRDP Shares demonstrate or account for any loss.

SECTION 7.13.    Sovereign Immunity.

THE LIQUIDITY PROVIDER IRREVOCABLY WAIVES ANY IMMUNITY TO JURISDICTION TO WHICH IT MAY OTHERWISE BE ENTITLED (INCLUDING SOVEREIGN IMMUNITY, IMMUNITY TO PRE-JUDGMENT ATTACHMENT, POST-JUDGMENT ATTACHMENT AND EXECUTION) IN ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST IT ARISING OUT OF OR BASED ON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY THAT IS INSTITUTED IN ANY FEDERAL OR NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK OR IN ANY COMPETENT COURT IN CANADA. THE LIQUIDITY PROVIDER EXPRESSLY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN RESPECT OF ANY SUCH ACTION, AND WAIVES ANY OTHER REQUIREMENTS OF OR OBJECTIONS TO PERSONAL JURISDICTION WITH RESPECT THERETO.

SECTION 7.14.    Severability.

If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

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SECTION 7.15.    Articles and Section Headings.

The Articles and Section headings and the Table of Contents herein are for convenience of reference only, and shall not affect the construction, or limit or otherwise affect the meaning hereof.

SECTION 7.16.    Nonpetition Covenant—Liquidity Provider.

Notwithstanding any prior termination of this Agreement, Royal Bank of Canada, solely in its capacity as Liquidity Provider, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends, petition or otherwise invoke the process of any court or government authority for the purpose of commencing a case against the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Liquidity Provider from taking any action prior to the expiration of the aforementioned one year and one day period in (x) any case or proceeding voluntarily filed or commenced by the Fund, (y) any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Liquidity Provider, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 7.17.    Nonpetition Covenant—Tender and Paying Agent.

Notwithstanding any prior termination of this Agreement, The Bank of New York Mellon, solely in its capacity as Tender and Paying Agent, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends, petition or otherwise invoke process of any court or government authority for the purpose of commencing a case against, the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Tender and Paying Agent from taking any action prior to the expiration of the aforementioned one year and one day period (x) in any case or proceeding voluntarily filed or commenced by the Fund, (y) in any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Tender and Paying Agent, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 7.18.    Judgment Currency.

(a)        The Liquidity Provider agrees, to the fullest extent that it may effectively do so under applicable law, that if for the purpose of obtaining or enforcing judgment against the Liquidity Provider in any court it is or becomes necessary to convert the sum due in respect of this Agreement, including the Purchase Obligation, in the currency required hereby (the “Required Currency”) into a currency in which a judgment will be rendered (the “Judgment Currency”), the conversion shall be made at the rate of exchange at which, in accordance with normal banking procedures, the Tender and Paying Agent could purchase in The City of New York, the Required Currency with the Judgment Currency on the Business Day immediately preceding:

(i)	the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or

29

(ii)	the date on which the final unappealable judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this clause being hereinafter in this Section 7.18 referred to as the “Judgment Conversion Date”).

(b)        If, in the case of any proceeding in the court of any jurisdiction referred to in clause (ii) of this Section 7.18, there is a change in the rate of exchange between the Judgment Currency and the Required Currency prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the Liquidity Provider shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of Required Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date; provided, that if the amount paid in the Judgment Currency when converted at such rate would exceed the amount due in the Required Currency, the excess shall be returned to the Liquidity Provider.

(c)        The Liquidity Provider also agrees, to the fullest extent that it may effectively do so under applicable law, that its obligations under this Agreement, including the Purchase Obligation, to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the effective receipt by the payee of the full amount of the Required Currency expressed to be payable in respect of such payments or adjudged to be due in such judgment, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such effective receipt shall fall short of the full amount of the Required Currency so expressed to be payable or adjudged to be due and (iii) shall not be affected by judgment being obtained for any other sums due under this Agreement, including the Purchase Obligation.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

ROYAL BANK OF CANADA

By:
Name:
Title:

Signature Page to VRDP Purchase Agreement (NXJ)

SCHEDULE I

Description of VRDP Shares:	1,443 Nuveen New Jersey Dividend Advantage Municipal Fund Series 2 Variable Rate Demand Preferred Shares, or such other number of shares of such Series as may be Outstanding from time to time in accordance with the terms of this Agreement, the VRDP Fee Agreement and the Statement

Initial Remarketing Agent:	RBC Capital Markets, LLC

I-1

EXHIBIT A

To be completed by Tender and Paying Agent only—
Check applicable box:
☐ This is a Preliminary Notice of Purchase

☐ This is a Final Notice of Purchase

NOTICE OF PURCHASE

[Date]

ROYAL BANK OF CANADA

Global Loans Administration

WFC Branch

200 Vesey Street

New York, NY 10281

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND

333 West Wacker Drive

Chicago, Illinois 60606

Re:	Nuveen New Jersey Dividend Advantage Municipal Fund Series 2 Variable Rate Demand Preferred Shares (“VRDP Shares”)

Ladies and Gentlemen:

Reference is made to the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, dated as of [—], 2014 (as heretofore amended, modified or supplemented, the “Agreement”), between THE BANK OF NEW YORK MELLON, as the Tender and Paying Agent, and ROYAL BANK OF CANADA, as the Liquidity Provider. Capitalized terms used herein shall have the meanings given to them in or by reference to the Agreement.

Pursuant to Section 2.01(b) of the Agreement, the undersigned [Tender and Paying Agent] [Beneficial Owner] [Agent Member of a Beneficial Owner] [Holder] hereby notifies you of [number] VRDP Shares (CUSIP [—]) to be purchased by you on [—] (the “Purchase Date”) pursuant to Section 2.02 of the Agreement. The aggregate Purchase Price of such VRDP Shares is             dollars ($            ). Of such aggregate Purchase Price,             dollars ($            ) comprises the aggregate liquidation preference of such VRDP Shares and             dollars ($            ) comprises accumulated but unpaid dividends on such VRDP Shares to and including the Purchase Date.

Ex. A-1

The Purchase Price should be provided in immediately available funds to:

[Insert Appropriate Wire Instructions for the Tender and Paying Agent]

[If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations:]

[Insert Appropriate Wire Instructions]

Very truly yours,

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Beneficial Owner:

By:
Name:
Title:

[Address of Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of an Agent Member of a Beneficial Owner:

By:
Name:
Title:

[Address of Agent Member of a Beneficial Owner]

Ex. A-2

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Holder:

By:
Name:
Title:

[Address of Holder]

Ex. A-3

EXHIBIT B

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (THE “FUND”)

SERIES 2 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

CUSIP NO. [—]*

MANDATORY PURCHASE NOTICE—SERIES 2

In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares effective [—], 2014 (the “Statement”), the Fund hereby notifies Holders and the Liquidity Provider of the Mandatory Purchase of the Outstanding VRDP Shares for purchase by the Liquidity Provider on the Mandatory Purchase Date specified below due to the occurrence of the following Mandatory Purchase Event:

The termination of the VRDP Purchase Agreement prior to or on a Scheduled Termination Date where:

(i) at least 15 days prior to any such termination, the Liquidity Provider has not agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement being replaced;

(ii) at least 15 days prior to such termination, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement being replaced; or

(iii) by the fifteenth day prior to a Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced.

The Mandatory Purchase Date for purchase of all Outstanding VRDP Shares by the Liquidity Provider will be             , 20            .

All Outstanding VRDP Shares will be automatically subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

In the event that VRDP Shares are issued in certificated form and a Holder fails to deliver any VRDP Shares to which the Mandatory Purchase relates, on or prior to the Mandatory Purchase Date,

*	NOTE: Neither the Fund nor the Tender and Paying Agent shall be responsible for the selection or use of the CUSIP Numbers selected, nor is any representation made as to its correctness indicated in any notice or as printed on any VRDP Share certificate. It is included solely as a convenience to VRDP Shareholders.

Ex. B-1

the Holder and Beneficial Owner(s) of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any monies held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

The Final Notice of Purchase to the Liquidity Provider will automatically be deemed given upon the delivery of this Mandatory Purchase Notice to the Liquidity Provider as provided in the VRDP Purchase Agreement.

The Mandatory Purchase Notice shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive this notice.

Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

Ex. B-2

EXHIBIT C

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (THE “FUND”)

SERIES 2 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

NOTICE OF TENDER

Note:	The substance of this notice must be given by the Beneficial Owner or its Agent Member to The Bank of New York Mellon, as Tender and Paying Agent (the “Tender and Paying Agent”), appointed under the Tender and Paying Agent Agreement, dated as of [•], 2014, between Nuveen New Jersey Dividend Advantage Municipal Fund and the Tender and Paying Agent, in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission) at or prior to 2:00 p.m., New York City time, on any Business Day. Any Notice of Tender delivered after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day and the Purchase Date specified in this Notice of Tender will be adjusted such that the Purchase Date shall be the next succeeding Business Day following the Purchase Date specified in this Notice of Tender. The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

TO: THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

1.        In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares effective [—], 2014 (the “Statement”), the undersigned,             , [Beneficial Owner] [Agent Member of the Beneficial Owner] of the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be Purchased[1]
2	[—]

hereby notifies you of the election by the Beneficial Owner of the referenced VRDP Shares to tender such VRDP Shares for purchase in the amount of the Purchase Price in respect of the number of VRDP Shares set forth above on the Purchase Date specified below, which is a Business Day and a date on which such VRDP Shares are subject to Optional Tender for purchase pursuant to a notice given on the date hereof. Such Purchase Date shall be on any day not less than seven days (or, if such day is not a Business Day, on the next succeeding Business Day) after delivery of this Notice of Tender.

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of the Beneficial Owner is:

Name of Agent Member:

DTC Participant No. of Agent Member:

Name of Beneficial Owner:

Beneficial Owner’s account number:

[1]	VRDP Shares may be tendered only in denominations of $100,000 and integral multiples thereof.

Ex. C-1

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

The Beneficial Owner or its Agent Member acknowledges and agrees that the Person or Persons to whom or to whose order the Purchase Price of the tendered VRDP Shares is to be paid is/are the same as identified above.

2.        The undersigned acknowledges the obligation of the tendering Beneficial Owner to deliver the VRDP Shares that are the subject of this Notice of Tender (that has not been duly revoked in accordance with the procedures referenced in Item 5 below) on or before 2:00 p.m., New York City time on the Purchase Date, and, in accordance with such obligation, the undersigned hereby undertakes to deliver or to cause to be delivered the VRDP Shares being sold [directly] or [through an Agent Member] to the Tender and Paying Agent, through the “funds against delivery” procedures of the Securities Depository, no later than 2:00 p.m., New York City time, on the Purchase Date. The undersigned hereby also assigns and transfers and directs the Securities Depository or its nominee or the Tender and Paying Agent to transfer the tendered VRDP Shares to the purchaser in accordance with the procedures described in Part II of the Statement, and otherwise according to the Securities Depository’s procedures, in exchange for the payment of the Purchase Price thereof on the Purchase Date.

3.        The undersigned confirms its agreement that it hereby transfers to the purchaser of the VRDP Shares tendered pursuant to this Notice of Tender the right to receive from the Fund any dividends declared and unpaid for each day prior to the purchaser becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Share by the purchaser.

4.        The undersigned hereby represents and warrants for the benefit of the Tender and Paying Agent, the Remarketing Agent, the Liquidity Provider and the Fund that the undersigned has full power and authority to tender, exchange, assign and transfer the VRDP Shares to be tendered hereby, and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are tendered.

5.        The undersigned acknowledges that this Notice of Tender is irrevocable and effective upon the receipt by the Tender and Paying Agent, except that a Notice of Revocation to tender any or all of the VRDP Shares specified in this Notice of Tender may be delivered by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date; provided, that the revocation will be effective only to the extent set forth in the Statement.

6.        Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

Ex. C-2

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:
Name:
Title:

[OR]

Print name of Agent Member

By:
Name:
Title:

Ex. C-3

SCHEDULE 1

NOTICE OF TENDER DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Tender must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 2:00 p.m., New York City time, on any Business Day. If this Notice of Tender is delivered after 2:00 p.m., New York City time, it will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in this Notice of Tender:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

This Notice of Tender shall not be deemed to be delivered unless and until the Tender and Paying Agent actually receives it by the above-described means.

Ex. C-4

EXHIBIT D

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (THE “FUND”)

SERIES 2 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”) –

NOTICE OF REVOCATION

Note:	The substance of this notice must be given to The Bank of New York Mellon (the “Tender and Paying Agent”), in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission), at or prior to 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date.

1.        In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares effective [—], 2014 (the “Statement”), the undersigned [Beneficial Owner] or [Agent Member of the Beneficial Owner] delivered to the Tender and Paying Agent on             ,              a Notice of Tender (the “Notice of Tender”) in connection with an Optional Tender relating to the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be Purchased
2	[—]

and specifying the following additional information applicable to such Optional Tender and Notice of Tender:

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of itself or the Beneficial Owner is:

Name of Agent Member

DTC Participant No. of Agent Member:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

Ex. D-1

2.        The undersigned,             , [Beneficial Owner] [Agent Member of the Beneficial Owner] hereby requests revocation of the following number of VRDP Shares that were the subject of the Notice of Tender:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares hereby requested to be Revoked*
2	[—]

3.        The undersigned hereby acknowledges that this Notice of Revocation shall only be effective as a revocation of the Optional Tender of such number of VRDP Shares that are the subject of the Notice of Tender if all of the following conditions are met:

(i) the Remarketing Agent has not entered into an agreement to sell such VRDP Shares; and

(ii) this Notice of Revocation is received by the Tender and Paying Agent by email transmission (or if email transmission shall be unavailable, by facsimile transmission) not later than 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date.

4.        The undersigned hereby acknowledges that this Notice of Revocation is irrevocable.

5.        The undersigned acknowledges that this Notice of Revocation shall be effective to revoke the number of VRDP Shares requested to be revoked hereby only if and to the extent that the Remarketing Agent has so determined the effectiveness of such revocation with respect to such number of VRDP Shares (as evidenced by the Remarketing Agent below) and, to the extent not so effective, the Beneficial Owner (or its Agent Member on its behalf) continues to be obligated to tender such VRDP Shares for purchase for Optional Tender pursuant to and in accordance with the terms and conditions of the Notice of Tender.

6.        Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:
Name:
Title:

[OR]

*	VRDP Shares may be revoked only in denominations of $100,000 and integral multiples thereof.

Ex. D-2

Print name of Agent Member

By:
Name:
Title:

Extent to which this Notice of Revocation is Effective

The undersigned Remarketing Agent has determined in accordance with the Remarketing procedures set forth in the Statement that the foregoing Notice of Revocation is effective for the following number of VRDP Shares that are the subject of the Notice of Tender:              VRDP Shares.

RBC Capital Markets, LLC

By:
Name:
Title:

Date:

Ex. D-3

SCHEDULE 1

NOTICE OF REVOCATION DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Revocation must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

Ex. D-4

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT

dated as of

[—], 2014

between

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

and

ROYAL BANK OF CANADA, as Liquidity Provider

Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) Series 3 Variable Rate Demand Preferred Shares (“VRDP”)

(Relating to the issuance of Series 3 Variable Rate Demand Preferred Shares by the above-named fund in exchange for the outstanding Series 2 Variable Rate Demand Preferred Shares of

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ))

(NXJ – Series 3)

i

ii

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT, dated as of [—], 2014, between THE BANK OF NEW YORK MELLON, a New York banking corporation, as tender and paying agent (including its successors and assigns in such capacity, the “Tender and Paying Agent”) and ROYAL BANK OF CANADA, as liquidity provider (including its successors and assigns, the “Liquidity Provider”), acting through its WFC, New York, Branch.

WHEREAS, Nuveen New Jersey Dividend Advantage Municipal Fund, a closed-end investment company organized as a Massachusetts business trust (the “Fund”), has authorized the issuance to Holders (as defined below) of its Variable Rate Demand Preferred Shares, as set forth on Schedule I hereto, which are subject to this Agreement (the “VRDP Shares”);

WHEREAS, the Fund wishes to enhance the liquidity of the VRDP Shares by providing for the right of Holders and Beneficial Owners (as defined below) to sell pursuant to the Statement (as defined below) and the obligation by the Liquidity Provider to purchase VRDP Shares pursuant to the Purchase Obligation (as defined below);

WHEREAS, pursuant to the terms of the Tender and Paying Agent Agreement (as defined below), the Fund has retained the Tender and Paying Agent to perform certain duties with respect to the VRDP Shares, including entering into and performing its duties under this Agreement (as defined below);

WHEREAS, the original issuance and sale of the VRDP Shares by the Fund is conditioned upon, and subject to, the Purchase Obligation being in effect with respect to the VRDP Shares; and

WHEREAS, the Statement provides that the Fund for the benefit of the Holders and Beneficial Owners of VRDP Shares shall (i) maintain a VRDP Purchase Agreement (as defined in the Statement) providing a Purchase Obligation on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis, and (ii) provide Holders and Beneficial Owners with advance notice of any termination of the Purchase Obligation;

NOW, THEREFORE, in consideration of the respective agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.    Definitions.

The following terms, as used herein, have the following meanings:

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

1

“Agreement” means this Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Alternate VRDP Purchase Agreement” means any agreement with a successor Liquidity Provider replacing this Agreement (or any replacement herefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially identical to the Purchase Obligation herein, as determined by the Fund.

“Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding plus all accumulated but unpaid dividends, whether or not earned or declared.

“Beneficial Owner,” means a Person in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)        cash or any cash equivalent;

(2)        any U.S. Government Security;

(3)        any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations (long-term or short-term as to the applicable type of obligation) as of the date of the Statement (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)        any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Securities or any combination thereof; or

2

(5)        any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of the Statement (or such rating’s future equivalent).

“Dividend Payment Date” except as otherwise provided in the Statement, means the date that is the first Business Day of each calendar month on which dividends on VRDP Shares are paid to Holders.

“Effective Date” means the date of execution of this Agreement.

“Effective Leverage Ratio” has the meaning set forth in the VRDP Fee Agreement.

“Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDP Fee Agreement.

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation, amalgamation with, or merger with or into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation, amalgamation with, or merger with or into another entity or the transfer of all or substantially all of the Liquidity Provider’s assets; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider (including by operation of law) under the terms of this Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or, if applicable, such other short-term debt ratings as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including VRDP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

3

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and the Statement.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a valid Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully Remarketed, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully Remarketed or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a validly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

“Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

“Fund” has the meaning set forth in the preamble to this Agreement.

“Fund Insolvency Event” means that the Fund becomes a debtor under Title 11 of the United States Bankruptcy Code or becomes subject to insolvency or liquidation proceedings under any United States federal or state law or other applicable law.

“Global VRDP Shares” means the VRDP Shares issued in book-entry form, deposited with the Tender and Paying Agent on behalf of the Securities Depository and registered in the name of a nominee of the Securities Depository.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

The word “including” means “including without limitation.”

4

“Information Memorandum” means the proxy statement of the Fund, the Target Fund and the other fund named therein, dated [•], 2014, and the information memorandum attached thereto, as amended, revised or supplemented from time to time, including in connection with any Remarketing or offering of additional VRDP Shares.

“Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

“Liquidation Preference” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to this Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with the Statement and this Agreement.

“Mandatory Purchase Event” means, (i) in connection with the termination of this Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of this Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of this Agreement, or (ii) in connection with the termination of this Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to this Agreement as Exhibit B, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

5

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of the Statement and this Agreement.

“Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any VRDP Shares on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) with the prior written consent of the Liquidity Provider with respect to its classification as a Mandatory Tender Event, each failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), to the extent that the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date, substantially in the form attached to the Remarketing Agreement as Annex II.

“Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

“Municipal Obligations” means municipal securities as described in the Information Memorandum.

“1940 Act” means the Investment Company Act of 1940, as amended.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form of Exhibit A hereto.

“Notice of Redemption” means any notice with respect to the redemption of VRDP Shares pursuant to the Statement.

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“Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to this Agreement as Exhibit D and the Tender and Paying Agent Agreement as Exhibit C, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the VRDP Shares for sale on a Purchase Date pursuant to the Statement.

“Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to this Agreement as Exhibit C and the Tender and Paying Agent Agreement as Exhibit A, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender VRDP Shares for sale on a Purchase Date pursuant to the Statement.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

“Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

“Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

“Optional Tender” means any tender of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of the Statement and this Agreement.

“Outstanding” means, as of any date with respect to the VRDP Shares, the number of VRDP Shares theretofore issued by the Fund except, without duplication, (i) any VRDP Shares theretofore cancelled or delivered to the Tender and Paying Agent for cancellation or redemption by the Fund, (ii) any VRDP Shares with respect to which the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 10 of Part I of the Statement, (iii) any VRDP Shares as to which the Fund shall be a Beneficial Owner, and (iv) any VRDP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any such VRDP Share will be deemed to be Outstanding for purposes of this Agreement until redeemed by the Fund.

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“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preliminary Notice of Purchase” means a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Business Day immediately preceding a Purchase Date indicating the number of VRDP Shares to be purchased on the Purchase Date pursuant to the Purchase Obligation.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event will be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of this Agreement; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of such proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of this Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares, and Holders, in the case of any Mandatory Purchase.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to but excluding, the relevant Purchase Date.

“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to Article II of this Agreement, so long as such VRDP Shares are owned by the Liquidity Provider.

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“Related Documents” means the Declaration, the Statement, the VRDP Shares, the By-laws, the Remarketing Agreement, the VRDP Fee Agreement and the Tender and Paying Agent Agreement.

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the Related Party Termination Event.

“Related Party Termination Event” means termination of this Agreement by its terms as of the Related Party Termination Date in the event of the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of VRDP Shares pursuant to the terms of this Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and the Statement.

“Remarketing Agent” means, with respect to the VRDP Shares, the Person or Persons designated as Remarketing Agent for the VRDP Shares with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), initially as set forth in Schedule I hereto, and its or their permitted successors and assigns. The Liquidity Provider’s execution of this Agreement shall constitute its consent to the designation of the Remarketing Agent set forth in Schedule I.

“Remarketing Agreement” means the Remarketing Agreement, with respect to the VRDP Shares, dated [—], 2014, by and among the Fund, the Investment Adviser and the Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

“Remarketing Notice” means the notice to be provided by the Remarketing Agent to the Tender and Paying Agent and the Liquidity Provider by 2:00 p.m., New York City time, on the Business Day preceding the Purchase Date regarding the number of VRDP Shares that it has successfully and unsuccessfully remarketed for purchase on the Purchase Date.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

“Scheduled Termination Date” means April 15, 2015 or any succeeding date to which the term of this Agreement is extended pursuant to Section 2.03.

“SEC” means the Securities and Exchange Commission.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

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“Special Rate Period” with respect to the VRDP Shares, has the meaning specified in paragraph (a) of Section 4 of Part I of the Statement.

“Statement” means the Statement Establishing and Fixing the Rights and Preferences of the VRDP Shares as it may be amended or supplemented from time to time in accordance with the terms thereof.

“Target Fund” means Nuveen New Jersey Premium Income Municipal Fund, Inc., a closed-end investment company organized as a Minnesota corporation.

“Tender” means either an Optional Tender or a Mandatory Tender.

“Tender and Paying Agent” means The Bank of New York Mellon, or with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares.

“Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement, with respect to the VRDP Shares, entered into as of [—], 2014, between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

“Termination Event” means a termination of this Agreement (a) on a Scheduled Termination Date, as such date may be extended pursuant to the terms hereof, (b) following written notice provided by the Tender and Paying Agent pursuant to Section 7.06(b) hereof following the occurrence of a Liquidity Provider Ratings Event at any time during the term hereof, (c) on an Optional Early Termination Date or (d) on a Related Party Termination Date.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement, with respect to the VRDP Shares, dated as of [—], 2014, between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time, or any similar agreement with a successor Liquidity Provider.

“VRDP Shares” has the meaning set forth in the preamble to this Agreement.

“written” or “in writing” means any form of written communication, including communication by means of telex, telecopier or electronic mail.

SECTION 1.02.    Incorporation of Certain Definitions by Reference.

Each capitalized term used herein and not otherwise defined herein has the meaning provided therefor (including by incorporation by reference) in the Statement.

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ARTICLE II PURCHASE OBLIGATION

SECTION 2.01.    Commitment to Purchase VRDP Shares.

(a)        The Liquidity Provider agrees, commencing on the Effective Date of this Agreement, to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Statement and this Agreement, including, without limitation to any other provision of this Agreement, on the Purchase Date for a Mandatory Tender in connection with the Fund obtaining an Alternate VRDP Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. The Liquidity Provider agrees that in no event shall amounts paid by it in respect of the Purchase Price be paid from funds or property of the Fund, including, without limitation, any funds derived from funds that the Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and shall be unconditional and irrevocable in accordance with the provisions hereof, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth herein or of the Fund set forth in the VRDP Fee Agreement or the termination of the obligations of the Remarketing Agent under Section 10 of the Remarketing Agreement.

(b)        The obligation of the Liquidity Provider hereunder to purchase VRDP Shares of any Holder or Beneficial Owner on any Purchase Date shall be unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations hereunder, any Holder or Beneficial Owner, with respect to an election by one or more Beneficial Owners to submit such VRDP Shares for purchase by the Liquidity Provider; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase shall automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider in accordance herewith.

(c)        In the case of an Optional Tender or a Mandatory Tender, the Liquidity Provider shall be obligated to purchase only those VRDP Shares subject to a Final Notice of Purchase. In the case of a Mandatory Purchase, the Liquidity Provider shall be obligated to purchase all Outstanding VRDP Shares.

SECTION 2.02.    Method of Purchasing.

(a)        Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in the Notice of Tender (or if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender will be irrevocable (except as described below) and effective upon receipt and shall:

(i)        be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)        state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased and the Purchase Date and be in substantially the form of and contain such other information specified in Exhibit C to this Agreement; and

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(iii)        state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b)        Upon receipt of a Notice of Tender, the Tender and Paying Agent will provide a copy to the Liquidity Provider and the Remarketing Agent as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly tendered will be conclusive and binding on a Beneficial Owner and its Agent Member.

(c)        VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(i)        Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender under the Statement shall be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

(ii)        To the extent permitted by law and under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the applicable listed occurrence in clause (i) of such definition, respectively.

(iii)        Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form and a Holder of VRDP Shares fails to deliver such VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account by the Tender and Paying Agent,

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will not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(d)        A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, tendered VRDP Shares, if any, that remain unsold on the related Purchase Date will be allocated by the Remarketing Agent to each Notice of Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

(e)        Pursuant to the Statement and except as may otherwise be provided in connection with a Special Rate Period, the Fund has agreed in the VRDP Fee Agreement to use its best efforts at all times to engage a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities whose appointment has been consented to in writing by the Liquidity Provider (which consent shall not be unreasonably withheld) to use its best efforts to find purchasers for all VRDP Shares properly tendered pursuant to a Tender. All such VRDP Shares shall be remarketed at the Purchase Price of such VRDP Shares.

(f)        In connection with any attempted Remarketing, all tendered VRDP Shares will be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the VRDP Shares that are remarketed or purchased by the Liquidity Provider will be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the

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aggregate number and Purchase Price of remarketed VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, will be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of any sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares will be used for the purchase of the remarketed VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the relevant Purchase Date.

(g)        By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent shall promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if remarketing proceeds for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent shall deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date, shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. The payment obligation of the Liquidity Provider shall equal the Purchase Price of the VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider, as being required to be purchased by the Liquidity Provider.

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(h)        The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase of VRDP Shares on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under this Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations hereunder, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, through means of the Securities Depository in the case of Global VRDP Shares. The Fund is required pursuant to the Statement, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment by the Fund will not, perform its obligations under the VRDP Purchase Agreement, to (i) upon becoming aware thereof, promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice.

(i)        Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, and by the tendering Holder, in the case of a Mandatory Tender, against payment therefor or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, against payment therefor, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Remarketing Agent, with respect to VRDP Shares remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with

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respect to VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such VRDP Shares to such tendering Beneficial Owner, Agent Member or Holder, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(j)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered Global VRDP Shares and their Remarketing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(k)        In the event of a Failed Remarketing Condition, of which the Tender and Paying Agent, pursuant to the Tender and Paying Agent Agreement, has received notice by Electronic Means, the Tender and Paying Agent will promptly provide notice of such Failed Remarketing Condition, by Electronic Means, to the Fund and Holders.

(l)        At any time that no Purchase Obligation is in effect (or with respect to a remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable as provided in the VRDP Fee Agreement), any VRDP Shares unsold in a Remarketing shall be returned to the tendering Beneficial Owners or their Agent Members, or the tendering Holders, as the case may be, by the Tender and Paying Agent. For purposes of the parenthetical in the preceding sentence, the Purchase Obligation of a successor liquidity provider shall be treated as inapplicable to VRDP Shares held by the Liquidity Provider unless and until either the Fund or the Liquidity Provider shall have given the Tender and Paying Agent written notice that the VRDP Fee Agreement has been amended to make it applicable.

(m)        VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of this Agreement. Any notice given in respect of a Mandatory Purchase under the Statement shall be conclusively presumed to have been duly given, whether or not the Holders receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form and a Holder fails to deliver such VRDP Shares to which a Mandatory Purchase relates on or prior to the Mandatory Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP

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Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(n)        The Liquidity Provider shall not have any responsibility for, or incur any liability in respect of, any losses, claims, damages, liabilities or expenses (including reasonable fees and expenses of counsel) (“Losses”) relating to any act by the Tender and Paying Agent, or any failure to act or to perform any of its obligations, other than Losses arising out of the bad faith, gross negligence or willful misconduct of the Liquidity Provider.

(o)        VRDP Shares purchased by the Liquidity Provider pursuant to this Section 2.02 shall be delivered to the Liquidity Provider or its nominee as specified by the Liquidity Provider.

(p)        If there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform any of its foregoing obligations hereunder on behalf of any Beneficial Owner or Holder, such Beneficial Owner or its Agent Member or Holder may perform any such obligations in place of the Tender and Paying Agent (if any) with respect to the VRDP Shares of such Beneficial Owner or Holder and payments shall be made to the account(s) specified by such Beneficial Owners or Holders.

(q)        In connection with any Special Rate Period designated pursuant to Section 4 of the Statement, the Fund, without the vote or consent of any Holder of VRDP Shares but with the prior written consent of the Liquidity Provider, in the Notice of Proposed Special Rate Period relating to the VRDP Shares, as delivered to the Remarketing Agent and the Liquidity Provider, may provide for provisions relating solely to such Special Rate Period that differ from those provided in the Statement, including with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 10(b)(i)(A) of the Statement) and modified or new definitions as specified in the Notice of Proposed Special Rate Period for such Special Rate Period; provided that such provisions do not affect the parity ranking of the VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Any such Special Rate Period, and establishment of any such provisions applicable during such Special Rate Period, must be preceded by a Mandatory Tender as provided in this Agreement.

SECTION 2.03.    Extension of Scheduled Termination Date.

Under the VRDP Fee Agreement, the Fund shall have the right, exercisable not more than 120 days nor less than 90 days prior to the Scheduled Termination Date, to request that the Liquidity Provider extend the term of such Scheduled Termination Date for an additional period, which request may be conditioned upon terms and conditions that are different from the terms and conditions of this Agreement and the VRDP Fee Agreement then in effect. Under the VRDP Fee Agreement, the Fund will acknowledge and agree that the Liquidity Provider may grant or deny any request for extension of the Scheduled Termination Date in its sole and absolute discretion.

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SECTION 2.04.    Reduction of Available Commitment.

As of the opening of business on the day following the Liquidity Provider’s receipt of written notice (which the Tender and Paying Agent will provide within two (2) Business Days of receipt of notice from the Fund) of any redemption or other repurchase of VRDP Shares consummated by the Fund, the Available Commitment shall automatically be reduced by the amount applicable to the VRDP Shares so redeemed or otherwise repurchased; and the Available Commitment in respect of such VRDP Shares shall be extinguished and shall not thereafter be revived, except with the prior written consent of the Liquidity Provider.

SECTION 2.05.    Claw-Back Provision.

In the event that any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares prior to the occurrence of a Fund Insolvency Event are required to be, and are, paid over to the bankruptcy estate of the Fund pursuant to a final, non-appealable judgment of a court of competent jurisdiction arising out of a Fund Insolvency Event, any Beneficial Owner (or former Beneficial Owner) of VRDP Shares that has paid over to the bankruptcy estate of the Fund pursuant to such judgment any dividends or redemption proceeds previously received from the Fund may demand reimbursement from the Liquidity Provider of any amounts so paid. The Liquidity Provider agrees to make such reimbursement payment within three Business Days of receipt of any such demand for payment made in writing and accompanied by evidence reasonably satisfactory to the Liquidity Provider, of payment made to the bankruptcy estate of the Fund by or on behalf of the demanding party. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares shall be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Fund and the bankruptcy estate of the Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) shall execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such assignment. The provisions of this Section 2.05 shall survive any expiration or termination of this Agreement, in respect of any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares during the term of this Agreement, and shall be in addition to any other obligation of the Liquidity Provider under this Agreement.

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE TENDER AND PAYING AGENT

The representations and warranties set out in this Article III are given hereunder by the Tender and Paying Agent on the date hereof only and are not repeated on any subsequent date.

SECTION 3.01.    Existence; Binding Effect.

The Tender and Paying Agent represents and warrants to the Liquidity Provider that (i) the Tender and Paying Agent is duly organized and is validly existing as a banking corporation under the laws of the State of New York, (ii) it has the corporate power to enter into and perform its obligations under this Agreement and each Related Document to which it is a party and (iii) this Agreement constitutes the legal, valid and binding obligation of the Tender and Paying Agent except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws related to or affecting the rights of creditors generally from time to time in effect and by general principles of equity.

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ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE LIQUIDITY PROVIDER

The representations and warranties set out in this Article IV are given hereunder by the Liquidity Provider on the date hereof only and are not repeated on any subsequent date.

SECTION 4.01.    Existence.

The Liquidity Provider is a Canadian chartered bank duly established and validly existing under the Bank Act (Canada) and duly licensed to operate its New York branch located at 200 Vesey Street, New York, New York (the “WFC, New York, Branch”) under License No. 80072, issued by the Comptroller of the Currency of the United States of America. The Liquidity Provider has all requisite power and authority to execute and deliver, and to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation, and to do so acting through the WFC, New York, Branch.

SECTION 4.02.    Authorization; Contravention.

The execution, delivery and performance by the Liquidity Provider of this Agreement, including, without limitation, the Purchase Obligation, are within the Liquidity Provider’s powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or contravene, or constitute a default under, any provision of applicable law, charter, ordinance or regulation or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Liquidity Provider or result in the creation or imposition of any lien or encumbrance on any asset of the Liquidity Provider, except for violations, contraventions or defaults, or the creation or imposition of liens which would not have a material adverse effect on the Purchase Obligation.

SECTION 4.03.    Binding Effect.

This Agreement, including, without limitation, the Purchase Obligation, constitutes a valid and binding agreement of the Liquidity Provider, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, it being understood that the enforceability of indemnification provisions may be subject to limitations imposed under applicable securities laws.

SECTION 4.04.    Financial Information.

The consolidated balance sheets and the related consolidated statements of income, comprehensive income, changes in equity and cash flows set forth in the Liquidity Provider’s Annual Report to Shareholders for the fiscal year ended October 31, 2013, and the auditor’s report with respect thereto, copies of which have heretofore been furnished to the Fund, present fairly, in all material respects, the balance sheet of the Liquidity Provider and its subsidiaries as at October 31, 2013 and October 31, 2012, and their financial performance and cash flows for the years ended October 31, 2013, October 31, 2012 and October 31, 2011 in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board. The audits of these statements were conducted in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). Since October 31, 2013, no

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transaction or event has occurred and no change has occurred in the condition (financial or otherwise) or operations of the Liquidity Provider that would materially and adversely affect its ability to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.05.    Litigation.

Except as disclosed in the Information Memorandum or in a schedule delivered to the Fund prior to the date hereof, no action, suit, proceeding or investigation is pending or (to the best knowledge of the Liquidity Provider) overtly threatened in writing against the Liquidity Provider in any court or before any governmental authority in any way contesting or, if decided adversely, would affect the validity of this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.06.    Consents.

All consents, licenses, approvals, validations and authorizations of, and registrations, validations or declarations by or with, any court or any regulatory, supervisory or governmental agency, bureau or agency required to be obtained in connection with the performance of the Liquidity Provider under this Agreement or the execution, delivery by, or the validity or enforceability against, the Liquidity Provider of this Agreement and the other Related Documents to which the Liquidity Provider is a party have been obtained and are in full force and effect. If and to the extent that the Purchase Obligation is determined to be a “security” for purposes of the Securities Act of 1933, as amended (the “Securities Act”), the Purchase Obligation is exempt from registration under Section 3(a)(2) of the Securities Act.

SECTION 4.07.    Ranking.

Subject to the rights of any holder of any security interest in any property of the Liquidity Provider that the Liquidity Provider is permitted to create under Section 419(1) of the Bank Act, the obligations of the Liquidity Provider under this Agreement in the case of the insolvency of the Liquidity Provider rank pari passu with the payment of the deposit liabilities of the Liquidity Provider and all other liabilities of the Liquidity Provider (except the liabilities referred to in Section 369(1)(d) and (e) of the Bank Act which rank subordinate to the deposit liabilities and those other liabilities), except that:

(a)        pursuant to Section 369(1)(a) of the Bank Act, the payment of any amount due to Her Majesty in Right of Canada, in trust or otherwise, except indebtedness evidenced by subordinated indebtedness, shall be a first charge on the assets of the Liquidity Provider;

(b)        pursuant to Section 369(1)(b) of the Bank Act, the payment of any amount due to her Majesty in Right of a Province of Canada, in trust or otherwise, except indebtedness evidenced by subordinated indebtedness, shall be a second charge on the assets of the Liquidity Provider; and

(c)        pursuant to Section 31(2) of the Canadian Payments Act, where a bankruptcy order is made against the Liquidity Provider or a winding-up order is made in respect of the Liquidity Provider the items set out in clauses (i) and (ii) below shall be paid from the estate of the Liquidity Provider, in priority to any other claim against the estate of the Liquidity Provider, in the following order:

(i)        unpaid cheques or orders that had been drawn on the Liquidity Provider and certified by the Liquidity Provider prior to the making of the bankruptcy order or winding-up order; and

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(ii)        unpaid priority payment instructions (as such term is defined in the Canadian Payments Act) drawn on the Liquidity Provider and issued prior to the making of the bankruptcy order or winding-up order.

SECTION 4.08.    1940 Act Status.

The Liquidity Provider is not required to register as an “investment company,” within the meaning of the 1940 Act and the rules and regulations of the SEC thereunder.

ARTICLE V DUTIES OF THE TENDER AND PAYING AGENT

SECTION 5.01.    Duties and Responsibilities.

(a)        The Tender and Paying Agent is acting solely as agent for the Fund hereunder and owes no duties, fiduciary or otherwise, to any other Person by reason of this Agreement, other than to the Liquidity Provider as and to the extent expressly provided for herein.

(b)        The Tender and Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Tender and Paying Agent.

(c)        In the absence of gross negligence (and, with respect to the handling of funds, in the absence of negligence), willful misconduct or bad faith on its part, the Tender and Paying Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Tender and Paying Agent shall not be liable for any error of judgment made in good faith unless and to the extent resulting from its own gross negligence (and with respect to the handling of funds, its own negligence).

SECTION 5.02.    Rights of the Tender and Paying Agent.

(a)        The Tender and Paying Agent shall not incur liability for following the instructions herein contained or expressly provided for, or written instructions authorized hereby. The Tender and Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document, in the absence of gross negligence, believed by it to be genuine. The Tender and Paying Agent shall not be liable for acting upon any telephone communication authorized hereby which the Tender and Paying Agent believes in the absence of gross negligence to have been given by the Fund, a Holder, a Beneficial Owner, an Agent Member, the Liquidity Provider or the Remarketing Agent. The Tender and Paying Agent may record telephone communications with the Fund, the Liquidity Provider and the Remarketing Agent in connection with its duties hereunder.

(b)        The Tender and Paying Agent may consult with counsel of its choice and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c)        The Tender and Paying Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

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(d)        The Tender and Paying Agent may perform its duties and its rights hereunder either directly or by or through agents or attorneys.

(e)        Anything in this Agreement to the contrary notwithstanding, in no event shall the Tender and Paying Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Tender and Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(f)        The Tender and Paying Agent shall not be obligated to take any legal action hereunder that might, in its judgment, involve any expenses or liability, unless it has been furnished with indemnity reasonably satisfactory to it.

(g)        The Tender and Paying Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunction of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action. The Tender and Paying Agent shall use commercially reasonable efforts to commence performance of its obligations during any of the foregoing circumstances.

(h)        The Tender and Paying Agent makes no representation as to, and shall have no liability with respect to, the correctness of the recitals in, or the validity (with respect to parties other than the Tender and Paying Agent), accuracy or adequacy of this Agreement (including any schedules hereto), any VRDP Shares, the Statement, any offering material used in connection with the offer and sale of any VRDP Shares or any other agreement or instrument executed in connection with the transactions contemplated herein or in any thereof.

(i)        The permissive right of the Tender and Paying Agent under this Agreement to take or omit to take any action shall not be construed as a duty.

(j)        The Tender and Paying Agent may request that the Liquidity Provider deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which certificate may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(k)        Unless otherwise mutually agreed between the Liquidity Provider and the Tender and Paying Agent, the Tender and Paying Agent shall have no duty to invest any funds deposited with it at any time pursuant to this Agreement and shall be under no duty or obligation to pay any interest or earnings on or with respect to amounts held or deposited hereunder. In the event the Liquidity Provider and the Tender and Paying Agent shall otherwise agree, any interest or earnings on or with respect to any amount held or deposited hereunder shall be remitted to the Fund in accordance with such agreement. The Tender and Paying Agent shall be under no duty or obligation to collateralize or pledge any security therefor, or to segregate any amounts hereunder except as may be required by law; provided, however, that the Tender and Paying Agent shall hold any Purchase Price received from the Liquidity Provider in a separate account in trust for the benefit of the Liquidity Provider pending delivery of such Purchase Price to a Holder or Beneficial Owner or its Agent Member in payment of any VRDP Shares that are the subject of a Tender or Mandatory Purchase.

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(l)        The Tender and Paying Agent, in its individual or any other capacity, may become the owner or pledgee of VRDP Shares with the same rights it would have if it were not Tender and Paying Agent.

(m)        Nothing contained herein shall be construed to require the Tender and Paying Agent to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Fund for the purpose of making payments hereunder.

(n)        The Tender and Paying Agent shall have no duty to examine and shall not be charged with knowledge of the contents of any report, information or document delivered to it hereunder. The Tender and Paying Agent shall have no duty to determine the occurrence or continuance of any event or events that constitute a Liquidity Provider Ratings Event, Mandatory Tender Event, Mandatory Purchase Event or Failed Remarketing Condition or to determine whether any agreement satisfies the requirements of an Alternate VRDP Purchase Agreement.

(o)        The Tender and Paying Agent has no obligation under the terms of this Agreement or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to this Agreement or otherwise.

SECTION 5.03.    Tender and Paying Agent’s Disclaimer.

The Tender and Paying Agent makes no representation as to the validity (except with respect to itself) or adequacy of this Agreement or any VRDP Shares issued or to be issued.

SECTION 5.04.    Concerning the Securities Depository.

(a)        Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or obligation to any Beneficial Owner of an interest in a Global VRDP Share, an Agent Member or other Person with respect to the accuracy of the records of the Securities Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Global VRDP Shares or with respect to the delivery to any Agent Member, Beneficial Owner or other Person (other than the Securities Depository) of any notice (including any Notice of Redemption) or the payment of any amount, under or with respect to such VRDP Shares. All notices and communications to be given to the Holders and all payments to be made to Holders under this Agreement or the Related Documents shall be given or made only to or upon the order of the registered holders (which shall be the Securities Depository or its nominee in the case of Global VRDP Shares). The rights of Beneficial Owners in the Global VRDP Shares shall be exercised only through the Securities Depository subject to the applicable procedures of the Securities Depository. The Liquidity Provider and the Tender and Paying Agent shall be entitled to rely and shall be fully protected in acting upon information furnished by the Securities Depository with respect to its members, participants and any beneficial owners. The Fund and the Tender and Paying Agent shall be entitled to deal with the Securities Depository, and any nominee thereof that is the registered holder of any Global VRDP Shares for all purposes of this Agreement or the Related Documents relating to such Global VRDP Shares (including the payment of dividends, redemption price, if any, and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global VRDP Shares), as the sole holder of such Global VRDP Shares and shall have no obligations to the Beneficial Owners thereof. None of the Liquidity Provider or the Tender and Paying Agent shall have any responsibility or liability for any acts or omissions of the Securities Depository with respect to such

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Global VRDP Shares, for the records of the Securities Depository, including records in respect of beneficial ownership interests in respect of any such Global VRDP Shares, for any transactions between the Securities Depository and any Agent Member or between or among the Securities Depository, any such Agent Member and/or any holder or owner of a beneficial interest in such Global VRDP Shares, or for any transfers of beneficial interests in any such Global VRDP Shares.

(b)        The Tender and Paying Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Related Documents or this Agreement or under applicable law with respect to any transfer of any interest in any VRDP Share (including any transfers between or among Agent Members or Beneficial Owners of interests in any Global VRDP Shares), other than to require delivery of such certificates, other documentation or evidence, if any, as are expressly required by, and to do so if and when expressly required by the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE VI COVENANTS OF THE LIQUIDITY PROVIDER

The Liquidity Provider agrees that, so long as there is any Purchase Obligation hereunder or any amount payable hereunder or under any VRDP Shares remains outstanding:

SECTION 6.01.    Fund Insolvency Event.

The Liquidity Provider agrees to perform all of its obligations hereunder, including the obligation to purchase the VRDP Shares in accordance with Article  II herein, notwithstanding a Fund Insolvency Event.

SECTION 6.02.    Waiver.

In the event of a termination of this Agreement as a result of a Termination Event, the Liquidity Provider agrees to waive its right with respect to Purchased VRDP Shares to exercise the Purchase Obligation provided by any subsequent Liquidity Provider; provided, however, that any Purchased VRDP Shares that are subsequently sold by the Liquidity Provider in a successful Remarketing shall at the time of such sale and thereafter have the full benefit of the Purchase Obligation of any subsequent Liquidity Provider; and, provided, further, that any Purchase Obligation of a subsequent Liquidity Provider with respect to the Purchased VRDP Shares shall be on parity with the Purchase Obligation of such Liquidity Provider with respect to all other Outstanding VRDP Shares.

SECTION 6.03.    Notice of Extraordinary Corporate Event.

To the extent permitted by law and under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) of such definition, respectively.

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ARTICLE VII MISCELLANEOUS

SECTION 7.01.    Replacement of the Tender and Paying Agent.

Any resignation or removal of the Tender and Paying Agent shall be effective only upon a replacement Tender and Paying Agent entering into a replacement of this Agreement with the Liquidity Provider.

SECTION 7.02.    Notices.

All notices, requests and other communications to the Liquidity Provider shall be in writing (including telecopy, electronic mail or similar writing), except in the case of notices and other communications permitted to be given by telephone, and shall be given to such party at its address or telecopy number or email address set forth below or to such other Person and/or such other address or telecopy number or email address as such party may hereafter specify for the purpose by notice to the other party. All notices, requests, demands and communications to be delivered to the Tender and Paying Agent shall be sent by Electronic Means to the attention of the Tender and Paying Agent at the office of the Tender and Paying Agent as set forth below or to such other Persons and/or such other addresses, telecopy numbers or email addresses as such party may hereafter specify for the purpose of notice to the other party. Each such notice, request or other communication shall be effective (i) if given by mail, upon receipt, or (ii) if given by any other means, when delivered at the address specified in this Section. The notice address for each party is specified below:

(a)        if to the Liquidity Provider:

Royal Bank of Canada

[—]

[—]

Tel: [—]

Fax: [—]

Email: [—]

(b)        if to the Tender and Paying Agent:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Mike Diep

Vice President

Tel: (212) 815-2834

Fax: (212) 815-2830

Email: mike.diep@bnymellon.com

25

Christina Sotiriou

Vice President

Tel: (212) 815-2888

Fax: (212) 815-2830

Email: christina.sotiriou@bnymellon.com

Wire Instructions:

The Bank of New York Mellon

New York New York

ABA# [—]

G/L/A# 111-565

For Further Credit to Account [#280560]

Ref: mm/dd/yy and Event (e.g.: Purchase Date or Mandatory Tender)

Attn: Mike Diep, Tel: (212) 815-2834

Any payments required to be made by either party to the other, or any VRDP Shares required to be delivered by the Tender and Paying Agent to the Liquidity Provider, unless otherwise provided in a Related Document, shall be made in immediately available funds or delivered, by wire transfer, to the account of the applicable party listed under “Wire Instructions.”

SECTION 7.03.    No Waivers.

(a)        The rights of the Liquidity Provider hereunder are separate from and in addition to any rights that the Liquidity Provider, as a holder of any VRDP Share, may have under the terms of such VRDP Share or any Related Document or otherwise.

(b)        No failure or delay by the Liquidity Provider in exercising any right, power or privilege hereunder or under the VRDP Shares shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No failure or delay by the Liquidity Provider in exercising any right, power or privilege under or in respect of the VRDP Shares or any other Related Document shall affect the rights, powers or privileges of the Liquidity Provider hereunder or shall operate as a limitation or waiver thereof. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 7.04.    Amendments and Waivers.

Any provision of this Agreement may be amended or waived with the consent of the Fund if, but only if, such amendment or waiver is in writing and is signed by the Tender and Paying Agent and the Liquidity Provider; provided, that no amendment or waiver that affects any preference, right or power of the VRDP Shares or the Holders thereof shall be made except as permitted under the Declaration and the Statement, and agreed to by the Fund. The provision of Section 7.10 relating to the third-party beneficiary rights of Holders and Beneficial Owners may be amended only with the prior written consent of Holders of 100% of the Outstanding VRDP Shares.

SECTION 7.05.    Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may assign or otherwise

26

transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and the Fund. Any assignment without such prior written consent shall be void. The obligations of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and the Purchase Obligation evidenced hereby shall not be transferable except in connection with a transfer of VRDP Shares or any beneficial interest therein, whereupon the Purchase Obligation shall automatically run to the benefit of the transferee.

SECTION 7.06.    Term of this Agreement.

(a)        Subject to subsections (b) and (c) below, this Agreement shall terminate on the later of (i) the earlier of (x) the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) and (y) the reduction of the Available Commitment of the Liquidity Provider to zero; and (ii) the date of payment of all sums payable by the Liquidity Provider pursuant to this Agreement.

(b)        Notwithstanding the foregoing, (i) the Tender and Paying Agent, acting upon instructions of the Fund, may terminate this Agreement prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) in accordance with this Section 7.06(b) as of the Liquidity Provider Ratings Event Termination Date specified by notice in writing to the Liquidity Provider following the occurrence of a Liquidity Provider Ratings Event or (ii) this Agreement shall terminate prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) as of a Related Party Termination Date upon the occurrence of a Related Party Termination Event or as of an Optional Early Termination Date upon the occurrence of an Optional Early Replacement Event.

(c)        No expiration or termination of this Agreement shall be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Statement, including the purchase by the Liquidity Provider of any VRDP Shares required to be purchased by it as a result thereof pursuant to this Agreement.

SECTION 7.07.    New York Law.

This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the law of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY.

SECTION 7.08.    Waiver.

Each of the Tender and Paying Agent, the Liquidity Provider and each third party beneficiary of this Agreement hereby waives trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto or such third party beneficiaries hereof against the other on any matters whatsoever arising out of or in any way connected with this Agreement.

27

SECTION 7.09.    Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be delivered by the exchange of signed signature pages by facsimile transmission or by e-mail with a .pdf copy attached, and any printed or copied version of any signature page so delivered shall have the same force and effect as an originally signed version of such signature page.

SECTION 7.10.    Beneficiaries.

This Agreement is not intended and shall not be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder, except that the agreement of the Liquidity Provider to purchase VRDP Shares in accordance with the terms and conditions of this Agreement is made for the benefit of the Holders and Beneficial Owners from time to time of the VRDP Shares and shall be directly enforceable by the Holders or Beneficial Owners against the Liquidity Provider.

SECTION 7.11.    Entire Agreement.

This Agreement shall constitute the entire agreement and understanding between the parties hereto with respect to the matters set forth herein and shall supersede any and all prior agreements and understandings relating to the subject matter hereof.

SECTION 7.12.    Regulatory Matters.

Each party hereto acknowledges and agrees that it shall not be a condition precedent to the Purchase Obligation that any seller of VRDP Shares demonstrate or account for any loss.

SECTION 7.13.    Sovereign Immunity.

THE LIQUIDITY PROVIDER IRREVOCABLY WAIVES ANY IMMUNITY TO JURISDICTION TO WHICH IT MAY OTHERWISE BE ENTITLED (INCLUDING SOVEREIGN IMMUNITY, IMMUNITY TO PRE-JUDGMENT ATTACHMENT, POST-JUDGMENT ATTACHMENT AND EXECUTION) IN ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST IT ARISING OUT OF OR BASED ON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY THAT IS INSTITUTED IN ANY FEDERAL OR NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK OR IN ANY COMPETENT COURT IN CANADA. THE LIQUIDITY PROVIDER EXPRESSLY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN RESPECT OF ANY SUCH ACTION, AND WAIVES ANY OTHER REQUIREMENTS OF OR OBJECTIONS TO PERSONAL JURISDICTION WITH RESPECT THERETO.

SECTION 7.14.    Severability.

If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

28

SECTION 7.15.    Articles and Section Headings.

The Articles and Section headings and the Table of Contents herein are for convenience of reference only, and shall not affect the construction, or limit or otherwise affect the meaning hereof.

SECTION 7.16.    Nonpetition Covenant—Liquidity Provider.

Notwithstanding any prior termination of this Agreement, Royal Bank of Canada, solely in its capacity as Liquidity Provider, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends, petition or otherwise invoke the process of any court or government authority for the purpose of commencing a case against the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Liquidity Provider from taking any action prior to the expiration of the aforementioned one year and one day period in (x) any case or proceeding voluntarily filed or commenced by the Fund, (y) any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Liquidity Provider, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 7.17.    Nonpetition Covenant—Tender and Paying Agent.

Notwithstanding any prior termination of this Agreement, The Bank of New York Mellon, solely in its capacity as Tender and Paying Agent, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends, petition or otherwise invoke process of any court or government authority for the purpose of commencing a case against, the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Tender and Paying Agent from taking any action prior to the expiration of the aforementioned one year and one day period (x) in any case or proceeding voluntarily filed or commenced by the Fund, (y) in any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Tender and Paying Agent, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 7.18.    Judgment Currency.

(a)        The Liquidity Provider agrees, to the fullest extent that it may effectively do so under applicable law, that if for the purpose of obtaining or enforcing judgment against the Liquidity Provider in any court it is or becomes necessary to convert the sum due in respect of this Agreement, including the Purchase Obligation, in the currency required hereby (the “Required Currency”) into a currency in which a judgment will be rendered (the “Judgment Currency”), the conversion shall be made at the rate of exchange at which, in accordance with normal banking procedures, the Tender and Paying Agent could purchase in The City of New York, the Required Currency with the Judgment Currency on the Business Day immediately preceding:

(i)	the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or

29

(ii)	the date on which the final unappealable judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this clause being hereinafter in this Section 7.18 referred to as the “Judgment Conversion Date”).

(b)        If, in the case of any proceeding in the court of any jurisdiction referred to in clause (ii) of this Section 7.18, there is a change in the rate of exchange between the Judgment Currency and the Required Currency prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the Liquidity Provider shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of Required Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date; provided, that if the amount paid in the Judgment Currency when converted at such rate would exceed the amount due in the Required Currency, the excess shall be returned to the Liquidity Provider.

(c)        The Liquidity Provider also agrees, to the fullest extent that it may effectively do so under applicable law, that its obligations under this Agreement, including the Purchase Obligation, to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the effective receipt by the payee of the full amount of the Required Currency expressed to be payable in respect of such payments or adjudged to be due in such judgment, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such effective receipt shall fall short of the full amount of the Required Currency so expressed to be payable or adjudged to be due and (iii) shall not be affected by judgment being obtained for any other sums due under this Agreement, including the Purchase Obligation.

[Signature page follows]

30

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

ROYAL BANK OF CANADA

By:
Name:
Title:

Signature Page to VRDP Purchase Agreement (NXJ)

SCHEDULE I

Description of VRDP Shares:	886 Nuveen New Jersey Dividend Advantage Municipal Fund Series 3 Variable Rate Demand Preferred Shares, or such other number of shares of such Series as may be Outstanding from time to time in accordance with the terms of this Agreement, the VRDP Fee Agreement and the Statement

Initial Remarketing Agent:	RBC Capital Markets, LLC

I-1

EXHIBIT A

To be completed by Tender and Paying Agent only—
Check applicable box:
☐ This is a Preliminary Notice of Purchase

☐ This is a Final Notice of Purchase

NOTICE OF PURCHASE

[Date]

ROYAL BANK OF CANADA

Global Loans Administration

WFC Branch

200 Vesey Street

New York, NY 10281

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND

333 West Wacker Drive

Chicago, Illinois 60606

Re:	Nuveen New Jersey Dividend Advantage Municipal Fund Series 3 Variable Rate Demand Preferred Shares (“VRDP Shares”)

Ladies and Gentlemen:

Reference is made to the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, dated as of [—], 2014 (as heretofore amended, modified or supplemented, the “Agreement”), between THE BANK OF NEW YORK MELLON, as the Tender and Paying Agent, and ROYAL BANK OF CANADA, as the Liquidity Provider. Capitalized terms used herein shall have the meanings given to them in or by reference to the Agreement.

Pursuant to Section 2.01(b) of the Agreement, the undersigned [Tender and Paying Agent] [Beneficial Owner] [Agent Member of a Beneficial Owner] [Holder] hereby notifies you of [number] VRDP Shares (CUSIP [—]) to be purchased by you on [—] (the “Purchase Date”) pursuant to Section 2.02 of the Agreement. The aggregate Purchase Price of such VRDP Shares is             dollars ($            ). Of such aggregate Purchase Price,             dollars ($            ) comprises the aggregate liquidation preference of such VRDP Shares and             dollars ($            ) comprises accumulated but unpaid dividends on such VRDP Shares to and including the Purchase Date.

Ex. A-1

The Purchase Price should be provided in immediately available funds to:

[Insert Appropriate Wire Instructions for the Tender and Paying Agent]

[If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations:]

[Insert Appropriate Wire Instructions]

Very truly yours,

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Beneficial Owner:

By:
Name:
Title:

[Address of Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of an Agent Member of a Beneficial Owner:

By:
Name:
Title:

[Address of Agent Member of a Beneficial Owner]

Ex. A-2

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Holder:

By:
Name:
Title:

[Address of Holder]

Ex. A-3

EXHIBIT B

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (THE “FUND”)

SERIES 3 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

CUSIP NO. [—]*

MANDATORY PURCHASE NOTICE – SERIES 3

In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 3 Variable Rate Demand Preferred Shares effective [•], 2014 (the “Statement”), the Fund hereby notifies Holders and the Liquidity Provider of the Mandatory Purchase of the Outstanding VRDP Shares for purchase by the Liquidity Provider on the Mandatory Purchase Date specified below due to the occurrence of the following Mandatory Purchase Event:

The termination of the VRDP Purchase Agreement prior to or on a Scheduled Termination Date where:

(i) at least 15 days prior to any such termination, the Liquidity Provider has not agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement being replaced;

(ii) at least 15 days prior to such termination, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement being replaced; or

(iii) by the fifteenth day prior to a Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced.

The Mandatory Purchase Date for purchase of all Outstanding VRDP Shares by the Liquidity Provider will be             , 20            .

All Outstanding VRDP Shares will be automatically subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

In the event that VRDP Shares are issued in certificated form and a Holder fails to deliver any VRDP Shares to which the Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder and Beneficial Owner(s) of such VRDP Shares will not be entitled to any payment

*	NOTE: Neither the Fund nor the Tender and Paying Agent shall be responsible for the selection or use of the CUSIP Numbers selected, nor is any representation made as to its correctness indicated in any notice or as printed on any VRDP Share certificate. It is included solely as a convenience to VRDP Shareholders.

Ex. B-1

(including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any monies held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

The Final Notice of Purchase to the Liquidity Provider will automatically be deemed given upon the delivery of this Mandatory Purchase Notice to the Liquidity Provider as provided in the VRDP Purchase Agreement.

The Mandatory Purchase Notice shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive this notice.

Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

Ex. B-2

EXHIBIT C

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (THE “FUND”)

SERIES 3 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

NOTICE OF TENDER

Note:	The substance of this notice must be given by the Beneficial Owner or its Agent Member to The Bank of New York Mellon, as Tender and Paying Agent (the “Tender and Paying Agent”), appointed under the Tender and Paying Agent Agreement, dated as of [—], 2014, between Nuveen New Jersey Dividend Advantage Municipal Fund and the Tender and Paying Agent, in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission) at or prior to 2:00 p.m., New York City time, on any Business Day. Any Notice of Tender delivered after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day and the Purchase Date specified in this Notice of Tender will be adjusted such that the Purchase Date shall be the next succeeding Business Day following the Purchase Date specified in this Notice of Tender. The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

TO: THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

1.        In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 3 Variable Rate Demand Preferred Shares effective [—], 2014 (the “Statement”), the undersigned,             , [Beneficial Owner] [Agent Member of the Beneficial Owner] of the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be Purchased[1]
3	[—]

hereby notifies you of the election by the Beneficial Owner of the referenced VRDP Shares to tender such VRDP Shares for purchase in the amount of the Purchase Price in respect of the number of VRDP Shares set forth above on the Purchase Date specified below, which is a Business Day and a date on which such VRDP Shares are subject to Optional Tender for purchase pursuant to a notice given on the date hereof. Such Purchase Date shall be on any day not less than seven days (or, if such day is not a Business Day, on the next succeeding Business Day) after delivery of this Notice of Tender.

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of the Beneficial Owner is:

Name of Agent Member:

DTC Participant No. of Agent Member:

Name of Beneficial Owner:

Beneficial Owner’s account number:

[1]	VRDP Shares may be tendered only in denominations of $100,000 and integral multiples thereof.

Ex. C-1

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

The Beneficial Owner or its Agent Member acknowledges and agrees that the Person or Persons to whom or to whose order the Purchase Price of the tendered VRDP Shares is to be paid is/are the same as identified above.

2.        The undersigned acknowledges the obligation of the tendering Beneficial Owner to deliver the VRDP Shares that are the subject of this Notice of Tender (that has not been duly revoked in accordance with the procedures referenced in Item 5 below) on or before 2:00 p.m., New York City time on the Purchase Date, and, in accordance with such obligation, the undersigned hereby undertakes to deliver or to cause to be delivered the VRDP Shares being sold [directly] or [through an Agent Member] to the Tender and Paying Agent, through the “funds against delivery” procedures of the Securities Depository, no later than 2:00 p.m., New York City time, on the Purchase Date. The undersigned hereby also assigns and transfers and directs the Securities Depository or its nominee or the Tender and Paying Agent to transfer the tendered VRDP Shares to the purchaser in accordance with the procedures described in Part II of the Statement, and otherwise according to the Securities Depository’s procedures, in exchange for the payment of the Purchase Price thereof on the Purchase Date.

3.        The undersigned confirms its agreement that it hereby transfers to the purchaser of the VRDP Shares tendered pursuant to this Notice of Tender the right to receive from the Fund any dividends declared and unpaid for each day prior to the purchaser becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Share by the purchaser.

4.        The undersigned hereby represents and warrants for the benefit of the Tender and Paying Agent, the Remarketing Agent, the Liquidity Provider and the Fund that the undersigned has full power and authority to tender, exchange, assign and transfer the VRDP Shares to be tendered hereby, and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are tendered.

5.        The undersigned acknowledges that this Notice of Tender is irrevocable and effective upon the receipt by the Tender and Paying Agent, except that a Notice of Revocation to tender any or all of the VRDP Shares specified in this Notice of Tender may be delivered by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date; provided, that the revocation will be effective only to the extent set forth in the Statement.

6.        Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

Ex. C-2

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:
Name:
Title:

[OR]

Print name of Agent Member

By:
Name:
Title:

Ex. C-3

SCHEDULE 1

NOTICE OF TENDER DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Tender must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 2:00 p.m., New York City time, on any Business Day. If this Notice of Tender is delivered after 2:00 p.m., New York City time, it will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in this Notice of Tender:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

This Notice of Tender shall not be deemed to be delivered unless and until the Tender and Paying Agent actually receives it by the above-described means.

Ex. C-4

EXHIBIT D

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (THE “FUND”)

SERIES 3 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”) –

NOTICE OF REVOCATION

Note:	The substance of this notice must be given to The Bank of New York Mellon (the “Tender and Paying Agent”), in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission), at or prior to 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date.

1.        In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 3 Variable Rate Demand Preferred Shares effective [—], 2014 (the “Statement”), the undersigned [Beneficial Owner] or [Agent Member of the Beneficial Owner] delivered to the Tender and Paying Agent on             ,             a Notice of Tender (the “Notice of Tender”) in connection with an Optional Tender relating to the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be Purchased
3	[—]

and specifying the following additional information applicable to such Optional Tender and Notice of Tender:

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of itself or the Beneficial Owner is:

Name of Agent Member

DTC Participant No. of Agent Member:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

Ex. D-1

2.        The undersigned,                 , [Beneficial Owner] [Agent Member of the Beneficial Owner] hereby requests revocation of the following number of VRDP Shares that were the subject of the Notice of Tender:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares hereby requested to be Revoked*
3	[—]

3.        The undersigned hereby acknowledges that this Notice of Revocation shall only be effective as a revocation of the Optional Tender of such number of VRDP Shares that are the subject of the Notice of Tender if all of the following conditions are met:

(i) the Remarketing Agent has not entered into an agreement to sell such VRDP Shares; and

(ii) this Notice of Revocation is received by the Tender and Paying Agent by email transmission (or if email transmission shall be unavailable, by facsimile transmission) not later than 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date.

4.        The undersigned hereby acknowledges that this Notice of Revocation is irrevocable.

5.        The undersigned acknowledges that this Notice of Revocation shall be effective to revoke the number of VRDP Shares requested to be revoked hereby only if and to the extent that the Remarketing Agent has so determined the effectiveness of such revocation with respect to such number of VRDP Shares (as evidenced by the Remarketing Agent below) and, to the extent not so effective, the Beneficial Owner (or its Agent Member on its behalf) continues to be obligated to tender such VRDP Shares for purchase for Optional Tender pursuant to and in accordance with the terms and conditions of the Notice of Tender.

6.        Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:
Name:
Title:

[OR]

Print name of Agent Member

By:
Name:
Title:

*	VRDP Shares may be revoked only in denominations of $100,000 and integral multiples thereof.

Ex. D-2

Extent to which this Notice of Revocation is Effective

The undersigned Remarketing Agent has determined in accordance with the Remarketing procedures set forth in the Statement that the foregoing Notice of Revocation is effective for the following number of VRDP Shares that are the subject of the Notice of Tender:             VRDP Shares.

RBC Capital Markets, LLC

By:
Name:
Title:

Date:

Ex. D-3

SCHEDULE 1

NOTICE OF REVOCATION DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Revocation must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

Ex. D-4

APPENDIX D

DATES OF ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

Fund	Adviser	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders	Date Original Investment Management Agreement Last Approved For Continuance by Board
Acquiring Fund	Nuveen Fund Advisors	November 13, 2007	November 8, 2007	April 30, 2014

Investment Quality	Nuveen Fund Advisors	November 13, 2007	October 12, 2007	April 30, 2014

Premium Income	Nuveen Fund Advisors	November 13, 2007	October 12, 2007	April 30, 2014

Dividend Advantage 2	Nuveen Fund Advisors	November 13, 2007	October 12, 2007	April 30, 2014

D-1

APPENDIX E

INVESTMENT MANAGEMENT FEE INFORMATION

Complex-Level Fee Rates

The annual complex-level fee rate is calculated by reference to the daily “eligible assets” of all Nuveen funds pursuant to the following annual fee schedule:

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2013, the complex-level fee rate for each Fund was 0.1683%.

E-1

APPENDIX F

FUND-LEVEL FEE RATES, MANAGEMENT FEES PAID AND MANAGED ASSETS

Fund-Level Fee Rates, Aggregate Management Fees Paid and Managed Assets

Fund	Fiscal Year End	Fund Average Daily Managed Assets*	Fund Level Fee Rate		Fees Paid to the Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013
Acquiring Fund	April 30, 2013	For the first $125 million For the next $125 million For the next $250 million For the next $500 million For the next $1 billion For managed assets over $2 billion	0.4500 0.4375 0.4250 0.4125 0.4000 0.3750	% % % % % %	$943,982	$138,655,302
Investment Quality	April 30, 2013	For the first $125 million For the next $125 million For the next $250 million For the next $500 million For the next $1 billion For the next $3 billion For managed assets over $5 billion	0.4500 0.4375 0.4250 0.4125 0.4000 0.3875 0.3750	% % % % % % %	$1,757,267	$434,490,874
Premium Income	April 30, 2013	For the first $125 million For the next $125 million For the next $250 million For the next $500 million For the next $1 billion For the next $3 billion For managed assets over $5 billion	0.4500 0.4375 0.4250 0.4125 0.4000 0.3875 0.3750	% % % % % % %	$2,849,941	$263,509,712
Dividend Advantage 2	April 30, 2013	For the first $125 million For the next $125 million For the next $250 million For the next $500 million For the next $1 billion For managed assets over $2 billion	0.4500 0.4375 0.4250 0.4125 0.4000 0.3750	% % % % % %	$661,947	$97,642,765

*	For this purpose, assets include assets attributable to all types of leverage.

F-1

APPENDIX G

DATES RELATING TO ORIGINAL SUB-ADVISORY AGREEMENTS

Fund	Sub-Adviser	Date of Sub- Advisory Agreement	Date Sub- Advisory Agreement Last Approved by Shareholders		Date Sub- Advisory Agreement Last Approved For Continuance by Board
Acquiring Fund	Nuveen Asset Management	December 31, 2010	—	*	April 30, 2014
Investment Quality	Nuveen Asset Management	December 31, 2010	—	*	April 30, 2014
Premium Income	Nuveen Asset Management	December 31, 2010	—	*	April 30, 2014
Dividend Advantage 2	Nuveen Asset Management	December 31, 2010	—	*	April 30, 2014

*	Prior to January 1, 2011, the Fund was managed by the Adviser. Effective January 1, 2011, the Adviser formed a subsidiary, Nuveen Asset Management, to house its portfolio management capabilities and entered into an investment sub-advisory agreement between the Adviser and Nuveen Asset Management with respect to the Fund. The date shareholders last approved the Original Investment Management Agreement between the Fund and the Adviser is set forth on Appendix D.

G-1

APPENDIX H

SUB-ADVISORY FEE RATES AND AGGREGATE SUB-ADVISORY FEES PAID

Target Fund	Fiscal Year End	Sub-Adviser	Fee Rate Under Sub-Advisory Agreement	Fees Paid to the Sub- Adviser During Last Fiscal Year	Managed Assets as of December 31, 2013
Acquiring Fund	April 30, 2013	Nuveen Asset Management	38.4615% of net advisory fees	$363,069	$138,655,302
Investment Quality	April 30, 2013	Nuveen Asset Management	38.4615% of net advisory fees)	$1,096,130	$434,490,874
Premium Income	April 30, 2013	Nuveen Asset Management	38.4615% of net advisory fees	$675,871	$263,509,712
Dividend Advantage 2	April 30, 2013	Nuveen Asset Management	38.4615% of net advisory fees	$254,595	$97,642,765

H-1

APPENDIX I

OFFICERS AND DIRECTORS OF NUVEEN FUND ADVISORS

The following table provides the names of the Directors and Principal Executive Officers of Nuveen Fund Advisors and their principal occupation and position(s). The address of each Director and Principal Officer of Nuveen Fund Advisors listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606.

Name	Position(s) with Nuveen Fund Advisors
William Adams IV	Co-President
Thomas S. Schreier, Jr.	Co-President
Kevin J. McCarthy	Managing Director, Co-General Counsel and Assistant Secretary
Kathleen L. Prudhomme	Managing Director, Co-General Counsel and Assistant Secretary
Gifford R. Zimmerman	Managing Director, Co-General Counsel and Assistant Secretary
Joseph T. Castro	Managing Director, Chief Compliance Officer and UCITS Compliance Manager
Scott S. Grace	Managing Director and Treasurer
Sherri A. Hlavacek	Managing Director and Controller
Stuart J. Cohen	Managing Director and Assistant Secretary
John L. MacCarthy	Executive Vice President and Secretary
Margo L. Cook	Executive Vice President, Investment Services
Robert D. Luse	Executive Vice President
Stephen D. Foy	Senior Vice President
Timothy N. Kafesjian	Senior Vice President
Lucas A Satre	Senior Vice President and Assistant Secretary
Margaret Panopoulos	Vice President and UCITS Compliance Manager
Diane S. Meggs	Vice President

OFFICERS AND DIRECTORS OF NUVEEN ASSET MANAGEMENT

The following table provides the names of the Directors and Principal Officers of Nuveen Asset Management and their principal occupation and position(s). The address of each Director and Principal Officer of Nuveen Asset Management listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606.

Name	Position(s) with Nuveen Asset Management
William T. Huffman	President
Thomas S. Schreier, Jr.	Chairman
Kevin J. McCarthy	Managing Director, Associate General Counsel and Assistant Secretary
Kathleen L. Prudhomme	Managing Director, Associate General Counsel and Assistant Secretary
Gifford R. Zimmerman	Managing Director, Associate General Counsel and Assistant Secretary
Stuart J. Cohen	Managing Director, Associate General Counsel and Assistant Secretary
Charles R. Manzoni, Jr.	Managing Director, Chief Operating Officer and General Counsel
Scott S. Grace	Managing Director and Treasurer
Sherri A. Hlavacek	Managing Director and Controller
John L. MacCarthy	Executive Vice President and Secretary
Robert D. Luse	Executive Vice President
Timothy N. Kafesjian	Senior Vice President
Lucas A. Satre	Senior Vice President and Assistant Secretary
Mark Slevin	Senior Vice President
Diane S. Meggs	Vice President and Chief Compliance Officer

I-1

APPENDIX J

BENEFICIAL OWNERSHIP

Beneficial Ownership

The following table sets forth for each Board Member and Board Member Nominee the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by such Board Member or Board Member Nominee as of December 31, 2013.

Dollar Range of Equity Securities

Board Member/Nominee(1)	Acquiring Fund	Investment Quality	Premium Income	Dividend Advantage 2	Family of Investment Companies(2)
Board Members/Nominees who are not “interested persons” of the Funds
Robert P. Bremner	None	None	None	None	over $100,000
Jack B. Evans	None	None	None	None	over $100,000
William C. Hunter	None	None	None	None	over $100,000
David J. Kundert	None	None	None	None	over $100,000
John K. Nelson(3)	None	None	None	None	None
William J. Schneider	None	None	None	None	over $100,000
Judith M. Stockdale	None	None	None	None	over $100,000
Carole E. Stone	None	None	None	None	over $100,000
Virginia L. Stringer	None	None	None	None	over $100,000
Terence J. Toth	None	None	None	None	over $100,000
Board Members/Nominees who are “interested persons” of the Funds
William Adams IV(3)	None	None	None	None	over $100,000
Thomas S. Schreier, Jr.(3)	None	None	None	None	over $100,000

(1)	All Board Members are Nominees for election with respect to common and/or preferred shareholders of the Acquiring Fund, Investment Quality, Premium Income and/or Dividend Advantage 2 at the Annual Meeting, as described in the Joint Proxy Statement/Prospectus.
(2)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member or Board Member Nominee in the Funds and in all Nuveen funds overseen by such Board Member or Board Member Nominee.
(3)	Board Members Adams, Nelson and Schreier were appointed as Board Members of the Acquiring Fund and Dividend Advantage 2 effective September 1, 2013.

J-1

APPENDIX K

BOARD AND COMMITTEE MEETINGS HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Fund Committee Meeting
Acquiring Fund	6	8	1	5	6	4	6	5
Investment Quality	6	8	—	5	6	4	6	5
Premium Income	6	8	—	5	6	4	6	5
Dividend Advantage 2	6	8	—	5	6	4	6	5

K-1

APPENDIX L

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this [ ] day of [ ], by and between [Name of Fund], a [State of Organization] [Form of Organization] (the “Fund”), and NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of [Trustees/Directors] of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as [trustees/directors] or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2. For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.

A. The Fund Level Fee shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

Average Total Daily Net Assets(1) Rate

<SCHEDULE>

B. The Complex-Level Fee for the Fund shall be calculated by reference to the daily net assets of the Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by such Eligible Funds, such leveraging net assets, but to exclude, in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), net assets of Funds of Funds attributable to investments in Eligible Funds) (“Complex-Level Assets”), pursuant to the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($ million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C. “Eligible Funds,” for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become a Nuveen-branded fund because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Acquired Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Acquired Funds would be included in Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

D. The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below), and (ii) the Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

i. In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Acquired Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to extent that such Fund may later participate in a subsequent Fund consolidation as described in (iii) below;

ii. In the case of Acquired Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below), and (ii) an Acquired Fund’s net assets as of the effective date of such Fund’s Acquisition; and

iii. In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

E. Following are additional definitions of terms used above:

i. “Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Acquired Funds.

ii. “Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Acquired Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of First American Investment Funds, Inc. that became Acquired Funds as of December 31, 2010, the Aggregate Eligible Asset Amount is $2 billion.

iii. “Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

F. For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3. The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as [trustees/directors], officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4. Subject to applicable statutes and regulations, it is understood that officers, [trustees/directors], or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as [trustees/directors], officers or agents.

5. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6. The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7. This Agreement shall continue in effect until [August 1, 2015], unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of [Trustees/Directors] or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of [Trustees/Directors] of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

10. The Fund’s [Declaration of Trust/Articles of Incorporation] [is/are] on file with the Secretary of [State of Organization]. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

11. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of [State of Organization]) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

[NAME OF FUND]

Attest:	by:	NUVEEN FUND ADVISORS, LLC

by:
Attest:

APPENDIX M

FORM OF NEW SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made as of the [    ] day of [    ], between Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”), and Nuveen Asset Management, LLC a Delaware limited liability company (the “Sub-Adviser” and with the Adviser, a “Party” or “Parties”).

WHEREAS, the Adviser acts as the investment adviser for each of the closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) listed on Appendix A (each a “Fund” and collectively, the “Funds”), pursuant to investment advisory agreements between the Adviser and each Fund (the “Advisory Agreement”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for each Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1. Appointment of Sub-Adviser. The Adviser desires to engage and hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to each Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Duties of Sub-Adviser.

The Sub-Adviser is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in each Fund. In connection therewith, the Sub-Adviser will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund; (d) employ qualified personnel to assist in the supervision of the Fund’s investment program and to monitor the level of risk incurred by the Fund in connection with its investment program; (e) provide input requested by the Adviser with respect to the possible forms and levels of leverage employed by the Fund, and help monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (f) provide assistance in connection with determining dividend and distribution levels for the Fund and preparing and reviewing dividend and distribution notices to shareholders; and (g) discuss with the Adviser, and take into account, tax issues arising in connection with management of the Fund’s portfolio. Subject to the supervision of each Fund’s Board of Directors/Trustees (the “Board”) and the Adviser, the Sub-Adviser will manage the assets in each Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below) of the Fund, to the extent that they have been provided to the Sub-Adviser, and (c) applicable laws and regulations.

The Adviser has furnished to the Sub-Adviser each Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation or Declaration of Trust and Bylaws of each Fund, each as amended to date (the “Charter Documents”), and each Fund’s investment objective(s), policies and restrictions. The Adviser agrees, on an ongoing basis, to provide to the Sub-Adviser, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to a Fund’s investment objective(s), policies and restrictions.

3. Brokerage. In selecting brokers or dealers to execute transactions on behalf of a Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Adviser will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser or the Adviser, except pursuant to the any 17e-1 Policies and Procedures for affiliated brokerage transactions that have been approved by Board for such Fund. The Adviser will provide the Sub-Adviser with a list of brokers and dealers that are “affiliated persons” of the Adviser.

4. Proxy Voting. The Sub-Adviser shall vote all proxies with respect to securities held in a Fund in accordance with the Sub-Adviser’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Adviser agrees to provide the Adviser with a copy of the revised proxy voting guidelines. The Adviser agrees to instruct each Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Adviser promptly upon receipt. The Sub-Adviser agrees to promptly inform the Adviser and any Fund of any conflict of interest of which the Sub-Adviser is aware that the Sub-Adviser has in voting proxies with respect to securities held in such Fund. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5. Information Provided to the Adviser.

(a) The Sub-Adviser will keep the Adviser informed of developments materially affecting any Fund and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

(b) The Sub-Adviser will confer with the Adviser as the Adviser may reasonably request regarding the investment and management of each Fund. The Sub-Adviser will not be required to advise the Adviser or act for the Adviser or any Fund in any legal proceedings, including bankruptcies or class actions, involving securities in any Fund or the issuers of the securities.

(c) The Sub-Adviser agrees to comply with all reporting requirements that the Board or the Adviser reasonably adopt and communicate to the Sub-Adviser in writing, including reporting requirements related to performance of any Fund, brokerage practices, and proxy voting.

(d) The Sub-Adviser will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of each Fund, and will notify the Adviser promptly of any issuer-specific or market events or other situations that occur that may materially impact the pricing of one or more securities in such Fund. In addition, upon the request of Adviser, the Sub-Adviser will assist the Adviser in evaluating the impact that such an event may have on the net asset value of a Fund and in determining a recommended fair value of the affected security or securities. Sub-Adviser shall not be liable for any valuation determined or adopted by any Fund, unless such determination is made based upon information provided by the Sub-Adviser that is materially incorrect or incomplete as a result of the Sub-Adviser’s gross negligence.

(e) The Sub-Adviser has provided the Adviser with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Adviser Compliance Policies”). The Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i) a report of any material changes to the Sub-Adviser Compliance Policies;

(ii) a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

(iii) a copy of a summary of the Sub-Adviser CCO’s report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv) an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i)—(iii).

(f) The Sub-Adviser will timely notify the Adviser of any material violations by the Sub-Adviser of a Fund’s investment policies or restrictions or any applicable law or regulation.

6. Standard of Care. The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Adviser nor its members, partners, officers, employees and agents shall be liable to the Adviser, any Fund, any Fund’s shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to a Fund or (b) for any failure or delay in performance of the Sub-Adviser’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Adviser does not guarantee the future performance of any Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of a Fund. The Adviser understands that investment decisions made for a Fund by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7. Compensation. In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser on the fifth business day of each month a fee equal to the percentage allocation of the fees (net of applicable breakpoints, waivers and reimbursements) paid by each Fund to the Adviser under the Advisory Agreement for such Fund as set forth in Appendix A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8. Expenses. The Sub-Adviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of a Fund will be borne by such Fund, except to the extent specifically assumed by the Adviser or Sub-Adviser. The expenses to be borne by a Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser or Sub-Adviser; (k) legal and auditing expenses; (l) cost of certificates representing shares of the Fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

9. Services to Other Companies or Accounts. The Adviser understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that whenever a Fund and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to similarly allocate opportunities to sell securities. The Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Fund. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it specifically maintains for a Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Adviser’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11. Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until August 1, 2015. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of each Fund in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Adviser and Sub-Adviser) by the Adviser, by a Fund’s Board, by vote of a majority of a Fund’s outstanding voting securities, or by the Sub-Adviser, and will immediately terminate upon termination of the Advisory Agreement with respect to a Fund. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement with respect to a Fund or Funds will not result in the termination of this Agreement with respect to any other Fund or Funds.

12. Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or a Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

13. Indemnification. (a) The Adviser agrees to indemnify and hold harmless the Sub-Adviser and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Adviser Indemnified Person may become subject as a result of the Adviser’s material breach of this Agreement or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Adviser’s Disqualifying Conduct.

(b) The Sub-Adviser agrees to indemnify and hold harmless the Adviser and any Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Adviser Indemnified Person may become subject as a result of the Sub-Adviser’s material breach of this Agreement or as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Adviser’s Disqualifying Conduct.

14. Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Adviser may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Adviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Adviser may provide information about the Adviser and any Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Adviser will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15. Disclosure. (a) Neither the Adviser, on its own behalf or on behalf of any Fund, or the Sub-Adviser shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Adviser, as permitted in accordance with Section 14 of this Agreement.

(b) Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to any Fund (including, but not limited to, the identity of the Adviser or the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of a Fund in accordance with the terms of this Agreement.

(c) Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Adviser acknowledges that the Adviser and each Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act.

16. Instructions to Custodian. The Sub-Adviser shall have authority to issue to each Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to a Fund that it has initiated. The Adviser shall ensure that each Fund’s custodian is obliged to comply with any instructions of the Sub-Adviser given in accordance with this Agreement. The Sub-Adviser will not be responsible for supervising a Fund’s custodian.

17. Representations and Warranties. (a) The Adviser represents and warrants to the Sub-Adviser that the Adviser:

(i) has full power and authority to appoint the Sub-Adviser to manage a Fund in accordance with the terms of this Agreement; and

(ii) this Agreement is valid and has been duly authorized by appropriate action of the Adviser, the Board of each Fund and each Fund’s shareholders, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b) The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser:

(i) is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii) is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Adviser; and

(iii) maintains insurance coverage in an appropriate amount and shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

18. Miscellaneous.

(a) Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Adviser or Sub-Adviser, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b) Amendment. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Sub-Adviser, which amendment must be approved by the Board of each affected Fund in the manner required by the 1940 Act.

Notwithstanding the foregoing and subject to approval by the Board of a new Fund in the manner required by the 1940 Act, this Agreement may be amended at any time to add additional Funds and the compensation to the Sub-Adviser for such additional Funds to Appendix A, such mutual agreement between the Adviser and the Sub-Adviser to be evidenced by a revised Appendix A and performance of each parties obligations hereunder with respect to such new Funds.

(c) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d) Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e) Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f) Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Illinois, without giving effect to principles of conflict of laws.

(g) Use of Sub-Adviser’s Name. The Adviser shall furnish to the Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. The Adviser shall not use or cause any Fund to use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

Nuveen Fund Advisors, LLC

By:
Name:
Title:

Nuveen Asset Management, LLC

By:
Name:
Title:

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                                                                                           NXJ-0814

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 5, 2014	PROXY

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen New Jersey Dividend Advantage Municipal Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen New Jersey Dividend Advantage Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on August 5, 2014, at 10:00 a.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen New Jersey Dividend Advantage Municipal Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen New Jersey Dividend Advantage Municipal Fund

Shareholders Meeting to Be Held on August 5, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Members:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Preferred Shares Only:
	01. William Adams IV	05. William C. Hunter	☐	☐	☐
	02. David J. Kundert	06. William J. Schneider
03. John K. Nelson
04. Terence J. Toth

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To approve an Agreement and Plan of Reorganization pursuant to which each of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc. and Nuveen New Jersey Dividend Advantage Municipal Fund 2 (each, a “Target Fund”) would (i) transfer substantially all of its assets to Nuveen New Jersey Dividend Advantage Municipal Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.		FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.		FOR ☐	AGAINST ☐	ABSTAIN ☐

4(a).	To approve a new investment management agreement between Nuveen New Jersey Dividend Advantage Municipal Fund and Nuveen Fund Advisors, LLC.		FOR ☐	AGAINST ☐	ABSTAIN ☐

4(b).	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, with respect to Nuveen New Jersey Dividend Advantage Municipal Fund.		FOR ☐	AGAINST ☐	ABSTAIN ☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]